As filed with the Securities and Exchange Commission on March 6, 2017

Securities Act File No. 333-216207

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  ☒  Pre-Effective Amendment No. 1

  ☐  Post-Effective Amendment No.

ALCENTRA CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

200 Park Avenue, 7th Floor
New York, New York 10166

(Address of Principal Executive Offices)

(212) 922-8240

(Registrant’s Telephone Number, Including Area Code)

Paul J. Echausse, Esq.
President and Chief Executive Officer
Alcentra Capital Corporation
200 Park Avenue, 7th Floor
New York, New York 10166

(Name and Address of Agent for Service)

COPIES TO:

Steven B. Boehm, Esq.
Harry S. Pangas, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
Tel: (202) 383-0100
Fax: (202) 637-3593

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price(1)		Amount of Registration Fee(9)
Primary Offering
Common Stock, $0.001 par value per share(2)(3)
Preferred Stock, $0.001 par value per share(2)
Subscription Rights(2)
Warrants(4)
Debt Securities(5)
Total		$250,000,000	(6)	$28,975
Secondary Offering
Common Stock, $0.01 par value per share(7)	2,692,495	$34,167,761.55	(8)	$3,960.04	(8)

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale of the securities registered under this Registration Statement.
(2)	Subject to note 6 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock, or subscription rights to purchase shares of the Registrant’s common stock as may be sold, from time to time.
(3)	Includes such indeterminate number of shares of the Registrant’s common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.
(4)	Subject to note 6 below, there is being registered hereunder an indeterminate number of the Registrant’s warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities of the Registrant.
(5)	Subject to note 6 below, there is being registered hereunder an indeterminate number of debt securities of the Registrant as may be sold, from time to time. If any debt securities of the Registrant are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $250,000,000.
(6)	In no event will the aggregate offering price of all primary offering securities issued from time to time pursuant to this Registration Statement exceed $250,000,000.
(7)	These shares are being registered on behalf of the selling stockholders named herein.
(8)	Estimated solely for the purpose of calculating the registration fee. Pursuant to Rules 457(c) and 457(a) of the Securities Act of 1933, as amended, the proposed maximum aggregate offering amount and the amount of the registration fee with respect to these shares have been determined on the basis of the high and low market prices of Alcentra Capital Corporation’s common stock reported on the Nasdaq Global Select Market on February 16, 2017.
(9)	Previously paid. Once this registration statement on Form N-2 is declared effective, any offering contemplated under the Registrant’s prior registration statement on Form N-2 (File No. 333-213193) will terminate.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion dated March 6, 2017

PRELIMINARY PROSPECTUS

$250,000,000

Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

2,692,495 Shares of Common Stock by Selling Stockholders

We are a specialty finance company that operates as a non-diversified, closed-end management investment company. Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in lower middle-market companies in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940. We have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes.

We may offer, from time to time in one or more offerings, up to $250,000,000 of our common stock, preferred stock, debt securities, subscription rights or warrants to purchase common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of common stock. Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission may permit.

Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities.

In addition, this prospectus relates to 1,966,996 shares of our common stock that may be sold by Alcentra NY, LLC, the Company’s investment adviser and other affiliates of ours, and 725,499 shares of our common stock that may be sold by the additional selling stockholder identified under “Selling Stockholders.” Collectively, these shares represent 20.02% of our outstanding shares of common stock. Sales of our common stock by the selling stockholders, which may occur at prices below the net asset value per share of our common stock, may adversely affect the market price of our common stock and may make it more difficult for us to raise capital.

Alcentra NY, LLC acquired its shares of our common stock that are being registered hereunder from Alcentra Investments Limited. Alcentra Investments Limited and the other selling stockholder identified under the heading entitled “Selling Stockholders” contained elsewhere herein acquired the shares of common stock through the formation transactions completed immediately prior to our initial public offering. Each offering by the selling stockholders of their shares of our common stock through agents, underwriters or dealers will be accompanied by a prospectus supplement that will identify the selling stockholders as participating in such offering. We will not receive any proceeds from the sale of shares of our common stock by the selling stockholders.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “ABDC”. On March 2, 2017, the last reported sales price on the NASDAQ Global Select Market for our common stock was $12.53 per share.

The companies in which we invest are subject to special risks. For example, substantially all of the securities we invest in are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” and “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, a substantial amount of our investment portfolio will consist of debt investments for which issuers will not be required to make principal payments until the maturity of the loans, which will result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. A substantial amount of our subordinated debt and preferred equity investments pay payment-in-kind interest, which potentially creates negative amortization on a loan, resulting in an increase in the amounts that our portfolio companies will ultimately be required to pay us. Further, a material amount of our debt and preferred equity investments have interest reset provisions, which may make it more difficult for the borrowers to make debt repayments to us.

See “Risk Factors” beginning on page 20 to read about factors you should consider, including the risk of leverage, before investing in our securities.

This prospectus contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. The SEC also maintains a website at http://www.sec.gov that contains such information. This information will also be available free of charge by contacting us at 200 Park Avenue, 7th Floor, New York, New York 10166, or by telephone at (212) 922-8240 or on our website at www.alcentracapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is            , 2017

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement. We and the selling stockholders have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we or the selling stockholders had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since then.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus carefully.

Except as otherwise indicated, the terms: “we,” “us,” “our” “Alcentra Capital” and the “Company” refer to Alcentra Capital Corporation; our “Adviser” or “Alcentra NY” refers to our investment adviser, Alcentra NY, LLC.

Alcentra Capital Corporation

We are a specialty finance company that operates as a non-diversified, closed-end management investment company. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act. In addition, we have elected to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code.

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as companies having annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, of between $5 million and $25 million, and/or revenues of between $10 million and $100 million, although we may selectively make investments in larger or smaller companies. Our investments typically range in size from $5 million to $15 million.

Our Adviser has a history of investing in companies that seek capital to use for growth initiatives, change in ownership in leveraged buyouts or a generational change of ownership, or what we refer to as Growth Companies. We define a Growth Company as a company that has experienced growth of at least two to three times the growth rate of gross domestic product, or GDP or have a catalyst to achieve that type of growth. It has been the experience of our Adviser’s investment team that Growth Companies typically incur less leverage than larger companies in order to maintain the financial flexibility to continue to invest in the growth of their businesses. In the experience of our Adviser’s investment team, our targeted industry sectors tend to have a greater proportion of Growth Companies and therefore offer greater investment opportunities to pursue. Our targeted industry sectors are: healthcare and pharmaceutical services; defense, aerospace, homeland security and government services; business and outsourced services; and energy services. We may also make investments in portfolio companies that do not possess these characteristics or are outside of these industry sectors.

Our investment activities are managed by our Adviser pursuant to the terms of an investment advisory and management agreement, which we refer to as the Investment Advisory Agreement. We expect to source investments primarily through the extensive network of relationships that the principals of our Adviser have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

On May 14, 2014, we completed our initial public offering, or IPO, at a price of $15.00 per share. Through our IPO we sold 6,666,666 shares for gross proceeds of approximately $100,000,000. On June 6, 2014, we sold 750,000 shares through the underwriters’ exercise of the overallotment option for gross proceeds of $11,250,000.

Portfolio Composition

We originate and invest primarily in lower middle-market companies (typically those with $5.0 million to $25.0 million of EBITDA) through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment. From time to time, we may invest in companies that are larger than this but exhibit good growth characteristics.

As of September 30, 2016, we had $305.9 million (at fair value) invested in 35 portfolio companies. Our portfolio included approximately 31.2% of first lien debt, 30.8% of second lien debt, 26.9% of mezzanine debt and 11.0% of equity investments at fair value. Going forward we intend to maintain our equity allocation at approximately 10 – 15% of our portfolio investments. At September 30, 2016, our average portfolio company investment at amortized cost and fair value was approximately $9.1 million and $8.5 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $19.0 million and $19.0 million, respectively. At September 30, 2016, 57% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 43% bore interest at fixed rates. We intend to continue to re-balance our portfolio going forward with more investments that are floating rate loans.

The weighted average yield on all of our debt investments as of September 30, 2016 was approximately 11.8%. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of our subsidiary fees and expenses. The weighted average yield was computed using the effective interest rates for all of our debt investments, which represents the interest rate on our debt investment restated as an interest rate payable annually in arrears and is computed including cash and payment in kind, or PIK interest, as well as accretion of original issue discount. As a result, the weighted average yield figure set forth above does not represent the cash interest payments we received on our debt investments during the period noted above. In this regard, the weighted average cash yield on all of our debt investments as of September 30, 2016 was approximately 10.7%. These yields do not include the dividends, including PIK dividends, received on our preferred equity investments. PIK dividends on preferred equity functions in much the same way as PIK interest on debt investments in that it is paid in the form of additional preferred securities and not cash. There can be no assurance that the weighted average yield and the weighted average cash yield will remain at their current levels.

The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a below-investment grade rating from a nationally recognized statistical rating organization, which is often referred to as “high-yield” or “junk.” Exposure to below-investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, a substantial portion of our investment portfolio consists of debt investments for which issuers are not required to make principal payments until the maturity of the loans, which may result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. As of September 30, 2016, approximately 17.5% of the income we received from our portfolio companies was in the form of non-cash income, such as contractual pay-in-kind, or PIK, interest. Since PIK interest involves us recognizing income without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement applicable to RICs. Our failure to meet the annual distribution requirements could reduce the amounts available for distributions. In addition, the PIK feature of our subordinated debt and preferred equity investments increases our credit risk exposure over the life of the investments given that it increases the amounts that our portfolio companies will ultimately be required to pay us. Furthermore, we have not previously been required to manage our portfolio in accordance with the RIC asset diversification requirements. See “Risk Factors — If we are unable to meet the RIC asset diversification requirements, we may fail to qualify as a RIC” and “— PIK interest payments we receive increase our assets under management and, as a result, increases the amount of base management fees and incentive fees payable by us to our Adviser”.

Organizational Structure

The following chart shows the ownership structure and various entities affiliated with us and our Adviser.

(1)	For tax purposes, certain of our equity investments purchased are held by a wholly-owned subsidiary of ours.

Our Adviser

Our investment activities are managed by Alcentra NY, our investment adviser. Alcentra NY is the U.S. subsidiary of Alcentra Group, an asset management platform focused on below-investment grade credit, often referred to as “high-yield” or “junk.” Alcentra Group has offices in London, New York and Boston and representatives in Singapore and Hong Kong. Alcentra Group manages more than 75 investment vehicles and accounts totaling more than $29.0 billion in assets.

Our Adviser is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.

Our Adviser’s investment team is led by Paul J. Echausse, our President and Chief Executive Officer, and David Scopelliti, our Senior Vice President. Mr. Echausse was a founding member of Alcentra Middle Market in 1998 through the investment of subordinated debt investments on the Bank of New York platform. Our Investment Committee is comprised of Paul J. Echausse, our President and Chief Executive Officer, Paul Hatfield, Chairman of our board of directors, Kevin Bannon, David Scopelliti, our Senior Vice President, Ellida McMillan, our Chief Accounting Officer and Branko Krmpotic. Members of our Investment Committee together with other investment professional of our Adviser, collectively have more than 60 years of such experience investing and lending across changing market cycles. As of September 30, 2016, the investment professionals of our Adviser have invested more than $800 million in debt and equity securities of primarily lower middle-market companies.

Our Adviser combines significant credit analysis, structuring capability and transaction experience within the larger credit investment platform of the Alcentra Group. See “Business — Alcentra Group and BNY Mellon.”

We have entered into the Investment Advisory Agreement with our Adviser pursuant to which we pay a base management fee and incentive fees to our Adviser for its services under the agreement. See “Management Agreements — Investment Advisory Agreement — Management Fees.”

Our Administrator

We have entered into a fund administration and accounting agreement, or the Administration Agreement, with State Street Bank and Trust Company, or State Street, pursuant to which State Street provides us with financial reporting, post-trade compliance, and treasury services. Under the Administration Agreement, we pay a fixed annual fee, paid in monthly installments in arrears, along with additional fees and expenses as incurred each month. See “Management Agreements  — Administration Agreement.”

Alcentra Middle Market

Alcentra Middle Market, a division of Alcentra NY, has sponsored three private investment funds that focus on subordinated debt and equity investments in middle market companies, each of which is managed by Alcentra NY. Fund III, the last of the private investment funds, was formed in 2010 and is owned by institutional, family office and private wealth investors. The Alcentra Middle Market professionals of our have worked together for more than 12 years and as of September 30, 2016 have invested more than $800 million in lower middle-market companies.

Alcentra Middle Market combines significant credit analysis, structuring capability and transactional experience within the larger credit investment platform of the Alcentra Group.

Alcentra Group and BNY Mellon

The Alcentra Group was formed in 2002 through the merger of two asset management divisions acquired from Barclays Bank Plc in the United Kingdom and Imperial Credit Industries, Inc. in the United States. In January 2006, Alcentra Group was purchased by BNY Mellon. As a wholly-owned subsidiary of BNY Mellon, the Alcentra Group manages approximately $29.0 billion in below-investment grade debt assets across more than 75 investment vehicles and funds. The Alcentra Group collectively employed 126 investment professionals as of September 30, 2016. Alcentra Group is the specialist below-investment grade debt manager within BNY Mellon’s group of asset management boutiques.

BNY Mellon is one of the largest bank holding companies in the U.S. with a market capitalization of approximately $49.6 billion and is also one of the largest securities servicing organizations with $29.9 trillion of assets under custody and administration and boasts a global platform across 35 countries as of September 30, 2016. BNY Mellon is a substantial player in asset management with approximately $1.6 trillion of assets under management as of September 30, 2016.

BNY Mellon also maintains a substantial “Wealth Management” business that provides investment advisory services to high net worth individuals, families and family offices. As of September 30, 2016, BNY Mellon’s Wealth Management business has 41 offices, many of which are in major metropolitan cities throughout the country, and manages more than $200 billion on behalf of their clients. BNY Mellon’s Wealth Management group interacts regularly with privately owned businesses and the family owners thereof. The Alcentra Middle Market team maintains an active calling program on these offices as a source of deal flow and deal referrals. We utilize our access to the BNY Mellon Wealth Management platform as an important component of our network of relationships in sourcing investment opportunities.

Credit Facility

In connection with the IPO, we entered into a senior secured revolving credit agreement (Credit Facility) with ING Capital LLC, as administrative agent and lender. The Credit Facility has an initial commitment of $80 million with an accordion feature that allows for an increase in total commitments to $160 million. The Credit Facility was amended on August 11, 2015 to increase the accordion feature to allow for a future increase of the total commitments up to $250,000,000, subject to satisfaction of certain conditions at the time of any such future increase. As amended, the Credit Facility has a maturity date of August 11, 2020 and bears interest, at our election, at a rate per annum equal to (i) 2.25% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1.0%, and zero or (ii) 3.0% plus the one, three or six month LIBOR rate, as applicable. At such time as we and certain of our subsidiaries reach a combined net worth of $230 million, the interest rate per annum will be reduced to (i) 2.00% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1%, and zero or (ii) 3.00% plus the one, three or six month LIBOR rate, as applicable. On March 2, 2016, we amended certain provisions of the Credit Facility relating to the treatment of approximately $38.6 million in aggregate principal amount of outstanding InterNotes that mature prior to the Credit Facility. Among other things, the amendments to the Credit Facility provide that, in the nine-month period prior to the maturity of these particular InterNotes, which mature between February 15 and April 15, 2020, our ability to borrow under the Credit Facility will be reduced by and in the amount of such InterNotes still outstanding during such time. The Credit Facility is secured by a first priority security interest in all of our portfolio investments, the equity interests in certain of our direct and indirect subsidiaries and substantially all of our other assets. We are also subject to customary covenants and events of default typical of a facility of this type. As of September 30, 2016, borrowings under the Credit Facility were $70.9 million.

Business Strategy

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in lower middle-market companies in the form of senior debt, unitranche, second lien, subordinated debt and, to a lesser extent, senior debt and minority equity investments. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies will not be rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating below-investment grade, which is often referred to as “high-yield” and “junk.” While our primary investment focus is to make loans to, and selected equity investments in, privately-held lower-middle-market companies, we may also make selective investments in larger or smaller companies.

Our business strategy to achieve our investment objective consists of (1) identifying market opportunity; (2) utilizing our competitive advantages; (3) evaluating investment opportunities and (4) sourcing, structuring and supervising investments.

Market Opportunity

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to our stockholders.

The Lower Middle-Market Represents a Large, Underserved Market.  We believe that lower middle-market companies, most of which are privately held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that companies of this size generally are less leveraged relative to their enterprise value, as compared to larger companies with a greater range of financing options.

Reduced Availability of Capital for Lower Middle-Market Companies Presents Opportunity for Attractive Risk-adjusted Returns.  Beginning with the credit crisis that began in 2007, we believe that the subsequent exit of traditional capital providers from lower middle-market lending created a less competitive market and an increased opportunity for alternative funding sources like us to generate attractive risk-adjusted returns. The remaining lenders and investors in the current environment require lower levels of senior and total leverage, increased equity commitments and more comprehensive covenant packages than were customary prior to the credit crisis. We believe that our ability to offer flexible financing solutions positions us to take advantage of this dislocation.

Regulatory Changes Have Decreased Competition Among Lower Middle-Market Lenders.  We believe recent regulatory changes, including the adoption of the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords have caused banking institutions to curtail their lending to lower middle-market companies. As a result, we believe that less competition will facilitate higher quality deal flow and allow for greater selectivity for us throughout the investment process.

Large Pools of Uninvested Private Equity Capital Should Drive Future Transaction Velocity.  We expect that private equity firms will remain active investors in lower middle-market companies. Private equity funds generally seek to leverage their investments by combining their equity capital with senior secured loans and/or mezzanine debt provided by other sources, and we believe that our investment strategy positions us well to partner with such private equity investors, although there can be no assurance that we will be successful in this regard. Although our interests may not always be aligned with the private equity sponsors of our portfolio companies given their positions as the equity holders and our position as the debt holder in our portfolio companies, we believe that private equity sponsors will provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.

Growth Companies Typically Pursue Mezzanine Debt as Cost Efficient Capital.  Mezzanine debt can be an effective source of capital for companies experiencing rapid growth. We typically focus on companies that can achieve a revenue growth rate of at least two to three times the rate of GDP growth. It is not uncommon for Growth Companies to grow faster than their bank can provide debt to support that growth. Growth Companies therefore have two primary capital market options to fund that growth: (i) raise private equity from individuals or institutions; or (ii) raise mezzanine debt capital. We believe that mezzanine debt capital can be a more cost effective alternative for Growth Companies, and can be more competitive than raising private equity capital.

Competitive Advantages

Experienced Management Team.  Members of our Adviser’s Investment Committee and other investment professionals of our Adviser collectively have more than 60 years of experience investing and lending across changing market cycles. These professionals have diverse backgrounds with prior experience in investment and management positions at investment banks, small business investment companies, which we refer to as SBICs, commercial banks and privately held companies. As of September 30, 2016 the investment professionals of our Adviser have invested more than $800 million in debt and equity securities of primarily lower middle-market companies. We believe this experience provides our Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of lower middle-market companies. Further, we believe this positions our Adviser to effectively identify, assess, structure and monitor our investments.

Strong Transaction Sourcing Network.  Our Adviser’s investment professionals possess an extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior-capital partners, SBICs, financial intermediaries, law firms, accountants and management teams of privately owned businesses. We believe that the combination of these relationships and our reputation as a reliable, responsive and value-added financing partner will generate a steady stream of new investment opportunities and proprietary deal flow.

Access to the BNY Mellon Wealth Management Platform.  BNY Mellon maintains a substantial Wealth Management business that provides investment advisory and other services to high net worth individuals, families and family offices. BNY Mellon’s Wealth Management group interacts regularly with privately owned businesses and the family owners thereof. The Alcentra Middle Market team maintains an active calling program on these offices as a source of deal flow and deal referrals. We utilize our access to the BNY Wealth Management platform as an important component of our network of relationships in sourcing investment opportunities.

Flexible Financing Solutions.  We offer a variety of financing structures and have the flexibility to structure our investments to meet the custom needs of our portfolio companies, including among investment types and investment terms. Typically we invest in senior or subordinated debt, coupled with an equity or equity-like component to increase the total investment return profile. We believe our ability to offer a variety of financing arrangements makes us an attractive partner to lower middle-market companies and enables our Adviser to identify attractive investment opportunities throughout economic cycles and across a company’s capital structure.

Rigorous Underwriting Policies and Active Portfolio Management.  Our Adviser has implemented rigorous underwriting policies that are followed in each transaction. These policies include an extensive review and credit analysis of portfolio companies, historical and projected financial performance as well as an assessment of the portfolio company’s business model and forecasts which are designed to assess investment prospects via a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness. In addition, we structure our debt investments with protective financial covenants, designed to proactively address changes in a portfolio company’s financial performance. Covenants are negotiated before an investment is completed and are based on the projected financial performance of the portfolio company. These processes are designed to, among other things, provide us with an assessment of the ability of the portfolio company to repay its debt at maturity. After investing in a portfolio company, we monitor the investment closely, receiving financial statements on at least a quarterly basis as well as annual audited financial statements. We analyze and discuss in detail the portfolio company’s financial performance with management in addition to attending regular board meetings. We believe that our initial and ongoing portfolio review process allows us to identify and maintain superior risk adjusted return opportunities in our target portfolio companies.

Minimize Portfolio Concentration.  While we focus our investments in lower middle-market companies, we seek to diversify our portfolio across various industries, geographic sectors and private equity or other sponsors. We actively monitor our investment portfolio to ensure we are not overly concentrated across industries, geographic sectors or financial sponsors. By monitoring our investment portfolio in this manner we seek to reduce the effects of economic downturns associated with any particular industry sector or geographic region.

Access to the Alcentra Group Platform.  We seek to leverage the depth and breadth of resources of the Alcentra Group platform across all aspects of its operations, benefiting from the Alcentra Group’s investment professionals, who in addition to their credit expertise, possess industry expertise. As of September 30, 2016, the Alcentra Group employs more than 23 senior analysts that closely follow a variety of industries, including healthcare, defense and business services. This unique access to in-house expertise will also be utilized in the ongoing monitoring of our investments.

Investment Guidelines for Evaluating Investment Opportunities

We believe that investing in debt of privately held companies provides several potential benefits, including:

•	current income;
•	priority in capital structure;
•	covenants and portfolio monitoring; and
•	predictable exits.

We use the following guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these guidelines have been, or will be, met in connection with each of our investments.

Current Income.  Senior term loans and mezzanine securities contractually provide either a fixed or variable coupon payable on a monthly or quarterly basis. We will seek to invest in debt securities that generate interest rate coupons of between 8 – 10% on our senior term loan investments, and total coupons of between 12 – 15% on our mezzanine investments, comprised of 10 – 12% paid in cash plus 2 – 3% paid in PIK interest.

Priority in Capital Structure.  In liquidation, debt holders typically are repaid first, with the remaining capital distributed to the equity holders. The structural priority of debt investing is a key component of our investment strategy to preserve capital.

Covenant and Portfolio Monitoring.  We seek debt investments with financial covenants, which are used to proactively address changes in a company’s financial performance. Typical financial covenant tests include minimum EBITDA, total debt/EBITDA and fixed charge coverage. Covenants are negotiated before an investment is completed and are set based on the projected financial performance of the portfolio company. As the portfolio company reports monthly, quarterly or annual results, covenants are tested for compliance. If a portfolio company breaches a covenant, debt holders have several options available including waiving the covenant default, demanding repayment in full or modifying the terms of the debt in exchange for a fee or enhanced economic features, amongst others.

Predictable Exit.  We execute each investment with a particular exit strategy determined by a variety of factors, including the portfolio company’s financial position, anticipated growth dynamics and the existing mergers and acquisitions environment. Our senior debt facilities are typically structured with little annual amortization and with principal due at maturity. Mezzanine investments are typically structured with a bullet maturity that is typically one year greater than the maturity on the senior debt facility. With either security, the investment will have a finite life, whereby the portfolio company is contractually required to repay the loan. Repayment typically occurs in the event of a refinancing, recapitalization or sale/merger of the company.

Private Funds.  We will invest no more than 15% of our net assets in entities which would be required to be registered as an investment company under the Investment Company Act of 1940 but for the exemptions in Section 3(c)(1) or 3(c)(7) thereunder (“Private Investment Companies”). Private Investment Companies include hedge funds and private equity funds. In addition, we will limit our investment in privately offered pooled investment vehicles (“Private Funds”) which include private REITs, private oil and gas funds, private commodity pools, private real estate funds as well as Private Investment Companies, to no more than 35% of our net assets, subject to the overall limit of investing no more than 15% of our net assets in Private Investment Companies. If we change this policy and determine to invest more than 15% of our net assets in Private Investment Companies or more than 35% of our net assets in Private Funds, we have agreed with the SEC staff to only do so after we have filed, and the SEC has declared effective, a new registration statement or a post-effective amendment to the registration statement on which this prospectus is a part.

Operating and Regulatory Structure

Our investment activities are managed by our Adviser and supervised by our board of directors, a majority of whom are independent of our Adviser and its affiliates. Our Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, which we refer to as the Advisers Act. Under the Investment Advisory Agreement, we have agreed to pay Alcentra NY an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management Agreements — Management Fee” and “Incentive Fee.” Our Adviser also provides us with certain administrative and other services necessary for us to operate pursuant to the Investment Advisory Agreement. See “Management Agreements.”

As a BDC, we are required to comply with certain regulatory requirements. The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs. BDCs are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Moreover, qualification for taxation as a RIC requires satisfaction of certain source-of-income, asset diversification and distribution requirements. The 1940 Act also contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters. However, we may seek to co-invest on a concurrent basis with funds or entities managed by our Adviser, BNY Mellon or their affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of co-investment transactions would only be permitted pursuant to an exemptive order from the SEC. On December 30, 2015, the SEC granted us relief sought in an exemptive application that expands our ability to co-invest in portfolio companies with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, subject to compliance with certain conditions. We intend to co-invest with certain of our affiliates, subject to the conditions included in the order. See “Regulation.”

Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. In particular, BDCs must have at least 200% asset coverage calculated in accordance with the 1940 Act in order to incur debt or issue preferred stock (which we refer to collectively as “senior securities”). As a result, we are required to finance our investments with at least as much equity as senior securities in the aggregate.

In addition, we have elected for U.S. federal income tax purposes to be treated as, and to qualify annually as, a RIC under the Code. As a consequence of our proposed RIC status, as well as our status as a BDC, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to preserve their status as a RIC and avoid corporate-level U.S. federal income tax. This requirement, in turn, generally prevents us from using earnings to support our operations, including making new investments. See “Certain U.S. Federal Income Tax Considerations.”

Summary Risk Factors

An investment in our Securities is subject to risks. The following is a summary of the principal risks that you should carefully consider before investing in our Securities. In addition, see “Risk Factors” on page 20 to read about risks you should consider before deciding to invest in our Securities.

•	Both we and our Adviser have a limited history of operating and advising a BDC or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.
•	We may not replicate the historical results achieved by other entities managed or advised by our Adviser.
•	We are dependent upon key personnel of our Adviser and the Alcentra Group for our future success. If our Adviser or the Alcentra Group were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.
•	Our business model depends to a significant extent upon our Adviser’s network of relationships with financial sponsors, service providers and other intermediaries. Any inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
•	Our financial condition, results of operations and cash flows will depend on our ability to manage our business effectively.
•	There are significant potential conflicts of interest that could negatively affect our investment returns, including the management of certain private investment funds by Alcentra NY and other investment advisers affiliated with the BNY Mellon Group.
•	We are restricted in our ability to enter into transactions with entities deemed to be our affiliates, which may limit the scope of investments available to us.
•	Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital and, as a RIC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
•	If we are unable to meet the RIC asset diversification requirements, we may fail to qualify as a RIC.
•	We finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
•	Because we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.
•	A general increase in interest rates will likely have the effect of increasing our net investment income, which would make it easier for our Adviser to receive incentive fees.
•	To the extent interest rates increase, this may negatively impact the operating performance of our portfolio companies due to increasing debt service obligations and, therefore, may affect our results of operations.
•	Adverse developments in the credit markets may impair our ability to borrow money.
•	Most of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and quoted prices or observable inputs are not generally available to determine such values, resulting in the use of significant unobservable inputs in our quarterly valuation process.
•	Defaults by our portfolio companies would harm our operating results.
•	The inability of our portfolio companies to pay interest and principal when due may contribute to a reduction in the net asset value per share of our common stock, our ability to pay dividends and to service our contractual obligations, and may negatively impact the market price of our common stock and other securities that we may issue.

•	Our activities may be limited as a result of being controlled by a bank holding company.
•	Investors may lose all or part of their investment in us.
•	The market price of our common stock may fluctuate significantly.
•	Investing in our common stock may involve an above average degree of risk.
•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
•	Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
•	Shares of our common stock have traded at a discount from net asset value and may do so in the future.
•	You may not receive dividends or our dividends may decline or may not grow over time.
•	We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.
•	Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.
•	If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.
•	Holders of any preferred stock we might issue would have the right to elect members of our board of directors and class voting rights on certain matters.

Significant Material Actual and Potential Conflicts of Interest

We have conflicts of interest arising out of the investment advisory activities of our Adviser and other operations of Alcentra Group and BNY Mellon. For example, we are an affiliate of BNY Mellon, which is a leading provider of financial services for institutions, corporations and high net worth individuals, providing asset management and wealth management, asset servicing, issuer services, clearing services and treasury services through a worldwide client-focused team. While we may benefit from BNY Mellon’s relationship and activities, situations will arise in which the interests of BNY Mellon and its affiliates will conflict with our interests and the interests of our stockholders. For example, we face potential conflicts of interest, including those relating to:

•	advisory services, lending and loan syndication;
•	conflicting investment interests;
•	time commitment of professionals;
•	transactions with BNY Mellon and its affiliates; and
•	competing funds and allocation policies.

In addition, as a result of restrictions imposed on bank holding companies and entities managed by bank holding companies (including us), our Adviser may be required or may decide to structure an investment in a manner that would be less favorable to us than structures available to a non-regulated entity. See “Related Party Transactions and Certain Relationships” and “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could negatively affect our operations and investment returns.”

Corporate Information

Our principal executive offices are located at 200 Park Avenue, 7th Floor, New York, New York 10166, and our telephone number is (212) 922-8240. We maintain a website located at www.alcentracapital.com. Information on our website is not incorporated into or a part of this prospectus.

THE OFFERING

We may offer, from time to time, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities comprised of any combination of the foregoing, on terms to be determined at the time of each offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors — Risks Relating to Offerings Pursuant to this Prospectus”. In addition, this prospectus relates to 2,692,495 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders”. Sales of our common stock by the selling stockholders, which may occur at prices below the net asset value per share of our common stock, may adversely affect the market price of our common stock and may make it more difficult for us to raise capital.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.

Set forth below is additional information regarding offerings of securities pursuant to this prospectus:

Use of Proceeds
Unless otherwise specified in a prospectus supplement, we plan to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We may also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds from the sale of our securities pursuant to this prospectus. Proceeds not immediately used for new investments will be invested in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any during such period. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds”.
We will not receive any proceeds from any sale of common stock by the selling stockholders identified under “Selling Stockholders.”
NASDAQ Global Select Market Symbol of Common Stock
“ABDC”
Investment Advisory Fees
We will pay our Adviser a fee for its services under the Investment Advisory Agreement. This fee consists of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate as follows:

1.75% of our gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), if our gross assets are below $625 million; 1.625% if our gross assets are between $625 million and $750 million; and 1.5% if our gross assets are greater than $750 million. The various management fee percentages (i.e. 1.75%, 1.625% and 1.5%) would apply to our entire gross assets in the event our gross assets exceed the various gross asset thresholds. For example, if our gross assets were $800 million, we would pay the Adviser a management fee of 1.5% on the entire $800 million of gross assets. The base management fee will be payable quarterly in arrears.
The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate or preferred return of 2% per quarter, and is subject to a “catch-up” feature. The “catch-up” feature is intended to provide the Adviser with an incentive fee of 50% of our “pre-incentive fee net investment income” as if a preferred return did not apply when our net investment income exceeds 2.5% in any quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter, and accordingly there is no clawback of amounts previously paid to the Adviser if subsequent quarters are below the quarterly hurdle, and there is no delay of payment to the Adviser if prior quarters are below the quarterly hurdle.
The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. We will include any realized and unrealized capital gains and losses on our investments in U.S. Treasury Bills in computing any capital gain incentive fee payable to the Adviser.
Pre-incentive fee net investment income means interest income (including on our investments in U.S. Treasury Bills), dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable for administrative services under the Investment Advisory Agreement, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest). Pre-incentive fee net investment income excludes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income until we have received such income in cash. See “Management Agreements — Management Fee and Incentive Fee.”
The Investment Advisory Agreement also requires us to reimburse our Adviser for our allocable portion (subject to the review of our board of directors) of overhead and other expenses, including furnishing us with office facilities and equipment and providing clerical, record keeping and other administrative services at such facilities. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis, without markup by or profit to our Adviser.
Leverage
We expect to continue to use borrowed funds in order to make additional investments. We expect to use this practice, which is known as “leverage,” when the terms and conditions are favorable to long-term investing and well aligned with our investment strategy and portfolio composition in an effort to increase returns to our stockholders, but this strategy involves significant risks. See “Risk Factors — Risks Relating to our Business and Structure — We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such borrowing. The amount of leverage that we employ will depend on our Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing.
Distributions
We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors.
Taxation
We have elected for U.S. federal income tax purposes to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To maintain our qualification as a RIC and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and net short-term capital gains, if any, in excess of our net long-term capital losses. See “Distributions.”
Dividend Reinvestment Plan
We have adopted a dividend reinvestment plan for our stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if we declare a cash distribution to our stockholders, the amount of such distribution will be automatically reinvested in additional shares of our common stock unless a stockholder specifically elects not to participate in our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Stockholders who receive distributions in the form of shares of common stock generally will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash, but will not receive any corresponding cash distributions with which to pay any applicable taxes. See “Dividend Reinvestment Plan.”
Trading at a Discount
Shares of closed-end investment companies, including BDCs, frequently trade in the secondary market at a discount to their net asset values. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have prior stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors.”
Administration Agreement
We have entered into the Administration Agreement with State Street pursuant to which State Street will provide us with financial reporting, post-trade compliance, and treasury services. Pursuant to the Administration Agreement, we pay a fixed annual fee, paid in monthly installments in arrears, along with additional fees and expenses as incurred each month.
License Agreement
We have entered into a License Agreement with our Adviser under which our Adviser has granted us a non-exclusive, royalty-free license to use the name “Alcentra.” For a description of the License Agreement, see “Management Agreements — License Agreement.”
Custodian and Transfer Agent
State Street serves as our custodian, and Computershare Trust Company, N.A. serves as our transfer agent and registrar. See “Custodian, Transfer Agent and Registrar.”
Certain Anti-Takeover Provisions
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of our Capital Stock.”
Available Information
We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part. This registration statement contains additional information about us and the securities being offered by this prospectus. We are required to file periodic reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F. Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1-800-SEC-0330.
We maintain a website at www.alcentracapital.com and make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 200 Park Avenue, 7th Floor, New York, New York 10166.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “us,” “the Company” or “Alcentra Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in the Company.

Shareholder transaction expenses:
Sales load (as a percentage of offering price)		%(1)
Offering expenses (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses		%(3)
Total shareholder transaction expenses (as a percentage of offering price)		%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee payable under Investment Advisory Agreement	2.82	%(4)
Incentive fees payable under Investment Advisory Agreement (20% of pre-incentive fee net income and capital gains)	1.68	%(5)
Interest payments on borrowed funds	3.59	%(6)
Other expenses	1.60	%(7)(8)
Acquired fund fees and expenses	—	%(9)
Total annual expenses	9.68	%(10)

(1)	In the event that the shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The prospectus supplement corresponding to each offering, including each underwrittten offering by the selling stockholders identified under “Selling Stockholders”, will disclose the applicable estimated amount of offering expenses of the offering and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.” For additional information, see “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	Assumes gross assets, which equals total assets, as determined in accordance with GAAP, of $323,265,326 million and net assets, as determined in accordance with GAAP, of $184,658,193 each of which reflects actual amounts as of September 30, 2016. Our base management fee, payable quarterly in arrears, is at an annual rate as follows: 1.75% of our gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed amounts or other forms of leverage and excluding cash and cash equivalents such as investments in U.S. Treasury Bills (even if such cash and cash equivalents were purchased using leverage), if our gross assets are below $625 million; 1.625% if our gross assets are between $625 million and $750 million; and 1.5% if our gross assets are greater than $750 million. These various management fee percentages (i.e., 1.75%, 1.625% and 1.5%) would apply to our entire gross assets in the event our gross assets exceed the various gross asset thresholds. For example, if our gross assets were $800 million, we would pay the Adviser a management fee of 1.5% on the entire $800 million of gross assets. The fact that our base management fee is payable based upon our gross assets may encourage Alcentra NY to use leverage to make additional investments. For purposes of this table, the SEC requires that the “Management fees” percentage be calculated as a percentage of net assets attributable to common stock, rather than total assets, including assets that have been funded with borrowed monies because common holders bear all of this cost. See “Investment Advisory Agreement.”
(5)	Assumes that annual incentive fees earned by the Adviser remain consistent with the incentive fees earned by the Adviser during the nine months ended September 30, 2016, annualized for a full year, and includes accrued capital gains incentive fee. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Advisory Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the nine months ended September 30, 2016. For more detailed information about the incentive fee calculations, see the “Investment Advisory Agreement” section of this prospectus.

(6)	Assumes we maintain our level of outstanding borrowings for the nine months ended September 30, 2016. As of September 30, 2016, we had $70.9 million and $55.0 million of indebtedness outstanding under the Credit Facility and the Notes, respectively. For purposes of this calculation, we have assumed the September 30, 2016 amounts outstanding under the Credit Facility and the Notes, and have computed interest expense using an assumed interest rate of 3.89% for the Credit Facility and 6.35% for the Notes, which were the rates payable as of September 30, 2016, annualized for a full year. “Interest payments on borrowed funds” represents our expected interest expense for the next twelve months, as well as commitment, unused and other fees, plus underwriting discounts, fees and expenses, less premiums, associated with debt obligations which are amortized over the life of such obligations based on the average level of outstanding borrowings. We may also issue preferred stock, which may be considered a form of leverage. While we have no present intent to do so during the twelve months following the date of this prospectus, in the event we were to issue preferred stock, our borrowing costs, and correspondingly our total annual expense, including our base management fee as a percentage of our net assets, would increase. See “Senior Securities” in this prospectus.
(7)	Includes our overhead expenses, including payments under the Investment Advisory Agreement based on our allocable portion of overhead and other expenses incurred by our Adviser as well as a fixed annual fee, along with additional fees and expenses as incurred by State Street as administrator. See “Management Agreements.”
(8)	Estimated.
(9)	Our shareholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the 1940 Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the 1940 Act (“Acquired Funds”) in which we invest. We do not currently invest in underlying funds or other investment companies.
(10)	Total annual expenses include all fees and expenses incurred by our consolidated subsidiaries. The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

Examples

The following examples demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The expense amounts assume an annual base management fee 1.75% for each year. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$93	$261	$415	$739

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If the 5% annual return was generated from only realized capital gains subject to the capital gains incentive fee under our investment advisory agreement, the projected dollar amount of total cumulative expenses over various periods with respect to the same hypothetical investment in our common stock would be as follows:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from only realized capital gains subject to the capital gains incentive fee	$109	$285	$404	$654

While the examples assume reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

These examples and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial and other data is presented for the nine months ended September 30, 2015 and 2016, the years ended December 31, 2012, December 31, 2013, the period from January 1, 2014 through May 7, 2014 and the period from May 8, 2014 through December 31, 2014, and December 31, 2015 in thousands, except for per share data. The selected financial data for the years ended December 31, 2012 and 2013, for the period from January 1, 2014 through May 7, 2014 and the period from May 8, 2014 through December 31, 2014 and the year ended December 31, 2015 has been derived from financial statements that were audited by KPMG LLP and should be read in conjunction with our financial statements and related notes thereto and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

				Year ended December 31, 2014
	Alcentra Capital Corporation for the nine months ended September 30, 2016 (Unaudited)	Alcentra Capital Corporation for the nine months ended September 30, 2015 (Unaudited)	Alcentra Capital Corporation for the year ended December 31, 2015	Alcentra Capital Corporation from May 8,* 2014 through December 31, 2014	BNY Mellon-Alcentra Mezzanine III, L.P. from January 1, 2014 through May 7, 2014		BNY Mellon-Alcentra Mezzanine III, L.P. for the year ended December 31, 2013		BNY Mellon-Alcentra Mezzanine III, L.P. for the year ended December 31, 2012
Statement of operations data:
Total investment income	$29,702,828	$25,239,335	$33,916,249	$16,166,214		$7,761,894		$11,051,383		$12,687,061
Net expenses	$13,412,297	$10,470,768	14,618,080	4,564,482		834,336		3,541,736		5,052,550
Net investment income	$16,290,031	$14,768,567	19,298,169	11,601,782		6,927,558		7,509,647		7,634,511
Net increase in net assets resulting from operations	$3,866,400	$14,659,996	$12,611,774	$14,735,021		$9,954,110		$9,652,411		$15,448,530
Per share data:
Net investment income	$1.21	$1.09	$1.43	$.86	$	N.A.	$	N.A.	$	N.A.
Net increase in net assets resulting from operations	$0.28	$1.07	$0.93	$1.09	$	N.A.	$	N.A.	$	N.A.
Dividends declared	$1.02	$1.02	$1.36	$0.86	$	N.A.	$	N.A.	$	N.A.
Net asset value per share	$13.69	$14.92	$14.43	$14.87	$	N.A.	$	N.A.	$	N.A.
Balance sheet data:
Total assets	$323,265,326	$306,002,352	$308,652,429	$272,219,375		$175,925,784		$126,788,126		$101,858,640
Cash and cash equivalents	6,708,245	11,472,602	4,866,972	10,022,617		10,703,472		729,431		869,836
Total net assets	$184,658,193	$201,733,672	$195,032,211	$200,989,308		$175,567,210		$110,639,427		$96,719,585

*	On May 8, 2014, we purchased a portfolio of approximately $155.9 million in debt and equity investments, which consisted of all of the investment assets of Fund III, except for its equity investment and warrants in GTT Communications, for $64.3 million in cash and $91.5 million in shares of our common stock at the same price as shares issued in our initial public offering. Concurrent with our acquisition of these investment assets from Fund III, we also purchased approximately $29 million of debt and equity investment held by Alcentra Group for $29 million in cash.

Selected Quarterly Financial Data (Unaudited)

	2016
	For the quarter ended September 30	For the quarter ended June 30	For the quarter ended March 31
Total investment income	$9,116,468	$10,639,969	9,946,391
Total investment income per common share	$0.68	$0.79	0.74
Net investment income	$4,786,793	$5,898,346	5,604,892
Net investment income per common share	$0.35	$0.44	0.41
Net realized and unrealized (loss) gain	$-6,629,320	$1,650,766	-8,883,124
Net realized and unrealized (loss) gain per common share	$-0.49	$0.12	-0.66
Net (decrease) increase in net assets resulting from operations	$-1,842,527	$1,395,169	4,313,758
Basic and diluted earnings per common share	$-0.14	$0.10	0.32
Net asset value per common share at the end of quarter	$13.69	$14.16	14.41

	2015
	For the quarter ended December 31	For the quarter ended September 30	For the quarter ended June 30	For the quarter ended March 31
Total investment income	$8,676,914	$8,507,142	$8,507,540	$8,224,653
Total investment income per common share	0.64	0.63	0.63	0.61
Net investment income	4,529,602	5,142,044	4,649,349	4,977,174
Net investment income per common share	0.34	0.38	0.34	0.37
Net realized and unrealized (loss) gain	-6,577,824	-1,887,595	1,764,307	14,717
Net realized and unrealized (loss) gain per common share	-0.49	-0.14	0.13	0.00
Net (decrease) increase in net assets resulting from operations	-2,048,222	3,254,449	6,413,656	4,991,891
Basic and diluted earnings per common share	-0.15	0.24	0.47	0.37
Net asset value per common share at the end of quarter	14.43	14.92	15.03	14.90

	2014
	For the quarter ended December 31	For the quarter ended September 30	For the period from May 8, 2014 through June 30	For the period from April 1, 2014 through May 7*	For the quarter ended March 31*
Total investment income	$6,670,403	$5,861,187	$3,634,624	$3,766,431	$3,995,463
Total investment income per common share	0.49	0.43	0.27	N.A.	N.A.
Net investment income	4,551,406	4,595,699	2,454,627	3,751,842	3,175,716
Net investment income per common share	0.34	0.34	0.18	N.A.	N.A.
Net realized and unrealized (loss) gain	-1,505,337	3,306,153	1,332,473	-264,414	3,290,966
Net realized and unrealized (loss) gain per common share	-0.11	0.24	0.10	N.A.	N.A.
Net (decrease) increase in net assets resulting from operations	3,046,069	7,901,852	3,787,100	3,487,428	6,466,682
Basic and diluted earnings per common share	0.23	0.58	0.28	N.A.	N.A.
Net asset value per common share at the end of quarter	14.87	15.00	14.76	N.A.	N.A.

*	BNY Mellon-Alcentra Mezzanine III, L.P.

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below present the principal risk factors associated with an investment in our securities as well as those factors generally associated with investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours including the risks of investment in a business development company, which include risks associated with investing in a portfolio of small and developing or financially troubled businesses. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our business, financial condition and results of operations could be materially and adversely affected, and you may lose all or part of your investment.

Risks Relating to our Business and Structure

Both we and our Adviser have a limited history operating and advising a BDC or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

We have limited experience operating as and our Adviser has limited experience managing a BDC or a RIC. The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to other investment vehicles managed by our Adviser. BDCs are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Moreover, qualification for taxation as a RIC requires satisfaction of certain source-of-income, asset diversification and distribution requirements. Both we and our Adviser have limited experience operating and advising under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective. If we are unable to comply with the requirements imposed on BDCs by the 1940 Act, the SEC could bring an enforcement action against us and/or we could be exposed to claims of private litigants. In addition, we could be regulated as a closed-end management investment company under the 1940 Act, which could further decrease our operating flexibility and may prevent us from operating our business as described in this prospectus, either of which could have a material adverse effect on our business, results of operations or financial condition.

Furthermore, the investment philosophy and techniques used by our Adviser to manage a BDC may differ from the investment philosophy and techniques previously employed by our Adviser in identifying and managing past investments. Accordingly, we can offer no assurance that we will replicate our historical performance or that of other entities that our Adviser has managed or advised in the past, and we caution you that our investment returns could be substantially lower than our past returns or those achieved by other entities managed or advised by our Adviser.

Finally, given our limited operating history, you will have limited information about us in connection with your decision to invest in our common stock and, in light of the fact that our historical cost structure will substantially increase as a result of borrowings under the Credit Facility, our InterNotes® and the related management fees payable by us to the Adviser on asset funded thereby, such limited operating history may even be less meaningful in connection with your evaluation of whether to invest in our common stock.

We may not replicate the historical results achieved by other entities managed or advised by our Adviser.

We may be unable to replicate the historical results achieved by other entities managed or advised by our Adviser, and our investment returns could be substantially lower than the returns achieved by our Adviser in prior periods. In particular, our Adviser’s returns from several of its other investment vehicles may not be comparable because of the economic period in which those investments were made; or the compositions of those prior portfolios will be different from prospective portfolios. Our Adviser was not subject to the same tax and regulatory conditions that we operate under. Furthermore, none of the prior results were from BDCs or public reporting companies. Additionally, all or a portion of these prior results may have been achieved in particular market conditions, which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may also have an adverse impact on our future performance.

We are dependent upon key personnel of our Adviser and the Alcentra Group for our future success. If our Adviser or the Alcentra Group were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.

We depend on the diligence, skill and network of business contacts of the investment professionals of our Adviser and the Alcentra Group to achieve our investment objective. Our Adviser’s team of investment professionals evaluates, negotiates, structures, closes and monitors our investments in accordance with the terms of our Investment Advisory Agreement.

Our Investment Committee, which provides oversight over our investment activities, is provided to us by our Adviser under the Investment Advisory Agreement. Our Investment Committee consists of Paul J. Echausse, Paul Hatfield, Kevin Bannon, David Scopelliti, Ellida McMillan and Branko Krmpotic. The loss of any member of our Investment Committee would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operations and cash flows.

Our business model depends to a significant extent upon our Adviser’s network of relationships with financial sponsors, service providers and other intermediaries. Any inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon our Adviser to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Adviser fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom our Adviser has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will continue to generate investment opportunities for us in the future.

Our financial condition, results of operations and cash flows depend on our ability to manage our business effectively.

Our ability to achieve our investment objective depends on our ability to manage our business and to grow our investments and earnings. This depends, in turn, on our Adviser’s ability to identify, invest in and monitor portfolio companies that meet our investment guidelines. The achievement of our investment objective on a cost-effective basis depends upon our Adviser’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. Our Adviser’s investment professionals have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. The personnel of our Adviser may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them from servicing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

There are significant potential conflicts of interest that could negatively affect our operations and investment returns.

There are significant potential conflicts of interest that could negatively affect our operations and investment returns. A number of these potential conflicts of interest with affiliates of our Adviser and BNY Mellon are discussed in more detail under “Related Party Transactions and Certain Relationships,” including those relating to:

•	advisory services, lending and loan syndication;
•	conflicting investment interests;

•	time commitments of professionals;
•	transactions with BNY Mellon and its affiliates; and
•	competing funds and allocation policies.

There may be times when our Adviser, our Adviser’s affiliates including BNY Mellon, or its investment professionals have interests that differ from those of our stockholders, giving rise to conflicts of interest. The members of our Investment Committee and its investment professionals serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by our Adviser. Similarly, our Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. In addition, our Adviser may enter into fee-sharing arrangements with other entities that may include our affiliates or stockholders.

On December 30, 2015, the SEC granted us relief sought in an exemptive application that expands our ability to co-invest in portfolio companies with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, subject to compliance with certain conditions. We intend to co-invest with certain of our affiliates, subject to the conditions included in the order. See, “Regulation — Other”

In addition, we are an affiliate of BNY Mellon. While we may benefit from BNY Mellon’s relationships and activities, situations will arise in which the interests of BNY Mellon and its affiliates will conflict with our interests and the interests of our stockholders. Stockholders should note the matters discussed in “Related Party Transactions and Certain Relationships.”

The investment professionals of our Adviser may, from time to time, possess material nonpublic information, limiting our investment discretion.

The investment professionals of our Adviser, including members of our Investment Committee, may serve as directors of, or in a similar capacity with, portfolio companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Adverse market conditions for debt and equity capital markets in the United States and around the world, may have a negative impact on our business and operations.

During economic recessions or downturns, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as calculated in accordance with the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

Moreover, economic recessions or downturns could make it difficult to extend the maturity of or refinance our existing indebtedness under similar terms and any failure to do so could have a material adverse effect on our business.

Changes in interest rates may increase our cost of capital, reduce the ability of our portfolio companies to service their debt obligations and decrease our net investment income.

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital, our net investment income, our net asset value and the market price of our securities. A substantial portion of our debt investments have variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate, so an increase in interest rates from their historically low present levels may make it more difficult for our portfolio companies to service their obligations under the debt investments that we hold. To the extent that interest rates increase, this may negatively impact the operating performance of our portfolio companies due to increasing debt service obligations and, therefore, may affect our results of operations. In addition, to the extent that an increase in interest rates make it difficult or impossible to make payments on outstanding indebtedness to us or other financial sponsors or refinance debt that is maturing in the near term, some of our portfolio companies may be unable to repay such debt at maturity and may be forced to sell assets, undergo a recapitalization or seek bankruptcy protection. In addition, any such increase in interest rates would make it more expensive to use debt to finance our investments. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to seven years. This means that we will be subject to greater risk (other things being equal) than an entity investing solely in shorter-term securities.

Because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. Portions of our investment portfolio and our borrowings have floating rate components. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against such interest rate fluctuations by using standard hedging instruments such as interest rate swap agreements, futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission or CFTC. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

Our incentive fee may induce our Adviser to make speculative investments.

Our Adviser receives an incentive fee based, in part, upon net realized gains on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate or preferred return applicable to the portion of the incentive fee based on net realized gains. Additionally, under the incentive fee structure, our Adviser may benefit when capital gains are recognized and, because our Adviser determines when to sell a holding, our Adviser controls the timing of the recognition of such capital gains. As a result, our Adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may be obligated to pay our Adviser incentive compensation even if we incur a loss and may pay more than 20.0% of our net capital gains because we cannot recover payments made in previous years.

Our Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation) above a threshold return for that quarter. Thus, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20.0% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

The involvement of our interested directors in the valuation process may create conflicts of interest.

We make many of our portfolio investments in the form of loans and securities that are not publicly traded and for which no market based price quotation is available. As a result, our board of directors determines the fair value of these loans and securities in good faith as described in “Determination of Net Asset Value.” In connection with that determination, investment professionals from our Adviser may provide our board of directors with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for at least a portion of our investment portfolio reviewed by an independent valuation firm quarterly, the ultimate determination of fair value will be made by our board of directors and not by such third party valuation firm. In addition, Mr. Echausse, who is an interested member of our board of directors, has a direct or indirect pecuniary interest in our Adviser. The participation of Mr. Echausse in our valuation process, and his pecuniary interests in our Adviser, could result in a conflict of interest as our Adviser’s base management fee is based, in part, on the value of our gross assets, and our Adviser’s incentive fees are based, in part, on realized gains and realized and unrealized losses.

The Investment Advisory Agreement was not negotiated on an arm’s length basis and may not be as favorable to us as if it had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement was negotiated between related parties. Consequently, its terms, including fees payable to our Adviser, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under this agreement because of our desire to maintain our ongoing relationship with our Adviser. Any such decision, however, would breach our fiduciary obligations to our stockholders.

The time and resources that our Adviser devotes to us may be diverted, and we may face additional competition due to the fact that our Adviser and its affiliates are not prohibited from raising money for, or managing, another entity that makes the same types of investments that we target.

Our Adviser and some of its affiliates, including our officers and our interested directors, are not prohibited from raising money for, or managing, another investment entity that makes the same types of investments as those we target. As a result, the time and resources they could devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities.

Our incentive fee arrangements with our Adviser may vary from those of other investment funds, accounts or investment vehicles that our Adviser currently manages or may manage in the future, which may create an incentive for our Adviser to devote time and resources to a higher fee-paying fund.

Our Adviser manages private investment funds, accounts and other investment vehicles and may manage other funds, accounts and investment vehicles in the future. If our Adviser is paid a higher performance-based fee from any other fund that it may manage in the future, it may have an incentive to devote more research and development or other activities, and/or recommend the allocation of investment opportunities, to such higher fee-paying fund. For example, to the extent our Adviser’s incentive compensation is not subject to a hurdle or total return requirement with respect to another fund, it may have an incentive to devote time and resources to such other fund. As a result, the investment professionals of our Adviser may devote time and resources to a higher fee-paying fund.

Our Adviser’s liability is limited under the Investment Advisory Agreement and we have agreed to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, our Adviser has not assumed any responsibility to us other than to render the services called for under that agreement. It will not be responsible for any action of our board of directors in following or declining to follow our Adviser’s advice or recommendations. Under the

Investment Advisory Agreement, our Adviser, its officers, members and personnel, and any person controlling or controlled by our Adviser will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of the duties that our Adviser owes to us under the Investment Advisory Agreement. In addition, as part of the Investment Advisory Agreement, we have agreed to indemnify our Adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we plan to make. We compete with public and private funds, other BDCs, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source-of-income, asset diversification and distribution requirements we must satisfy to maintain our RIC qualification. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we do not seek to compete based primarily on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss.

Our activities may be limited as a result of being controlled by a bank holding company.

BNY Mellon is a bank holding company, or a “BHC” under the Bank Holding Company Act of 1956, as amended, or the “BHCA.” BNY Mellon is also a financial holding company, or “FHC,” under the BHCA, which is a status available to BHCs that meet certain criteria.

FHCs may engage in a broader range of activities than BHCs that are not FHCs. However, the activities of FHCs and their affiliates remain subject to certain restrictions imposed by the BHCA and related regulations. Because BNY Mellon may be deemed to “control” us within the meaning of the BHCA, these restrictions could apply to us as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including but not limited to the Federal Reserve, may restrict the transactions and relationships between our Adviser, BNY Mellon and their affiliates, on the one hand, and us on the other hand, and may restrict our investments, transactions and operations. For example, the BHCA regulations applicable to BNY Mellon and us may, among other things, restrict our ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of our investments, and restrict our Adviser’s ability to participate in the management and operations of the companies in which we invest. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by BNY Mellon and its affiliates (including our Adviser) for client and proprietary accounts may need to be aggregated with positions held by us. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, BNY Mellon may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require us to limit and/or liquidate certain investments.

These restrictions may materially adversely affect us by, among other things, affecting our Adviser’s ability to pursue certain strategies within our investment program or trade in certain securities. In addition, BNY Mellon may cease in the future to qualify as an FHC, which may subject us to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to BNY Mellon and us will not change, or that any such change will not have a material adverse effect on us.

BNY Mellon may in the future, in its sole discretion and without notice to investors, engage in activities impacting us and/or our Adviser in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on, BNY Mellon, us or other funds and accounts managed by our Adviser and its affiliates. BNY Mellon may seek to accomplish this result by causing Alcentra NY, LLC to resign as our Adviser, voting for changes to our board of directors, causing BNY Mellon personnel to resign from our board of directors, reducing the amount of BNY Mellon’s investment in us (if any), or any combination of the foregoing, or by such other means as it determines in its sole discretion. Any replacement investment adviser appointed by us may be unaffiliated with BNY Mellon.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Code.

To obtain and maintain our qualification as a RIC under Subchapter M of the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Because we incur debt, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain the necessary distributions, we may fail to qualify as a RIC and, thus, may be subject to corporate-level U.S. federal income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments will be in private or thinly-traded public companies, any such dispositions may be made at disadvantageous prices and may result in substantial losses. See “Certain U.S. Federal Income Tax Considerations — Taxation as a RIC.”

If we are unable to meet the RIC asset diversification requirements, we may fail to qualify as a RIC.

No certainty can be provided that we will satisfy the asset diversification requirements or the other requirements necessary to qualify as a RIC. If we fail to qualify as a RIC for any reason and become subject to corporate-level U.S. federal income tax, the resulting corporate-level U.S. federal income taxes could substantially reduce our net assets, the amount of income available for distributions to our stockholders and the amount of funds available for new investments. Furthermore, if we fail to qualify as a RIC, we may be in default under the terms of the Credit Facility. Such a failure would have a material adverse effect on us and our stockholders. See “Risk Factors — Risks Relating to our Business and Structure — We may default under the Credit Facility or any future borrowing facility we enter into or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on our business, financial condition, results of operations and cash flows” and “Business — Taxation as a Regulated Investment Company.”

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our qualification as a RIC. As a result, these earnings will not be available to fund new investments. An inability on our part to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which would have an adverse effect on the value of our securities.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as the accrual of original issue discount, or OID. This may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contractual PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such OID, which could be significant relative to our overall investment activities, and increases in loan balances as a result of contracted PIK arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain cases we may recognize income for U.S. federal income tax purposes before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain our qualification as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level U.S. federal income tax. See “Certain U.S. Federal Income Tax Considerations — Taxation as a RIC.”

PIK interest payments we receive increases our assets under management and, as a result, increases the amount of base management fees and incentive fees payable by us to our Adviser.

Certain of our debt investments contain provisions providing for the payment of PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest has the effect of increasing our assets under management. As a result, because the base management fee that we pay to our Adviser is based on the value of our gross assets, the receipt by us of PIK interest results in an increase in the amount of the base management fee payable by us. In addition, any such increase in a loan balance due to the receipt of PIK interest causes such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable by us to our Adviser.

To the extent original issue discount and PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include OID instruments and contractual PIK interest. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;
•	Because we may be required to distribute amounts attributable to OID accruals, such OID accruals may create uncertainty about the source of our distributions to stockholders;
•	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral;

•	PIK interest typically has the effect of increasing the outstanding principal amount of a loan, resulting in a borrower owing more at the end of the term of the loan than what it owed when the loan was originated; and
•	OID and PIK instruments may represent a higher credit risk than coupon loans.

Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We have incurred indebtedness under our Credit Facility and through the issuance of the Alcentra Capital InterNotes®, which are issued pursuant to the Selling Agent Agreements, between us, our Adviser and Incapital LLC. We may in the future issue additional debt securities or preferred stock and/or borrow additional money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of our gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous to us in order to repay a portion of our indebtedness. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

Proposed legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). If legislation proposed in the U.S. House of Representatives and if this or similar legislation is passed, it would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the percentage from 200% to 150%. If such legislation is eventually passed, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in our securities may increase.

We finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. However, we borrow from, and may in the future issue debt securities to, banks, insurance companies and other lenders. Lenders of these funds will have fixed dollar claims on our assets that may be superior to the claims of our securities holders, and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders.

In addition, under the terms of the Credit Facility and any borrowing facility or other debt instruments we may enter into, we are likely to be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instruments before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed.

Our ability to service any debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the base management fee payable to our Adviser will be payable based on the value of our gross assets, including those assets acquired through the use of leverage, our Adviser will have a financial incentive to incur leverage, which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to our Adviser.

Our Credit Facility and any future indebtedness may impose financial and operating covenants that restrict our business activities, including limitations that hinder our ability to finance additional loans and investments or to make the distributions required to maintain our qualification as a RIC under the Code.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we will not be able to incur additional debt and could be required to sell a portion of our investments to repay some debt when it is otherwise disadvantageous for us to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1) (net of expenses)	-10.0%	-5.0%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder(2)	-19.01%	-10.73%	-2.45%	5.84%	14.24%

(1)	Assumes $305,948,555 in total portfolio assets, $125,872,238 in senior securities, $184,658,193 in net assets, and an average cost of funds of 3.59%. Actual interest payments may be different.

We may default under the Credit Facility or any future borrowing facility we enter into or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

In the event we default under the Credit Facility or any other future borrowing facility, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the Credit Facility or such future borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under the Credit Facility or such future borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Because we use debt to finance our investments, if market interest rates were to increase, our cost of capital could increase, which could reduce our net investment income.

Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. There is no limit on our ability to enter derivative transactions.

In addition, a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of our pre-incentive fee net investment income and, as a result, an increase in incentive fees payable to our Adviser.

Provisions in the Credit Facility or any other future borrowing facility may limit our discretion in operating our business.

The Credit Facility is, and any future borrowing facility may be, backed by all or a portion of our loans and securities on which the lenders will or, in the case of a future facility, may have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a guarantee pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, enter into a control agreement that provides that following notice of occurrence of an event of default, if any, and during its continuance, the custodian will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

In addition, any security interests granted by us as well as negative covenants under the Credit Facility or any other borrowing facility may provide may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. For example, under the terms of the Credit Facility, we have agreed not to incur any additional secured indebtedness other than in certain limited circumstances as permitted under the Credit Facility. In addition, if our borrowing base under the Credit Facility or any other borrowing facility were to decrease, we would be required to secure additional assets in an amount equal to any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under the Credit Facility or any other borrowing facility, which could have a material adverse impact on our ability to fund future investments and to make stockholder distributions.

In addition, under the Credit Facility we are subject to limitations as to how borrowed funds may be used, which include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under the Credit Facility or any other borrowing facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our revenues and, by delaying any cash payment allowed to us under the Credit Facility or any other borrowing facility until the lenders have been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our qualification as a RIC.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation — Qualifying Assets.”

We may be precluded from investing in what we believe to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

A general increase in interest rates will likely have the effect of increasing our net investment income, which would make it easier for our Adviser to receive incentive fees.

Given the structure of the Investment Advisory Agreement with our Adviser, any general increase in interest rates will likely have the effect of making it easier for our Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of our Adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, our Adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in our Adviser’s income incentive fee resulting from such a general increase in interest rates.

Most of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and quoted prices or observable inputs may not be available to determine such values, resulting in the use of significant unobservable inputs in our quarterly valuation process.

Most of our portfolio investments take the form of securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and we value these investments at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our investments. Most, if not all, of our investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of an independent service provider to review the valuation of these loans and securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such loans and securities.

We will adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

We are restricted in our ability to enter into transactions with entities deemed to be our affiliates, which may limit the scope of investments available to us.

As a BDC, we are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without, among other things, the prior approval of a majority of our independent directors who, have no financial interest in the transaction, or in some cases, the prior approval of the SEC. For example, any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is deemed our affiliate for purposes of the 1940 Act and, if this is the only reason such person is our affiliate, we are generally prohibited from buying any asset from or selling any asset (other than our capital stock) to such affiliate, absent the prior approval of such directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include joint investments in the same portfolio company, without approval of our independent directors or, in some cases, the prior approval of the SEC. Moreover, except in certain limited circumstances, we are prohibited from buying any asset from or selling any asset to a holder of more than 25% of our voting securities, absent prior approval of the SEC. The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing.

On December 30, 2015, the SEC granted us relief sought in an exemptive application that expands our ability to co-invest in portfolio companies with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, subject to compliance with certain conditions. We intend to co-invest with certain of our affiliates, subject to the conditions included in the order. See, “Regulation — Other.”

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the loans and debt securities we acquire, the default rate on such loans and securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors.

We are and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our IPO, (ii) in which we have total annual gross revenue of at least $1.0 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our securities less attractive because we will rely on some or all of these exemptions. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the price of our securities may be more volatile.

Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company,” we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, securityholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our securities.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our securities.

We are required to disclose changes made in our internal control and procedures on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404. We could be an emerging growth company for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our securities. Nevertheless, any such changes could adversely affect our business and impair our ability to make principal and interest payments on our InterNotes®.

Our Adviser can resign as our investment adviser upon 60 days’ notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our Adviser has the right under the Investment Advisory Agreement to resign as our investment adviser at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our Adviser was to resign, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions to our stockholders are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Adviser. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Our business is highly dependent on the communications and information systems of our Adviser. In addition, certain of these systems are provided to our Adviser by third party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our securities and our ability to make distributions to our stockholders.

Risks Relating to our Investments

Our investments are risky and highly speculative, and the lower middle-market companies we target may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Investing in lower middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;
•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and
•	a portion of our income may be non-cash income, such as contractual PIK interest, which represents interest added to the loan balance and due at the end of the loan term. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. When we recognize income in connection with PIK interest, there is a risk that such income may become uncollectable if the borrower defaults.

In addition to the risks associated with our investments in general, there are unique risks associated with our investments in each of these entities.

For example, the business and growth of FST Technical Services, LLC (FST) depends in large part on the continued trend toward outsourcing of certain services in the semiconductor and biopharmaceutical industries. There can be no assurance that this trend in outsourcing will continue, as companies may elect to perform such services internally. A significant change in the direction of this trend generally, or a trend in the semiconductor and biopharmaceutical industry not to use, or to reduce the use of, outsourced services such as those provided by it, could significantly decrease its revenues and such decreased revenues could have a material adverse effect on it or its results operations or financial condition.

Investing in lower middle-market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.

Our portfolio consists primarily of debt and equity investments in lower middle-market companies. Investing in lower middle-market companies involves a number of significant risks. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Compared to larger publicly owned companies, these lower middle-market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns and other business disruptions. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any of their key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral and the fair market value of the loan.

Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Portfolio companies are likely to be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, the portion of our investment portfolio composed of non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and debt securities and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans and debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt. The likelihood of such a re-characterization would depend on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company.

Our investments in leveraged portfolio companies may be risky, and we could lose all or part of our investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

We may hold the loans and debt securities of leveraged companies that may, due to the significant operating volatility typical of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect that company. If the proceeding is converted to a liquidation, the value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our investments in private and middle-market portfolio companies are risky, and we could lose all or part of our investment.

Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we will rely on the ability of our Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies we invest in and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in portfolio companies.

The lack of liquidity in our investments may adversely affect our business.

All of our assets may be invested in illiquid loans and securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. Also, as noted above, we may be limited or prohibited in our ability to sell or otherwise exit certain positions in our initial portfolio as such a transaction could be considered a joint transaction prohibited by the 1940 Act.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we are required to carry our investments at fair value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers or our investments are concentrated in relatively few industries, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements of the 1940 Act or the desire to maintain our qualification as a RIC.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not generally hold controlling equity positions in the majority of the portfolio companies included in our portfolio. In addition, we expect to not hold controlling equity positions in portfolio companies in which we will make future investments. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we expect to hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the loans or debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and ability to make stockholder distributions and result in a decline in the market price of our shares.

We are subject to the risk that the debt investments we make in our portfolio companies may be repaid prior to maturity. We expect that our investments will generally allow for repayment at any time subject to certain penalties. When this occurs, we intend to generally reinvest these proceeds in temporary investments, pending their future investment in accordance with our investment strategy. These temporary investments will typically have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our ability to make, or the amount of, principal and interest payments on our InterNotes®, which could result in a decline in the market price of our securities.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest a in second lien and subordinated loans issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the loans in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the loans in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with loans in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we may make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;
•	the ability to control the conduct of such proceedings;
•	the approval of amendments to collateral documents;
•	releases of liens on the collateral; and
•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

We currently expect that substantially all of our investments will continue to involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

We may not realize gains from our equity investments.

When we invest in loans and debt securities, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our investments in non-U.S. companies may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in securities of non-U.S. companies to the extent permissible under the 1940 Act. See “Regulation — Qualifying Assets” for a discussion of our ability, as a BDC, to invest in securities of non-U.S. companies. Investing in non-U.S. companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of non-U.S. taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Our investments that are denominated in a non-U.S. currency will be subject to the risk that the value of a particular currency will change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions we may expose ourselves to risks associated with such transactions. Such hedging may utilize instruments such as forward contract currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk.

Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of any hedging transactions we may enter into will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. Energy companies could also be affected by the potential for lawsuits against or taxes or other regulatory costs imposed on greenhouse gas emitters, based on links drawn between greenhouse gas emissions and climate change.

Changes in laws or regulations governing our operations or the operations of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

We and our portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of our Adviser to other types of investments in which our Adviser may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our portfolio companies in the healthcare and pharmaceutical services industry sector are subject to extensive government regulation and certain other risks particular to that industry.

One of our key industry sectors for investment is healthcare and pharmaceutical services. Our investments in portfolio companies that operate in this sector are subject to certain significant risks particular to that industry. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices. Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry. In particular, health insurance reform, including The Patient Protection and Affordable Care Act and The Health Care and Education Reconciliation Act of 2010, or Health Insurance Reform Legislation, could have a significant effect on our portfolio companies in this industry sector. As Health Insurance Reform Legislation is implemented, our portfolio companies in this industry sector may be forced to change how they do business. We can give no assurance that these portfolio companies will be able to adapt successfully in response to these changes. Any of these factors could materially adversely affect the operations of a portfolio company in this industry sector and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Our portfolio companies in the defense, homeland security and government services industry sector are subject to certain risks particular to that industry.

One of our key industry sectors for investment is defense, homeland security and government services. Investments in this sector are subject to certain significant risks particular to that industry. These businesses depend upon continued U.S. government expenditures on defense, homeland security and other services. These expenditures have not remained constant over time, have been reduced in certain periods and, recently, have been affected by the U.S. government’s efforts to improve efficiency and reduce costs affecting federal government programs generally. These expenditures are also subject to budgetary constraints affecting U.S. government spending generally or specific agencies in particular. Furthermore, these businesses are generally subject to changes in the political climate and general economic conditions, including a slowdown of the economy or unstable economic conditions and responses to conditions, such as emergency spending, that reduce funds available for other government priorities.

Portfolio companies operating in the defense, homeland security and government services industry sector may be required to comply with laws and regulations relating to the formation, administration, and performance of U.S. government contracts. Such laws and regulations may potentially impose added costs on these businesses and may subject them to civil or criminal penalties, termination of U.S. government contracts, and/or suspension or debarment from contracting with federal agencies, in the event they fail to comply. Further, these portfolio companies may derive significant amounts of their revenue from contracts awarded through a competitive bidding process. Their revenue may be adversely affected if they are unable to compete effectively in the process or there are delays caused by their competitors protecting contract awards.

Any of these factors could materially adversely affect the operations of a portfolio company in this industry sector and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Risks Relating to our Securities

Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value. As of September 30, 2016, our net asset value per share was $13.69. The last reported sale price of a share of our common stock on the Nasdaq Global Select Market on March 2, 2017 was $12.53. If our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of a majority of our stockholders (including a majority of our unaffiliated stockholders) and our independent directors for such issuance.

There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. In addition, for so long as the Credit Facility or any other borrowing facility that we enter into, is outstanding, we anticipate that we may be required by its terms to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments to repay amounts outstanding thereunder, which could adversely affect our ability to make distributions.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain.

Our shares of common stock have a limited trading history and we cannot assure you that the market price of shares of our common stock will not decline.

Our shares of common stock have a limited trading history and we cannot assure you that a public trading market will be sustained for such shares. We cannot predict the prices at which our common stock will trade. We cannot assure you that the market price of shares of our common stock will not decline at any time. In addition, our common stock has traded below its net asset value, and if our common stock continues to trade below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines with respect to RICs, BDCs or SBICs;
•	failure to qualify as a RIC, or the loss of RIC status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of our Adviser’s key personnel;
•	operating performance of companies comparable to us; or
•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Investing in our common stock may involve an above average degree of risk.

The investments we may make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. These investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock could materially adversely affect the prevailing market prices for our common stock. If substantial amounts of our common stock were sold, this could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Alcentra or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third-party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third-party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

The foregoing provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. However, these provisions may deprive a shareholder of the opportunity to sell such shareholder’s shares at a premium to a potential acquirer. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our Board of Directors has considered both the positive and negative effects of the foregoing provisions and determined that they are in the best interest of our shareholders. See “Description of Our Capital Stock — Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital, our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in Alcentra than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of our board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the effect of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with our Adviser;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	the use of borrowed money to finance a portion of our investments;
•	the adequacy of our financing sources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the ability of our Adviser to locate suitable investments for us and to monitor and administer our investments;
•	the ability of our Adviser to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a BDC; and
•	the effect of changes to tax legislation and our tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law or SEC rule or regulation.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)B of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in any report that we file under the Exchange Act.

USE OF PROCEEDS

We plan to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We may also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds from the sale of our securities pursuant to this prospectus. We are continuously identifying, reviewing and, to the extent consistent with its investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We estimate that it will take 3 to 6 months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised. However, we can offer no assurance that we will be able to achieve this goal.

Pending such use, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

We will not receive any proceeds from the sale of common stock of the selling stockholders identified under “Selling Stockholders.”

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Select Market under the symbol “ABDC”. The following table sets forth, for our two most recent fiscal years and most recent interim period, the range of high and low intraday sales prices of our common stock as reported on the NASDAQ Global Select Market, the premium (discount) of sales price to our net asset value (NAV) and the distributions declared by us for each fiscal quarter.

Fiscal Year Ended	NAV Per Share(2)		Sales Price		Premium or Discount of High Sales Price to NAV(3)	Premium or Discount of Low Sales Price to NAV(3)	Declared Distributions Per Share(4)
			High	Low
December 31, 2017
First Quarter (through March 2, 2017)		*	12.98	11.67	*	*		*
December 31, 2016
Fourth Quarter		*	13.23	12.44	*	*		*
Third Quarter	13.69		13.47	12.10	-1.61%	-11.6%		*
Second Quarter	14.16		$12.50	11.00	-11.7%	-22.3%	0.34	*
First Quarter	$14.41		12.04	8.87	-16.4%	-38.4%	0.34
December 31, 2015
Fourth Quarter	$14.43		12.88	11.00	-10.7%	-23.8%	0.34
Third Quarter	14.92		13.48	10.01	-32.9%	-9.7%	0.34
Second Quarter	$15.03		14.25	12.42	-5.2%	-17.4%	0.34
First Quarter	$14.90		14.44	12.36	-3.0%	-17.0%	0.34
December 31, 2014
Fourth Quarter	$14.87		13.50	11.20	-9.2%	-24.7%	0.34
Third Quarter	$15.00		15.04	10.60	0.3%	-29.3%	0.34
Second Quarter(1)	$14.76		15.50	14.00	5.0%	-5.1%	0.178

(1)	From the IPO on May 8, 2014.
(2)	NAV is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(3)	Calculated as of the respective high or low intraday sales price divided by the quarter end NAV and subtracting 1.
(4)	Represents the distribution paid for the specified quarter.
*	Not determinable at the time of filing.

On March 2, 2017, the last reported sales price of our common stock was $12.53 per share. As of March 2, 2017 we had approximately 19 stockholders of record of our common stock.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. Since our initial public offering on May 8, 2014, our shares of common stock have traded at times at a discount to the net assets attributable to those shares. As of March 2, 2017, shares of our common stock traded at a discount of approximately 8.47% of the NAV attributable to our common stock as of September 30, 2016. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

In order to qualify as a RIC and to avoid U.S. federal corporate level income tax on the income we distribute to our stockholders, we are required to distribute at least 90% of our net ordinary income and our net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must distribute an amount at least equal to the sum of 98% of our net ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12-month period ending on October 31) plus any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax to avoid a U.S. federal excise tax. To the extent that we have income available, we made quarterly distributions to our stockholders for the first four full quarters subsequent to our IPO and then intend to make monthly distributions thereafter. Our monthly stockholder distributions, if any, will be determined by our Board of Directors on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying any stockholder distribution carefully and should not assume that the source of any distribution is our ordinary income or capital gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors, from our IPO until March 2, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share
June 24, 2014	June 30, 2014	July 7, 2014	$0.178
August 12, 2014	September 30, 2014	October 6, 2014	$0.340
November 4, 2014	December 30, 2014	January 6, 2015	$0.340
March 10, 2015	March 31, 2015	April 6, 2015	$0.340
May 11, 2015	June 30, 2015	July 6, 2015	$0.340
August 10, 2015	September 30, 2015	October 6, 2015	$0.340
November 5, 2015	December 31, 2015	January 7, 2016	$0.340
March 7, 2016	March 31, 2016	April 7, 2016	$0.340
May 5, 2016	June 30, 2016	July 7, 2016	$0.340
August 4, 2016	September 30, 2016	October 6, 2016	$0.340
November 3, 2016	December 31, 2016	January 5, 2017	$0.340

Tax characteristics of all dividends paid by us are reported to stockholders on Form 1099 after the end of the calendar year. Our future dividends, if any, will be determined by our board of directors.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the nine months ended September 30, 2016		Year Ended December 31, 2014		For the year ended December 31, 2013(3) (unaudited)	For the year ended December 31, 2012(3) (unaudited)
		For the year ended December 31, 2015	May 8, 2014 to December 31, 2014(2)	January 1, 2014 to May 7, 2014(3) (unaudited)
Earnings to Fixed Charges(1)	1.94	4.04	11.97	199.23	70.83	173.02

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.
(2)	Commencement of operations of the Company.
(3)	Based on earnings and fixed charges of our predecessor entity, BNY Mellon-Alcentra Mezzanine III, L.P.

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and amortization of debt issuance costs. Fixed charges do not include interest and amortization of offering expenses associated an offering of our Securities, which, if included, would substantially decrease our ratio of earnings to fixed charges as set forth in the table above.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following analysis of our financial condition and results of operations should be read in conjunction with our financial statements and the notes thereto contained elsewhere in this prospectus.

When reading this prospectus, it is important to note that the historical financial statements and other historical financial information included herein are those of Fund III. Prior to our initial public offering, Fund III did not pay any advisory fees and was not regulated as a BDC under the 1940 Act. Therefore, Fund III has not been subject to certain restrictions imposed by the 1940 Act on BDCs prior to our initial public offering and our acquisition of the Fund III Acquired Assets and the Warehouse Portfolio. If Fund III had been regulated as a BDC under the 1940 Act, Fund III’s performance may have been adversely affected.

Overview

Alcentra Capital Corporation (the “Company”, “Alcentra”, “ACC”, “we”, “us” or “our”) was formed as a Maryland corporation on June 4, 2013 as an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). Alcentra is managed by Alcentra NY, LLC (the “Adviser”, or “Alcentra NY”), registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). State Street Bank and Trust Company (“State Street”) provides us with financial reporting, post-trade compliance, and treasury services. In addition, for U.S. federal income tax purposes, Alcentra has elected to be treated as a regulated investment company (“RIC”), commencing with tax year ended December 31, 2014, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

BNY Mellon-Alcentra Mezzanine III, L.P. (the “Partnership” or “Fund III”) is a Delaware limited partnership, which commenced operations on May 14, 2010. The Partnership was formed for the purpose of seeking current income and long-term capital appreciation by making investments in senior debt securities, subordinated debt securities, and common and preferred equity securities with equity rights or participations in U.S.-based middle market companies. BNY Mellon-Alcentra Mezzanine III (GP), L.P. (the “General Partner”), a Delaware limited liability company, is the General Partner of the Partnership. BNY Mellon-Alcentra Mezzanine Partners (the “Manager”), a division of Alcentra NY, LLC (“Alcentra Group”) and an affiliate of the General Partner, manages the investment activities of the Partnership. Alcentra NY, LLC is wholly owned by BNY Alcentra Group Holdings, Inc. which is wholly owned by The Bank of New York Mellon Corporation.

On May 14, 2014, Alcentra completed its initial public offering (the “Offering”), at a price of $15.00 per share. Through its initial public offering the Company sold 6,666,666 shares for gross proceeds of approximately $100,000,000. On June 6, 2014, Alcentra sold 750,000 shares through the underwriters' exercise of the overallotment option for gross proceeds of $11,250,000.

Immediately prior to the Offering, Fund III sold all of its assets other than its investment in the shares of common stock and warrants to purchase common stock of GTT Communications (the “Fund III Acquired Assets”) to the Company for $64.4 million in cash and $91.5 million in shares of the Company's common stock. Concurrent with the acquisition of the Fund III Acquired Assets from Fund III, the Company also purchased for $29 million in cash certain additional investments (the “Warehouse Portfolio”) from Alcentra Group. The Warehouse Portfolio consisted of approximately $29 million in debt investments originated by the investment professionals of the Manager and purchased by Alcentra Group using funds under a warehouse credit facility provided by The Bank of New York Mellon Corporation in anticipation of the Offering.

The Company entered into a senior secured term loan agreement (the “Bridge Facility”) with ING Capital LLC as lender that it used to fund the purchase of the Warehouse Portfolio and to fund the cash portion of the consideration paid to Fund III. In May 2014, the Company used $94.2 million of the proceeds from the Offering to repay the Bridge Facility in full.

The Company's investment objective is to generate both current income and capital appreciation through debt and equity investments by targeting investment opportunities with favorable risk-adjusted returns. The

Company invests primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, and, to a lesser extent, by making direct equity investments in such companies.

The Company is required to comply with certain regulatory requirements such as not acquiring any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets. Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private operating companies, operating companies whose securities are not listed on a national securities exchange, and certain public operating companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized and with their principal of business in the United States.

Portfolio Composition and Investment Activity

Portfolio Composition

We originate and invest primarily in middle-market companies (typically those with $5.0 million to $15.0 million of EBITDA) through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment.

During the three months ended September 30, 2016, we invested $51.8 million in debt and equity investments in three new portfolio companies and two add on investments. These investments consisted of senior secured loans ($18.0 million, or 34.7%), second lien notes ($3.1 million, or 6.0%), subordinated notes ($29.7 million, or 57.3%), and equity securities ($1.0 million, or 1.9%). During the three months ended September 30, 2016 we received proceeds from sales or repayments, including principal, return of capital dividends and net realized gains (losses), of $30.1 million. During the three months ended September 30, 2015, we invested $21.2 million in debt investments in two new portfolio companies and one add on investment. These investments consisted of senior secured loans ($1.7 million, or 8.1%), second lien notes ($4.0 million, or 18.8%) and subordinated notes ($15.5 million, or 73.0%). During the three months ended September 30, 2015, we received proceeds from repayments of principal, including return of capital dividends and realized gains, of $15.8 million.

As of September 30, 2016, the fair value of our investment portfolio totaled $305.9 million and consisted of 35 portfolio companies. As of September 30, 2016, 57% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 43% bore interest at fixed rates. Our average portfolio company investment at amortized cost and fair value was approximately $9.1 million and $8.5 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $19.0 million and $19.0 million, respectively.

As of December 31, 2015, the fair value of our investment portfolio totaled $296.3 million and consisted of 32 portfolio companies. As of December 31, 2015, 52% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 47% bore interest at fixed rates. Our average portfolio company investment at amortized cost and fair value was approximately $9.6 million and $9.3 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $17.1 million and $22.8 million, respectively.

The weighted average yield on debt investments as of September 30, 2016 and December 31, 2015 was 11.8% and 12.4%, respectively. The weighted average yields were computed using the effective interest rates for debt investments as of September 30, 2016 and December 31, 2015, including the accretion of original issue discount.

The following table shows the portfolio composition by investment type at fair value and cost with the corresponding percentage of total investments:

	Fair Value				Cost
	September 30, 2016		December 31, 2015		September 30, 2016		December 31, 2015
	(dollars in thousands)
Senior Secured – First Lien	$95,469	31.2%	$88,453	29.9%	$96,441	29.2%	$92,807	30.6%
Senior Secured – Second Lien	94,270	30.8%	83,267	28.1%	98,105	29.7%	83,015	27.4%
Senior Subordinated	82,359	26.9%	80,459	27.1%	85,865	26.0%	80,360	26.5%
Equity/Other	33,850	11.0%	44,163	14.9%	49,736	15.1%	47,250	15.6%
Total	$305,949	100.0%	$296,342	100.0%	$330,146	100.0%	$303,432	100.0%

The following table shows portfolio composition by geographic region at fair value and cost with the corresponding percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	Fair Value				Cost
	September 30, 2016		December 31, 2015		September 30, 2016		December 31, 2015
	(dollars in thousands)
Eastern	95,856	31.3%	65,692	22.2%	$100,289	30.4%	62,787	21%
Mid West	48,783	15.9%	33,163	11%	$48,821	14.8%	32,696	11%
South	$78,198	25.6%	$54,401	18%	$86,261	26.1%	$67,215	22%
South Eastern	39,818	13.0%	80,723	27%	$46,090	14.0%	78,199	26%
South West	28,865	9.4%	17,944	6.1%	$29,779	9.0%	18,466	6.1%
West	14,429	4.7%	44,419	15%	$18,906	5.7%	44,069	15%
Total	$305,949	100.0%	$296,342	100.0%	$330,146	100.0%	$303,432	100.0%

The following table shows the detailed industry composition of our portfolio at fair value and cost as a percentage of total investments:

	Fair Value		Cost
	September 30, 2016	December 31, 2015	September 30, 2016	December 31, 2015
Healthcare Services	21.01%	17.77%	18.93%	16.64%
Telecommunications	9.00%	6.35%	8.11%	5.88%
Industrial Services	8.93%	3.40%	8.56%	3.36%
Waste Services	7.58%	7.67%	8.07%	7.82%
High Tech Industries	6.70%	2.36%	6.18%	1.70%
Automotive Business Services	6.60%	6.74%	6.09%	6.58%
Industrial Manufacturing	5.11%	0.00%	4.69%	0.00%
Technology & Telecom	4.52%	4.71%	4.53%	4.77%
Education	4.45%	4.69%	4.49%	4.73%
Capital Equipment	4.27%	0.00%	3.88%	0.00%
Security	4.22%	3.21%	3.82%	3.13%
Media: Advertising, Printing & Publishing	3.55%	3.97%	3.56%	3.87%
Oil & Gas Services	2.96%	4.43%	4.18%	4.33%
Environmental/Recycling Services	2.01%	2.06%	2.11%	2.18%
Media & Entertainment	1.96%	2.32%	3.81%	4.06%
Wholesale/Distribution	1.66%	6.32%	1.54%	5.38%
Technology & IT	1.38%	1.68%	1.25%	1.60%
Food & Beverage	1.30%	1.28%	1.51%	1.65%

	Fair Value		Cost
	September 30, 2016	December 31, 2015	September 30, 2016	December 31, 2015
Aerospace	1.27%	1.35%	1.21%	1.32%
Transportation Logistics	0.77%	5.22%	1.83%	5.10%
Call Center Services	0.39%	0.40%	0.36%	0.39%
Packaging	0.36%	1.28%	0.32%	1.25%
Infrastructure Maintenance	0.00%	7.73%	0.00%	5.80%
Restoration Services	0.00%	4.47%	0.97%	4.23%
Disaster Recovery Services	0.00%	0.59%	0.00%	4.23%
Grand Total	100.00%	100.00%	100.00%	100.00%

$100.9 million of the portfolio (33%) had a first credit exposure at 0.0x – 1.0x EBITDA; $133.2 million of the portfolio (44%) had a first credit exposure at 1.0x – 3.0x EBITDA; $28.8 million of the portfolio (10%) had a first credit exposure at 3.0x – 4.0x EBITDA; $1.0 million of the portfolio (0%) had a first credit exposure at 4.0x – 4.5x EBITDA; and $39.6 million of the portfolio (13%) had a first credit exposure at >4.5x EBITDA.

Portfolio Asset Quality

We currently do not use a rating system to monitor portfolio performance. As the portfolio grows in size, we would expect to implement a portfolio rating system.

Non-Accrual

We will generally not accrue interest on loans and debt securities if principal or interest cash payments are past due 30 days or we have reason to doubt our ability to collect such interest.

As of September 30, 2016 and December 31, 2015, we had one loan on non-accrual status, a specialty trucking logistics company.

Discussion and Analysis of Results of Operations

Comparison of three months ended September 30, 2016 and September 30, 2015

Investment Income

For the three months ended September 30, 2016, total investment income was $9.1 million, an increase of $0.6 million, or 7.2% over the $8.5 million of total investment income for the three months ended September 30, 2015. This increase was primarily attributable to the new investments as well as prepayment penalties on the sale of DBI Holdings, Inc.

We generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. Our debt investments typically have a term of five to seven years and bear interest at a fixed or floating rate. Interest on our debt securities is payable both quarterly and monthly. Payments of principal on our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments may pay interest in-kind, or PIK. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect the total dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases.

We may also generate revenue in the form of prepayment fees, commitment, loan origination, structuring or due diligence fees, fees for providing significant managerial assistance, consulting fees and the secondary sale of certain of our investments. We are exploring the secondary sale of select equity interests in certain portfolio companies. We believe that the sale of these equity interests would allow us to rotate a portion of our non-incoming producing equity investment portfolio into income generating debt investments. There can be no assurances that these negotiations will result in a sale of any or all of the equity interests or if a sale transaction is undertaken as to its terms or timing.

Expenses

For the three months ended September 30, 2016, total expenses were $4.3 million, which was an increase of $0.9 million, or 28.7%, over the $3.4 million for the three months ended September 30, 2015. Interest and financing expenses for the three months ended September 30, 2016 were $1.8 million, an increase of $0.4 million from $1.4 million for the three months ended September 30, 2015. This is due to (i) the additional issuance of $4.5 million in Alcentra Capital Internotes® and (ii) increased borrowings in the credit facility for investing purposes. The base management fee increased $0.06 million, or 4.8%, to $1.3 million for the three months ended September 30, 2016 due to higher average total assets less cash and cash equivalents than the comparable period in 2015. The income-based incentive fee for the three months ended September 30, 2016 was $0.6, an 11.3% increase from the comparable period in 2015. The capital gains incentive fee was $0 for the period ending September 30, 2016, a decrease of $0.4 million from comparable period in 2015. The administrative service fee, professional fees and other general and administrative expenses totaled $0.52 million for the three months ended September 30, 2016 compared to a total of $0.55 million for the three months ended September 30, 2015.

Net Investment Income

Net investment income for the three months ended September 30, 2016 was $4.8 million, a decrease of $0.35 million, or (6.9)%, compared to net investment income of $5.1 million during the three months ended September 30, 2015 as a result of the $0.6 million increase in total investment income and the $0.9 million increase in total expenses.

Net Increase in Net Assets Resulting From Operations

For the three months ended September 30, 2016, the net realized gain from portfolio investments was $8.8 million largely due to the sale of DBI Holdings, Inc.

During the three months ended September 30, 2016, we recorded a net change in unrealized depreciation from portfolio investments of $19.0 million attributable to the (i) reversal of the unrealized gain on DBI Holdings, (ii) a sale of equity investments in a secondary transaction and (iii) a writedown in a weather related portfolio company. We have not received financial statements for this company, since June 2016 and understand that it may be seeking to effectuate a recapitalization transaction in the near term. As a result, the fair value of our investment has been written down to a de minimis amount, and management believes that recovery is unlikely. During the three months ended September 30, 2015, the net change in unrealized depreciation was $3.2 million.

As a result of these events, our net decrease in net assets resulting from operations during the three months ended September 30, 2016 was $1.8 million, a decrease of $5.1 million, compared to a net increase in net assets resulting from operations of $3.2 million during the three months ended September 30, 2015.

Provision for Taxes on Unrealized Appreciation on Investments

We have direct wholly owned subsidiaries that have elected to be taxable entities (the“Taxable Subsidiaries"). The Taxable Subsidiaries permit us to hold equity investments in portfolio companies which are“pass through” entities for tax purposes and continue to comply with the“source income” requirements contained in RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with us for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of their ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in our consolidated financial statements. For the three months ended September 30, 2016, we recognized a benefit for income tax on unrealized gains on investments of $3.5 million.

Comparison of nine months ended September 30, 2016 and September 30, 2015

Investment Income

For the nine months ended September 30, 2016, total investment income was $29.7 million, an increase of $4.4 million, or 17.7%, over the $25.2 million of total investment income for the nine months ended September 30, 2015. The increase was primarily attributable to a $1.9 million increase in income resulting largely from an increase in the size of the portfolio, as well as fee income of $2.5 million.

Expenses

For the nine months ended September 30, 2016, total expenses, including income tax provision, were $13.4 million, an increase of $2.9 million or 28.1%, over the $10.5 million of total expenses after the waiver of capital gains incentive fees for the nine months ended September 30, 2015. Interest and financing expenses for the nine months ended September 30, 2016 were $5.1 million, an increase of $1.6 million or 45%, compared to $3.5 million for the nine months ended September 30, 2015 as a result of interest and commitment fees related to the Credit Facility as well as the additional cost from the issuance of $15 million of InterNotes. The base management fee increased $0.3 million, or 7.3%, to $3.9 million for the nine months ended September 30, 2016 due to higher average total assets less cash and cash equivalents than the comparable period in 2015. The incentive fee for the nine months ended September 30, 2016 was $2.3 million, a $0.06 million, or 32.9%, increase from the $1.7 million incentive fee for the nine months ended September 30, 2015. There was no capital gains incentive fee during the 2016 period. The administrative service fee, professional fees and other general and administrative expenses totaled $2.1 million for the nine months ended September 30, 2016 compared to $1.6 million for the nine months ended September 30, 2015, a 32.5% increase due largely to one-time expenses of $0.1 million or 22% of the variance.

Net Investment Income

Net investment income for the nine months ended September 30, 2016 was $16.3 million, which was an increase of $1.5 million, or 10.3%, compared to net investment income of $14.8 million during the nine months ended September 30, 2015 as a result of the $4.4 million increase in total investment income and the $2.9 million increase in total expenses, including income tax provision.

Net Increase in Net Assets Resulting From Operations

For the nine months ended September 30, 2016, the total net realized gain on investments was $1.6 million and was comprised of $11.2 million in gross realized losses and $12.8 in gross realized gains. Significant realized gains (losses) for the nine months ended September 30, 2016 are summarized as follows:

Portfolio Company	Realization Event	Net Realized Gain/(Loss) (in millions)
DRC Emergency Services	Sale of Portfolio Company	$(11.3)
Health Fusion	Exit of Portfolio Company	1.7
ACT Lighting	Exit of Portfolio Company	1.4
Net Access Systems	Exit of Portfolio Company	0.3
Response Team	Exit of Portfolio Company	0.2
DBI Holdings, LLC	Exit of Portfolio Company	9.3
		$1.6

For the nine months ended September 30, 2015, the total realized gain on investments was $0.1 million.

During the nine months ended September 30, 2016, we recorded a net change in unrealized depreciation on investments of $17.1 million attributable to (i) the net unrealized loss on exits, repayments or sale of investments $2.1 (ii) a write down of various other portfolio companies of 2.9 million and (iii) the unrealized depreciation of $12.0 million on watchlist securities as well as a weather related portfolio company. We have not received financial statements for one of our portfolio companies since June 2016 and understand that it may be seeking to effectuate a recapitalization transaction in the near term. As a result, the fair value of our investment has been written down to a de minimis amount, and management believes that recovery is unlikely. During the nine months ended September 30, 2015, we recorded a net change in unrealized depreciation on investments of $0.7 million attributable to (i) net unrealized depreciation of $4.4 million on debt investments and (ii) net unrealized appreciation of $3.8 million on debt and equity investments. As a result of these events, our net increase in net assets resulting from operations during the nine months ended September 30, 2016, after benefit for taxes, was $3.8 million, or a decrease of $10.8 million, compared to a net increase in net assets resulting from operations of $14.6 million during the prior year period.

Comparison of the years ended December 31, 2015, 2014 and 2013

Investment Income

We generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. Our debt investments typically have a term of five to seven years and bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly. Payments of principal on our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments may pay interest in-kind, or PIK. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect that the total dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. In addition, we may generate revenue in the form of prepayment fees, commitment, loan origination, structuring or due diligence fees, fees for providing significant managerial assistance and consulting fees.

The following shows the breakdown of investment income for the years ended December 31, 2015, 2014 and 2013.

	Alcentra Capital Corporation Year Ended December 31, 2015	Alcentra Capital Corporation For the period from Inception (May 8,* 2014) through December 31, 2014	BNY Mellon-Alcentra Mezzanine III, L.P. Year Ended December 31, 2013
Interest Income	$25.7	$11.5	$9.1
PIK Interest	5.9	3.6	1.7
Other Income/Fees	2.3	1.1	0.2
Total	$33.9	$16.1	$11.1

The increases in interest income from the respective periods were due to the growth in the overall investment portfolio.

Expenses

The following shows the breakdown of operating expenses for the years ended December 31, 2015, 2014 and 2013:

	Alcentra Capital Corporation Year Ended December 31, 2015	Alcentra Capital Corporation For the period from Inception (May 8,* 2014) through December 31, 2014	BNY Mellon-Alcentra Mezzanine III, L.P. Year Ended December 31, 2013
Operating Expenses:
Management Fees	$4.9	$2.5	$2.8
Incentive Fees	3.3	1.0	—
Professional Fees	1.0	0.8	0.4
Valuation services	0.4	0.4	—
Interest and Credit Facility expense	4.1	1.0	0.1
Amortization of deferred financing costs	0.9	0.3	—
Directors Fees	0.2	0.2	—
Insurance Expense	0.3	0.2	—
Other Expenses	0.5	0.2	0.2
Total Operating Expenses	$15.6	$6.6	$3.5
Waiver of Incentive & Management Fees	(1.0)	(2.0)	—
Total Expenses, net of fee waivers	$14.6	$4.6	$3.5

*	Commencement of operations

For the year ended December 31, 2015, incentive fees include the effect of the Capital Gains Incentive Fee of $1.0 million. We did not incur any capital gains incentive fee for the years ended December 31, 2014 or 2013.

The increase in operating expenses was primarily due to an increase in interest expense due to the issuance of $40.0 million in aggregate principal amount of InterNotes and an increase in management fees, which was attributable to our growing portfolio. In addition, the year ended December 31, 2015 represented the first full year of operations.

For the year ended December 31, 2014, the increase of $1.1 million in operating expenses is due primarily to the interest expense on the Credit Facility and increased operating expenses due to growth in our investment portfolio. These operating expenses consist of base management fees, incentive fees, administrative services expenses, professional fees, and other general and administrative expenses.

In connection with the Offering, Alcentra entered into a senior secured revolving credit agreement (“Credit Facility”) with ING Capital LLC, as administrative agent and lender. The Credit Facility had an initial commitment of $80 million with an accordion feature that allows for an increase in total commitments to $160 million. The Credit Facility was amended on August 11, 2015 to increase the accordion feature to allow for a future increase of the total commitments up to $250,000,000, subject to satisfaction of certain conditions at the time of any such future increase. As amended, the Credit Facility has a maturity date of August 11, 2020 and bears interest, at our election, at a rate per annum equal to (i) 2.25% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1.0% and zero or (ii) 3.00% plus the one, three or six month LIBOR rate, as applicable.

Amendment to the Revolving Credit Facility

On March 2, 2016, we amended certain provisions of the Credit Facility relating to the treatment of approximately $38.6 million in aggregate principal amount of outstanding InterNotes that mature prior to the Credit Facility. Among other things, the amendments to the Credit Facility provide that, in the nine-month period prior to the maturity of these particular InterNotes, which mature between February 15 and April 15, 2020, our ability to borrow under the Credit Facility will be reduced by and in the amount of such InterNotes still outstanding during such time. The Credit Facility is secured by a first priority security interest in all of our portfolio investments, the equity interests in certain of its direct and indirect subsidiaries and substantially all of its other assets. We are also subject to customary covenants and events of default typical of a facility of this type. As of December 31, 2015, total commitments under the Credit Facility were $135 million. Borrowings under the Credit Facility were $63.5 million and $62.5 million as of December 31, 2015 and 2014, respectively.

Interest expense for the period January 1, 2014 through May 7, 2014 was $0.05 million and for the period May 8, 2014 through December 31, 2014, interest expense was $1.0 million.

The Partnership had entered into a credit agreement under which it could borrow an aggregate principal amount of $15 million for the financing of portfolio investments. Borrowings under the credit agreement were $10 million and $15.0 million as of May 7, 2014 and December 31, 2013, respectively.

Interest was charged at the Alternative Rate, defined as the higher of (a) the Federal Fund Rate and (b) the Overnight LIBOR Rate, plus 130 basis points. The interest rate ranged from 1.39% to 1.40%. Fund III recorded interest and fee expense of $0.138 million for the period ended December 31, 2013. The average borrowings under the credit agreement for the period ended May 7, 2014 was $9,512,147. The credit agreement, which was not assumed by Alcentra in connection with the acquisition of Fund III Acquired Assets, terminated on April 24, 2014.

Net Investment Income

Net investment income was $19.3 million, or $1.43 per common share based on the weighted average of 13,516,766 common shares outstanding for the year ended December 31, 2015 as compared to $11.6 million, or $0.86 per common share for the partial year ending December 31, 2014.

The increase in net investment income is primarily the result of our growing portfolio, which was partially offset by the increase in interest and fees due to the issuance of the Notes.

For the period January 1, 2014 to May 7, 2014, net investment income was $6.9 million.

For the period May 8, 2014 through December 31, 2014, net investment income was $11.6 million. This was an increase of $4.1 million from December 31, 2013 and $4.0 million from December 31, 2012, due primarily to the increase in the investment portfolio.

Net Realized Gains and Losses

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized.

Proceeds from sales and repayments on investments for the year ended December 31, 2015 totaled $74.7 million and net realized losses totaled $6.7 million. Proceeds from sales and repayments on investments for the partial year ended December 31, 2014 totaled $28.32 million and net realized gains totaled $0.279 million.

For the year ended December 31, 2013, there was a realized gain of $3.5 million and for December 31, 2012 there was a $3.2 million realized gain.

Net Change in Unrealized Appreciation (Depreciation) of Investments

Net change in unrealized appreciation primarily reflects the net change in the portfolio investment fair values relative to its cost basis during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

Net change in unrealized appreciation (depreciation) on investments for the year ended December 31, 2015 and for the partial year ended December 31, 2014 totaled $(11.6) million and $4.6 million, respectively. The change in unrealized appreciation (Depreciation) was due primarily to the unrealized depreciation on DRC Emergency Services.

Net change in unrealized appreciation (depreciation) on investments for the period January 1, 2014 to May 7, 2014 totaled $3.0 million.

Net change in unrealized appreciation (depreciation) on investments for the period ended December 31, 2013 was $(1.4) million.

Provision for Taxes on Unrealized Appreciation on Investments

We have direct wholly owned subsidiaries that have elected to be taxable entities (the “Taxable Subsidiaries”). The Taxable Subsidiaries permit us to hold equity investments in portfolio companies which are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with us for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of their ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in our consolidated financial statements. For the year ended December 31, 2015, we recognized a benefit for taxes on unrealized gain on investments of $2.2 million. For the year ended December 31, 2014, we recognized a provision for income tax on unrealized gain on investments of $1.7 million for the Taxable Subsidiaries. For the year ended December 31, 2013, we recognized no income tax or benefit related to the taxable subsidiaries. As of December 31, 2015 and 2014, $1.4 million and $1.7 million, respectively, was included in the deferred tax asset on the Consolidated Statement of Assets and Liabilities.

Qualified Dividend Income

For the fiscal year ended December 31, 2015, the Company designates approximately $4,278,808, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 20%.

Net Increase in Net Assets Resulting from Operations

Net increase in net assets resulting from operations totaled $12.6 million, or $0.93 per common share for the year ended December 31, 2015, as compared to $14.7 million, or $1.09 per common share for the year ended December 31, 2014. These are based on the 13,516,766 common shares outstanding for both time periods.

Net increase in net assets resulting from operations totaled $10.0 million for the period January 1, 2014 to May 7, 2014, and $9.7 million for the year ended December 31, 2013.

The net increase is due to interest income and an increase in net unrealized appreciation generated from our investment portfolio offset by our operating expenses.

Liquidity and Capital Resources

As of September 30, 2016, we had $6.7 million in cash and cash equivalents and our net assets totaled $184.6 million. We believe that our current cash and cash equivalents on hand, our credit facility and our anticipated cash flows from operations will provide adequate capital resources with which to operate and finance our investment business and make distributions to our stockholders for at least the next 12 months. We intend to generate additional cash primarily from future debt offerings and future borrowings, as well as cash flows from operations, including income earned from investments in our portfolio companies. On both a short-term and long-term basis, our primary use of funds will be investments in portfolio companies and cash distributions to our stockholders.

Cash Flows

For the nine months ended September 30, 2016, we experienced a net increase in cash and cash equivalents in the amount of $1.8 million. During that period, we used $5.6 million in cash from operating activities, primarily from investments in new portfolio companies (of approximately $121 million which was partially offset by the return of capital of approximately $102 million and by the net change in unrealized depreciation of $17.1 million). During the same period, financing activities provided for cash of $7.5 million primarily due to the borrowing of the credit facility and the additional issuance of notes.

For the nine months ended September 30, 2015, we experienced an increase in cash and cash equivalents in the amount of $1.4 million. During that period, our operating activities used $12.9 million in cash, primarily in connection with the purchase/repayments of investments.. In addition, financing activities increased cash by $14.4 million primarily from the issuance of the InterNotes. As of September 30, 2015, we had $11.5 million of cash on hand.

Capital Resources

Our liquidity and capital resources are derived from the capital contributions and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and other operating expenses we incur, as well as distributions to our stockholders. We expect to use these capital resources as well as proceeds from turnover within our portfolio, borrowings under the Credit Facility and from public and private offerings of securities to finance our investment activities.

In May 2014, Alcentra entered into a senior secured revolving credit agreement (“Credit Facility”) with ING Capital LLC, as administrative agent and lender. The Credit Facility had an initial commitment of $80 million with an accordion feature that allows for an increase in total commitments to $160 million. The Credit Facility was amended on August 11, 2015 to increase the accordion feature to allow for a future increase of the total commitments up to $250.0 million, subject to satisfaction of certain conditions at the time of any such future increase. As amended, the Credit Facility has a maturity date of August 11, 2020 and bears interest, at our election, at a rate per annum equal to (i) 2.25% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1.0% and zero or (ii) 3.00% plus the one, three or six month LIBOR rate, as applicable.

On March 2, 2016, we amended certain provisions of the Credit Facility relating to the treatment of approximately $38.6 million in aggregate principal amount of outstanding InterNotes that mature prior to the Credit Facility. Among other things, the amendments to the Credit Facility provide that, in the nine-month period prior to the maturity of these particular InterNotes, which mature between February 15 and April 15, 2020, our ability to borrow under the Credit Facility will be reduced by and in the amount of such InterNotes still outstanding during such time. The Credit Facility is secured by a first priority security interest in all of our portfolio investments, the equity interests in certain of its direct and indirect subsidiaries and substantially all of its other assets. We are also subject to customary covenants and events of default typical of a facility of this type.

As of September 30, 2016, we are in compliance with all covenants of the Credit Facility and there was $70.9 million outstanding.

Also, as a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. We were in compliance with the asset coverage ratios at all times. As of September 30, 2016 our asset coverage ratio was 253.3%.

Recently Issued Accounting Standards

In April 2015, FASB issued ASU 2015-03, Interest — Imputation of interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs , which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability rather than as an asset. Amortization of the costs are included in Amortization of deferred financing costs and Amortization of deferred note offering costs. This guidance is effective for annual and interim periods beginning after December 15, 2015. We have adopted this guidance as of March 31, 2016. The new guidance will be applied retrospectively to each prior period presented.

In May 2015, the FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The update eliminates the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (NAV) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Public companies are required to apply ASU 2015-07 retrospectively for interim and annual reporting periods beginning after December 15, 2015. Accordingly, the Company has evaluated the impact of ASU 2015-07 on its consolidated financial statements and determined that the adoption of ASU 2015-07 has not had a material impact on our consolidated financial statements.

Regulated Investment Company Status and Distributions

We have elected to be treated as a RIC under Subchapter M of the Code beginning the fiscal year ending December 31, 2014. If we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To qualify for RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company net taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). If we qualify as a RIC, we will also be subject to a federal excise tax, based on distributive requirements of our taxable income on a calendar year basis.

We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income).

Investment Advisory Agreement

Under the Advisory Agreement, Alcentra pays Alcentra NY, LLC (the“Adviser”) a base management fee calculated at an annual rate as follows: 1.75% of its gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), if its gross assets are below $625 million; 1.625% of its total gross assets if our gross assets are between $625 million and $750 million; and 1.5% of its gross assets if its assets are greater than $750 million. These various management fee percentages (i.e. 1.75%, 1.625% and 1.5%) would apply to ACC's entire gross assets in the event its gross assets exceed the various gross asset thresholds.

In addition, Alcentra pays the Adviser an incentive fee under the Advisory Agreement which consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of our“pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate of 2% per quarter, and is subject to a“catch-up” feature. The “catch-up” feature is intended to provide the Adviser with an incentive fee of 50% of the Company’s “pre-incentive fee net investment income” as if a preferred return did not apply when our net investment income exceeds 2.5% in any quarter. The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the Advisory Agreement, as of the termination date) and equals 20% of ACC's aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. See Note 6.

The Adviser agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, through the quarter ended June 30, 2015 and to the extent required in order for us to earn a quarterly net investment income to maintain a targeted dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis).

Critical Accounting Policies

The preparation of our financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ.

Valuation of Portfolio Investments

We generally invest in illiquid loans and securities including debt and equity securities of middle-market companies. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by ACC's board of directors. Such determination of fair values may involve subjective judgments and estimates, although we engage independent valuation providers to review the valuation of each portfolio investment that does not have a readily available market quotation at least once annually. With respect to unquoted securities, we value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies and other factors.

Because there is not a readily available market for substantially all of the investments in our portfolio, we value most of our portfolio investments at fair value as determined in good faith by ACC's board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, ACC's board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Adviser responsible for the portfolio investment;
•	Preliminary valuation conclusions are then documented and discussed with our senior management and the Adviser committee;
•	The audit committee of ACC's board of directors then reviews these preliminary valuations;

•	At least once quarterly, independent valuation firms engaged by ACC's board of directors will prepare valuations on a selected basis and submit reports to the board of directors; and
•	The board of directors then discusses valuations and determines the fair value of each investment in our portfolio in good faith, based the input of Adviser, the independent valuation firm and the audit committee.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue interest on loans and debt securities if principal or interest cash payments are past due 30 days or more and/or we have reason to doubt our ability to collect such interest.

Loan origination fees, original issue discount and market discount or premium are capitalized, and we then accrete or amortize such amounts using the effective interest method as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination is recorded as interest income. We record prepayment premiums on loans and debt securities as interest income.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of September 30, 2016, we had off-balance sheet arrangements consisting of three unfunded commitments totaling $4.3 million. As of December 31, 2015, we had one unfunded commitment totaling $1.0 million.

Recent Developments

Subsequent to September 30, 2016, the following activity occurred:

On October 6, 2016, a $0.34 per share dividend was paid to shareholders of record as of September 30, 2016.

On October 19, 2016, Alcentra sold its interest in Tunnel Hill in a secondary sale for $10,153,722.

On October 21, 2016, Alcentra sold its equity interest in Media Storm and Dentistry for Children in a secondary sale for $3,782,540.

On October 21, 2016, Alcentra assigned $8.0 million of its interest in LRI to a third party.

On October 24, 2016, Alcentra invested $6.0 million in Lugano Diamond and Jewelry, Inc (Libor + 10.75 Senior Secured Note).

On October 27, 2016, Alcentra invested $10.0 million in Safe Security (13.0% Cash/1.0% PIK Subordinated Note).

On October 28, 2016, Aphena Pharma repaid its debt investment in the amount of $1.1 million.

On November 1, 2016, after receiving more information on a recapitalization, we surrendered our preferred shares and warrant units as part of the recapitalization of a remediation services company. As a result, we realized a loss in the amount equal to the unrealized depreciation recorded on these investments as of September 30, 2016.

On November 3, 2016, the Board of Directors approved the 2016 fourth quarter dividend of $0.34 per share for shareholders of record date December 31, 2016 and payable January 5, 2017.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. All of the floating rate loans in the portfolio have interest rate floors, which have effectively converted the loans to fixed rate loans in the current interest rate environment. For the three months ended September 30, 2016, 16 loans in the portfolio bore interest at floating rates, or 57% of the fair value of our portfolio. For the year ended December 31, 2015, 14 of the loans in the portfolio bore interest at floating rates, or 52% of the fair value of our portfolio. In the future, we expect other loans in our portfolio will have floating rates. Assuming that the Statement of Assets and Liabilities as of September 30, 2016, were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical one or two percent increase in LIBOR would have less than a 2.5% effect on our portfolio’s income. Although we believe that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate. We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contacts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. As of September 30, 2016 and September 30, 2015, we did not engage in hedging activities.

Changes in interest rates will affect our cost of funding. Our interest expense will be affected by changes in certain published indices such as the LIBOR rate in connection with the Credit Facility.

BUSINESS

Alcentra Capital Corporation

We are a specialty finance company that operates as a non-diversified, closed-end management investment company. We have elected to be regulated as a BDC, under the 1940 Act. In addition, we have elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code.

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as companies having annual EBITDA of between $5 million and $25 million, and/or revenues of between $10 million and $100 million, although we may selectively make investments in larger or smaller companies. Our investments typically range in size from $5 million to $15 million.

Our Adviser has a history of investing in companies that seek capital to use for growth initiatives, change in ownership in leveraged buyouts or a generational change of ownership, or what we refer to as Growth Companies. We define a Growth Company as a company that has experienced growth of at least two to three times the growth rate of GDP or have a catalyst to achieve that type of growth. It has been the experience of our Adviser’s investment team that Growth Companies typically incur less leverage than larger companies in order to maintain the financial flexibility to continue to invest in the growth of their businesses. In the experience of our Adviser’s investment team, our targeted industry sectors tend to have a greater proportion of Growth Companies and therefore offer greater investment opportunities to pursue. Our targeted industry sectors are: healthcare and pharmaceutical services; defense, aerospace, homeland security and government services; business and outsourced services; and energy services. We may also make investments in portfolio companies that do not possess these characteristics or are outside of these industry sectors.

Our investment activities are managed by our Adviser pursuant to the terms of an investment advisory and management agreement, which we refer to as the Investment Advisory Agreement. We expect to source investments primarily through the extensive network of relationships that the principals of our Adviser have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

On May 14, 2014, we completed our IPO at a price of $15.00 per share. Through our IPO we sold 6,666,666 shares for gross proceeds of approximately $100,000,000. On June 6, 2014, we sold 750,000 shares through the underwriters’ exercise of the overallotment option for gross proceeds of $11,250,000.

Portfolio Composition

We originate and invest primarily in middle-market companies (typically those with $5.0 million to $25.0 million of EBITDA) through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment. From time to time, we may invest in companies that are larger than this but exhibit good growth characteristics.

As of September 30, 2016, we had $305.9 million (at fair value) invested in 35 portfolio companies. Our portfolio included approximately 31.2% of first lien debt, 30.8% of second lien debt, 26.9% of mezzanine debt and 11.0% of equity investments at fair value. Going forward we intend to maintain our equity allocation at approximately 10 – 15% of our portfolio investments. At September 30, 2016, our average portfolio company investment at amortized cost and fair value was approximately $9.1 million and $8.5 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $19.0 million and $19.0 million, respectively. At September 30, 2016, 57% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 43% bore interest at fixed rates. We intend to continue to re-balance our portfolio going forward with more investments that are floating rate loans.

The weighted average yield on all of our debt investments as of September 30, 2016 was approximately 11.8%. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of our subsidiary fees and expenses. The weighted average yield was computed using the effective interest rates for all of our debt investments, which represents the interest rate on our debt investment restated as an interest rate payable annually in arrears and is computed including cash and payment in kind, or PIK interest, as well as accretion of original issue discount. As a result, the weighted average yield figure set forth above does not represent the cash interest payments we received on our debt investments during the period noted above. In this regard, the weighted average cash yield on all of our debt investments as of September 30, 2016 was approximately 11.8%. These yields do not include the dividends, including PIK dividends, received on our preferred equity investments. PIK dividends on preferred equity functions in much the same way as PIK interest on debt investments in that it is paid in the form of additional preferred securities and not cash. There can be no assurance that the weighted average yield and the weighted average cash yield will remain at their current levels.

The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a below-investment grade rating from a nationally recognized statistical rating organization, which is often referred to as “high-yield” and “junk.” Exposure to below-investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, a substantial portion of our investment portfolio consists of debt investments for which issuers are not required to make principal payments until the maturity of the loans, which may result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. As of September 30, 2016, approximately 17.5% of the income we received from our portfolio companies was in the form of non-cash income, such as contractual pay-in-kind, or PIK, interest. Since PIK interest involves us recognizing income without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement applicable to RICs. Our failure to meet the annual distribution requirements could reduce the amounts available for distributions. In addition, the PIK feature of our subordinated debt and preferred equity investments increases our credit risk exposure over the life of the investments given that it increases the amounts that our portfolio companies will ultimately be required to pay us. Furthermore, we have not previously been required to manage our portfolio in accordance with the RIC asset diversification requirements. See “Risk Factors — If we are unable to meet the RIC asset diversification requirements, we may fail to qualify as a RIC” and “— PIK interest payments we receive increase our assets under management and, as a result, increases the amount of base management fees and incentive fees payable by us to our Adviser”.

Organizational Structure

The following chart shows the ownership structure and various entities affiliated with us and our Adviser.

(1)	For tax purposes, certain of our equity investments purchased are held by a wholly-owned subsidiary of ours.

Our Adviser

Our investment activities are managed by Alcentra NY, our investment adviser. Alcentra NY is the U.S. subsidiary of Alcentra Group, an asset management platform focused on below-investment grade credit, often referred to as “high-yield” and “junk.” Alcentra Group has offices in London, Dusseldorf, Singapore, New York and Boston and manages more than 75 investment vehicles and accounts totaling more than $29.0 billion in assets.

Our Adviser is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.

Our Adviser’s investment team is led by Paul J. Echausse, our President and Chief Executive Officer, and David Scopelliti, our Senior Vice President. Mr. Echausse was a founding member of Alcentra Middle Market in 1998 through the investment of subordinated debt investments on the Bank of New York platform. Our Investment Committee is comprised of Paul J. Echausse, our President and Chief Executive Officer, Paul Hatfield, Chairman of our board of directors, Kevin Bannon, David Scopelliti, our Senior Vice President, Ellida McMillan, our Chief Accounting Officer and Branko Krmpotic. Members of our Investment Committee together with other investment professional of our Adviser, collectively have more than 60 years of such experience investing and lending across changing cycles. As of September 30, 2016, the investment professional of our Adviser have invested more than $800 million in debt and equity securities of primarily lower middle-market companies.

Our Adviser combines significant credit analysis, structuring capability and transaction experience within the larger credit investment platform of the Alcentra Group. See Business —  Alcentra Group and BNY Mellon.”

We have entered into an the Investment Advisory Agreement with our Adviser pursuant to which we pay a base management fee and incentive fees to our Adviser for its services under the agreement. See “Management Agreements — Investment Advisory Agreement — Management Fees.”

Our Administrator

We have entered into the Administration Agreement, with State Street, pursuant to which State Street provides us with financial reporting, post-trade compliance, and treasury services. Under the Administration Agreement, we pay a fixed annual fee, paid in monthly installments in arrears, along with additional fees and expenses as incurred each month. See “Management Agreements — Administration Agreement.”

Alcentra Middle Market

Alcentra Middle Market, a division of Alcentra NY, has sponsored three private investment funds that focus on subordinated debt and equity investments in middle market companies, each of which is managed by Alcentra NY. Fund III, the last of the private investment funds, was formed in 2010 and is owned by institutional, family office and private wealth investors. The Alcentra Middle Market professionals of our Adviser have worked together for more than 12 years and as of September 30, 2016 have invested more than $800 million in lower middle-market companies.

Alcentra Middle Market combines significant credit analysis, structuring capability and transactional experience within the larger credit investment platform of the Alcentra Group.

Alcentra Group and BNY Mellon

The Alcentra Group was formed in 2002 through the merger of two asset management divisions acquired from Barclays Bank Plc in the United Kingdom and Imperial Credit Industries, Inc. in the United States. In January 2006, Alcentra Group was purchased by BNY Mellon. As a wholly-owned subsidiary of BNY Mellon, the Alcentra Group manages approximately $29.0 billion in below-investment grade debt assets across more than 75 investment vehicles and funds. The Alcentra Group collectively employed 126 investment professionals as of September 30, 2016. Alcentra Group is the specialist below-investment grade debt manager within BNY Mellon’s group of asset management boutiques.

BNY Mellon is one of the largest bank holding companies in the U.S. with a market capitalization of approximately $49.6 billion and is also one of the largest securities servicing organizations with $29.9 trillion of assets under custody and administration and boasts a global platform across 35 countries as of September 30, 2016. BNY Mellon is a substantial player in asset management with approximately $1.6 trillion of assets under management as of September 30, 2016.

BNY Mellon also maintains a substantial “Wealth Management” business that provides investment advisory services to high net worth individuals, families and family offices. As of September 30, 2016, BNY Mellon’s Wealth Management business has 41 offices, many of which are in major metropolitan cities throughout the country, and manages more than $200 billion on behalf of their clients. BNY Mellon’s Wealth Management group interacts regularly with privately owned businesses and the family owners thereof. The Alcentra Middle Market team maintains an active calling program on these offices as a source of deal flow and deal referrals. We utilize our access to the BNY Mellon Wealth Management platform as an important component of our network of relationships in sourcing investment opportunities.

Credit Facility

In connection with the IPO, we entered into a senior secured revolving credit agreement (Credit Facility) with ING Capital LLC, as administrative agent and lender. The Credit Facility has an initial commitment of $80 million with an accordion feature that allows for an increase in total commitments to $160 million. The Credit Facility was amended on August 11, 2015 to increase the accordion feature to allow for a future increase of the total commitments up to $250,000,000, subject to satisfaction of certain conditions at the time of any such future increase. As amended, the Credit Facility has a maturity date of August 11, 2020 and bears interest, at our election, at a rate per annum equal to (i) 2.25% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1%, and zero or (ii) 3.25% plus the one, three or six month LIBOR rate, as applicable. At such time as we and certain of our subsidiaries reach a combined net worth of $230 million, the interest rate per annum will be reduced to (i) 2.00% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1%, and zero or (ii) 3.00% plus the one, three or six month LIBOR rate, as applicable. On March 2, 2016, we amended certain provisions of the Credit Facility relating to the treatment of approximately $38.6 million in aggregate principal amount of outstanding InterNotes that mature prior to the Credit Facility. Among other things, the amendments to the Credit Facility provide that, in the nine-month period prior to the maturity of these particular InterNotes, which mature between February 15 and April 15, 2020, our ability to borrow under the Credit Facility will be reduced by and in the amount of such InterNotes still outstanding during such time. The Credit Facility is secured by a first priority security interest in all of our portfolio investments, the equity interests in certain of its direct and indirect subsidiaries and substantially all of its other assets. We are also subject to customary covenants and events of default typical of a facility of this type. As of September 30, 2016, borrowings under the Credit Facility were $70.9 million.

Business Strategy

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in lower middle-market companies in the form of senior debt, unitranche, second lien, subordinated debt and, to a lesser extent, senior debt and minority equity investments. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies will not be rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating below-investment grade, which is often referred to as “high-yield” and “junk.” While our primary investment focus is to make loans to, and selected equity investments in, privately-held lower-middle-market companies, we may also make selective investments in larger or smaller companies.

Our business strategy to achieve our investment objective consists of (1) identifying market opportunity; (2) utilizing our competitive advantages; (3) evaluating investment opportunities and (4) sourcing, structuring and supervising investments.

Market Opportunity

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to our stockholders.

The Lower Middle-Market Represents a Large, Underserved Market.  We believe that lower middle-market companies, most of which are privately held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that companies of this size generally are less leveraged relative to their enterprise value, as compared to larger companies with a greater range of financing options.

Reduced Availability of Capital for Lower Middle-Market Companies Presents Opportunity for Attractive Risk-adjusted Returns.  Beginning with the credit crisis that began in 2007, we believe that the subsequent exit of traditional capital providers from lower middle-market lending created a less competitive market and an increased opportunity for alternative funding sources like us to generate attractive risk-adjusted returns. The remaining lenders and investors in the current environment require lower levels of senior and total leverage, increased equity commitments and more comprehensive covenant packages than were customary prior to the credit crisis. We believe that our ability to offer flexible financing solutions positions us to take advantage of this dislocation.

Regulatory Changes Have Decreased Competition Among Lower Middle-Market Lenders.  We believe recent regulatory changes, including the adoption of the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords have caused banking institutions to curtail their lending to lower middle-market companies. As a result, we believe that less competition will facilitate higher quality deal flow and allow for greater selectivity for us throughout the investment process.

Large Pools of Uninvested Private Equity Capital Should Drive Future Transaction Velocity.  We expect that private equity firms will remain active investors in lower middle-market companies. Private equity funds generally seek to leverage their investments by combining their equity capital with senior secured loans and/or mezzanine debt provided by other sources, and we believe that our investment strategy positions us well to partner with such private equity investors, although there can be no assurance that we will be successful in this regard. Although our interests may not always be aligned with the private equity sponsors of our portfolio companies given their positions as the equity holders and our position as the debt holder in our portfolio companies, we believe that private equity sponsors will provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.

Growth Companies Typically Pursue Mezzanine Debt as Cost Efficient Capital.   Mezzanine debt can be an effective source of capital for companies experiencing rapid growth. We typically focus on companies that can achieve a revenue growth rate of at least two to three times the rate of GDP growth. It is not uncommon for Growth Companies to grow faster than their bank can provide debt to support that growth. Growth Companies therefore have two primary capital market options to fund that growth: (i) raise private equity from individuals or institutions; or (ii) raise mezzanine debt capital. We believe that mezzanine debt capital can be a more cost effective alternative for Growth Companies, and can be more competitive than raising private equity capital.

Competitive Advantages

Experienced Management Team.  Members of our Investment Committee and other investment professionals of our Adviser collectively have more than 60 years of experience investing and lending across changing market cycles. These professionals have diverse backgrounds with prior experience in investment and management positions at investment banks, small business investment companies, which we refer to as SBICs, commercial banks and privately held companies. As of September 30, 2016, the investment professionals of our Adviser have invested more than $800 million in debt and equity securities of primarily lower middle-market companies. We believe this experience provides our Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of lower middle-market companies. Further, we believe this positions our Adviser to effectively identify, assess, structure and monitor our investments.

Strong Transaction Sourcing Network.  Our Adviser’s investment professionals possess an extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior-capital partners, SBICs, financial intermediaries, law firms, accountants and management teams of privately owned businesses. We believe that the combination of these relationships and our reputation as a reliable, responsive and value-added financing partner will generate a steady stream of new investment opportunities and proprietary deal flow.

Access to the BNY Mellon Wealth Management Platform.  BNY Mellon maintains a substantial Wealth Management business that provides investment advisory and other services to high net worth individuals, families and family offices. BNY Mellon’s Wealth Management group interacts regularly with privately owned businesses and the family owners thereof. The Alcentra Middle Market team maintains an active calling program on these offices as a source of deal flow and deal referrals. We utilize our access to the BNY Wealth Management platform as an important component of our network of relationships in sourcing investment opportunities.

Flexible Financing Solutions.  We offer a variety of financing structures and have the flexibility to structure our investments to meet the custom needs of our portfolio companies, including among investment types and investment terms. Typically we invest in senior or subordinated debt, coupled with an equity or equity-like component to increase the total investment return profile. We believe our ability to offer a variety of financing arrangements makes us an attractive partner to lower middle-market companies and enables our Adviser to identify attractive investment opportunities throughout economic cycles and across a company’s capital structure.

Rigorous Underwriting Policies and Active Portfolio Management.  Our Adviser has implemented rigorous underwriting policies that are followed in each transaction. These policies include an extensive review and credit analysis of portfolio companies, historical and projected financial performance as well as an assessment of the portfolio company’s business model and forecasts which are designed to assess investment prospects via a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness. In addition, we structure our debt investments with protective financial covenants, designed to proactively address changes in a portfolio company’s financial performance. Covenants are negotiated before an investment is completed and are based on the projected financial performance of the portfolio company. These processes are designed to, among other things, provide us with an assessment of the ability of the portfolio company to repay its debt at maturity. After investing in a portfolio company, we monitor the investment closely, receiving financial statements on at least a quarterly basis as well as annual audited financial statements. We analyze and discuss in detail the portfolio company’s financial performance with management in addition to attending regular board meetings. We believe that our initial and ongoing portfolio review process allows us to identify and maintain superior risk adjusted return opportunities in our target portfolio companies.

Minimize Portfolio Concentration.  While we focus our investments in lower middle-market companies, we seek to diversify our portfolio across various industries, geographic sectors and private equity or other sponsors. We actively monitor our investment portfolio to ensure we are not overly concentrated across industries, geographic sectors or financial sponsors. By monitoring our investment portfolio in this manner we seek to reduce the effects of economic downturns associated with any particular industry sector or geographic region.

Access to the Alcentra Group Platform.  We seek to leverage the depth and breadth of resources of the Alcentra Group platform across all aspects of its operations, benefiting from the Alcentra Group’s investment professionals, who in addition to their credit expertise, possess industry expertise. As of September 30, 2016, the Alcentra Group employs more than 23 senior analysts that closely follow a variety of industries, including healthcare, defense and business services. This unique access to in-house expertise will also be utilized in the ongoing monitoring of our investments.

Investment Guidelines for Evaluating Investment Opportunities

We believe that investing in debt of privately held companies provides several potential benefits, including:

•	current income;
•	priority in capital structure;
•	covenants and portfolio monitoring; and
•	predictable exits.

We use the following guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these guidelines have been, or will be, met in connection with each of our investments.

Current Income.  Senior term loans and mezzanine securities contractually provide either a fixed or variable coupon payable on a monthly or quarterly basis. We will seek to invest in debt securities that generate interest rate coupons of between 8 – 10% on our senior term loan investments, and total coupons of between 12 – 15% on our mezzanine investments, comprised of 10 – 12% paid in cash plus 2 – 3% paid in PIK interest.

Priority in Capital Structure.  In liquidation, debt holders typically are repaid first, with the remaining capital distributed to the equity holders. The structural priority of debt investing is a key component of our investment strategy to preserve capital.

Covenant and Portfolio Monitoring.  We make debt investments with financial covenants, which are used to proactively address changes in a company’s financial performance. Typical financial covenant tests include minimum EBITDA, total debt/EBITDA and fixed charge coverage. Covenants are negotiated before an investment is completed and are set based on the projected financial performance of the portfolio company. As the portfolio company reports monthly, quarterly or annual results, covenants are tested for compliance. If a portfolio company breaches a covenant, debt holders have several options available including waiving the covenant default, demanding repayment in full or modifying the terms of the debt in exchange for a fee or enhanced economic features, amongst others.

Predictable Exit.  We execute each investment with a particular exit strategy determined by a variety of factors, including the portfolio company’s financial position, anticipated growth dynamics and the existing mergers and acquisitions environment. Our senior debt-facilities are typically structured with little annual amortization and with principal due at maturity. Mezzanine investments are typically structured with a bullet maturity that is typically one year greater than the maturity on the senior debt facility. With either security, the investment will have a finite life, whereby the portfolio company is contractually required to repay the loan. Repayment typically occurs in the event of a refinancing, recapitalization or sale/merger of the company.

Private Funds.  We will invest no more than 15% of our net assets in entities which would be required to be registered as an investment company under the Investment Company Act of 1940 but for the exemptions in Section 3(c)(1) or 3(c)(7) thereunder (“Private Investment Companies”). Private Investment Companies include hedge funds and private equity funds. In addition, we will limit our investment in privately offered pooled investment vehicles (“Private Funds”) which include private REITs, private oil and gas funds, private commodity pools, private real estate funds as well as Private Investment Companies, to no more than 35% of our net assets, subject to the overall limit of investing no more than 15% of our net assets in Private Investment Companies. If we change this policy and determine to invest more than 15% of our net assets in Private Investment Companies or more than 35% of our net assets in Private Funds, we have agreed with the SEC staff to only do so after we have filed, and the SEC has declared effective, a new registration statement or a post-effective amendment to the registration statement on which this prospectus is a part.

Transaction Sourcing and Investment Process

Transaction Sourcing.  We source portfolio of investments from a variety of different investment sources, including private equity sponsors, fundless sponsors, family offices, management teams, financial institutions, investment bankers, accounting firms and law firms. We have and will continue to source deal flow and referrals from the BNY Wealth Management Platform. Alcentra Middle Market has actively marketed its resources and capabilities in the middle-market for nearly 15 years, developing a network of over 5,000 transaction sources as of September 30, 2016, We believe that the breadth and depth of experience of the principals of our Adviser across different industries and transaction types, coupled with their strong relationships built from managing private funds with similar investment objectives, make the principals particularly qualified to source, analyze and execute investment opportunities.

Investment Process.  Our Adviser maintains a rigorous and disciplined investment process, which initiates with the sourcing of a potential transaction. Upon receiving information on a potential transaction, the information is circulated amongst the principals and the investment professionals of our Adviser and discussed during weekly investment meetings. Upon determination that a potential target has investment merit, our Adviser will schedule a meeting with the management team, investment bank, or private equity sponsor.

Typically, after completing a preliminary analysis of the target’s information, the principals of our Adviser will decide whether to “Phase I” the deal for the Investment Committee. A Phase I consists of a situation overview, a company overview, key investment considerations, investment risks, information on the management team, financial data, a financial model and investment return information. If the Phase I memorandum is approved by our Adviser’s Investment Committee, a term sheet will be issued to the target company. Upon mutual acceptance of the term sheet, our Adviser will proceed with extensive due diligence and prepare a more substantive “Phase II” memorandum that is the basis for receiving a formal approval from our Adviser’s Investment Committee. The Phase II memorandum is a comprehensive document, typically 40 – 50 pages in length, which summarizes the results of our Adviser’s due diligence, investment thesis, investment risks and investment return projections. Investment Committee approval of the Phase II memorandum is required prior to issuing a commitment letter. Further, at least two principals of our Adviser will meet the target company’s management team prior to issuing a commitment letter. Additionally, updates are provided to the Investment Committee as to any material changes in the transaction, investment thesis, or any other relevant deal point, ensuring decisions are made utilizing the most current information.

Deal Analysis.  For each investment opportunity that includes a Phase II memorandum, our Adviser conducts rigorous in-house analytics, including a comprehensive analysis of market and operational dynamics as well as historical and projected financial information. Specific attention is given to management and sponsor experience and track record, industry dynamics, revenue growth drivers and valuations and general macroeconomic conditions. Additionally, background checks on company management teams are completed prior to an investment. Our Adviser, typically in conjunction with the control equity investor, often will engage a consultant to interview a range of key customers, suppliers, competitors and other parties deemed relevant to the ongoing performance of the target company. The consultant will typically prepare a report that generally includes a quality of earnings report, a market study and information technology and environmental assessments. Finally, in reviewing each anticipated investment, investment professionals of our Adviser will conduct visits to the target company’s headquarters and potentially auxiliary sites (e.g. factories, distribution centers, international locations).

Issuance of Formal Commitment.  Once we have determined that a potential transaction is suitable for investment, we work with the management and/or sponsor of the target company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure of the investment. We expect that approximately 2% to 4% of the investments initially reviewed by us eventually result in the issuance of formal commitments.

We expect our debt investments to typically have a term of five to seven years and bear interest at a fixed or floating rate. We expect the average investment holding period to be between three and five years, depending upon portfolio company objectives and conditions in the capital markets.

Ongoing Relationship with and Monitoring of Portfolio Companies.  Our Adviser employs rigorous portfolio monitoring of portfolio companies following an investment. The monitoring process is driven by frequent interaction and discussion with target company management, attending operating meetings and board of director meetings, interacting with industry experts and third party sources for market information and working with third-party consultants. Our Adviser works with management and other investors to develop and continually refine the company’s strategic plan as well as to monitor and evaluate the effects of macro-level industry factors. Additionally, our Adviser receives and analyzes monthly financial data and operating metrics and maintains an active database of historical company information. Finally, our Adviser performs regular detailed portfolio valuation analyses and monitors current and future liquidity needs and covenant compliance.

Managerial Assistance.  As a BDC, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our Adviser or an affiliate of our Adviser will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse our Adviser or an affiliate of our Adviser for its allocated costs in providing such assistance, subject to the review by our board of directors, including our independent directors.

SBIC License

We have applied for a license to form a small business investment company subsidiary, or SBIC subsidiary; however, the application is subject to approval by the SBA and we can make no assurances that the SBA will approve our application. The SBIC subsidiary would be allowed to issue SBA-guaranteed debentures up to a maximum of $150 million under current SBIC regulations, subject to required capitalization of the SBIC subsidiary and other requirements. SBA guaranteed debentures generally have longer maturities and lower interest rates than other forms of debt that may be available to us, and we believe therefore would represent an attractive source of debt capital. See “Risk Factors — Risks Relating to our Business and Structure — If we receive qualification from the SBA to be licensed as an SBIC but we are unable to comply with SBA regulations after the SBIC subsidiary is licensed as an SBIC, our business plan and investment objective could be adversely affected.”

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, other BDCs, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our qualification as a RIC.

We use the expertise of the investment professionals of our Adviser to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, the relationships of the investment professionals of our Adviser enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Employees

We do not have any direct employees, and our day-to-day investment operations are managed by our Adviser and each of our executive officers is an employee of the Adviser. To the extent necessary, our board of directors may hire additional personnel going forward. Our officers are employees of our Adviser and our allocable portion of the cost of our Chief Accounting Officer and Chief Compliance Officer and their respective staffs will be paid by us pursuant to the Investment Advisory Agreement.

Corporate Information

Our principal executive offices are located at 200 Park Avenue, 7th Floor, New York, New York 10166, and our telephone number is (212) 922-8240.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 200 Park Avenue, 7th Floor, New York, New York 10166. We believe that our office facilities are suitable and adequate for our business as we contemplate conducting it.

Legal Proceedings

The Company is not currently subject to any material legal proceedings nor, to its knowledge, is any material legal proceeding threatened against it. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of its rights under contracts with its portfolio companies.

Derivatives

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on our indebtedness. Such interest rate swaps would principally be used to protect us against higher costs on our indebtedness resulting from increases in both short-term and long-term interest rates.

We also may use various hedging and other risk management strategies to seek to manage various risks, including changes in currency exchange rates and market interest rates. Such hedging strategies would be utilized to seek to protect the value of our portfolio investments, for example, against possible adverse changes in the market value of securities held in our portfolio.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2016 for each of our portfolio companies. The general terms of our debt and equity investments are described in “Business —  Investments.” Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. Other than as indicated in the table below, we do not “control” and are not an “affiliate” of any of these portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.

Description	Industry	Type of Investment*	Percentage of Class Owned	Maturity	Cost(1)	Fair Value
A2Z Wireless Holdings, Inc.(3) 775 Prairie Center Drive, Suite 420 Eden Prairie, MN 55344	Telecommunications	Senior Secured First Lien (LIBOR + 9.00% with 1.00% floor)	—	1/15/2021	$14,478,750	$14,625,000
Alpine Waste(3) 7475 East 84th Avenue Commerce City, CO 80022	Waste Services	Senior Secured Second Lien (LIBOR + 9.0% Cash, 0.5% PIK with 1.0% Floor)	—	12/30/2020	11,131,777	11,131,777
Aphena Pharma Solutions(4) 1920 Fisk Rd Cookeville, TN 38506	Packaging	Senior Secured First Lien (8.50% Cash, 2.0% PIK)	—	3/3/2019	1,062,821	1,062,821
Battery Solutions, Inc. (7) 5900 Brighton Pines Ct. Howell, MI 48843	Environmental/ Recycling Services	Senior Subordinated Note (6% Cash, 8% PIK)	—	11/6/2021	2,173,133	2,173,133
		Class A Units(5)	21.20%	—	1,058,000	246,000
		Class E Units (8% PIK)	—	11/6/2021	3,740,193	3,740,193
Bioventus(3) 4721 Emporer Blvd, Suite 100 Durham, NC 27703	Healthcare: Orthopedic Products	Senior Secured Second Lien (LIBOR + 10.0% Cash with 1.0% Floor)	—	4/10/2020	11,842,149	12,000,000
Black Diamond Rentals Black Diamond Oilfield Lexington Avenue, 71st Floor New York, NY 10174	Oil & Gas Services	Senior Secured First Lien (12% Cash, 5.0% PIK)	—	7/9/2018	5,815,284	5,078,000
		Senior Subordinated Note (4% Cash)	—	7/8/2018	7,968,642	3,984,000
Conisus LLC(3) 1300 Parkwood Circle SE Suite 450A Atlanta, GA 30339	Healthcare Services	Senior Secured Second Lien (LIBOR + 8.75% Cash with 1.0% Floor)	—	6/23/2021	11,750,000	10,870,000
Dentistry For Children, Inc. 1350 Spring Street, NW, Suite 750 Atlanta, GA 30309	Healthcare Services	Class A-1 Units(5)	4.60%	—	2,203,001	3,533,000
Duke Finance, LLC(3) Suite 201 One Manhattanville Road Purchase, NY 10577	Industrial Manufacturing	Senior Secured Second Lien (LIBOR + 9.75% Cash with 1.0% Floor)	—	10/28/2022	6,701,862	6,720,000
FST Technical Services, LLC(6) 1698 S. 140th Pl. Gilbert, AZ 85295	Technology & Telecom	Senior Secured First Lien (12% Cash, 5% PIK)	—	11/18/2018	13,147,632	13,147,632
		Common Shares (9% PIK)	21.40%	—	1,806,542	666,995
Graco Supply Company 1001 Miller Avenue Fort Worth, Texas 76105	Aerospace	Senior Secured Second Lien (12% Cash)	—	3/17/2021	4,000,000	3,877,000
GST Autoleather 20 Oak Hollow Drive Suite 300 Southfield, MI 48033	Automotive	Senior Subordinated Note (11% Cash, 2.0% PIK)	—	1/11/2021	8,368,939	8,368,939
Healthcare Associates of Texas, LLC(2) 1110 Cottonwood Lane Suite L100 Irving, Texas 75038	Healthcare Services	Senior Secured Second Lien (12.25% Cash)	—	4/30/2022	8,500,000	8,500,000

Description	Industry	Type of Investment*	Percentage of Class Owned	Maturity	Cost(1)	Fair Value
IGT Holdings, Inc.(2)(3) c/o TRS Services, LLC 2105 Skinner Houston, Texas 77093	Industrial Services	Senior Secured First Lien (LIBOR + 8.75% cash, 1.5% PIK with 1.0% Floor)	—	12/10/2019	7,992,998	8,056,199
		Preferred Shares(5)	—	—	1,110,922	0
		Common Shares (11% PIK)	3.30%	—	44,000	0
		Preferred AA Shares(5)	—	—	270,733	270,733
Limbach Facility Services, LLC 175 Titus Ave., Suite 100 Warrington, PA 18976	Capital Equipment	Senior Subordinated Note (10% Cash, 3.0% PIK)		7/20/2022	12,824,415	13,078,000
LRI Holdings, Inc. 750 MD Route 3 South, Suite 19, Gambrills, MD 21054	Industrial Services	Senior Secured First Lien (LIBOR + 9.75% cash, with 0.5% Floor)		9/28/2021	17,820,000	18,000,000
		Preferred Stock	1.79%		1,000,000	1,000,000
Media Storm, LLC 99 Washington Street S. Norwalk, CT 06854	Media & Entertainment	Senior Subordinated Note (10% Cash)	—	8/28/2019	2,454,545	2,454,545
		Preferred Shares(5)	1.60%	—	2,346,964	250,000
Medsurant Holdings, LLC 5000 Legacy, Suite 494 Plano, Texas 75024	Healthcare Services	Senior Secured Second Lien (12.25% Cash)	—	6/18/2021	6,138,000	6,200,000
Metal Powder Products, LLC 16855 Southpark Drive, Suite 100 Westfield, Indiana 46074-9373	Industrial Manufacturing	Senior Subordinated Note (12.25% Cash, with 0.75% Floor)	—	11/5/2021	8,250,000	8,250,000
		Common Shares(5)	—	—	500,000	626,000
My Alarm Center, LLC 3803 West Chester Pike, Suite 100 Newton Square, PA 19073	Services: Consumer	Senior Subordinated Note (11% Cash, with 1.0% Floor)	—	7/9/2019	12,625,000	12,625,000
		Preferred Class A	—		0	284,589
Nation Safe Drivers 800 Yamato Road Boca Raton, FL 33431	Automotive	Senior Secured Second Lien (LIBOR + 8.0% with 2.0% Floor)	—	9/29/2020	11,721,154	11,838,330
NextCare Holdings, Inc. 1138 North Alma School Road, Suite 120 Mesa, AZ 85201	Healthcare Services	Senior Subordinated Note (10.0% Cash, 4.0% PIK)	—	12/31/2018	14,825,000	15,050,000
NTI Holdings, LLC(3) 1350 West Washington Street West Chicago, IL 60185	Telecommunications	Senior Secured First Lien (LIBOR + 8.0% with 1.0% Floor)	—	3/30/2021	11,672,327	11,685,000
		Common Shares(5)	—		403,030	780,000
		Warrants(5)	—		224,689	444,998
NWN Corporation(3) 271 Waverly Oaks Rd. Waltham, MA 02452	Technology and IT	Senior Secured First Lien (LIBOR + 9.0% with 1.0% Floor)	—	10/16/2020	4,142,089	4,226,622
Pharmalogic Holdings Corp. 1 South Ocean Blvd., Suite 206 Boca Raton, FL 33432	Healthcare Services	Senior Subordinated Note (12% Cash)	—	9/1/2021	19,000,000	19,000,000
QRC Holdings, LLC 1211 Central Park Blvd Fredericksburg, VA 22401	High Tech Industries	Senior Subordinated Note (12.25% Cash)	—	11/19/2021	10,000,000	10,000,000
Response Team Holdings LLC 850 W. Adams St. Chicago, IL 60607	Restoration Services	Preferred Shares (12% PIK) Warrants(5)	—	3/28/2019 —	3,204,126 —	3 —
Show Media, Inc. (7) 1100 Glendon Ave Los Angeles, CA 90024	Media & Entertainment	Senior Secured First Lien Note (5.5% Cash, 5.5% PIK)	—	8/10/2017	4,027,114	3,296,963
		Preferred Units(5)	18%	—	3,747,428	0
Southern Technical Institute, Inc.(3)(7) 1485 Florida Mall Ave. Orlando, FL 32809	Education	Senior Secured Second Lien (LIBOR + 8.0% cash, 1.0% PIK with 1.0% Floor)	—	12/2/2020	8,156,261	8,156,261
		Class A Units(5)	18.90%	—	2,167,000	915,015
		Preferred Shares (15.75% PIK)		—	4,292,897	4,403,897
		Warrants(5)	—	3/30/2026	221,266	135,000
Stancor, Inc.(3) 515 Fan Hill Road Monroe, CT 06468	Wholesale/Distribution	Senior Secured First Lien (LIBOR + 8.00% Cash with 0.75% Floor)	—	8/19/2019	5,090,909	5,090,909

Description	Industry	Type of Investment*	Percentage of Class Owned	Maturity	Cost(1)	Fair Value
Superior Controls, Inc.(2)(3) 135 Folly Mill Road PO Box 457 Seabrook, NH 03874	High Tech Industries	Senior Secured First Lien (LIBOR + 8.75% Cash with 1.00% Floor)	—	3/22/2021	10,000,000	10,000,000
		Preferred Shares(5)	—	—	400,000	507,000
Triton Technologies(4) 115 Plymouth Street Mansfield, MA 02048	Call Center Services	Senior Secured First Lien (8.50% Cash, 2.00% PIK)	—	10/23/2018	1,190,785	1,200,000
Tunnel Hill	Waste Management	Common Units	—		15,505,937	12,063,001
Wholesome Sweeteners, Inc. 8016 Highway 90A Sugar Land, TX	Food & Beverage	Common Shares(5)	5.10%	—	5,000,000	3,984,000
XGS Global Systems, LLC 1707 Mount Vernon Road, Suite C Atlanta, GA 30338	Transportation Logistics	Senior Secured First Lien (10.50% Cash, 2.00% PIK)	—	4/10/2020	5,539,277	2,352,000
		Warrants(5)	—	—	489,000	0
					330,146,591	305,948,555

*	All of our portfolio investments have been pledged as collateral under the Credit Facility with ING Capital LLC.
(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.
(2)	The investment has an unfunded commitment to extend credit or provide financing as of June 30, 2016, which requires us to fund an investment when requested by the portfolio company in accordance with the terms of the underlying investment agreement. The unfunded portion of a commitment to a portfolio company is excluded from the presentation because it does not represent as asset of ours until we fund it.
(3)	The principal balance outstanding for all floating rate loans is indexed to LIBOR or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.
(4)	The investments are portfolio companies of Enhanced Equity Fund, L.P. (“EEF”). EEF has guaranteed the portfolio company’s obligations to the company pursuant to this investment.
(5)	Non-income producing security.
(6)	These portfolio companies are controlled and affiliated portfolio companies.
(7)	These portfolio companies are non-controlled and affiliated portfolio companies.

Set forth below is a brief description of each portfolio company representing greater than 5% of the fair value of our portfolio as of September 30, 2016:

LRI Holdings, Inc., founded in 1991, Lighting Retrofit International, LLC (“LRI”) is the leading provider of lighting and water building efficiency services to government, institutional, and commercial customers. LRI is based in Gambrills, MD.

PharmaLogic Holdings Corp., founded in 1993 and headquartered in Boca Raton, FL, is a provider of outsourced radiopharmaceuticals products used by hospitals for medical imaging (i.e. heart, liver, brain, and lung scans). The Company currently operates 12 pharmacies in secondary markets across 10 states. The Company serves +200 hospitals and clinics.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of September 30, 2016, December 31, 2015 and December 31, 2014. The information as of September 30, 2016 has been derived from our unaudited consolidated financial statements. The information as of December 31, 2015 and December 31, 2014 has been derived from our audited consolidated financial statements included herein. “Management’s Discussion and Analysis of Financial Condition and Results of Operations —  Results of Operations” for more detailed information regarding the senior securities.

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)

Class and Year
Credit Facility
2016 (through September 30, 2016) (unaudited)	$70,872,238	$2,467.03	N/A
2015	$63,504,738	$2,884.28	N/A
2014	$62,499,154	$4,215.87	N/A
Alcentra Capital Internotes®
2016 (through September 30, 2016) (unaudited)	$55,000,000	$2,467.03	N/A
2015	$40,000,000	$2,884.28	N/A

(1)	Total amount of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	Not applicable because senior securities are not registered for public trading.

MANAGEMENT

Board of Directors and Executive Officers

Our business and affairs are managed under the direction of our board of directors. The board of directors consists of six members, four of whom are not “interested persons” of our Adviser or its affiliates, as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” The board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of the board of directors include oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities.

Board of Directors

We have adopted provisions in our articles of incorporation that divide our board of directors into three classes. At each annual meeting, directors will be elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Term Expires
Interested Directors
Paul J. Echausse	55	President and Chief Executive Officer	2013	2017
Paul Hatfield	55	Chairman of the Board	2013	2019
Independent Directors
T. Ulrich Brechbühl	52	Director	2014	2018
Edward Grebow	67	Director	2016	2018
Douglas J. Greenlaw	71	Director	2014	2019
Rudolph L. Hertlein	76	Director	2014	2017
Steven H. Reiff	64	Director	2017	2017

The address for each of our directors is c/o Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Steven Levinson	51	Chief Compliance Officer
Ellida McMillan	48	Chief Accounting Officer, Treasurer and Secretary
David Scopelliti	51	Senior Vice President

The address for each of our executive officers is c/o Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.

Biographical Information

The board of directors considers whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors also considers whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

T. Ulrich Brechbühl.  Mr. Brechbühl previously served as the President of Appenzeller Point LLC, a family investment management business from December 2013 through January 2016. Mr. Brechbühl previously served as both the Executive Vice President for Emdeon’s provider business as well as the Chief Executive Officer of Chamberlin Edmonds and Associates Inc. (CEA), an Emdeon Company. Mr. Brechbühl joined CEA in 2004 as the company’s COO. Shortly thereafter he became the President and Chief Executive Officer of CEA and was appointed to the board. In 2010 he joined the Emdeon executive team upon the sale of CEA to Emdeon. Prior to joining CEA, Mr. Brechbühl served as a director and as the Chief Executive Officer and Chief Financial Officer of MigraTEC, Inc., a publicly traded software business. He joined MigraTEC in 2000 as the Chief Financial Officer and was soon elected to the board and promoted to Chief Executive Officer, serving in those capacities until the end of 2003. From 1998 to 2000, Mr. Brechbühl was a founder and the Chief Financial Officer of Thayer Aerospace, a provider of structural components to the aerospace and defense industries. Mr. Brechbühl previously served as a Manager of Bain & Company from 1994 to 1998, during which time he led teams in a variety of assignments in high tech, aerospace and defense, and construction. Mr. Brechbühl is a graduate with distinction from the United States Military Academy at West Point and received an M.B.A. from Harvard Business School.

We believe Mr. Brechbühl’s extensive finance and corporate leadership experience bring important and valuable skills to the Board.

Edward Grebow.  Mr. Grebow has served as a director and chairman of the audit committee of the board of directors of Diamond Offshore Drilling, Inc. (NYSE: DO) since July 2008. Mr. Grebow has also served as Managing Director of Morgan Joseph TriArtisan LLC, an investment and merchant bank, since November 2013. He served as President and Chief Executive Officer of Amalgamated Bank, a commercial bank, from April 2011 to November 2013. Mr. Grebow also served as managing director of J.C. Flowers & Co. LLC, a private equity firm with a focus on financial services companies, from 2007 to March 2011, a director of Saddle River Valley Bank from 2010 to 2011 and a director of Flowers National Bank from 2008 to 2011. Mr. Grebow served as President of ULLICO Inc., an insurance and financial services firm, from 2003 to 2006.

We believe Mr. Grebow’s broad experience in commercial and investment banking, private equity, insurance and financial services enables him to provide the Board valuable insight and the benefit of his extensive knowledge of and background in financial services, investment and management.

Douglas J. Greenlaw.  Mr. Greenlaw currently serves as Chairman of Community Journals, LLC, a community newspaper, and has since 1999. Mr. Greenlaw also currently serves as Chief Executive Officer of OneMinuteNews.com, an internet news company, and has since 2010. Mr. Greenlaw previously served as the Chairman and Chief Executive Officer of Greenlaw-Marshall Communications, a company that operates small market television companies utilizing digital spectrum and the internet to enhance profitability, from 2007 to 2014. Mr. Greenlaw also previously served as the Chief Executive Officer and a Director of Switchboard, Inc. from 1999 until 2004, during which time he led the company’s post-IPO turn-around during the tech crash and eventual sale to InfoSpace. From 1994 until 1997, Mr. Greenlaw served as President and Chief Operating Officer of Multimedia, Inc., during which time he led all divisions of the public broadcast, print, cable, and entertainment media company. Mr. Greenlaw also served as Chief Executive Officer of the Venture Division of Whittle Communications from 1991 until 1994 and also previously served as President of Advertising and Marketing at MTV Network from 1986 until 1991. Mr. Greenlaw received a B.S. from Indiana University, and is a former U.S. Army Company Commander, receiving two Purple Hearts, One Silver Star and 2 Bronze Stars for valor in combat in Vietnam.

We believe that Mr. Greenlaw’s depth of experience in corporate managerial positions brings important and valuable skills to the Board.

Rudolph L. Hertlein, CPA.  Mr. Hertlein is currently the Managing Director of Hertlein & Associates LLC, which provides consulting services to small businesses. He has over 45 years of experience in accounting and auditing, including the financial services industry and an understanding of the complex accounting matters for financial service companies. Mr. Hertlein served as a Senior Vice President, Corporate Development — Viacom Inc. from 1994 until 2000. He previously served as Senior Vice President and

Controller of Paramount Communications Inc. from 1993 until 1994, during which time as chief accounting officer was responsible for SEC financial reporting for the company. Mr. Hertlein previously served as a Director of Rogar Studios Inc., a creative programming company, from 2004 until 2009. He currently serves as an Independent Director, and Chairman of the board of directors of CPA.COM (formerly known as CPA2BIZ.com), a for profit subsidiary of the AICPA that offers web-based technology solutions to financial professionals, and has served in this position since 2001. Since 2011, Mr. Hertlein has also served as an Independent Director and Chair of the Audit Committee of Abacus Federal Savings Bank, a full service bank. Mr. Hertlein received a B.B.A. from St. John’s University and is a licensed CPA in the state of New York since 1968.

We believe that Mr. Hertlein’s extensive experience in accounting and auditing, corporate governance, and leadership brings important and valuable skills to the Board.

Steven Reiff.  Mr. Reiff is President and CEO of Beechmax, Inc. and Comax Partners, Limited Partnership, a Pittsburgh, PA family office, a position he assumed in May 2014. Mr. Reiff was previously the National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Private Wealth Management. In this role, he oversaw design of the investment architecture, product strategy, product development and investment advisory functions of the organization. Mr. Reiff served on the majority of the investment committees which were responsible for strategy, asset allocation and investment solutions for all clients. Before joining BNY Mellon, Mr. Reiff was a managing partner of Bank One’s Investor Advisors’ Wealth Management business. Earlier in his career, he assisted clients in their investments in alternative strategies and alternative asset classes including venture capital and hedge funds. Mr. Reiff’s banking experience includes middle market bank lending; private placements of debt and equity for middle market companies; and three years of international banking based in Europe. Prior to his career in banking, Steven held positions in strategic planning and sales management in the information services business of IBM’s and Control Data Corporation’s Service Bureau Company.

We believe Mr. Reiff’s extensive investment management experience bring important and valuable skills to the Board.

Interested Directors

Paul J. Echausse.  Mr. Echausse has served as our President and Chief Executive Officer and a member of the Board since our inception and has served as Managing Director and Head of U.S. Mezzanine Investments at Alcentra NY since 2007. Mr. Echausse serves on the Investment Committee of BNY Mellon Private Equity and European Direct Lending. Mr. Echausse is responsible for the overall management and direction of our investment operations, including transaction sourcing, deal execution and the monitoring of our portfolio companies. Mr. Echausse brings more than 20 years of leveraged finance experience to the origination and management of the Alcentra Middle Market’s investment portfolios. Prior to joining BNY Capital Markets, Inc., a predecessor of BNY Mellon Capital Markets, LLC, in 1998, Paul was President of Kisco Capital Corporation, the growth capital SBIC affiliate of Kohlberg & Co. L.L.C. Previously, he was Chief Operating Officer of IBJS Capital Corporation, the junior capital investment affiliate of IBJ Schroder Bank. Prior to IBJ Schroder Bank, Mr. Echausse was the Assistant Division Head of Southeast Banking for the Bank of New York. Mr. Echausse previously served as President of the Northeast Regional Association of Small Business Investment Companies and on the national board of the National Association of Small Business Investment Companies. Mr. Echausse serves on the board of directors of DRC Emergency Services, LLC, FST Technical Services, LLC, Grindmaster Cecilware Corporation, EB Brands, Emerald Waste and Our Lady of Mercy Academy in Syosset, NY. Mr. Echausse received a B.S. from Fordham University (magna cum laude, Phi Beta Kappa), an M.B.A. from New York University and a J.D. from Fordham Law School and is a member of the New York State Bar.

We believe Mr. Echausse’s extensive leveraged finance experience, especially in connection with originating and managing investments for funds managed by the Adviser, bring important and valuable skills to our board of directors.

Paul Hatfield.  Mr. Hatfield has been Chairman of the Board since March 2014 and a director since June 2013 and has been a member of the board of directors of Alcentra NY since July 2008. Mr. Hatfield presently serves as Global Chief Investment Officer of Alcentra NY and Alcentra Ltd. and previously served as President and Chief Investment Officer of Alcentra NY from July 2008 through 2014. From 2003 until July 2008 Mr. Hatfield was the senior portfolio manager for European CLOs at Alcentra Ltd. From April 2002 to March 2003, Mr. Hatfield was a senior analyst for the CDO operations of Intermediate Capital Group, where he covered building products and construction, aerospace and consumer credits. Between 1995 and 2001, Mr. Hatfield worked at Deutsche Bank in London for the Leveraged Finance Group. In 1998, while at Deutsche Bank, Mr. Hatfield worked in New York where he supervised Leveraged Finance and the telecom division. Before joining Deutsche Bank, Mr. Hatfield originated a portfolio of mezzanine and development capital loans at FennoScandia Bank. He originally trained as a chartered accountant in the audit division of Arthur Andersen. Mr. Hatfield received a B.A. (Honors) in Economics from Cambridge University.

We believe Mr. Hatfield’s extensive experience in leveraged finance and as a portfolio manager for funds managed by Alcentra Ltd., bring important and valuable skills to the Board.

Executive Officers Who Are Not Directors

Steven Levinson.  Mr. Levinson has served as our Chief Compliance Officer since March 2014. Mr. Levinson has served as Chief Compliance Officer for Alcentra NY since October 2011. Prior to joining Alcentra NY, Mr. Levinson served as Director of Compliance at Stone Tower Capital from May 2008 to October 2011. From March 2003 to December 2006, Mr. Levinson was the Chief Audit Executive at IDT Corporation. He began his career at Price Waterhouse and spent fourteen years in the Internal Audit departments of major financial institutions. Mr. Levinson received a B.A. in Accounting and Economics from Queens College of the City University of New York and an M.B.A. with a concentration in Financial Management from Pace University.

Ellida McMillan.  Ms. McMillan has served as our Chief Accounting Officer, Treasurer and Secretary since November 2013. Prior to joining Alcentra, Ms. McMillan served as a CPA/Partner consultant with Tatum US, a financial and technology consulting and advisory firm. Prior to joining Tatum US, from January 2007 through March 2012, Ms. McMillan owned McMillan Consulting, which provided management and financial consulting for small to medium sized businesses, including advising on accounting, financial reporting and analysis, and other financial matters. Previously, Ms. McMillan was a corporate controller at KBC Financial Holdings, a subsidiary of KBC Financial Products UK Ltd, which engaged in the sales, structuring and risk management of equity linked and equity derivatives instruments, from 2000 until 2004. Prior to KBC, Ellida was an associated director of Fixed Income Derivatives at Bear Stearns & Co. from 1999 until 2000. Ellida began her career as an auditor at Arthur Andersen in the financial service sector. Ellida holds a B.S. from Fairfield University and is a licensed CPA.

David Scopelliti.  Mr. Scopelliti has served as our Senior Vice President since March 2015 and Senior Vice President of Alcentra NY since July 2014. Since 2004, Mr. Scopelliti has also served as a Director of Student Transportation Inc. (Nasdaq: STB). From June 2007 to June 2014, Mr. Scopelliti was a Principal at GarMark where he focused on investing subordinated debt and equity in middle market companies. Prior to joining GarMark, Mr. Scopelliti served as the Managing Director with Pacific Corporate Group, an alternative asset investment and consulting firm, responsible for discretionary and non-discretionary private investment programs for corporate and governmental entities. Prior to that, Mr. Scopelliti was Head of Private equity for the Connecticut Retirement Plans and Trust Funds. In that role, he was responsible for restructuring, restarting and managing its $4 billion global private equity program. He was also previously head of ING Capital’s Merchant Banking Group in New York investing debt and equity capital into middle-market companies for acquisitions, growth and recapitalizations with a focus on transportation, homeland security, consumer and environmental services. Mr. Scopelliti serves as a Director of Athena Wellness Brands and from April 2008 to July 2013, Mr. Scopelliti served as a Director of Nudo Products Inc.

Board Leadership Structure

The Board does not have a lead independent director. We are aware of the potential conflicts that may arise when an interested director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an audit committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

The Board believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, the Board believes that the relationship of Mr. Hatfield with the Adviser provides an effective bridge between the Board and management, and encourages an open dialogue between management and the Board, ensuring that these groups act with a common purpose. The Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our management, the Adviser and the Board.

Board’s Role In Risk Oversight

Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

Corporate Governance

Committees of the Board

The Board and each of the committees of the Board met 5 times during the fiscal year 2016. Each director attended at least 75% of the total number of meetings of the Board except for Mr. Hatfield, who attended 40% of the meetings and Mr. Hertlein who attended 20% of the board meetings and 25% of the all committee meetings and the committees on which the director served that were held while the director was a member. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders. All of our directors attended our 2016 annual meeting of stockholders except for Mr. Hertlein. The Board has established an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below.

Audit Committee

The members of the Audit Committee are Messrs. Brechbühl, Grebow, Greenlaw and Hertlein, each of whom meets the independence standards established by the SEC and the Nasdaq Listing Rules and is independent for purposes of the 1940 Act. Mr. Grebow serves as chairman of the Audit Committee. The Board has determined that each of Messrs. Brechbühl, Grebow and Hertlein is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and the Audit Committee utilizes the services of an independent valuation firm to help them determine the fair value of these securities. The Audit Committee met 4 times during the 2016 fiscal year.

Compensation Committee

The members of the Compensation Committee are Messrs. Brechbühl, Grebow, Greenlaw and Hertlein, each of whom is independent for purposes of the 1940 Act and the Nasdaq Listing Rules. Mr. Brechbühl

serves as chairman of the Compensation Committee. The Compensation Committee is responsible for overseeing our compensation policies generally and making recommendations to the Board with respect to our incentive compensation and equity-based plans that are subject to board approval, evaluating executive officer performance, overseeing and setting compensation for our directors and, as applicable, our executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in our annual proxy statement. Currently, none of our executive officers is compensated by us and as such the Compensation Committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

The Compensation Committee has the sole authority to retain and terminate any compensation consultant assisting the Compensation Committee, including sole authority to approve all such compensation consultants’ fees and other retention terms. The Compensation Committee may delegate its authority to subcommittees or the chairman of the compensation committee when it deems appropriate and in our best interests. The Compensation Committee met 4 times during the 2016 fiscal year.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Brechbühl, Grebow, Greenlaw and Hertlein, each of whom is independent for purposes of the 1940 Act and the Nasdaq Listing Rules. Mr. Greenlaw serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

The Nominating and Corporate Governance Committee will consider nominees to the Board recommended by a stockholder if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements or any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the committee considers such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the Board’s annual-self assessment, the members of the nominating and corporate governance committee will evaluate the membership of the Board and whether the Board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee met 4 times during the 2016 fiscal year.

Corporate Governance Documents

We maintain a corporate governance webpage at the “Investor Relations” link at www.alcentracapital.com.

Our Code of Business Conduct and Board committee charters are available at our corporate governance webpage at www.alcentracapital.com and are also available to any stockholder who requests them by writing to our Secretary, Ellida McMillan, at Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.

Director Independence

In accordance with the rules of Nasdaq, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the Nasdaq Listing Rules. Section 5605 provides that a director of a business development company (a “BDC”) shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company or the Adviser.

The Board has determined that each of the directors is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Echausse and Hatfield, who are interested persons of the Company due to their positions as officers of the Company and officers of the Adviser.

Annual Evaluation

Our directors perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation includes Board and Board committee discussion.

Communication with the Board

We believe that communications between the Board, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations department at (212) 922-8240. However, if stockholders believe that their questions have not been addressed, they may communicate with the Board by sending their communications to Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, Attn.: Board of Directors. All stockholder communications received in this manner will be delivered to one or more members of the Board.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to the Audit Committee.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Business Conduct

Our code of business conduct, which applies to directors and executive officers of the Company, requires that directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of business conduct, which is available on our website under the “Investor Relations” link at www.alcentracapital.com, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Audit Committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are independent directors and none of the members is a present or past employees of the Company. No member of the Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.

Transactions with Related Persons

We have entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the Advisory Agreement, we have agreed to pay to the Adviser a base management fee and an incentive fee. We paid the Adviser $5,070,405 for the nine months ended September 30, 2016 for base management fees and incentive fees. Pursuant to the Advisory Agreement, we also pay our allocable portion of the cost of compenstion for our Chief Compliance Officer and Chief Accounting Officer and their respective staffs. We paid the Adviser $134,765 for the nine months ended September 30, 2016 for our allocable portion of such costs. Messrs. Echausse and Hatfield is an interested member of the Board and has a direct or indirect pecuniary interest in the Adviser.

We have entered into agreements with the Adviser, in which our senior management and members of the Adviser’s investment committee have indirect ownership and other financial interests. The Adviser may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by the Adviser or any of its affiliates for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal investment allocation policies, (b) the requirements of the Advisers Act, and (c) certain restrictions under the 1940 Act regarding co-investments with affiliates.

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates unless we receive an order from the SEC permitting us to do so. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to these kinds of co-investments, the Adviser will determine whether these kinds of potential negotiated investments are more appropriate for us or for one of the funds managed by the Adviser or its affiliates and which entity will proceed with the investment. We generally will not make an investment in any company in which any fund managed by the Adviser holds an investment in a different class of such company’s debt or equity securities or obligations unless we also acquire or own the same class of such company’s debt or equity securities as such fund managed by the Adviser or the Adviser determines that (a) the investment is in our best interests and (b)(i) the possibility of a conflict between the interests of such different classes is remote, (ii) either the potential investment by us or the investment of such other fund managed by the Adviser is not large enough to control any actions taken by the collective holders of securities of such company, or (iii) in light of the particular circumstances, the Adviser believes such investment is appropriate for us, notwithstanding the potential for conflict.

Review, Approval or Ratification of Transactions with Related Person

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the 1940 Act restricts the Company from participating in certain transactions with certain persons affiliated with the Company, including our officers, directors, and employees and any person controlling or under common control with us.

In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with the Company, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, the Company, companies controlled by us and our employees and directors.

The Company will not enter into any transactions unless and until we are satisfied that the transaction is not prohibited by the 1940 Act or, if such prohibitions exist, the Company has taken appropriate actions to seek Board review and approval or exemptive relief from the SEC for such transaction.

Compensation of Directors

The following table shows information regarding the compensation received by our independent directors for the fiscal year ended December 31, 2015. No compensation is paid to directors who are “interested persons” for their service as directors.

Name	Aggregate Cash Compensation from Alcentra Capital Corporation(1)	Total Compensation from Alcentra Capital Corporation Paid to Director(2)
Interested Directors
Paul J. Echausse	$—	$—
Paul Hatfield	$—	$—
Independent Directors
T. Ulrich Brechbühl	$71,500	$71,500
Edward Grebow(3)	—	—
Douglas J. Greenlaw	$69,000	$69,000
Rudolph L. Hertlein	$75,500	$75,500

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	Edward Grebow was appointed to the Board on March 7, 2016 and therefore did not receive compensation during the fiscal year ended December 31, 2015.

Our independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person each Board meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairmen of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee receive an annual fee of $10,000, $5,000 and $5,000, respectively. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of our principal financial officer and Chief Compliance Officer and their respective staffs is paid by the Adviser, subject to reimbursement by us of the allocable portion of such compensation for services rendered by them to us.

PORTFOLIO MANAGEMENT

Each investment opportunity requires the unanimous approval of our Adviser’s Investment Committee, which is comprised of Messrs. Echausse, Hatfield, Bannon, Scopelliti, Krmpotic and Ms. McMillan. Follow-on investments in existing portfolio companies requires the Investment Committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Investment Committee. The day-to-day management of investments approved by the Investment Committee are overseen by our Adviser’s Investment Committee.

Each of Messrs. Echausse, Hatfield, Bannon, Scopelliti, Krmpotic and Ms. McMillan has an indirect ownership and financial interests in, and may receive compensation and/or profit distributions from, our Adviser. None of Messrs. Echausse, Hatfield, Bannon, Scopelliti and Krmpotic and Ms. McMillan receives any direct compensation from us.

Investment Committee

Our Adviser’s Investment Committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by our Adviser on our behalf. In addition, the Investment Committee reviews and determine by unanimous vote whether to make prospective investments identified by our Adviser and monitor the performance of our investment portfolio.

The members of our Adviser’s Investment Committee receive compensation by our Adviser that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee or carried interest earned in connection with their services.

Biographical information for Messrs. Echausse, Hatfield and Scopelliti and Ms. McMillan may be found at “Management —  Biographical Information.” Biographical information for Messr. Bannon and Krmpotic is as follows:

Kevin Bannon.  Mr. Bannon currently serves as a member of the investment committee of our Adviser. From April 2008 to June 2015, Mr. Bannon was a Managing Director of Highmount Capital, a $2 billion wealth management firm with offices in New York, Boston, and Amsterdam. He served as Chief Investment Officer and Chairman of the firm’s Investment Policy Committee and was actively involved in expanding Highmount’s capabilities in the alternative investments area. Mr. Bannon retired from The Bank of New York Mellon Corporation in 2007 after a 28 year career, serving as the Bank’s Chief Investment Officer from 1993 – 2007. In this role, he was responsible for establishing the investment framework for managing assets in excess of $100 billion for institutional and private clients. He was BNY Mellon’s chief spokesperson on economic and financial market issues and appeared regularly in the financial media. He began his career in 1974 at U.S. Trust. Mr. Bannon is a Director of the Prudential Retail Mutual Funds, Prudential’s closed-end funds, and Urstadt Biddle Properties. He serves on the Boards of the Boys and Girls Clubs of Northern Westchester, the Kensico Cemetery and the Hundred Year Association of New York. He has previously served on the Boards of Shorewood Packaging Corp., Regis High School and the Lyndhurst Council of the National Trust for Historic Preservation. He represented BNY Mellon on the Board of the W.K. Kellogg Foundation Trust and was the President of the BNY Hamilton Funds, the Bank’s proprietary mutual fund family, and BNY Private Investment Management, Inc., overseeing the Bank’s BNY Partners Funds for alternative investments. Mr. Bannon received a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. in Finance from the Stern School of New York University. He holds a Chartered Financial Analyst designation.

Branko Krmpotic.  Mr. Krmpotic serves as a member of the investment committee of our Adviser and leads the team responsible for new deal due diligence, legal documentation and portfolio management. Prior to joining Alcentra, Mr. Krmpotic was a senior analyst at Raven Asset Management, a credit hedge fund focused on a wide variety of credit investments. Mr. Krmpotic also previously structured private investments and loans at GSO Capital Partners (now owned by Blackstone) and before that at Technology Investment Capital Corp. (NASDAQ:TICC). Mr. Krmpotic was a founding member, along with Paul Echausse, of Alcentra Middle Market at BNY Mellon. Mr. Krmpotic received his M.B.A. from Baruch College – CUNY where he received the Vincent De Lorenzo award for scholastic excellence. He received undergraduate degrees from New York University and University of Belgrade, Serbia.

The following table sets out the dollar range of our equity securities beneficially owned by each of our portfolio managers as of March 2, 2017.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)(2)(3)
Paul J. Echausse	$500,001 – $1,000,000
Paul Hatfield	$50,001 – $100,000
Kevin Bannon	$100,001 – $500,000
David Scopelliti	$50,001 – $100,000
Ellida McMillan	$10,001 – $50,000
Branko Krmpotic	$10,001 – $50,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of equity securities beneficially owned is based on the closing price of our common stock of $12.53 per share on March 2, 2017 on the Nasdaq Global Select Market.

MANAGEMENT AGREEMENTS

Alcentra NY serves as our investment adviser and is registered as an investment adviser under the Advisers Act.

Investment Advisory Agreement

Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, our Adviser manages our day-to-day operations and provide investment advisory services to us. Under the terms of the Investment Advisory Agreement, our Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make;
•	executes, closes, services and monitors the investments we make;
•	determines the securities and other assets that we purchase, retain or sell;
•	performs due diligence on prospective portfolio companies; and
•	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Pursuant to the Investment Advisory Agreement, we have agreed to pay our Adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee will ultimately be borne by our stockholders. Our Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, for the remainder of the quarter in which the IPO is completed and the subsequent four quarters to the extent required in order for the Company to earn a quarterly net investment income to maintain a targeted dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis).

Management Fee

The base management fee is calculated at an annual rate as follows: 1.75% of our gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), if our gross assets are below $625 million; 1.625% of our total gross assets if our gross assets are between $625 million and $750 million; and 1.5% of our total gross assets if our assets are greater than $750 million. These various management fee percentages (i.e. 1.75%, 1.625% and 1.5%) would apply to our entire gross assets in the event our gross assets exceed the various gross asset thresholds. For example, if our gross assets were $800 million, we would pay the Adviser a management fee of 1.5% on the entire $800 million of gross assets. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will equal their current market value, not their notional value, will be included in our calculation of gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets, excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), at the end of the two most recently completed calendar quarters. Base management fees for any partial month or quarter will be appropriately pro-rated.

Incentive Fee

We pay our Adviser an incentive fee. Incentive fees are calculated as below and payable quarterly in arrears. The incentive fee, which provides the Adviser with a share of the income that it generates for us, has two components, ordinary income and capital gains, calculated as follows:

The ordinary income component is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter, subject to a total return requirement and deferral of non-cash amounts, and is 20.0% of the amount, if any, by which our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter, exceeds a 2.0% hurdle rate or preferred return and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our Adviser receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate or preferred return of 2.0%, but then receives, as a “catch-up,” 50% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate or preferred return but is less than 2.5%. The Adviser receives 20% of our pre-incentive fee net investment income, if any, that exceeds 2.5%. For this purpose, pre-incentive fee net investment income means interest income (including on our investments in U.S. Treasury Bills), dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, administrative expenses payable under the Investment Advisory Agreement, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income excludes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income until we have received such income in cash.

The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of Alcentra Capital’s pre-incentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation of Alcentra Capital for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) is paid to the Adviser, without any interest thereon, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such accounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possible elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate or preferred return from quarter to quarter, and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle, and there is no delay of payment if prior quarters are below the quarterly hurdle.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss, subject to the total return requirement and deferral of non-cash amounts. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, or preferred return we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-incentive Fee Net Investment Income
Allocated to Income-Related Portion of Incentive Fee

The capital gains component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and is equal to 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee:

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate or preferred return(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses) = 0.6125%

Pre-incentive fee net investment income does not exceed hurdle rate or preferred return, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%
Hurdle rate or preferred return(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses) = 2.2625%

Incentive fee	= 50% × Pre-incentive fee net investment income (subject to “catch-up”)(4) = 50% × (2.2625% – 2.0%) = 0.13125%

Pre-incentive fee net investment income exceeds the hurdle rate or preferred return, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2625%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate or preferred return(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses) = 2.8625%

Incentive fee	= 50% × Pre-incentive fee net investment income (subject to “catch-up”)(4)
Incentive fee	= 50% × “catch-up” + (20% × (Pre-Incentive Fee Net Investment Income – 2.5%))
“Catch-up”	= 2.5% – 2.0% = 0.5%
Incentive fee	= (50% × 0.5%) + (20% × (2.8625% – 2.5%)) = 0.25% + (20% × 0.3625%) = 0.25% + 0.0725% = 0.3225%

Pre-incentive fee net investment income exceeds the hurdle rate or preferred return and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.5725%.

(1)	Represents 8.0% annualized hurdle rate or preferred return.
(2)	Represents 1.75% annualized base management fee. For purposes of these examples, we have assumed the maximum amount of Base Management Fees that may be paid, or 1.75% of our gross assets.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our Adviser with an incentive fee of 20% on all pre-incentive fee net investment income as if a hurdle rate or preferred return did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1: $2.0 million investment made in Company A (“Investment A”), and $3.0 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $5.0 million and fair market value (“FMV”) of Investment B determined to be $3.5 million

Year 3: FMV of Investment B determined to be $2.0 million

Year 4: Investment B sold for $3.25 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $0.6 million — ($3.0 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None — $0.4 million (20% multiplied by ($3.0 million cumulative capital gains less $1.0 million cumulative capital depreciation)) less $0.6 million (previous capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $50,000 — $0.65 million ($3.25 million cumulative realized capital gains multiplied by 20%) less $0.6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1: $2.0 million investment made in Company A (“Investment A”), $5.25 million investment made in Company B (“Investment B”) and $4.5 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $4.5 million, FMV of Investment B determined to be $4.75 million and FMV of Investment C determined to be $4.5 million

Year 3: FMV of Investment B determined to be $5.0 million and Investment C sold for $5.5 million

Year 4: FMV of Investment B determined to be $6.0 million

Year 5: Investment B sold for $4.0 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $0.4 million capital gains incentive fee — 20% multiplied by $2.0 million ($2.5 million realized capital gains on Investment A less $0.5 million unrealized capital depreciation on Investment B)

Year 3: $0.25 million capital gains incentive fee(1) — $0.65 million (20% multiplied by $3.25 million ($3.5 million cumulative realized capital gains less $0.25 million unrealized capital depreciation)) less $0.4 million capital gains incentive fee received in Year 2

Year 4: $0.05 million capital gains incentive fee — $0.7 million ($3.50 million cumulative realized capital gains multiplied by 20%) less $0.65 million cumulative capital gains incentive fee paid in Year 2 and Year 3

Year 5: None — $0.45 million (20% multiplied by $2.25 million (cumulative realized capital gains of $3.5 million less realized capital losses of $1.25 million)) less $0.7 million cumulative capital gains incentive fee paid in Year 2, Year 3 and Year 4(2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.
(1)	As illustrated in Year 3 of Alternative 1 above, if a portfolio company were to be wound up on a date other than its fiscal year end of any year, it may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if such portfolio company had been wound up on its fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by our Adviser ($0.70 million) is effectively greater than $0.45 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($2.25 million)).

Payment of Our Expenses

All investment professionals of our Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by our Adviser and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	organization and offering expenses;
•	the investigation and monitoring of our investments;
•	the cost of calculating our net asset value;
•	management and incentive fees payable pursuant to the Investment Advisory Agreement;
•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);
•	transfer agent and custodial fees;

•	federal and state registration fees;
•	any exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	costs of proxy statements, stockholders’ reports and notices;
•	costs of preparing government filings, including periodic and current reports with the SEC;
•	fidelity bond, liability insurance and other insurance premiums; and
•	printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our Adviser or us in connection with administering our business, including the compensation of our Chief Accounting Officer and Chief Compliance Officer, and their respective staffs, that will be based upon our allocable portion of overhead and other expenses incurred by our Adviser in performing its obligations under the Investment Advisory Agreement.

Administrative Services

Under the Investment Advisory Agreement, our Adviser furnishes us with office facilities and equipment and provides us with clerical, recordkeeping and other administrative services at such facilities. Under the Investment Advisory Agreement, our Adviser also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance.

Payments under the Investment Advisory Agreement are equal to an amount based upon our allocable portion (subject to the review of our board of directors) of our Adviser’s overhead in performing its obligations under the Investment Advisory Agreement, including rent and the fees and expenses associated with performing compliance functions. In addition, if requested to provide significant managerial assistance to our portfolio companies, our Adviser will be paid an additional amount based on the services provided, which shall not exceed the amount we receive from such portfolio companies for providing this assistance.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by our Adviser and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon 60 days’ written notice. See “Risk Factors — Risks Relating to our Business and Structure — We are dependent upon key personnel of our Adviser and the Alcentra Group for our future success. If our Adviser or the Alcentra Group were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement, our Adviser and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Board Approval of the Investment Advisory Agreement

Our board of directors initially approved the Investment Advisory Agreement at an in-person meeting of the board of directors held on March 6, 2014. At an in-person meeting of the board of directors held on March 25, 2016, the board of directors re-approved the Investment Advisory Agreement for a one-year term.

In approving the renewal of the investment advisory agreement, our board of directors, including a majority of our non-interested directors, made the following determinations:

•	Nature, extent and quality of services. Our board of directors received and considered information regarding the nature, extent and quality of the investment selection process employed by Alcentra NY. Our board of directors also considered the backgrounds and responsibilities of Alcentra NY’s senior personnel and their qualifications and experience in connection with the types of investments made by us, as well as Alcentra NY’s financial resources. Our board of directors determined that the nature, extent and quality of the services provided or to be provided by Alcentra NY supported the renewal of the investment advisory agreement.
•	Investment Performance. Our board of directors considered the investment performance of Alcentra NY, as well as comparative data with respect to the investment performance of other externally-managed business development companies. Our board of directors considered, among other things, the performance of our common stock and changes in our net asset value in comparison with other business development companies. Our board of directors concluded that Alcentra NY’s investment performance supported the renewal of the investment advisory agreement.
•	Reasonableness of advisory fees. Our board of directors considered comparative data based on publicly available information on other business development companies with respect to the advisory fees (including the management fees and incentive fees) of other business development companies. Based upon its review, our board of directors concluded that the fee schedule is comparable with the fee schedules of business development companies with similar investment objectives.
•	Economies of Scale. Our board of directors addressed the potential for Alcentra NY to realize economies of scale in managing our assets, and determined that at this time they did not expect economies of scale to be realized by Alcentra NY.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates and terms are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our stockholders.

Administration Agreement

Under the Administration Agreement, State Street provides us with financial reporting, post-trade compliance, and treasury services. In providing these services, State Street oversees the performance of, our required administrative services, which includes being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC. State Street provides post-trade compliance services including performing the applicable SEC, IRS, and BDC compliance testing, provide monthly and quarterly reporting and maintain a compliance testing matrix and perform an annual update. In addition, State Street assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Payments under the administration agreement equal a fixed annual fee, paid in monthly installments in arrears, along with additional fees and expenses as incurred each month. Under the Administration Agreement, we reimburse State Street for out-of-pocket expenses incurred on our behalf for services, as well as direct pass-through vendor fees incurred on our behalf.

License Agreement

We have entered into a License Agreement with our Adviser under which our Adviser has agreed to grant us a non-exclusive, royalty-free license to use the name “Alcentra.” Under this agreement, we have a right to use the “Alcentra” name for so long as our Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Alcentra” name. The License Agreement will remain in effect for so long as the Investment Advisory Agreement with our Adviser is in effect.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Policies and Procedures for Managing Conflicts; Co-investment Opportunities

We have entered into agreements with our Adviser, in which our senior management and members of our Adviser’s Investment Committee have indirect ownership and other financial interests. Our Adviser may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by our Adviser or any of its affiliates for a particular investment opportunity, our Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal investment allocation policies, (b) the requirements of the Advisers Act, and (c) certain restrictions under the 1940 Act regarding co-investments with affiliates. See the section entitled “Risk Factors — Risks Related to Our Business and Structure — There are significant potential conflicts of interest that could negatively affect our investment returns.”

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates unless we receive an order from the SEC permitting us to do so. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to these kinds of co-investments, our Adviser will determine whether these kinds of potential negotiated investments are more appropriate for us or for one of the funds managed by our Adviser or its affiliates and which entity will proceed with the investment. We generally will not make an investment in any company in which any fund managed by our Adviser holds an investment in a different class of such company’s debt or equity securities or obligations unless we also acquire or own the same class of such company’s debt or equity securities as such fund managed by our Adviser or our Adviser determines that (a) the investment is in our best interests and (b)(i) the possibility of a conflict between the interests of such different classes is remote, (ii) either the potential investment by us or the investment of such other fund managed by our Adviser is not large enough to control any actions taken by the collective holders of securities of such company, or (iii) in light of the particular circumstances, our Adviser believes such investment is appropriate for us, notwithstanding the potential for conflict.

See also “Risk Factors — Risks Related to Our Business and Structure — There are significant potential conflicts of interest that could negatively affect our investment returns” and “— The incentive fee structure we have with our Adviser may create incentives that are not fully aligned with the interests of our stockholders” for the risks related to our incentive fee structure.

Investment Advisory Agreement

We have entered into an Investment Advisory Agreement with our Adviser. Pursuant to this agreement, we have agreed to pay to our Adviser a base management fee and incentive fee. Mr. Echausse is an interested member of our board of directors and has a direct or indirect pecuniary interest in our Adviser. See “Management Agreements — Investment Advisory Agreement.” The incentive fee is computed and paid on income that we may not have yet received in cash at the time of payment. This fee structure may create an incentive for our Adviser to invest in certain types of speculative securities. Additionally, we rely on investment professionals from our Adviser to assist our board of directors with the valuation of our portfolio investments. Our Adviser’s base management fee and incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of our Adviser are involved in the valuation process for our portfolio investments.

License Agreement

We have entered into a License Agreement with our Adviser pursuant to which our Adviser has granted us a non-exclusive, royalty-free license to use the name “Alcentra.” See “Management Agreements — License Agreement.”

Relationship with BNY Mellon Group

Conflicts of interest may arise between the BNY Mellon Group, on the one hand, and us, on the other hand. We are an affiliate of BNY Mellon. BNY Mellon Group is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset management and wealth management, asset servicing, issuer services, clearing services and treasury services through a worldwide client-focused team. We may benefit from the relationships and activities resulting from these services. However, situations will arise in which the interests of BNY Mellon Group will conflict with our interests and the interests of our stockholders.

Transactions with the BNY Mellon Group

BNY Mellon Group may, but is not required to, extend credit to us under credit facilities, derivative instruments or otherwise. The interest of BNY Mellon Group as a creditor of us may conflict with the interests of our investors. BNY Mellon Group, with respect to any such extension of credit, will deal with us on an arm’s-length basis and will be entitled to exercise its rights as a creditor of us without regard to any potential impact therefrom on the interests of our investors.

BNY Mellon Group currently owns or operates, directly or indirectly, several registered investment advisers, registered investment companies, broker-dealers and service providers, or, collectively, the BNYM Affiliates. To the extent permitted by law, BNY Mellon and/or one or more of the BNYM Affiliates may provide us; our Adviser; Alcentra Middle Market; one or more investments funds or accounts or similar investment vehicles that BNY Mellon Group provides advice to or manages or that may in the future provide advice to or manage as a result of acquiring or merging with an entity that owns or manages such vehicles, or, collectively, the Related Funds; and our portfolio companies with certain non-investment management services and facilities, including, without limitation, administrative, custodial, trustee, distribution, banking, lending, short-term credit, and other financial and securities services. Specifically, BNY Mellon Group may provide administrative, custodial and credit facilities to us.

Neither BNY Mellon Group nor any of the BNYM Affiliates providing these services and facilities to us, our Adviser, Alcentra Middle Market and/or Related Funds, bear any responsibility for selecting the investments of such entities or for their performance. BNY Mellon Group or the BNYM Affiliates may charge arm’s length fees to our Adviser to the extent they perform any services that are included in the operating expenses of our Adviser. Additionally, BNY Mellon Group may recommend to its clients and to our investors that they invest some of their assets in us and Related Funds and may have financial interests in promoting investment in such entities.

To the extent permitted by applicable law and our governing documents, we may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which a BNY Mellon Group entity acts as a principal or, on a proprietary basis for its customers, serves as the counterparty.

Competing Funds and Allocation Policies

Certain Related Funds may in the future have investment objectives and utilize strategies similar to or that overlap with our investment objective and strategies. In such instances our Adviser will be permitted to allocate, in its sole discretion, eligible investments and exit opportunities between such investment funds (and their successors) on the one hand and us on the other hand in a manner it deems equitable to the extent possible under the prevailing facts and circumstances considering various factors including those set out in the paragraph below.

Conflicts (and potential conflicts) may arise when we are competing with the Related Funds for investment opportunities and exits. To address these potential conflicts, our Adviser has developed allocation policies and procedures that provide that personnel of our Adviser making portfolio decisions for us and the Related Funds will make purchase and sale decisions and allocate investment opportunities among us and the Related Funds consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across us and the Related Funds. However, in many other cases the investment opportunities will be allocated based on other factors. Related Funds managed by different portfolio management teams are generally viewed separately for allocation purposes. There will be cases where certain Related Funds may receive an allocation of an investment opportunity when we do not and vice versa.

Our Adviser’s investment allocation policy further provides that allocations among us and other eligible accounts will generally be made in accordance with SEC interpretive positions. Our Adviser seeks to treat all clients fairly and equitably in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain accounts receive allocations where others do not.

In addition, we, or any of our portfolio companies, Related Funds, and/or one or more of their affiliates may have relationships with, invest in, engage in transactions with, make voting decisions with respect to, and/or obtain services from, entities for which BNY Mellon Group performs or seeks to perform services or with which BNY Mellon Group engages in or seeks to engage in transactions. Such relationships may provide our Adviser with an incentive to allocate, directly or indirectly, investments to certain of the funds managed by BNY Mellon Group and not others.

Fees From Services to Portfolio Companies

BNY Mellon Group may receive significant advisory, underwriting, or other fees from portfolio companies. Services for advisory fees may range from general corporate financial advice to restructuring advice to merger and acquisition representation. For example, BNY Mellon Group may be compensated as an advisor to a person who sold an investment to us, BNY Mellon Group may earn fees for obtaining equity or debt financing for an investor attempting to consummate an acquisition in which we are a co-investor, or BNY Mellon Group may earn fees acting as a lender, advisor or underwriter to one of our portfolio companies. None of the fees paid to BNY Mellon Group or its affiliates will be shared with us.

Regulated Investor

As a result of restrictions imposed on bank holding companies and entities managed by bank holding companies (including us), our Adviser, through Alcentra Middle Market, may be required or may decide to structure an investment in a manner that would be less favorable to us than structures available to a non-regulated entity. Consequently, our Adviser may choose a structure which may be less favorable to us than other structures. In addition, we may be restricted from making an investment or limited in the amount or may be required to divest an investment as a result of such restriction. See “Risk Factors — Risks Relating to our Business and Structure — Our activities may be limited as a result of being controlled by a bank holding company.”

BNY Mellon has put in place policies and procedures to seek to manage and mitigate the potential conflicts of interests described above.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of March 2, 2017, the beneficial ownership of each current director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of class held is based on 13,451,633 shares of our common stock outstanding as of March 2, 2017.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G and Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, NY 10166.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially		Percentage of Class
5% Owners
The Bank of New York Mellon Corporation(1)	2,979,035		22.15%
Advisors Asset Management, Inc.	888,751		6.61%
San Bernardino County Employees’ Retirement Association(2)	725,499		5.39%
Interested Directors
Paul J. Echausse	73,278	(3)	*
Paul Hatfield	539,000	(4)	4.01%
Independent Directors
T. Ulrich Brechbühl	—		—
Edward Grebow	31,708	(5)	*
Douglas J. Greenlaw	—		—
Rudolph L. Hertlein	6,000		*
Steven H. Reiff	—		—
Executive Officers
Ellida McMillan	1,470		—
David Scopelliti	4,400	(6)	*
Executive officers and directors as a group (9 persons)	655,856		4.88%

(1)	Based on Amendment No. 3 of Schedule 13D filed by The Bank of New York Mellon Corporation (“Bank of New York”), BNY Mellon, National Association (“BNY Mellon”), BNY Alcentra Group Holdings, Inc. (“BNY Alcentra”), Alcentra Investments Limited, and Alcentra NY on September 28, 2015, as of September 24, 2015, (i) Bank of New York is deemed to have beneficial ownership of 2,979,035 shares or 22.0% of our common stock; (ii) BNY Mellon is deemed to have beneficial ownership of 1,012,039 shares or 7.5% of our common stock; (iii) BNY Alcentra is deemed to have beneficial ownership of 1,966,996 shares or 14.6% of our common stock; and (iv) Alcentra NY is deemed to have beneficial ownership of 1,796,476 shares or 13.3%.

Of these shares, (i) Bank of New York shares voting power with respect to 2,979,035 shares of our common stock held by Alcentra Ltd. (170,250 shares), BNY Mellon (1,012,039 shares), Alcentra NY (1,521,319 shares) and BNY Mellon Global Credit Alternatives Fund (“Global Credit”) (275,157 shares);

(ii) BNY Mellon shares voting power with respect to 1,012,039 shares of our common stock held by clients of its wealth management branch; (iii) BNY Alcentra shares voting power with respect to 1,966,996 shares of our common stock held by Alcentra NY (1,521,319 shares), Alcentra Ltd. (170,520 shares) and Global Credit (275,157 shares); and (iv) Alcentra NY shares voting power with respect to the 1,521,319 shares of our common stock it holds and the shares held by Global Credit (275,157).

Of these shares, (i) Bank of New York shares dispositive power with respect to 2,960,616 shares of our common stock held by Alcentra Ltd. (170,520 shares), BNY Mellon (993,620 shares), Alcentra NY (1,521,319 shares) and Global Credit (275,157 shares); (ii) BNY Mellon shares dispositive power with respect to 993,620 shares of our common stock held by clients of its wealth management branch; (iii) BNY Alcentra shares dispositive power with respect to 1,966,996 shares of our common stock held by Alcentra NY (1,521,319 shares), Alcentra Ltd. (170,520 shares) and Global Credit (275,157 shares); and (iv) Alcentra NY shares dispositive power with respect to the 1,521,319 shares of our common stock it holds and the shares held by Global Credit (275,157). The 275,157 shares of our common stock held by Global Credit were acquired by it for investment purposes in open market transactions during the fourth quarter of 2014 and the first quarter of 2015; the 1,521,319 shares of our common stock held by Alcentra NY were acquired by it in connection with our initial organization in 2010, in connection with a long-term incentive compensation plan (the “LTIP”) maintained by Alcentra NY and Alcentra Ltd. for its employees, including Messrs. Hatfield and Echausse, and in connection to the transfer of 1,475,620 shares of our common stock from Alcentra Investments on September 24, 2015; and the 170,520 shares of our common stock held by Alcentra Ltd. were acquired by it in connection with the LTIP.

BNY Mellon’s address is BNY Mellon Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258. BNY Alcentra’s address and Alcentra Investment’s address is 10 Graham Street, London, England EC2V 7JD.

(2)	The San Bernardino County Employees’ Retirement Association (“SBCERA”) has resolved to vote the shares of our common stock held by it in the same percentages that our non-affiliated stockholders vote their shares. This resolution is effective until April 8, 2017 unless earlier terminated by SBCERA in its sole discretion. SBCERA’s principal business address is 348 W. Hospitality Lane, Third Floor, San Bernardino, California 92415.
(3)	Includes 4,332 shares of phantom stock relating to our shares of common stock that have been allocated to Mr. Echausse pursuant to the LTIP.
(4)	Mr. Hatfield is deemed to have beneficial ownership of (i) 7,381 shares of our common stock held directly by Mr. Hatfield; (ii) 275,157 shares of our common stock held by BNY Mellon Global Credit Alternatives Fund; (iii) 45,699 shares of our common stock held by Alcentra NY, (iv) 170,520 shares of our common stock held by Alcentra Ltd. and (v) 40,243 shares of phantom stock relating to shares of our common stock that have been allocated to Mr. Hatfield pursuant to the LTIP.
(5)	Mr. Grebow is deemed to have beneficial ownership of (i) 500 shares of common stock held by a childrens’ trust and (ii) 31,208 shares of common stock held directly by Mr. Grebow.
(6)	Mr. Scopelliti is deemed to have beneficial ownership of (i) 1,800 shares of our common stock held by the Patricia Scopelliti Trust and (ii) 2,600 shares of our common stock held directly by Mr. Scopelliti.
*	Represents less than 1%.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of March 2, 2017. We are not part of a “family of investment companies,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Director:
Paul J. Echausse	Over $100,000
Paul Hatfield	Over $100,000
Independent Directors:
T. Ulrich Brechbühl	*
Edward Grebow	Over $100,000
Douglas J. Greenlaw	*
Rudolph L. Hertlein	$50,001 – $100,000
Steven H. Reiff	—

*	Represents less than 1%.
(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act
(3)	The dollar range of equity securities beneficially owned is based on a closing price of $12.53 on March 2, 2017 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance Rule 16a-1(a)(2) of the Exchange Act.

SELLING STOCKHOLDERS

This prospectus also relates to 2,692,495 shares of our common stock being offered for resale on behalf of the stockholders identified below. Alcentra NY acquired its 1,521,319 shares (i) in connection with our initial organization in 2010, (ii) in connection with a long-term incentive compensation plan (the “LTIP”) maintained by Alcentra NY for its employees, including Messrs. Hatfield and Echausse, and (iii) in connection to the transfer of shares of our common stock from Alcentra Investments, which acquired its shares in connection with our formation transactions prior to the IPO. The 275,157 shares of our common stock held by BNY Mellon Global Credit Alternatives Fund (“Global Credit”) were acquired by it for investment purposes in open market transactions during the fourth quarter of 2014 and the first quarter of 2015. The 170,520 shares of our common stock held by Alcentra Ltd. were acquired by it in connection with the LTIP. The San Bernadino County Employee’s Retirement Fund acquired their shares in connection with our formation transactions prior to the IPO. The selling stockholders will not bear any expenses with respect to the registration of their shares for resale; however, the selling stockholders will be responsible for the brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such shares.

Alcentra NY is our investment adviser pursuant to the Investment Advisory Agreement. Pursuant to this agreement, we have agreed to pay Alcentra NY a base management fee and incentive fee. In addition, Mr. Echausse, an interested member of our board of directors and our President and Chief Executive Officer, and Mr. Hatfield, an interested member and chairman of our board of directors, have a pecuniary interest in Alcentra NY. See “Management Agreements — Investment Advisory Agreement.” Global Credit is a private investment fund managed by Alcentra NY. Alcentra Ltd. is an affiliate of Alcentra NY and of ours.

We are registering the shares to permit the stockholders and their pledgees, donees, transferees and other successors-in-interest that receive shares from the stockholders as a gift, partnership distribution or other non-sale related transfer after the date of this prospectus to resell the shares when and as they deem appropriate. We do not know how long the stockholders will hold the shares before selling them, if at all, or how many shares they will sell, if any, and we currently have no agreements, arrangements or understandings with the stockholders regarding the sale of any of the resale shares. However, Alcentra NY has advised us that it only intends to sell the shares in transactions intended to broaden the ownership distribution of the shares and to improve the trading volume and float in our common stock. We cannot assure you that if Alcentra NY sells any or all of its shares, these objectives will be achieved.

The following table sets forth:

•	the name of the stockholders;
•	the number and percent of shares of our common stock that the stockholders beneficially owned prior to the offering for resale of the shares under this prospectus;
•	the number of shares of our common stock that may be offered for resale for the account of the stockholders under this prospectus; and
•	the number and percent of shares of our common stock to be beneficially owned by the stockholders after the offering of the resale shares (assuming all of the offered resale shares are sold by the stockholders).

The number of shares in the column“Number of Shares Being Offered” represents all of the shares that the stockholders may offer under this prospectus. The shares offered by this prospectus may be offered from time to time by the stockholders listed below.

This table is prepared solely based on information supplied to us by the listed stockholders and any public documents filed with the SEC, and assumes the sale of all of the resale shares. The applicable percentages of beneficial ownership are based on an aggregate of 13,451,633 shares of our common stock issued and outstanding on March 2, 2017, adjusted as may be required by rules promulgated by the SEC.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and includes voting or investment power (including the power to dispose) with respect to the securities. Assumes no other purchases or sales of securities since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the beneficial owners of the securities listed in the table below.

	Shares Beneficially Owned Prior to Offering			Number of Shares Being Offered	Shares Beneficially Owned After Offering
Stockholder	Number		Percent		Number		Percent
Alcentra NY, LLC	1,796,476	(1)	13.36%	1,521,319	0	(2)	0%
BNY Mellon Global Credit Alternatives Fund	275,157	(1)	2.05%	275,157	0		0%
Alcentra Ltd.	170,520		1.27%	170,520	0		0%
The San Bernadino County Employees’ Retirement Association	725,499		5.39%	725,499	0		0%

(1)	Alcentra NY, LLC shares dispositive power with respect to the 275,157 shares of our common stock held by BNY Mellon Global Credit Alternatives Fund and is therefore deemed to be the beneficial owner of those shares.
(2)	Including after the offer and sale of shares held by BNY Mellong Global Credit Alternatives Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions will be recorded on the trade date. Realized gains or losses will be computed using the specific identification method. Investments for which market quotations are readily available will be valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. In addition, our board of directors will retain one or more independent valuation firms to review the valuation of each portfolio investment for which a market quotation is not available at least quarterly. We also have adopted ASC 820, which requires us to assume that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC Topic 820, the market in which we can exit portfolio investments with the greatest volume and level activity is considered our principal market.

The valuation process will be conducted at the end of each fiscal quarter. Our board of directors has authorized the engagement of independent valuation firms to provide us with valuation assistance. We intend to have independent valuation firms provide us with valuation assistance on a portion of our portfolio on a quarterly basis and our entire portfolio will be reviewed at least annually by independent valuation firms; however, our board of directors is ultimately and solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and a consistently applied valuation process. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation. As part of our quarterly valuation process, we will record an expense accrual relating to the capital gains component of the incentive fee payable by us to Alcentra NY when the unrealized gains on our investments exceed all realized capital losses on our investments given the fact that a capital gains incentive fee would be owed to Alcentra NY if we were to liquidate our investment portfolio at such time. The actual incentive fee payable to Alcentra NY related to capital gains will be determined and payable in arrears at the end of each fiscal year and will include only realized capital gains for the period computed net of all realized capital losses and unrealized capital depreciation for such period.

A readily available market value is not expected to exist for substantially all of the investments in our portfolio, and we will value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. The types of factors that our board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the company will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned. See “Risk Factors — Risks Related to our Investments — Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of our Adviser responsible for the portfolio investment;
•	preliminary valuation conclusions will then be documented and discussed with our senior management and our Adviser;
•	the audit committee of our board of directors will then review these preliminary valuations;
•	at least once quarterly, independent valuation firms engaged by our board of directors will prepare preliminary valuations on a selected basis and submit the reports to use; and
•	the board of directors will then discuss valuations and determine the fair value of each investment in our portfolio in good faith, based on the input of our Adviser, the independent valuation firm and the audit committee.

Determinations in Connection with Offerings

In connection with offerings of shares of our common stock, our board of directors or an authorized committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value, or NAV, of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

•	the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between (i) a value that our board of directors or a committee thereof has determined reflects the current NAV of our common stock, which is generally based upon the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of our common stock since the date of the most recently disclosed NAV of our common stock, and (ii) the current offering price of our common stock.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action will be required on the part of a registered stockholder to have his or her cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying Computershare Shareowner Services, LLC, the “Plan Administrator” and our transfer agent and registrar, in writing so that such notice is received by the Plan Administrator no later than the record date for dividends to stockholders. The Plan Administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the Plan Administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, so long as our shares are trading at or above net asset value. If our shares are trading below net asset value, we intend to purchase shares in the open market in connection with our implementation of the plan. If we use newly issued shares to implement the plan, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. If we purchase shares in the open market to implement the plan, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the average price per share for all shares purchased by the Plan Administrator in the open market in connection with the dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. However, certain brokerage firms may charge brokerage charges or other charges to their customers. We will pay the Plan Administrator’s fees under the plan. If a participant elects by written notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are common stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the Plan Administrator via its website at www.computershare.com/investor by filling out the transaction request form located at the bottom of their statement and sending it to the Plan Administrator at Computershare Trust Company, N.A., PO Box 30170, College Station, TX 77842-3170, or by calling the Plan Administrator at (800) 522-6645.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the Plan Administrator by mail at Computershare Trust Company, N.A., PO Box 30170, College Station, TX 77842-3170.

DESCRIPTION OF SECURITIES

This prospectus contains a summary of our common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus contains the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

The following description summarizes material provisions of the Maryland General Corporation Law and our articles of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which are initially designated as common stock. Our common stock has been approved for listing on The Nasdaq Global Select Market under the ticker symbol “ABDC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Our fiscal year-end is December 31. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of March 2, 2017:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	13,451,633

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such distribution or purchase price, as the case may be, and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our charter as (a) our current directors, (b) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (c) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, or the Control Share Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under certain provisions of Maryland law referred to as the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time, although we have no immediate intention to do so. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	the number of shares of common stock issuable upon exercise of such warrants;
•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the number of such warrants issued with each share of common stock;
•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

Alcentra Capital Corporation and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Alcentra Capital Corporation and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interest;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Our Business and Structure —  Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;
•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the debt securities of the series);
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;
•	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100% on the last business day of each of twenty-four consecutive calendar months, after giving effect to any exemptive relief granted to the Company by the SEC; or
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant debt securities has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security or both reasonably satisfactory to it against the cost, expenses, and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•	the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

•	in the payment of principal or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;
•	we must deliver certain certificates and documents to the trustee; or
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);
•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution received by the trustee in respect of such subordinated debt securities or by the holders of any of such subordinated debt securities must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles, or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association serves as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. In addition, this prospectus relates to 2,692,495 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders.” We and the selling stockholders may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the Nasdaq Global Select Market may engage in passive market making transactions in our common stock on the Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the shares at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the Nasdaq Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and an investment in shares of our common stock. The discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the “Treasury regulations”, the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The U.S federal income tax laws addressed in this summary are highly technical and complex, and certain aspects of their application to us are not completely clear. In addition, certain U.S. federal income tax consequences described in this summary depend upon certain factual matters, including (without limitation) the value and tax basis ascribed to our assets and the manner in which the we operate, and certain complicated tax accounting calculations. We have not sought, and will not seek, any ruling from the IRS regarding any matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed below. This summary does not purport to be a complete description of all the tax aspects affecting us and our stockholders. For example, this summary does not describe all U.S. federal income tax consequences that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, persons that hold shares of our common stock through a foreign financial institution, persons that hold shares of our common stock through a non-financial foreign entity, Non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or Non-U.S. stockholders entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that stockholders hold our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary generally does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in shares of our preferred stock, warrants, subscription rights to purchase shares of our common stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;
•	A trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

If a partnership, or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds shares of our common stock, the U.S. federal income tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of our common stock, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to each stockholder of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. You should consult your own tax adviser regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we have elected to be treated effective as of our taxable year ended December 31, 2014, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute (or are deemed to distribute) to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which generally is our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

For any taxable year in which we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC subsidiaries or other potential outside managed funds and certain other fees.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus our realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of the tax paid by us on the retained capital gains will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect our stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determines that a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

The maximum rate on long-term capital gains for non-corporate taxpayers is 20%. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. No U.S. source withholding taxes are imposed on dividends paid by us to the extent that we properly report the dividends as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfied certain other requirements. In addition, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

Actual or deemed distributions of our net capital gains to a stockholder that is a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States,) or, in the case of an individual, the Non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly reported by us as a short-term capital gains dividend or interest-related dividend, and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and no withholding applies because applicable certifications are provided by the Non-U.S. stockholder), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

The Foreign Account Tax Compliance Act, or FATCA, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or reside in a jurisdiction that has not entered into inter-governmental agreement (“IGA”) with the U.S. to provide such information and are in compliance with the terms of such IGA and any enabling legislation or regulation. The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which it holds its units, a Non-U.S. stockholder could be subject to this 30% withholding tax with respect to distributions on our stock and proceeds from the sale of our stock. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for noncorporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent five years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act and intend to elect to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also may not acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to stockholders.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
•	is organized under the laws of, and has its principal place of business in, the United States;
•	is not an investment company (other than a small business investment company wholly owned by the Company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
•	satisfies either of the following:
º	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or
º	is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.
(2)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(3)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(4)	Securities of any eligible portfolio company which we control.
(5)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above in Qualifying Assets categories 1, 2 or 3. Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means any arrangement whereby the BDC, through its directors, officers, employees or agents, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Our Adviser will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

Codes of Ethics

We and our Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with such code’s requirements. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, our code of ethics is attached as an exhibit to the registration statement on Form N-2 (file number 333-199622) filed on January 14, 2015, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of our code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Adviser. The Proxy Voting Policies and Procedures of our Adviser are set out below. The guidelines will be reviewed periodically by our Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, our Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

Our Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Our Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. Our Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases our Adviser will vote in favor of proposals that our Adviser believes are likely to increase the value of the portfolio securities we hold. Although our Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, our Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our Adviser has established a proxy voting committee and adopted proxy voting guidelines and related procedures. The proxy voting committee establishes proxy voting guidelines and procedures, oversees the internal proxy voting process, and reviews proxy voting issues. To ensure that our Adviser’s vote is not the product of a conflict of interest, our Adviser requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, our Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information about how our Adviser voted proxies by making a written request for proxy voting information to: Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, or by telephone at (212) 922-8240.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of our Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our Adviser are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We are also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the BDC prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with investment funds, accounts or investment vehicles managed by our Adviser when each of us and such investment fund, account or investment vehicle will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for an investment fund, account or investment vehicle managed by our Adviser to invest in different securities of the same issuer, our Adviser will need to decide which fund will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an investment fund, account or investment vehicle managed by our Adviser has previously invested.

On December 30, 2015, the SEC granted us relief sought in an exemptive application that expands our ability to co-invest in portfolio companies with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions. Under the terms of the order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including, but not limited to, (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching with respect to us or our stockholders on the part of any person concerned and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current objectives and strategies. We intend to co-invest, subject to the conditions included in the order.

Our Status as an Emerging Growth Company

We are an “emerging growth company, or “EGC,” as defined in the Jumpstart Our Business Startups Act, or the “JOBS Act.” An EGC is defined as a company with total annual gross revenues of less than $1 billion in its most recently completed fiscal year. An EGC will retain such status until the earlier of: (1) the fifth anniversary of the date it first sold securities pursuant to an initial public offering registration statement; (2) the last day of the fiscal year in which it first exceeds $1 billion in annual gross revenues; (3) the time it becomes a large accelerated filer (an SEC registered company with a public float of at least $700 million); or (4) the date on which the EGC has, within the previous three years, issued $1 billion of nonconvertible debt.

The JOBS Act affords an EGC an opportunity to get a temporary reprieve from certain SEC regulations by exempting an EGC from these regulations for up to five years. These eased requirements include an exemption from certain financial disclosure and governance requirements and relaxed restrictions on the sale of securities. The JOBS Act provides scaled disclosure provisions for EGCs, including, among other things, removing the requirement that EGCs comply with Sarbanes-Oxley Act Section 404(b) auditor attestation of internal control over financial reporting.

Section 107(b) of the JOBS Act also permits an EGC to elect an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies until such time as these new or revised standards are made applicable to all private companies. We have elected to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates.

Compliance with Nasdaq Global Select Market Listing Requirements

Our shares of common stock are listed on the Nasdaq Global Select Market under the symbol “ABDC.” As a listed company on the Nasdaq Global Select Market, we are subject to various listing standards, including corporate governance listing standards. We will monitor our compliance with all listing standards and will take actions necessary to ensure that we are in compliance therewith.

Compliance with Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

Compliance with the Bank Holding Company Act

BNY Mellon is a bank holding company, or a “BHC” under the Bank Holding Company Act of 1956, as amended, or the “BHCA.” BNY Mellon is also a financial holding company, or “FHC,” under the BHCA, which is a status available to BHCs that meet certain criteria. As a BHC and FHC, the activities of BNY Mellon and its affiliates are subject to certain restrictions imposed by the BHCA and related regulations. BHCs and FHCs are subject to supervision and regulation by the Federal Reserve. Because BNY Mellon may be deemed to “control” us within the meaning of the BHCA, restrictions under the BHCA could apply to us. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including, but not limited to, the Federal Reserve, may restrict the transactions and relationships between our Adviser, BNY Mellon and their affiliates, on the one hand, and us on the other hand, and may restrict our investments, transactions and operations. For example, the BHCA regulations applicable to BNY Mellon and us may, among other things, restrict our ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of our investments, and restrict our Adviser’s ability to participate in the management and operations of the companies in which we invest. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by BNY Mellon and its affiliates (including our Adviser) for client and proprietary accounts may need to be aggregated with positions held by us. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, BNY Mellon may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require us to limit and/or liquidate certain investments. Additionally, BNY Mellon may in the future, in its sole discretion and without notice to investors, engage in activities impacting us and/or our Adviser in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on BNY Mellon, us or other funds and accounts managed by our Adviser and its affiliates. “See Risk Factors — Risks Relating to Our Business and Structure — Our activities may be limited as a result of being controlled by a bank holding company.”

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

Our securities are held by State Street Bank and Trust Company pursuant to a custody agreement. The principal business address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110. Computershare Trust Company, N.A. serves as our transfer agent and registrar for our shares of common stock. The principal business address of Computershare Trust Company, N.A. is 250 Royall Street, Canton, MA 02021.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, our Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Our Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, our Adviser may select a broker based upon brokerage or research services provided to our Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC and for the underwriters, if any, by the counsel named in the related prospectus supplement.             .

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected KPMG LLP as our independent registered public accounting firm. The consolidated statements of assets and liabilities, including the consolidated schedules of investments of Alcentra Capital Corporation (the “Company”) as of December 31, 2015 and 2014, and the related consolidated statements of operations, changes in net assets, and cash flows for the year ended December 31, 2015 and for the period from May 8, 2014 (commencement of operations) through December 31, 2014 and the statements of operations, changes in net assets and cash flows of BNY Mellon-Alcentra Mezzanine III, L.P. (the “Fund”) for the period from January 1, 2104 through May 7, 2014, and related notes to the consolidated financial statements included in the accompanying prospectus, have been so included in reliance on the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

We maintain a website at www.alcentracapital.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 200 Park Avenue, 7th Floor, New York, New York 10166. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Index To Financial Statements

Page No.
Unaudited Financial Statements
Consolidated Statements of Assets and Liabilities as of September 30, 2016 (unaudited) and December 31, 2015	F-2
Consolidated Statements of Operations for the Nine Months Ended September 30, 2016 (unaudited) and 2015 (unaudited)	F-3
Consolidated Statements of Changes in Net Assets for the Nine Months Ended September 30, 2016 (unaudited) and 2015 (unaudited)	F-5
Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2016 (unaudited) and 2015 (unaudited)	F-6
Consolidated Schedule of Investments as of September 30, 2016 (unaudited) and December 31, 2015	F-7
Notes to Unaudited Consolidated Financial Statements	F-15
Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F-34
Consolidated Financial Statements of Alcentra Capital Corporation:
Consolidated Statements of Assets and Liabilities as of December 31, 2015 and December 31, 2014	F-36
Consolidated Statements of Operations for the year ended December 31, 2015 and the period from May 8, 2014 (commencement of operations) to December 31, 2014	F-37
Consolidated Statements of Changes in Net Assets for the year ended December 31, 2015 and the period from May 8, 2014 (commencement of operations) to December 31, 2014	F-39
Consolidated Statements of Cash Flows for the year ended December 31, 2015 and the period from May 8, 2014 (commencement of operations) to December 31, 2014	F-40
Consolidated Schedule of Investments as of December 31, 2015 and December 31, 2014	F-42
Notes to the Consolidated Financial Statements	F-50
Financial Statements of BNY Mellon-Alcentra Mezzanine III, L.P.
Consolidated Statements of Operations for the period from January 1, 2014 to May 7, 2014 and for the year ended December 31, 2013	F-37
Consolidated Statements of Changes in Net Assets for the period from January 1, 2014 to May 7, 2014 and for the year ended December 31, 2013	F-40

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Assets and Liabilities

	As of September 30, 2016 (Unaudited)	As of December 31, 2015
Assets
Portfolio investments, at fair value
Non-controlled, non-affiliated investments, at fair value (cost of $285,609,124 and $219,715,263, respectively)	$269,067,466	$221,349,073
Non-controlled, affiliated investments, at fair value (cost of $29,583,292 and $56,426,475, respectively)	23,066,462	59,243,999
Controlled, affiliated investments, at fair value (cost $14,954,174 and $27,289,995, respectively)	13,814,627	15,748,539
Total of portfolio investments, at fair value (cost $330,146,590 and $303,431,733, respectively)	305,948,555	296,341,611
Cash	6,708,245	4,866,972
Dividends and interest receivable	1,572,352	2,607,205
Receivable for investments sold	1,364,550	—
Deferred financing costs	1,501,745	2,183,881
Deferred tax asset	5,994,993	1,382,408
Prepaid expenses and other assets	174,886	113,730
Total Assets	$323,265,326	$307,495,807
Liabilities
Credit facility payable	$70,872,238	$63,504,738
Notes payable (net of deferred note offering costs of $1,548,824 and $1,156,622, respectively)	53,451,176	38,843,378
Other accrued expenses and liabilities	743,521	271,801
Directors’ fees payable	117,000	37,025
Professional fees payable	365,894	481,333
Interest and credit facility expense payable	1,471,876	813,222
Management fee payable	1,335,294	1,302,213
Income-based incentive fees payable	1,914,909	1,081,797
Distributions payable	4,586,816	4,595,700
Unearned structuring fee revenue	1,373,992	689,577
Income tax liability	2,374,417	842,812
Total Liabilities	138,607,133	112,463,596
Commitments and Contingencies (Note 12)
Net Assets
Common stock, par value $0.001 per share (100,000,000 shares authorized, 13,490,636 and 13,516,766 shares issued and outstanding, respectively)	13,491	13,517
Additional paid-in capital	197,181,027	197,652,086
Accumulated net realized gain	4,423,425	2,791,590
Undistributed net investment income	3,651,025	1,130,327
Net unrealized appreciation (depreciation) on investments, net of benefit/(provision) for taxes of $3,587,260 and $534,813 as of September 30, 2016 and December 31, 2015, respectively	(20,610,775)	(6,555,309)
Total Net Assets	184,658,193	195,032,211
Total Liabilities and Net Assets	$323,265,326	$307,495,807
Net Asset Value Per Share	$13.69	$14.43

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Operations

	For the three months ended September 30, 2016 (Unaudited)	For the three months ended September 30, 2015 (Unaudited)	For the nine months ended September 30, 2016 (Unaudited)	For the nine months ended September 30, 2015 (Unaudited)
Investment Income:
From non-controlled, non-affiliated investments:
Interest income from portfolio investments	$6,306,358	$5,133,259	$16,743,520	$13,577,787
Paid-in-kind interest income from portfolio investments	409,638	439,608	2,769,251	2,341,772
Other income from portfolio investments	158,048	452,038	1,729,498	1,407,320
Dividend income from portfolio investments	52,021	—	52,021	302,874
From non-controlled, affiliated investments:
Interest income from portfolio investments	827,500	1,001,296	2,522,867	3,209,301
Paid in-kind income from portfolio investments	462,161	655,205	1,947,325	1,897,750
Other income from portfolio investments	336,679	23,435	2,287,616	72,320
From controlled, affiliated investments:
Interest income from portfolio investments	398,185	588,627	1,162,820	1,746,836
Paid in-kind income from portfolio investments	165,878	213,674	487,910	618,532
Other income from portfolio investments	—	—	—	64,843
Total investment income	9,116,468	8,507,142	29,702,828	25,239,335
Expenses:
Management fees	1,335,294	1,273,705	3,908,093	3,641,673
Income-based incentive fees	607,739	546,027	2,324,624	1,749,155
Capital gains incentive fees	—	(434,217)	—	1,001,467
Professional fees	273,965	167,356	1,000,502	527,291
Valuation services	57,722	89,822	199,769	312,737
Interest and credit facility expense	1,476,911	1,197,553	4,120,365	2,870,559
Amortization of deferred financing costs	299,932	229,716	848,367	608,973
Directors’ fees	83,313	57,635	232,608	171,826
Insurance expense	65,915	67,449	198,296	204,990
Amortization of deferred note offering costs	91,852	—	91,852	—
Other expenses	37,032	170,052	488,321	383,564
Total expenses	4,329,675	3,365,098	13,412,297	11,472,235
Waiver of capital gains incentive fees	—	—	—	(1,001,467)
Net expenses	4,329,675	3,365,098	13,412,297	10,470,768
Net investment income	4,786,793	5,142,044	16,290,031	14,768,567
Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) From Portfolio Investments
Net realized gain (loss) on:
Non-controlled, non-affiliated investments	(361,060)	244,000	1,539,380	97,551
Non-controlled, affiliated investments	9,334,765	—	11,356,462	—
Controlled, affiliated investments	(109,512)	—	(11,264,007)	—
Net realized gain (loss) from portfolio investments	8,864,193	244,000	1,631,835	97,551

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Operations – (continued)

	For the three months ended September 30, 2016 (Unaudited)	For the three months ended September 30, 2015 (Unaudited)	For the nine months ended September 30, 2016 (Unaudited)	For the nine months ended September 30, 2015 (Unaudited)
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	(8,615,042)	(744,397)	(18,175,468)	(1,280,386)
Non-controlled, affiliated investments	(9,685,943)	390,429	(9,334,354)	3,803,027
Controlled, affiliated investments	(742,006)	(2,874,502)	10,401,909	(3,256,533)
Net change in unrealized appreciation (depreciation) from portfolio investments	(19,042,991)	(3,228,470)	(17,107,913)	(733,892)
Benefit/(Provision) for taxes on unrealized gain on investments	3,549,478	1,096,875	3,052,447	527,770
Net realized gain (loss) and net change in unrealized appreciation (depreciation) from portfolio investments	(6,629,320)	(1,887,595)	(12,423,631)	(108,571)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,842,527)	$3,254,449	$3,866,400	$14,659,996
Basic and diluted:
Net investment income per share	$0.35	$0.38	$1.21	$1.09
Earnings (loss) per share	$(0.14)	$0.24	$0.29	$1.08
Weighted Average Shares of Common Stock Outstanding	13,490,636	13,516,766	13,502,152	13,516,766
Dividends declared per common share	$0.340	$0.340	$1.020	$1.020

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Changes in Net Assets

	For the nine months ended September 30, 2016 (Unaudited)	For the nine months ended September 30, 2015 (Unaudited)
Increase (decrease) in net assets resulting from operations
Net investment income	$16,290,031	$14,768,567
Net realized gain on investments	1,631,835	97,551
Net change in unrealized appreciation (depreciation) on investments	(17,107,913)	(733,892)
Benefits/(Provision) for taxes on unrealized gain on investments	3,052,447	527,770
Net increase (decrease) in net assets resulting from operations	3,866,400	14,659,996
Capital transactions
Offering costs	(165,635)	(128,531)
Repurchase of common stock (26,130 and 0 shares, respectively)	(305,450)	—
Net increase (decrease) in net assets resulting from capital transactions	(471,085)	(128,531)
Distributions to shareholders from:
Net investment income	(13,769,333)	(13,787,101)
Realized gains	—	—
Total distributions to shareholders	(13,769,333)	(13,787,101)
Total increase (decrease) in net assets	(10,374,018)	744,364
Net assets at beginning of period	195,032,211	200,989,308
Net assets at end of period [including Accumulated net investment income of $3,651,025 and $1,193,312, respectively]	$184,658,193	$201,733,672

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Cash Flows

	For the nine months ended September 30, 2016 (Unaudited)	For the nine months ended September 30, 2015 (Unaudited)
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$3,866,400	$14,659,996
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized gain from portfolio investments	(1,631,835)	(97,551)
Net change in unrealized (appreciation) depreciation of portfolio investments	17,107,913	733,892
Deferred tax asset	(4,612,585)	—
Deferred tax liability	—	(719,821)
Paid in-kind interest income from portfolio investments	(5,204,486)	(4,858,054)
Accretion of discount on debt securities	(681,160)	(350,577)
Purchases of portfolio investments	(121,059,033)	(73,781,836)
Net proceeds from sales/return of capital of portfolio investments	101,861,657	48,051,430
Amortization of deferred financing costs	848,367	608,973
Amortization of deferred note offering costs	91,852	—
(Increase) decrease in operating assets:
Dividends and interest receivable	1,034,853	(767,110)
Receivable for investments sold	(1,364,550)	4,753
Prepaid expenses and other assets	(61,156)	(60,886)
Increase (decrease) in operating liabilities:
Payable for investments purchased	—	(8,717)
Other accrued expenses and liabilities	471,720	(176,955)
Directors’ fees payable	79,975	(49,192)
Professional fees payable	(115,439)	(78,701)
Interest and credit facility expense payable	658,654	1,027,953
Management fee payable	33,081	658,037
Income-based incentive fees payable	833,112	1,749,155
Unearned structuring fee revenue	684,415	339,273
Income tax	1,531,605	141,997
Net cash used in operating activities	(5,626,640)	(12,973,941)
Cash Flows from Financing Activities
Financing costs paid	(166,231)	(809,863)
Offering costs paid	(649,689)	(1,134,694)
Proceeds from credit facility payable	102,175,000	147,652,027
Repayments of credit facility payable	(94,807,500)	(157,496,443)
Proceeds from notes payable	15,000,000	40,000,000
Distributions paid to shareholders	(13,778,217)	(13,787,101)
Repurchase of common stock	(305,450)	—
Net cash provided by financing activities	7,467,913	14,423,926
Increase in cash and cash equivalents	1,841,273	1,449,985
Cash at beginning of period	4,866,972	10,022,617
Cash and Cash Equivalents at End of Period	$6,708,245	$11,472,602
Supplemental and non-cash financing activities:
Cash paid during the period for interest	$3,461,711	$3,289,539
Accrued offering costs	$2,485	$2,485
Accrued distributions payable	$4,586,816	$4,595,700

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments
As of September 30, 2016
(Unaudited)

Company(+) ***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 145.71%
Senior Secured – First Lien — 42.80%
A2Z Wireless Holdings, Inc.(2)	Telecommunications	LIBOR + 9.0% Cash	1.00%	1/15/2021	14,625,000	$14,478,750	$14,625,000	7.92%
Aphena Pharma Solutions(3)	Packaging	8.50% Cash, 2.0% PIK		3/3/2019	1,062,821	1,062,821	1,062,821	0.58%
Black Diamond Rentals	Oil & Gas Services	12% Cash, 5.0% PIK		7/9/2018	5,815,283	5,815,284	5,078,000	2.75%
IGT(2),(4)	Industrial Services	LIBOR + 8.75% Cash, 1.5% PIK	1.00%	12/10/2019	8,056,199	7,992,998	8,056,199	4.36%
LRI Holding, Inc.(2)	Industrial Services	LIBOR + 10.25% Cash		9/28/2021	18,000,000	17,820,000	18,000,000	9.75%
NTI Holdings, LLC(2)	Telecommunications	LIBOR + 8.0% Cash	1.00%	3/30/2021	11,876,288	11,672,327	11,685,000	6.33%
NWN Corporation(2)	Technology & IT	LIBOR + 9.0% Cash	1.00%	10/16/2020	4,226,622	4,142,089	4,226,622	2.29%
Stancor, Inc.(2)	Wholesale/Distribution	LIBOR + 8.0%	0.75%	8/19/2019	5,090,909	5,090,909	5,090,909	2.76%
Superior Controls, Inc.(2),(4)	High Tech Industries	LIBOR + 8.75%	1.00%	3/22/2021	10,000,000	10,000,000	10,000,000	5.41%
Triton Technologies(3)	Call Center Services	8.50% Cash, 2.0% PIK		10/23/2018	1,200,000	1,190,785	1,200,000	0.65%
Total Senior Secured – First Lien						79,265,963	79,024,551	42.80%
Senior Secured – Second Lien — 46.63%
Alpine Waste(2)	Waste Services	LIBOR + 9.0% Cash, 0.5% PIK	1.00%	12/30/2020	11,131,777	$11,131,777	$11,131,777	6.03%
Bioventus(2)	Healthcare Services	LIBOR + 10.0% Cash	1.00%	4/10/2020	12,000,000	11,842,149	12,000,000	6.50%
Conisus LLC(2)	Media: Advertising, Printing & Publishing	LIBOR + 8.75% Cash	1.00%	6/23/2021	11,750,000	11,750,000	10,870,000	5.88%
Duke Finance, LLC(2)	Industrial Manufacturing	LIBOR + 9.75% Cash	1.00%	10/28/2022	7,500,000	6,701,862	6,720,000	3.64%
Graco Supply Company	Aerospace	12% Cash		3/17/2021	4,000,000	4,000,000	3,877,000	2.10%
Healthcare Associates of Texas, LLC(4)	Healthcare Services	12.25% Cash		4/30/2022	8,500,000	8,500,000	8,500,000	4.60%
Medsurant Holdings, LLC	Healthcare Services	12.25% Cash		6/18/2021	6,200,000	6,138,000	6,200,000	3.36%
My Alarm Center, LLC(2)	Security	LIBOR + 11.0% Cash	1.00%	7/9/2019	12,625,000	12,625,000	12,625,000	6.84%
Nation Safe Drivers (NSD)(2)	Automotive Business Services	LIBOR + 8.0% Cash	2.00%	9/29/2020	11,721,154	11,721,154	11,838,330	6.41%
Xpress Global Systems, LLC(2)	Transportation Logistics	LIBOR + 10.5%, 2% PIK	1.00%	4/10/2020	5,922,417	5,539,277	2,352,000	1.27%
Total Senior Secured – Second Lien						89,949,219	86,114,107	46.63%
Senior Subordinated — 43.42%
Black Diamond Rentals	Oil & Gas Services	4.0% Cash		7/9/2018	7,968,642	$7,968,642	$3,984,000	2.16%
GST Autoleather	Automotive Business Services	11% Cash, 2.0% PIK		1/11/2021	8,368,939	$8,368,939	$8,368,939	4.53%
Limbach Facility Services, LLC	Capital Equipment	13% Cash, 3.0% PIK		7/20/2022	13,078,000	12,824,415	13,078,000	7.08%
Media Storm, LLC	Media & Entertainment	10% Cash		8/28/2019	2,454,545	2,454,545	2,454,545	1.33%
Metal Powder Products LLC (2)	Industrial Manufacturing	LIBOR + 12.25% Cash	0.75%	11/5/2021	8,250,000	8,250,000	8,250,000	4.47%
NextCare Holdings, Inc.	Healthcare Services	10% Cash, 4% PIK		12/31/2018	15,050,000	14,825,000	15,050,000	8.15%
Pharmalogic Holdings Corp.	Healthcare Services	12% Cash		9/1/2021	19,000,000	19,000,000	19,000,000	10.29%
QRC Holdings, LLC	High Tech Industries	12.25% Cash		11/19/2021	10,000,000	10,000,000	10,000,000	5.41%
Total Senior Subordinated						83,691,541	80,185,484	43.42%
Equity/Other — 12.86%
Dentistry For Children, Inc., Class A-1 Units(5)	Healthcare Services				2,000,000	$2,203,000	$3,533,000	1.91%
IGT, Preferred Shares	Industrial Services	11% PIK			1,110,922	1,110,922	—	—
Common Shares(5)					44,000	44,000	—	—
Preferred AA Shares(5)					270,733	270,733	270,733	0.15%
						1,425,655	270,733	0.15%

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments – (continued)
As of September 30, 2016
(Unaudited)

Company(+) ***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
LRI Holding, Inc., Preferred Shares(5)	Industrial Services				1,000,000	1,000,000	1,000,000	0.54%
Media Storm, LLC, Preferred Shares(5)	Media & Entertainment				1,216,204	2,346,964	250,000	0.14%
Metal Powder Products, LLC, Common Shares(5)	Industrial Manufacturing				500,000	500,000	626,000	0.34%
My Alarm Center, LLC, Class A Preferred(5)	Security				284,589	—	284,589	0.15%
NTI Holdings, LLC, Common Shares(5)	Telecommunications				376,515	403,030	780,000	0.42%
Warrants(5)					417,823	224,689	444,998	0.24%
						627,719	1,224,998	0.66%
Response Team Holdings LLC, Preferred Shares	Restoration Services	12% PIK		3/28/2019	3,204,126	3,204,126	3	—
Warrants(5)					5	—	—	—
						3,204,126	3	—
Superior Controls, Inc., Preferred Shares(5)	High Tech Industries				400,000	400,000	507,000	0.28%
Tunnel Hill(5),(6)	Waste Services				588,570	15,505,937	12,063,001	6.53%
Wholesome Sweeteners, Inc., Common Shares(5)	Food & Beverage				5,000	5,000,000	3,984,000	2.16%
Xpress Global Systems, LLC, Warrants(5)	Transportation Logistics				489,000	489,000	—	—
Total Equity/Other						32,702,401	23,743,324	12.86%
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						285,609,124	269,067,466	145.71%
Investments in Non-Controlled, Affiliated Portfolio Companies — 12.49%*
Senior Secured – First Lien — 1.78%
Show Media, Inc.	Media & Entertainment	5.5% Cash, 5.5% PIK		8/10/2017	4,153,393	$4,027,114	$3,296,963	1.78%
Total Senior Secured – First Lien						4,027,114	3,296,963	1.78%
Senior Secured – Second Lien — 4.42%
Southern Technical Institute, Inc.(2)	Education	LIBOR + 8.0% Cash, 4% PIK	1.00%	12/2/2020	8,156,261	$8,156,261	$8,156,261	4.42%
Total Senior Secured – Second Lien						8,156,261	8,156,261	4.42%
Senior Subordinated — 1.18%
Battery Solutions, Inc.	Environmental/Recycling Services	6% Cash, 8% PIK		11/6/2021	2,173,133	$2,173,133	$2,173,133	1.18%
Total Senior Subordinated						2,173,133	2,173,133	1.18%
Equity/Other — 5.11%
Battery Solutions, Inc., Class A Units(5)	Environmental/Recycling Services				5,000,000	$1,058,000	$246,000	0.13%
Class E Units		8% PIK		11/6/2021	3,740,193	3,740,193	3,740,193	2.03%
						4,798,193	3,986,193	2.16%
Show Media, Inc., Units(5)	Media & Entertainment				4,092,210	3,747,428	—	—
Southern Technical Institute, Inc., Class A Units(5)	Education				3,164,063	2,167,000	915,015	0.50%
Preferred Shares		15.75% PIK			4,403,897	4,292,897	4,403,897	2.38%
Warrants(5)				3/30/2026	221,267	221,266	135,000	0.07%
						6,681,163	5,453,912	2.95%
Total Equity/Other						15,226,784	9,440,105	5.11%
Total Investments in Non-Controlled, Affiliated Portfolio Companies						29,583,292	23,066,462	12.49%

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments – (continued)
As of September 30, 2016
(Unaudited)

Company(+) ***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Controlled, Affiliated Portfolio Companies — 7.48%**
Senior Secured – First Lien — 7.12%
FST Technical Services, LLC	Technology & Telecom	12% Cash, 5% PIK		11/18/2018	13,147,632	$13,147,632	$13,147,632	7.12%
Total Senior Secured – First Lien						13,147,632	13,147,632	7.12%
Equity/Other — 0.36%
FST Technical Services, LLC, Common Shares	Technology & Telecom	9% PIK			1,750,000	$1,806,542	$666,995	0.36%
Total Equity/Other						1,806,542	666,995	0.36%
Total Investments in Controlled, Affiliated Portfolio Companies						14,954,174	13,814,627	7.48%
Total Investments						330,146,590	305,948,555	165.68%
Liabilities In Excess Of Other Assets							(121,290,362)	(65.68)%
Net Assets							$184,658,193	100.00%

(+)	All portfolio companies listed are qualifying assets.
*	Denotes investments in which the Partnership is an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 5% but less than 25% of the outstanding voting securities of the investment. Transactions during the nine months ended September 30, 2016 in these affiliated investments are as follows:

Name of Issuers	Fair Value at December 31, 2015	Gross Addition	Gross Reductions	Interest/ Dividend/ Other Income	Fair Value at September 30, 2016
ACT Lighting	$12,753,733	$—	$12,053,793	$2,097,103	$—
Battery Solutions, Inc.	6,095,154	—	—	443,419	6,159,326
DBI Holding, LLC	22,894,780	—	27,831,221	2,244,921	—
Net Access Corporation	—	—	394,733	170,491	—
Show Media, Inc.	3,610,000	—	—	420,023	3,296,963
Southern Technical Institute, Inc.	13,890,332	4,235,280	4,235,280	1,381,850	13,610,173
	$59,243,999	$4,235,280	$44,515,027	$6,757,808	$23,066,462
**	Denotes investments in which the Partnership is an “Affiliate Person” and exceeding a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the nine months ended September 30, 2016 in these affiliated and controlled investments are as follows:

Name of Issuers	Fair value at December 31, 2015	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at September 30, 2016
The DRC Group	$1,804,817	$133,333	$832,752	$(4,526)	$—
FST Technical Services, LLC	13,943,722	—	—	1,655,256	13,814,627
	$15,750,554	$133,333	$832,752	$1,650,730	$13,814,627
***	Pledged as collateral under the Credit Facility with ING Capital LLC.
(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments – (continued)
As of September 30, 2016
(Unaudited)

(2)	The principal balance outstanding for all floating rate loans is indexed to LIBOR or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.
(3)	The investments are portfolio companies of Enhanced Equity Fund, L.P. (“EEF”). EEF has guaranteed the portfolio company’s obligations to the company pursuant to this investment.
(4)	The investment has an unfunded commitment as of September 30, 2016 which is excluded from the presentation (see Note 12).
(5)	Non-income producing security.
(6)	The investment was formerly known as City Carting Holding Company, Inc. On June 3, 2016, City Carting combined with Tunnel Hill Partners, L.P.

Abbreviation Legend
PIK —  Payment-In-Kind

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments
As of December 31, 2015

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 113.49%
Senior Secured – First Lien — 36.58%
A2Z Wireless Holdings, Inc.(2),(3)	Telecommunications	LIBOR + 11.75%		3/31/2018	9,885,542	$9,722,622	$10,379,594	5.32%
Aphena Pharma Solutions(4)	Packaging	8.50% Cash, 2.0% PIK		3/3/2019	3,792,657	3,792,657	3,792,657	1.94%
Black Diamond Rentals	Oil & Gas Services	12% Cash, 5.0% PIK		7/8/2018	13,127,489	13,127,489	13,127,489	6.73%
HealthFusion, Inc.	High Tech Industries	13% Cash		10/7/2018	4,750,000	4,750,000	4,892,913	2.51%
IGT(3)	Industrial Services	LIBOR + 9.25% Cash	1.00%	12/10/2019	9,168,757	9,080,156	9,168,757	4.70%
NTI Holding, LLC(3)	Telecommunications	LIBOR + 8.0% Cash	1.00%	3/30/2021	7,835,625	7,757,269	7,835,625	4.02%
NWN Corporation(3)	Technology & IT	LIBOR + 9.0% Cash	1.00%	10/16/2020	4,968,750	4,869,375	4,968,750	2.55%
Response Team Holdings LLC(3)	Restoration Services	LIBOR + 8.50% Cash, 1.00% PIK	2.00%	3/28/2019	9,902,334	9,902,334	10,001,000	5.13%
Stancor, Inc.(3)	Wholesale/Distribution	LIBOR + 8.0%	0.75%	8/19/2019	5,981,818	5,981,818	5,981,818	3.07%
Triton Technologies(4)	Call Center Services	8.50% Cash, 2.0% PIK		10/23/2018	1,200,000	1,188,731	1,200,000	0.61%
Total Senior Secured – First Lien						70,172,451	71,348,603	36.58%
Senior Secured – Second Lien — 36.51%
Alpine Waste(3)	Waste Services	LIBOR + 9.0% Cash, 0.5% PIK	1.00%	12/30/2020	11,047,685	$11,047,685	$11,047,685	5.66%
Bioventus(3)	Healthcare: Orthopedic Products	LIBOR + 10.0% Cash	1.00%	4/10/2020	12,000,000	11,810,851	12,000,000	6.15%
Conisus LLC(3)	Media: Advertising, Printing & Publishing	LIBOR + 10.25% Cash	1.00%	6/23/2021	11,750,000	11,750,000	11,750,000	6.03%
Graco Supply Company	Aerospace	12% Cash		3/17/2021	4,000,000	4,000,000	4,000,000	2.05%
Medsurant Holdings, LLC	Healthcare Services	12.25% Cash		6/18/2021	6,200,000	6,138,000	6,200,000	3.18%
My Alarm Center, LLC(3)	Security	LIBOR + 11.0% Cash	1.00%	7/9/2019	9,500,000	9,500,000	9,500,000	4.87%
Nation Safe Drivers (NSD)(3)	Automotive Business Services	LIBOR + 8.0%	2.00%	9/29/2020	11,721,154	11,721,154	11,721,154	6.01%
Xpress Global Systems, LLC(3)	Transportation Logistics	LIBOR + 10.5%, 2% PIK	1.00%	4/10/2020	5,454,778	4,986,386	4,986,386	2.56%
Total Senior Secured – Second Lien						70,954,076	71,205,225	36.51%
Senior Subordinated — 26.17%
Dentistry For Children, Inc.	Healthcare Services	11% Cash, 2.25% PIK		9/1/2017	14,836,488	$14,836,488	$14,836,488	7.61%
GST Autoleather	Automotive Business Services	11% Cash, 2.0% PIK		1/11/2021	8,242,827	8,242,827	8,242,827	4.22%
Media Storm, LLC	Media & Entertainment	10% Cash		8/28/2019	2,454,545	2,454,545	2,454,545	1.26%
Pharmalogic Holdings Corp.	Healthcare Services	12% Cash		9/1/2021	15,500,000	15,500,000	15,500,000	7.95%
Radiant Logistics(3)	Transportation Logistics	LIBOR + 11% Cash	1.00%	4/2/2021	10,000,000	$10,000,000	$10,000,000	5.13%
Total Senior Subordinated						51,033,860	51,033,860	26.17%
Equity/Other — 14.23%
City Carting Holding Company, Inc., Series A Preferred Shares(5)	Waste Services	22% PIK		4/30/2016	8,542,950	$8,542,950	$8,542,950	4.38%
Series B Preferred Shares(5)		18% PIK		4/30/2016	4,152,842	4,152,841	3,152,999	1.62%
						12,695,791	11,695,949	6.00%
Dentistry For Children, Inc., Class A-1 Units(6)	Healthcare Services				2,000,000	2,203,000	4,136,000	2.12%
HealthFusion, Inc., Warrants(6)	High Tech Industries				418,000	418,000	2,115,000	1.08%
IGT, Preferred Shares(6)	Industrial Services				1,079,684	1,079,684	900,000	0.46%
Common Shares(6)					44,000	44,000	—	—
						1,123,684	900,000	0.46%

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments – (continued)
As of December 31, 2015

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Media Storm, LLC, Preferred Shares(6)	Media & Entertainment				1,216,204	2,346,964	795,999	0.41%
NTI Holding, LLC Common Shares(6)	Telecommunications				350,000	350,000	610,000	0.31%
Response Team Holdings LLC, Preferred Shares	Restoration Services	12% PIK		3/28/2019	2,928,437	2,928,437	2,928,437	1.50%
Warrants(6)					5	—	303,000	0.16%
						2,928,437	3,231,437	1.66%
Wholesome Sweeteners, Inc., Common Shares(6)	Food & Beverage				5,000	5,000,000	3,788,000	1.94%
Xpress Global Systems, LLC, Warrants(6)	Transportation Logistics				489,000	489,000	489,000	0.25%
Total Equity/Other						27,554,876	27,761,385	14.23%
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						219,715,263	221,349,073	113.49%
Investments in Non-Controlled, Affiliated Portfolio Companies — 30.38%*
Senior Secured – First Lien — 1.85%
Show Media, Inc.	Media & Entertainment	5.5% Cash, 5.5% PIK		8/10/2017	3,984,269	$3,775,048	$3,610,000	1.85%
Total Senior Secured – First Lien						3,775,048	3,610,000	1.85%
Senior Secured – Second Lien — 6.19%
Southern Technical Institute, Inc.(3)	Education	LIBOR + 9.75%	1.00%	12/2/2020	12,061,333	$12,061,333	$12,061,333	6.19%
Total Senior Secured – Second Lien	Cash, 2% PIK					12,061,333	12,061,333	6.19%
Senior Subordinated — 15.09%
ACT Lighting	Wholesale	12% Cash, 2% PIK		7/24/2019	8,506,733	$8,372,671	$8,506,733	4.36%
		8% PIK		7/24/2020	1,964,331	1,815,097	1,860,000	0.96%
						10,187,768	10,366,733	5.32%
Battery Solutions, Inc.	Environmental/ Recycling Services	6% Cash, 8% PIK		12/20/2018	2,045,181	$2,045,181	$2,045,181	1.05%
DBI Holding, LLC	Infrastructure Maintenance	12% Cash, 4% PIK		9/6/2019	9,032,780	9,032,780	9,032,780	4.63%
		16% PIK		9/6/2019	8,444,350	8,059,285	7,980,000	4.09%
						17,092,065	17,012,780	8.72%
Total Senior Subordinated						29,325,014	29,424,694	15.09%
Equity/Other — 7.25%
ACT Lighting, Warrants(6)	Wholesale			7/24/2019	143,000	$143,000	$2,387,000	1.22%
Battery Solutions, Inc., Class A Units(6)	Environmental/ Recycling Services				5,000,000	1,058,000	530,000	0.27%
Class E Units		8% PIK		12/20/2018	3,519,973	3,519,973	3,519,973	1.80%
						4,577,973	4,049,973	2.07%
DBI Holding, LLC, Warrants(6)	Infrastructure Maintenance			3/6/2024	519,412	519,412	5,882,000	3.02%
Show Media, Inc., Units(6)	Media & Entertainment				4,092,210	3,747,428	—	—
Warrants(6)					—	—	—	—
						3,747,428	—	—
Southern Technical Institute, Inc., Class A Units(6)	Education				3,164,063	2,167,000	1,828,999	0.94%
Warrants(6)					110,267	110,267	—	—
						2,277,267	1,828,999	0.94%
Total Equity/Other						11,265,080	14,147,972	7.25%
Total Investments in Non-Controlled, Affiliated Portfolio Companies						56,426,475	59,243,999	30.38%

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments – (continued)
As of December 31, 2015

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Controlled, Affiliated Portfolio Companies — 8.07%**
Senior Secured – First Lien — 6.92%
DRC Emergency Services	Disaster Recovery Services	10% Cash		1/11/2020	5,000,000	$5,000,000	$—	—
		8% Cash		6/30/2016	1,199,893	1,199,893	835,000	0.43%
						6,199,893	835,000	0.43%
FST Technical Services, LLC	Technology & Telecom	12% Cash, 5.0% PIK		11/18/2018	12,659,722	12,659,722	12,659,722	6.49%
Total Senior Secured – First Lien						18,859,615	13,494,722	6.92%
Equity/Other — 1.15%
DRC Emergency Services, Preferred Shares	Disaster Recovery Services	10% PIK			7,885,459	$6,623,838	$969,817	0.49%
FST Technical Services, LLC, Common Shares	Technology & Telecom	9% PIK			1,750,000	1,806,542	1,284,000	0.66%
Total Equity/Other						8,430,380	2,253,817	1.15%
Total Investments in Controlled, Affiliated Portfolio Companies						27,289,995	15,748,539	8.07%
Total Investments						303,431,733	296,341,611	151.94%
Liabilities In Excess Of Other Assets							(101,309,400)	(51.94)%
Net Assets							$195,032,211	100.00%

*	Denotes investments in which the Company is an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 5% but less than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2015 in these affiliated investments are as follows:

Name of Issuers	Fair Value at December 31, 2014	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at December 31, 2015
ACT Lighting	$10,849,399	$321,902	$—	$1,393,060	$12,753,733
Battery Solutions, Inc.	4,576,000	3,688,255	3,333,333	617,795	6,095,154
DBI Holding, LLC	16,102,785	1,677,744	—	2,866,050	22,894,780
Net Access Corporation	9,412,000	—	10,729,267	34,748	—
Show Media, Inc.	4,596,000	3,639,487	3,423,107	651,883	3,610,000
Southern Technical Institute, Inc.	15,717,008	61,333	—	1,372,069	13,890,332
	$61,253,192	$9,388,721	$17,485,707	$6,935,605	$59,243,999
**	Denotes investments in which the Company is an “Affiliate Person” and exceeding a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2015 in these affiliated and controlled investments are as follows:

Name of Issuers	Fair value at December 31, 2014	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at December 31, 2015
The DRC Group	$12,596,562	$533,333	$—	$564,704	$1,804,817
FST Technical Services, LLC	17,459,000	159,722	—	1,939,967	13,943,722
	$30,055,562	$693,055	$—	$2,504,671	$15,748,539
***	Pledged as collateral under the Credit Facility with ING Capital LLC.
(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments – (continued)
As of December 31, 2015

(2)	The investment has an unfunded commitment as of December 31, 2015 which is excluded from the presentation (see Note 13).
(3)	The principal balance outstanding for all floating rate loans is indexed to LIBOR or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.
(4)	The investments are portfolio companies of Enhanced Equity Fund, L.P. (“EEF”). EEF has guaranteed the portfolio company’s obligations to the company pursuant to this investment.
(5)	City Carting Holding Company, Inc. is in the process of exploring strategic alternatives. As a result, maturity dates of Preferred Shares have been extended to 4/30/16.
(6)	Non-income producing security.

Abbreviation Legend
PIK — Payment-In-Kind

See notes to unaudited consolidated financial statements

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

1. Organization and Purpose

Alcentra Capital Corporation (the “Company”, “Alcentra”, “we”, “us” or “our”) was formed as a Maryland corporation on June 6, 2013 as an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is applying the guidance of Accounting Standards Codification (“ASC”) Topic 946, Financial Services Investment Companies. Alcentra is managed by Alcentra NY, LLC (the “Adviser” or “Alcentra NY”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition, for U.S. federal income tax purposes, Alcentra has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its tax year ending December 31, 2014.

The Company was formed for the purpose of acquiring certain assets held by BNY Mellon-Alcentra Mezzanine III, L.P. (the “Partnership”). The Partnership is a Delaware limited partnership, which commenced operations on May 14, 2010 (the “Commencement Date”). BNY Mellon-Alcentra Mezzanine III (GP), L.P. (the “General Partner”), a Delaware limited liability company, is the General Partner of the Partnership. BNY Mellon-Alcentra Mezzanine Partners (the “Manager”), a division of Alcentra NY and an affiliate of the General Partner, manages the investment activities of the Partnership. Alcentra NY is wholly-owned by BNY Alcentra Group Holdings, Inc. (“Alcentra Group”), which is wholly-owned by The Bank of New York Mellon Corporation.

On May 8, 2014 (commencement of operations), the Company acquired all of the assets of the Partnership other than its investment in the shares of common stock and warrants to purchase common stock of GTT Communications (the “Fund III Acquired Assets”) for $64.4 million in cash and $91.5 million in shares of Alcentra’s common stock. Concurrent with Alcentra’s acquisition of the Fund III Acquired Assets from the Partnership, Alcentra also purchased for $29 million in cash certain debt investments (the “Warehouse Portfolio”) from Alcentra Group. The Warehouse Portfolio debt investments were originated by the investment professionals of the Adviser and purchased by Alcentra Group using funds under a warehouse credit facility provided by The Bank of New York Mellon Corporation in anticipation of the initial public offering of Alcentra’s shares of common stock. Except for the $1,500 seed capital, the Company had no assets or operations prior to the acquisition of the investment portfolios of the Partnership and as a result, the Partnership is considered a predecessor entity of the Company.

On May 14, 2014, Alcentra completed its initial public offering (the “Offering”), at a price of $15.00 per share. Through its initial public offering the Company sold 6,666,666 shares for gross proceeds of approximately $100 million. Alcentra used $94.2 million of the proceeds from the Offering to fund the purchase of the warehouse portfolio, and the cash portion of the consideration paid to Fund III. On June 6, 2014, Alcentra sold 750,000 shares through the underwriters’ exercise of the overallotment option for gross proceeds of $11,250,000.

On April 8, 2014, the Company formed Alcentra BDC Equity Holdings, LLC, a wholly-owned subsidiary for tax purposes. This subsidiary allows us to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code. The financial statements of this entity are consolidated into the financial statements of Alcentra. All intercompany balances and transactions have been eliminated.

The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through debt and related equity investments in middle-market companies. The Company seeks to achieve its investment objective by originating and investing primarily in private U.S. middle-market companies (typically those with $5.0 million to $15.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization) through first lien, second lien, unitranche and mezzanine debt financing, with corresponding equity co-investments. It sources investments primarily through

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

1. Organization and Purpose  – (continued)

the network of relationships that the principals of its investment adviser have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

Upon commencement of operations, the Company also entered into an administration and custodian agreement (the “Agreement”) with State Street Bank and Trust Company (the “Administrator”).

2. Summary of Significant Accounting Policies

Basis of Presentation  — The accompanying financial statements of the Company have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain financial information that is normally included in annual financial statements, including certain financial statement notes, prepared in accordance with GAAP, is not required for interim reporting purposes and have been omitted. In the opinion of management, the unaudited financial results included herein contain all adjustments considered necessary for the fair presentation of financial statements for the interim periods included herein. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2016.

The accounting records of the Company are maintained in United States dollars.

Alcentra NY purchased the initial 100 shares for $1,500 on March 12, 2014.

Use of Estimates  — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The most significant estimates relate to the valuation of the Company’s portfolio investments.

Consolidation  — In accordance with Regulation S-X Article 6.03 and ASC Topic 810 — Consolidation, the Company generally will not consolidate its interest in any operating company other than in investment company subsidiaries, certain financing subsidiaries, and controlled operating companies substantially all of whose business consists of providing services to the Company.

Portfolio Investment Classification  — The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation. “Non-controlled, non-affiliate investments” are defined as investments that are neither Control Investments or Affiliate Investments.

Cash  — At September 30, 2016, cash balances totaling $6.7 million exceeded FDIC insurance protection levels, subjecting the Company to risk related to the uninsured balance. All of the Company’s cash deposits are held by the Administrator and management believes that the risk of loss associated with any uninsured balance is remote.

Deferred Financing Costs  — Deferred financing costs consist of fees and expenses paid in connection with the credit facility (as defined in Note 10) and are capitalized at the time of payment. These costs are amortized using the straight line method, which approximate the effective interest method over the term of the Credit Facility.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

2. Summary of Significant Accounting Policies  – (continued)

Deferred Note Offering Costs  — Deferred Note Offering costs consist of fees and expenses paid in connection with the series of Senior Securities issued (as defined in Note 9) and are capitalized at this time as these fees and expenses were incurred before the issuance commenced. These costs are amortized using the straight line method, which approximate the effective interest method over the term of the Notes.

Valuation of Portfolio Investments  — Portfolio investments are carried at fair value as determined by the Board of Directors (the “Board”) of Alcentra.

The methodologies used in determining these valuations include:

(1)	Preferred shares/membership units and common shares/membership units

In determining estimated fair value for common shares/membership units and preferred shares, the Company makes assessments of the methodologies and value measurements which market participants would use in pricing comparable investments, based on market data obtained from independent sources as well as from the Company’s own assumptions and taking into account all material events and circumstance which would affect the estimated fair value of such investments. Several types of factors, circumstances and events could affect the estimated fair value of the investments. These include but are not limited to the following:

(i) Any material changes in the (a) competitive position of the portfolio investment, (b) legal and regulatory environment within which the portfolio investment operates, (c) management or key managers of the portfolio investment, (d) terms and/or cost of financing available to the portfolio investment, and (e) financial position or operating results of the investment; (ii) pending disposition by the Company of all or a major portfolio investments; and (iii) sales prices of recent public or private transactions in identical or comparable investments.

One or a combination of the following valuation techniques are used to fair value these investments: Market Approach and Income Approach. The Market Approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Income Approach uses valuation techniques to convert future amounts to a present amount (i.e., discounting estimated future cash flows to a net present value amount).

(2)	Debt

The yield to maturity analysis is used to estimate the fair value of debt, including the unitranche facilities, which are a combination of senior and subordinated debt in one debt instrument. The calculation of yield to maturity takes into account the current market price, par value, coupon interest rate and time to maturity.

(3)	Warrants

Where warrants are considered to be in the money, their incremental value is included within the valuation of the investments.

Valuation techniques are applied consistently from period to period, except when circumstances warrant a change to a different valuation technique that will provide a better estimate of fair value. The valuation process begins with each investment being initially valued by the investment professionals of the Company or its Adviser. Preliminary valuation conclusions are then documented and discussed with senior investment professional of the Company and its Adviser. The Investment Committee reviews the valuation of the investment professionals and then determines the fair value of each investment in good faith based on the input of the investment professionals.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

2. Summary of Significant Accounting Policies  – (continued)

With respect to the Company’s valuation process, the Board undertakes a similar multi-step valuation process each quarter, as described below:

•	Alcentra’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Adviser responsible for the portfolio investment;
•	preliminary valuation conclusions will then be documented and discussed with Alcentra’s senior management and the Adviser;
•	the audit committee of the Board then reviews these preliminary valuations;
•	at least once quarterly, independent valuation firms engaged by the Board prepare preliminary valuations on a selected basis and submit the reports to the Board; and
•	the Board then discusses valuations and determine the fair value of each investment in Alcentra’s portfolio in good faith, based on the input of the Adviser, the independent valuation firms and the audit committee.

The Board has authorized the engagement of independent valuation firms to provide Alcentra with valuation assistance. Alcentra intends to have independent valuation firms provide it with valuation assistance on a portion of its portfolio on a quarterly basis and its entire portfolio will be reviewed at least annually by independent valuation firms; however, the Board is ultimately and solely responsible for the valuation of its portfolio investments at fair value as determined in good faith pursuant to its valuation policy and a consistently applied valuation process.

Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a readily available market for the securities existed or from those which will ultimately be realized.

Organizational and Offering Costs — Organization expenses, including reimbursement payments to the Adviser, are expensed on the Company’s Consolidated Statements of Operations. These expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred. Offering expenses consist principally of underwriter’s fee, legal, accounting, printing fees and other related expenses associated with the filing of a registration statement. Offering costs are offset against proceeds of the offering in paid-in capital in excess of par in the Consolidated Statements of Changes in Net Assets.

Paid-In-Capital — The Company records the proceeds from the sale of its common stock on a net basis to (i) capital stock and (ii) paid in capital in excess of par value, excluding all commissions.

Earnings and Net Asset Value Per Share — Earnings per share is calculated based upon the weighted average number of shares of common stock outstanding during the reported period. Net Asset Value per share is calculated using the number of shares outstanding as of the end of the period.

Investments — Investment security transactions are accounted for on a trade date basis. Cost of portfolio investments represents the actual purchase price of the securities acquired including capitalized legal, brokerage and other fees as well as the value of interest and dividends received in-kind and the accretion of original issue discounts. Fees may be charged to the issuer by the Company in connection with the origination of a debt security financing. Such fees are reflected as a discount to the cost of the portfolio security and the discount is accreted into income over the life of the related debt security.

Original Issue Discount — When the Company receives warrants with a nominal or discounted exercise price upon origination of a debt or preferred stock investment, a portion of the cost basis is allocated to the warrants. When the investment is made concurrently with the sale of a substantial amount of equity, the value

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

2. Summary of Significant Accounting Policies  – (continued)

of the warrants is based on the sales price. The value of the warrants is recorded as original issue discount (“OID”) to the value of the debt or preferred stock investment and the OID is amortized over the life of the investment.

Interest and Dividend Income — Interest is recorded on the accrual basis to the extent that the Company expects to collect such amounts. The Company accrues paid in-kind interest (“PIK”) by recording income and an increase to the cost basis of the related investments. Dividend income is recorded on ex-dividend date. Dividends in-kind are recorded as an increase in cost basis of investments and as income.

Investments that are expected to pay regularly scheduled interest in cash are generally placed on non-accrual status when principal or interest cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining principal and interest obligations. Cash interest payments received on non-accrual designated investments may be recognized as income or applied to principal depending on management’s judgment. There were no non-accrual investments as of September 30, 2016 and December 31, 2015.

Other Income — The Company may also receive structuring or closing fees in connection with its investments. Such upfront fees are accreted into income over the life of the investment. These fees are non-recurring in nature.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

Income Taxes — The Company has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and to operate in a manner so as to qualify for the tax treatment applicable to RIC’s. To obtain and maintain our qualification for taxation as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Company must distribute to our stockholders, for each taxable year, at least 90% of “investment company taxable income,” which is generally net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement. As a RIC, the Company generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that are timely distributed to stockholders as dividends.

Alcentra BDC Equity Holdings LLC has elected to be a taxable entity (the “Taxable Subsidiary”). The Taxable Subsidiary permits the Company to hold equity investments in portfolio companies which are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Taxable Subsidiary is not consolidated with the Company for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of its ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in the Company’s consolidated financial statements. For the three and nine months ended September 30, 2016, we recognized a benefit for income tax on unrealized gain on investments of $3.6 million and $3.1 million for the Taxable Subsidiaries, respectively. For the three and nine months ended September 30, 2015, we recognized a benefit for income tax on unrealized gain on investments of $1.1 million and $0.5 million for the Taxable Subsidiaries, respectively. As of September 30, 2016 and December 31, 2015, $6.0 million and $1.4 million was included in the deferred tax asset on the Consolidated Statements of Assets and Liabilities, respectively.

Indemnification — In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

2. Summary of Significant Accounting Policies  – (continued)

such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Recently Issued Accounting Standards — In April 2015, FASB issued ASU 2015-03, Interest — Imputation of interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability rather than as an asset. Amortization of the costs are included in Amortization of deferred financing costs and Amortization of deferred note offering costs. This guidance is effective for annual and interim periods beginning after December 15, 2015. The Company adopted this guidance as of January 1, 2016. The new guidance will be applied retrospectively to each prior period presented.

In May 2015, the FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The update eliminates the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (NAV) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Public companies are required to apply ASU 2015-07 retrospectively for interim and annual reporting periods beginning after December 15, 2015. Accordingly, the Company has evaluated the impact of ASU 2015-07 on its consolidated financial statements and determined that the adoption of ASU 2015-07 has not had a material impact on our consolidated financial statements.

3. Fair Value of Portfolio Investments

The Company accounts for its investments in accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value. ASC Topic 820 established a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily-available actively quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

Level 1 — Quoted prices (unadjusted) are available in active markets for identical investments that the Company has the ability to access as of the reporting date. The type of investments which would generally be included in Level 1 includes listed equity securities and listed derivatives. As required by ASC Topic 820, the Company, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

Level 2 — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level 1. Fair value is determined through the use of models or other valuation methodologies.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

3. Fair Value of Portfolio Investments  – (continued)

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by the Company. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2016 are as follows:

	Level 1	Level 2	Level 3	Total
Senior Secured – First Lien	$—	$—	$95,469,146	$95,469,146
Senior Secured – Second Lien	—	—	94,270,368	94,270,368
Subordinated Debt	—	—	82,358,617	82,358,617
Equity/Other	—	—	33,850,424	33,850,424
Total Investments	$—	$—	$305,948,555	$305,948,555

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2015 are as follows:

	Level 1	Level 2	Level 3	Total
Senior Secured – First Lien	$—	$—	$88,453,325	$88,453,325
Senior Secured – Second Lien	—	—	83,266,558	83,266,558
Subordinated Debt	—	—	80,458,554	80,458,554
Equity/Other	—	—	44,163,174	44,163,174
Total Investments	$—	$—	$296,341,611	$296,341,611

The changes in investments classified as Level 3 are as follows for the nine months ended September 30, 2016 and September 30, 2015.

As of September 30, 2016:

	Senior Secured – First Lien	Senior Secured – Second Lien	Senior Subordinated	Equity/ Other	Total
Balance as of January 1, 2016	$88,453,325	$83,266,558	$80,458,554	$44,163,174	$296,341,611
Amortized discounts/premiums	144,594	131,754	404,812	—	681,160
Paid in-kind interest	1,386,572	458,903	1,348,038	2,010,973	5,204,486
Net realized gain (loss)	(5,332,826)	11,657	269,964	6,683,040	1,631,835
Net change in unrealized appreciation (depreciation)	3,382,226	(4,086,261)	(3,605,737)	(12,798,141)	(17,107,913)
Purchases	48,899,858	18,793,557	57,230,872	8,178,668	133,102,955
Sales/Return of capital	(41,464,603)	(4,305,800)	(53,747,886)	(14,387,290)	(113,905,579)
Balance as of September 30, 2016	$95,469,146	$94,270,368	$82,358,617	$33,850,424	$305,948,555
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2016	$(1,084,115)	$(4,086,262)	$(3,506,057)	$(10,148,417)	$(18,824,851)

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

3. Fair Value of Portfolio Investments  – (continued)

As of September 30, 2015:

	Senior Secured – First Lien	Senior Secured – Second Lien	Senior Subordinated	Equity/ Other	Total
Balance as of January 1, 2015	$97,395,708	$46,748,798	$54,986,207	$51,343,141	$250,473,854
Amortized discounts/premiums	213,171	48,358	89,048	—	350,577
Paid in-kind interest	519,512	34,419	2,123,245	2,180,878	4,858,054
Net realized gain (loss)	2,876	94,675	—	—	97,551
Net change in unrealized appreciation (depreciation)	2,391,120	(218,033)	651,914	(3,398,893)	(573,892)
Purchases	10,728,040	21,297,356	35,000,000	6,756,440	73,781,836
Sales/Return of capital	(29,218,097)	(7,500,000)	(3,333,333)	—	(40,051,430)
Balance as of September 30, 2015	$82,032,330	$60,505,573	$89,517,081	$56,881,566	$288,936,550
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2015	$2,289,884	$(40,437)	$246,154	$(3,947,892)	$(1,452,291)

The following is a summary of the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of September 30, 2016 and December 31, 2015, respectively.

As of September 30, 2016:

Assets at Fair Value	Fair Value at September 30, 2016	Valuation Technique	Unobservable Input	Range Of Inputs	Weighted Average
Senior Secured – First Lien	$95,469,146	Yield to Maturity	Comparable Market Rate	9.0% – 17.0%	11.36%
Senior Secured – Second Lien	$94,270,368	Yield to Maturity	Comparable Market Rate	9.6% – 20.1%	12.18%
Senior Subordinated	$82,358,617	Yield to Maturity	Comparable Market Rate	4.0% – 16.0%	12.81%
Preferred Ownership	$10,456,415	Market Approach	Enterprise Value/ LTM EBITDA Multiple	4.00x – 13.00x	7.33 x
Common Ownership/Common Warrants	$23,394,009	Market Approach	Enterprise Value/ LTM EBITDA Multiple	4.00x – 13.00x	13.56x
Total	$305,948,555

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

3. Fair Value of Portfolio Investments  – (continued)

As of December 31, 2015:

Assets at Fair Value	Fair Value at December 31, 2015	Valuation Technique	Unobservable Input	Range of Inputs	Weighted Average
Senior Secured – First Lien	$88,453,325	Yield to Maturity	Comparable Market Rate	8.75% – 17.0%	12.29%
Senior Secured – Second Lien	$83,266,558	Yield to Maturity	Comparable Market Rate	10.0% – 13.5%	11.28%
Senior Subordinated	$80,458,554	Yield to Maturity	Comparable Market Rate	8.0% – 26.2%	13.80%
Preferred Ownership	$20,810,175	Market Approach	Enterprise Value/ LTM EBITDA Multiple	6.84x – 8.06x	7.45x
Common Ownership/Common Warrants	$23,352,999	Market Approach	Enterprise Value/ LTM EBITDA Multiple	8.97x – 9.14x	9.05x
Total	$296,341,611

4. Share Transactions

On January 18, 2016, the Board of Directors approved a $5.0 million open market stock repurchase program. Pursuant to the program, we are authorized to repurchase up to $5.0 million in the aggregate of our outstanding common stock in the open market. The timing, manner, price and amount of any share repurchases will be determined by our management, in its discretion, based upon the evaluation of economic conditions, stock price, applicable legal and regulatory requirements and other factors. The open market stock repurchase program will be in effect until the earlier of (i) January 18, 2017 or (ii) the repurchase of $5.0 million of the Company’s common stock. The program does not require us to repurchase any specific number of shares and we cannot assure that any shares will be repurchased under the program. The program may be suspended, extended, modified or discontinued at any time.

The following table sets forth the number of shares of common stock repurchased by the Company under its share repurchase program for the nine months ended September 30, 2016:

Month Ended	Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
March 31, 2016	10,509	$10.7700 – $11.2444	$115,828
May 31, 2016	9,547	$11.5596 – $12.3333	114,762
June 30, 2016	6,074	$12.2335 – $12.3586	74,860
	26,130		$305,450

For the nine months ended September 30, 2015 there was no common stock repurchased.

5. Distributions

The Company intends to make quarterly distributions of available net investment income determined on a tax basis to its stockholders. Distributions to stockholders are recorded on the record date. The amount, if any, to be distributed to stockholders is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, will be distributed at least annually. If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

5. Distributions  – (continued)

current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. As of September 30, 2016 and September 30, 2015, we accrued $117,294 and $0, respectively, for any unpaid potential excise tax liability and have included these amounts within income tax liability on the accompanying Consolidated Statements of Assets and Liabilities.

The following table reflects the Company’s dividends declared and paid on its common stock for the nine months ended September 30, 2016:

Date Declared	Record Date	Payment Date	Amount Per Share
March 7, 2016	March 31, 2016	April 7, 2016	$0.340
May 5, 2016	June 30, 2016	July 7, 2016	$0.340
August 4, 2016	September 30, 2016	October 6, 2016	$0.340

The following table reflects the Company’s dividends declared and paid on its common stock for the nine months ended September 30, 2015:

Date Declared	Record Date	Payment Date	Amount Per Share
March 10, 2015	March 31, 2015	April 6, 2015	$0.340
May 11, 2015	June 30, 2015	July 6, 2015	$0.340
August 10, 2015	September 30, 2015	October 6, 2015	$0.340

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the stockholders who have not “opted out” of the DRIP no later than the record date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares are valued based upon the final closing price of the common stock on the NASDAQ Global Select Market on the dividend payment date. Shares purchased in the open market to satisfy the DRIP requirements will be valued upon the average price of the applicable shares purchased by the Plan Administrator, before any associated brokerage or other costs.

6. Related Party Transactions

Management Fee

Under the Investment Advisory Agreement, the Company has agreed to pay Alcentra NY an annual base management fee based on its gross assets as well as an incentive fee based on its performance. The base management fee is calculated at an annual rate as follows: 1.75% of its gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), if its gross assets are below $625 million; 1.625% if its gross assets are between $625 million and $750 million; and 1.5% if its gross assets are greater than $750 million. The various management fee percentages (i.e. 1.75%, 1.625% and 1.5%) would apply to the Company’s entire gross assets in the event its gross assets exceed the various gross asset thresholds. The base management fee will be payable quarterly in arrears and shall be calculated based on the average value of the Company’s gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters.

The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate of 2% per quarter, and is subject to a “catch-up” feature. The

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

6. Related Party Transactions  – (continued)

“catch-up” feature is intended to provide the Adviser with an incentive fee of 50% of the Company’s “pre-incentive fee net investment income” as if a preferred return did not apply when our net investment income exceeds 2.5% in any quarter. The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable for administrative services under the Investment Advisory Agreement, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest). Pre-incentive fee net investment income excludes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income until the Company has received such income in cash.

For the three and nine months ended September 30, 2016, the Company recorded expenses for base management fees of $1,335,294 and $3,908,093, respectively, of which $0 and $0, respectively, was waived by the Adviser and $1,335,294 was payable at September 30, 2016. For the three and nine months ended September 30, 2015, the Company recorded expenses for base management fees of $1,273,705 and $3,641,673, respectively, of which none was waived by the Adviser and $1,273,705 was payable at September 30, 2015.

The Adviser agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by the Company, through the quarter ended June 30, 2015 and to the extent required in order for us to earn a quarterly net investment income to maintain a targeted dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis). For the three and nine months ended September 30, 2016, the Company incurred income-based incentive fees of $607,739 and $2,324,624, respectively, of which none was waived by the Adviser. For the three and nine months ended September 30, 2015, the Company incurred income-based incentive fees of $546,027 and $1,749,155, respectively, of which none was waived by the Adviser. For the three and nine months ended September 30, 2016, the Company incurred capital gains incentive fees of $0 and $0, respectively, of which $0 and $0, respectively, was waived by the Adviser. For the three and nine months ended September 30, 2015, the Company incurred capital gains incentive fees of $(434,217) and $1,001,467, respectively, of which $0 and $1,001,467, respectively, was waived by the Adviser.

7. Directors’ Fees

The independent directors of the Company each receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person each board of directors meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairman of the audit committee, the nominating and corporate governance committee and the compensation committee will receive an annual fee of $10,000, $5,000 and $5,000, respectively. The Company has obtained directors’ and officers’ liability insurance on behalf of its directors and officers.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

7. Directors’ Fees  – (continued)

For the three and nine months ended September 30, 2016 the Company recorded directors’ fee expense of $83,313 and $232,608, respectively, of which $117,000 was payable at September 30, 2016. For the three and nine months ended September 30, 2015 the Company recorded directors’ fee expense of $57,635 and $171,826, respectively, of which $36,500 was payable at September 30, 2015.

8. Purchases and Sales (Investment Transactions)

Investment purchases, sales and principal payments/paydowns are summarized below for the nine months ended September 30, 2016 and September 30, 2015.

	For the nine months ended September 30,
	2016	2015
Investment purchases, at cost (including PIK interest and dividends)	$126,263,519	$78,639,890
Investment sales, proceeds (including Principal payments/paydown proceeds)	101,861,657	48,051,430

9. Alcentra Capital InterNotes®

On January 30, 2015, the Company entered into a Selling Agent Agreement with Incapital LLC, as purchasing agent for our issuance of $40.0 million of Alcentra Capital InterNotes®. On January 25, 2016, the Company entered into an additional Selling Agent Agreement with Incapital LLC, as purchasing agent for the Company’s issuance of up to $15 million of Alcentra Capital InterNotes®.

These notes are direct unsecured obligations and each series of notes will be issued by a separate trust (administered by U.S. Bank). These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

During the nine months ended September 30, 2016, the Company issued $15 million in aggregate principal amount of the Alcentra Capital InterNotes® for net proceeds of $14.7 million. These notes were issued with a stated interest rate of 6.50%, 6.375% and 6.25%. These notes mature on February 15, 2021, June 15, 2021 and July 15, 2021. For the three and nine months ended September 30, 2016, the Company borrowed an average of $54.6 million and $47.9 million with a weighted average interest rate of 6.35% and 6.40%, respectively.

The following table summarizes the Alcentra Capital InterNotes® issued and outstanding during the nine months ended September 30, 2016.

Tenor at Origination (in years)	Principal Amount (000’s omitted)	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$53,582	6.25% – 6.50%	6.38%	February 15, 2020 – June 15, 2021
7	1,418	6.50% – 6.75%	6.63%	January 15, 2022 – April 15, 2022
	$55,000

During the nine months ended September 30, 2016, we redeemed $0 aggregate principal amount of our Alcentra Capital InterNotes®. The net proceeds of this offering were used to repay outstanding indebtedness under the Credit Facility.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

9. Alcentra Capital InterNotes®  – (continued)

In connection with the issuance of the Alcentra Capital InterNotes®, we incurred $1.196 million of fees which are being amortized over the term of the notes and are included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2016. During the nine months ended September 30, 2016 we recorded $0.257 million of interest costs and amortization of offering costs on the Alcentra Capital InterNotes® as interest expense.

10. Credit Facility/Line of Credit

On May 8, 2014, the Company entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital LLC (“ING”), as administrative agent, collateral agent and lender to provide liquidity in support of its investment and operational activities. The Credit Facility has an initial commitment of $80 million with an accordion feature that allows for an increase in the total commitments up to $160 million, subject to certain conditions and the satisfaction of specified financial covenants. The Credit Facility was amended on August 11, 2015 to increase the accordion feature to allow for a future increase of the total commitments up to $250 million, subject to satisfaction of certain conditions at the time of any such future increase. As amended, the Credit Facility has a maturity date of August 11, 2020 and bears interest, at our election, at a rate per annum equal to (i) 2.25% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1%, and zero or (ii) 3.25% plus the one, three or six month LIBOR rate, as applicable.

On March 2, 2016, we amended certain provisions of the Credit Facility relating to the treatment of approximately $38.6 million in aggregate principal amount of outstanding InterNotes that mature prior to the Credit Facility. Among other things, the amendments to the Credit Facility provide that, in the nine-month period prior to the maturity of these particular InterNotes, which mature between February 15 and April 15, 2020, our ability to borrow under the Credit Facility will be reduced by and in the amount of such InterNotes still outstanding during such time. The Credit Facility is secured primarily by the Company’s assets. Costs of $3.5 million were incurred in connection with obtaining and amending the Credit Facility, which have been recorded as deferred financing costs on the Consolidated Statements of Assets and Liabilities and are being amortized over the life of the Credit Facility.

Amounts available to borrow under the Credit Facility are subject to a minimum borrowing/collateral base that applies an advance rate to certain investments held by the Company. The Company is subject to limitations with respect to the investments securing the Credit Facility, including, but not limited to, restrictions on sector concentrations, loan size, portfolio company leverage which may affect the borrowing base and therefore amounts available to borrow.

The Company pays a commitment fee between 0.5% and 1.0% per annum based on the size of the unused portion of the Credit Facility. This fee is included in interest expense on the Company’s Consolidated Statements of Operations.

The Company has made customary representations and warranties and is required to comply with various covenants and reporting requirements. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of September 30, 2016, the Company was in compliance in all material respects with the terms of the Credit Facility.

As of September 30, 2016 and December 31, 2015 the Company had United States dollar borrowings of $70.9 million and $63.5 million outstanding under the Credit Facility, respectively. For the three and nine months ended September 30, 2016, the Company borrowed an average of $46.0 million and $48.2 million with a weighted average interest rate of 3.89% and 3.82%, respectively. For the three and nine months ended September 30, 2015, the Company borrowed an average of $37.5 million and $45.5 million with a weighted average interest rate of 3.56% and 3.52%, respectively.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

11. Market and Other Risk Factors

At September 30, 2016, the Company’s portfolio investments are comprised of non-publicly-traded securities. The non-publicly-traded securities trade in an illiquid marketplace. The portfolio is concentrated in the twenty-three industries listed in Note 13. Risks affecting these industries include, but are not limited to, increasing competition, rapid changes in technology, government actions and changes in economic conditions. These risk factors could have a material effect on the ultimate realizable value of the Company’s investments.

Economic conditions in 2016 continued to impact revenues and operating cash flows for most businesses and continued to impact the lending markets, leaving many businesses unable to borrow or refinance debt obligations. These restrictions on obtaining available financing, coupled with the continuing economic slowdown, have resulted in a low volume of purchase and sale transactions across all industries, which have limited the amount of observable inputs available to the Company in estimating the fair value of the Company’s investments. The Company estimates the fair value of investments for which observable market prices in active markets do not exist based on the best information available, which may differ significantly from values that would have otherwise been used had a ready market for the investments existed and the differences could be material.

Market conditions may deteriorate, which may negatively impact the estimated fair value of the Company’s investments or the amounts which are ultimately realized for such investments.

The above events are beyond the control of the Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to significant limitations and uncertainties. There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

12. Commitments and Contingencies

In the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, the Company has agreed to indemnify its officers, directors, employees, agents or any person who serves on behalf of the Company from any loss, claim, damage, or liability which such person incurs by reason of his performance of activities of the Company, provided they acted in good faith. The Company expects the risk of loss related to its indemnifications to be remote.

The Company’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of September 30, 2016 and December 31, 2015, the Company had $4.3 million and $1.0 million in unfunded commitments under loan and financing agreements, respectively. As of September 30, 2016 and December 31, 2015, the Company’s unfunded commitment under loan and financing agreements are presented below.

	As of
	September 30, 2016	December 31, 2015
A2Z Wireless Holdings, Inc.	$—	$1,004,270
Superior Controls, Inc.	2,500,000	—
Healthcare Associates of Texas, LLC	1,300,000	—
IGT	500,000	—
Total	$4,300,000	$1,004,270

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

13. Classification of Portfolio Investments

As of September 30, 2016, the Company’s portfolio investments were categorized as follows:

Industry	Cost	Fair Value	% of Net Assets*
Healthcare Services	$62,508,149	$64,283,000	34.81%
Telecommunications	26,778,796	27,534,998	14.91%
Industrial Services	28,238,653	27,326,932	14.80%
Waste Services	26,637,714	23,194,778	12.56%
High Tech Industries	20,400,000	20,507,000	11.11%
Automotive Business Services	20,090,093	20,207,269	10.94%
Industrial Manufacturing	15,451,862	15,596,000	8.45%
Technology & Telecom	14,954,174	13,814,627	7.48%
Education	14,837,424	13,610,173	7.37%
Capital Equipment	12,824,415	13,078,000	7.08%
Security	12,625,000	12,909,589	6.99%
Media: Advertising, Printing & Publishing	11,750,000	10,870,000	5.89%
Oil & Gas Services	13,783,926	9,062,000	4.91%
Environmental/Recycling Services	6,971,326	6,159,326	3.34%
Media & Entertainment	12,576,051	6,001,508	3.25%
Wholesale/Distribution	5,090,909	5,090,909	2.76%
Technology & IT	4,142,089	4,226,622	2.29%
Food & Beverage	5,000,000	3,984,000	2.16%
Aerospace	4,000,000	3,877,000	2.10%
Transportation Logistics	6,028,277	2,352,000	1.27%
Call Center Services	1,190,785	1,200,000	0.65%
Packaging	1,062,821	1,062,821	0.58%
Restoration Services	3,204,126	3	0.00%
Total	$330,146,590	$305,948,555	165.68%
Geographic Region
Eastern	$84,555,770	$79,922,044	43.28%
South	86,261,157	78,198,435	42.35%
Mid West	48,820,923	48,783,263	26.42%
South East	46,090,373	39,817,824	21.56%
South West	29,779,174	28,864,627	15.63%
North East	15,732,874	15,933,622	8.63%
West	18,906,319	14,428,740	7.81%
Total	$330,146,590	$305,948,555	165.68%
Investment Type
Senior Secured – First Lien	$96,440,709	$95,469,146	51.70%
Senior Secured – Second Lien	98,105,480	94,270,368	51.05%
Senior Subordinated	85,864,674	82,358,617	44.60%
Equity/Other	49,735,727	33,850,424	18.33%
Total	$330,146,590	$305,948,555	165.68%

*	Fair value as a percentage of Net Assets

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

13. Classification of Portfolio Investments  – (continued)

As of December 31, 2015, the Company’s portfolio investments were categorized as follows:

Industry	Cost	Fair Value	% of Net Assets*
Healthcare Services	$38,677,488	$40,672,488	20.85%
Infrastructure Maintenance	17,611,477	22,894,780	11.74%
Waste Services	23,743,476	22,743,634	11.66%
Automotive Business Services	19,963,981	19,963,981	10.24%
Telecommunications	17,829,891	18,825,219	9.65%
Transportation Logistics	15,475,386	15,475,386	7.93%
Technology & Telecom	14,466,264	13,943,722	7.15%
Education	14,338,600	13,890,332	7.12%
Restoration Services	12,830,771	13,232,437	6.78%
Oil & Gas Services	13,127,489	13,127,489	6.73%
Wholesale	10,330,768	12,753,733	6.54%
Healthcare: Orthopedic Products	11,810,851	12,000,000	6.15%
Media: Advertising, Printing & Publishing	11,750,000	11,750,000	6.02%
Industrial Services	10,203,840	10,068,757	5.16%
Security	9,500,000	9,500,000	4.87%
High Tech Industries	5,168,000	7,007,913	3.59%
Media & Entertainment	12,323,985	6,860,544	3.53%
Environmental/Recycling Services	6,623,154	6,095,154	3.13%
Wholesale/Distribution	5,981,818	5,981,818	3.07%
Technology & IT	4,869,375	4,968,750	2.55%
Aerospace	4,000,000	4,000,000	2.05%
Packaging	3,792,657	3,792,657	1.94%
Food & Beverage	5,000,000	3,788,000	1.94%
Disaster Recovery Services	12,823,731	1,804,817	0.93%
Call Center Services	1,188,731	1,200,000	0.62%
Total	$303,431,733	$296,341,611	151.94%
Geographic Region
South East	$78,199,153	$80,722,968	41.39%
Eastern	51,779,326	54,523,091	27.95%
South	67,214,814	54,400,549	27.89%
West	34,068,929	34,419,331	17.65%
Mid West	32,695,872	33,163,200	17.00%
South West	18,466,264	17,943,722	9.20%
North East	11,007,375	11,168,750	5.73%
North West	10,000,000	10,000,000	5.13%
Total	$303,431,733	$296,341,611	151.94%
Investment Type
Senior Secured – First Lien	$92,807,114	$88,453,325	45.35%
Senior Secured – Second Lien	83,015,409	83,266,558	42.69%
Senior Subordinated	80,358,874	80,458,554	41.26%
Equity/Other	47,250,336	44,163,174	22.64%
Total	$303,431,733	$296,341,611	151.94%

*	Fair value as a percentage of Net Assets

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

14. Financial Highlights

The following per share data and financial ratios have been derived from information provided in the consolidated financial statements of the Company. The following is a schedule of financial highlights for one share of common stock for the nine months ended September 30, 2016 and September 30, 2015.

	For the nine months ended September 30, 2016 (Unaudited)	For the nine months ended September 30, 2015 (Unaudited)
Per share data(1)
Net asset value, beginning of period	$14.43	$14.87
Net investment income (loss)	1.21	1.09
Net realized and unrealized gains (losses)	(1.16)	(0.06)
Benefit for taxes on unrealized appreciation on investments	0.23	0.04
Net increase (decrease) in net assets resulting from operations	0.28	1.07
Distributions to shareholders:(2)
From net investment income	(1.02)	(1.02)
Net asset value, end of period	$13.69	$14.92
Market value per share, end of period	$12.99	$11.59
Total return based on net asset value(3)(4)	1.9%	7.2%
Total return based on market value(3)(4)	20.8%	0.9%
Shares outstanding at end of period	13,490,636	13,516,766
Ratio/Supplemental Data:
Net assets, at end of period	$184,658,193	$201,733,672
Ratio of total expenses before waiver to average net assets(5)	9.36%	7.60%
Ratio of interest expenses to average net assets(5)	3.47%	2.31%
Ratio of incentive fees to average net assets(5)	1.62%	1.82%
Ratio of waiver of management and incentive fees to average net assets(5)	—%	0.66%
Ratio of net expenses to average net assets(5)	9.36%	6.94%
Ratio of net investment income (loss) before waiver to average net assets(5)	11.37%	9.12%
Ratio of net investment income (loss) after waiver to average net assets(5)	11.37%	9.78%
Total Credit Facility payable outstanding	$70,872,238	$52,654,738
Total Notes payable outstanding	$55,000,000	$40,000,000
Asset coverage ratio(6)	2.5	3.2
Portfolio turnover rate(4)	35%	18%

(1)	The per share data was derived by using the average shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(4)	Not Annualized.
(5)	Annualized.
(6)	Asset coverage ratio is equal to (i) the sum of (A) net assets at the end of the period and (B) debt outstanding at the end of the period, divided by (ii) total debt outstanding at the end of the period.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

15. Unconsolidated Significant Subsidiaries

In accordance with the SEC’s Regulation S-X and GAAP, we have subsidiaries that are not required to be consolidated. We have certain unconsolidated significant subsidiaries that pursuant to Rule 4-08(g) of Regulation S-X, summarized financial information is presented below in aggregate as of and for the nine months ended September 30, 2016 and as of and for the year ended December 31, 2015.

Balance Sheet	As of September 30, 2016
Current Assets	5,202,602
Noncurrent Assets	18,428,919
Current Liabilities	1,355,589
Noncurrent Liabilities	13,092,339

Balance Sheet	As of December 31, 2015
Current Assets	9,799,192
Noncurrent Assets	25,016,525
Current Liabilities	3,982,975
Noncurrent Liabilities	20,000,000

Income Statement	For the nine months ended September 30, 2016
Net Sales	9,830,872
Gross Profit	3,422,132
Net Income/EBITDA	2,263,233

Income Statement	For the year ended December 31, 2015
Net Sales	26,808,399
Gross Profit	4,817,956
Net Income (Loss)	(8,829,955)

In addition to the risks associated with our investments in general, there are unique risks associated with our investments in each of these entities.

For example, the business and growth of FST Technical Services, LLC (“FST”) depends in large part on the continued trend toward outsourcing of certain services in the semiconductor and biopharmaceutical industries. There can be no assurance that this trend in outsourcing will continue, as companies may elect to perform such services internally. A significant change in the direction of this trend generally, or a trend in the semiconductor and biopharmaceutical industry not to use, or to reduce the use of, outsourced services such as those provided by it, could significantly decrease its revenues and such decreased revenues could have a material adverse effect on it or its results operations or financial condition.

DRC Emergency Services, LLC (“DRC”) was sold to a third party on January 19, 2016. As such, summary financial information for DRC is included for the year ended December 31, 2015 and is not included for the nine months ended September 30, 2016.

16. Subsequent Events

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Subsequent to September 30, 2016, the following activity occurred:

On October 6, 2016, a $0.34 per share dividend was paid to shareholders of record as of September 30, 2016.

On October 19, 2016, Alcentra sold its interest in Tunnel Hill in a secondary sale for $10,153,722.

On October 21, 2016, Alcentra sold its equity interest in Media Storm and Dentistry for Children in a secondary sale for $3,782,540.

On October 21, 2016, Alcentra assigned $8.0 million of its interest in LRI to a third party.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

16. Subsequent Events  – (continued)

On October 24, 2016, Alcentra invested $6.0 million in Lugano Diamond and Jewelry, Inc (Libor + 10.75 Senior Secured Note).

On October 27, 2016, Alcentra invested $10.0 million in Safe Security (13.0% Cash/1.0% PIK Subordinated Note).

On October 28, 2016, Aphena Pharma repaid its debt investment in the amount of $1.1 million.

On November 1, 2016, after receiving more information on a recapitalization, we surrendered our preferred shares and warrant units as part of the recapitalization of a remediation services company. As a result, we realized a loss in the amount equal to the unrealized depreciation recorded on these investments as of September 30, 2016.

On November 3, 2016, the Board of Directors approved the 2016 fourth quarter dividend of $0.34 per share for shareholders of record date December 31, 2016 and payable January 5, 2017.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Alcentra Capital Corporation and Subsidiary

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments of Alcentra Capital Corporation and Subsidiary (the “Company”), as of December 31, 2015 and 2014, and the related consolidated statements of operations, changes in net assets, and cash flows for the year ended December 31, 2015 and for the period from May 8, 2014 (commencement of operations) through December 31, 2014 and the statements of operations, changes in net assets and cash flows of BNY Mellon-Alcentra Mezzanine III, L.P. for the period from January 1, 2014 through May 7, 2014, and related notes to the consolidated financial statements. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. Our procedures included confirmation of securities owned as of December 31, 2015 and 2014, by correspondence with portfolio companies, or by other appropriate audit procedures. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Alcentra Capital Corporation and Subsidiary as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the year ended December 31, 2015 and for the period from May 8, 2014 (commencement of operations) through December 31, 2014 and the results of BNY Mellon-Alcentra Mezzanine III, L.P.’s operations and its cash flows for the period from January 1, 2014 through May 7, 2014 in conformity with U.S. generally accepted accounting principles.

March 9, 2016

Report of Independent Registered Public Accounting Firm

The Partners
BNY Mellon-Alcentra Mezzanine III, L.P.:

We have audited the accompanying statement of assets and liabilities of BNY Mellon-Alcentra Mezzanine III, L.P. (the “Partnership”), including the schedule of investments as of December 31, 2013 and the related statements of operations, changes in net assets, and cash flows for the year ended December 31, 2013, and related notes to the financial statements. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with portfolio companies, or by other appropriate audit procedures. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BNY Mellon-Alcentra Mezzanine III, L.P. as of December 31, 2013, and the results of its operations and its cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

March 9, 2016

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Assets and Liabilities

	As of December 31, 2015	As of December 31, 2014
Assets
Portfolio investments, at fair value
Non-controlled, non-affiliated investments, at fair value (cost of $219,715,263 and $165,921,535, respectively)	$221,349,073	$167,325,100
Non-controlled, affiliated investments, at fair value (cost of $56,426,475 and $61,564,299, respectively)	59,243,999	61,253,192
Controlled, affiliated investments, at fair value (cost $27,289,995 and $26,596,938, respectively)	15,748,539	30,055,562
Total of portfolio investments, at fair value (cost $303,431,733 and $254,082,772, respectively)	296,341,611	258,633,854
Cash	4,866,972	10,022,617
Dividends and interest receivable	2,607,205	1,417,500
Receivable for investments sold	—	4,753
Deferred financing costs	2,183,881	1,986,520
Deferred note offering costs	1,156,622	25,743
Deferred tax asset	1,382,408	—
Prepaid expenses and other assets	113,730	128,388
Total Assets	$308,652,429	$272,219,375
Liabilities
Credit facility payable	$63,504,738	$62,499,154
Notes payable	40,000,000	—
Payable for investments purchased	—	8,717
Other accrued expenses and liabilities	271,801	539,417
Directors’ fees payable	37,025	85,692
Professional fees payable	481,333	409,628
Interest and credit facility expense payable	813,222	216,476
Management fee payable	1,302,213	615,668
Income-based incentive fees payable	1,081,797	—
Distributions payable	4,595,700	4,595,700
Unearned structuring fee revenue	689,577	517,339
Income tax liability	842,812	45,272
Deferred tax liability	—	1,697,004
Total Liabilities	113,620,218	71,230,067
Commitments and Contingencies (Note 13)
Net Assets
Common stock, par value $0.001 per share (100,000,000 shares authorized, 13,516,766 and 13,516,766 shares issued and outstanding, respectively)	13,517	13,517
Additional paid-in capital	197,652,086	197,838,155
Accumulated net realized gain	2,791,590	71,712
Undistributed net investment income	1,130,327	211,846
Net unrealized appreciation (depreciation) on investments, net of (Benefit) provision for taxes of $(534,813) and $1,697,004 as of December 31, 2015 and December 31, 2014, respectively	(6,555,309)	2,854,078
Total Net Assets	195,032,211	200,989,308
Total Liabilities and Net Assets	$308,652,429	$272,219,375
Net Asset Value Per Share	$14.43	$14.87

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Operations

		BNY Mellon-Alcentra Mezzanine III, L.P.		BNY Mellon-Alcentra Mezzanine III, L.P.
	For the year ended December 31, 2015	For the period from January 1, 2014 through May 7, 2014	For the period from May 8, 2014* through December 31, 2014	For the year ended December 31, 2013
Investment Income:
From non-controlled, non-affiliated investments:
Interest income from portfolio investments	$19,225,065	$2,335,475	$7,099,277	$5,389,235
Paid-in-kind interest income from portfolio investments	3,128,501	569,637	1,793,553	1,569,746
Other income from portfolio investments	1,819,533	649,961	316,063	160,829
Dividend income from portfolio investments	302,874	251,752	576,520	—
From non-controlled, affiliated investments:
Interest income from portfolio investments	4,231,004	1,089,807	2,676,843	3,011,199
Paid in-kind income from portfolio investments	2,632,281	341,850	1,201,757	105,732
Other income from portfolio investments	72,320	788,083	2,967	45,622
From controlled, affiliated investments:
Interest income from portfolio investments	2,280,106	769,953	1,701,725	727,777
Paid in-kind income from portfolio investments	159,722	521,321	625,083	30,556
Other income from portfolio investments	64,843	444,055	172,426	10,687
Total investment income	33,916,249	7,761,894	16,166,214	11,051,383
Expenses:
Management fees	4,943,886	699,473	2,506,937	2,828,119
Income-based incentive fees	2,270,450	—	—	—
Capital gains incentive fees	1,001,467	—	966,059	—
Professional fees	966,671	84,642	800,873	416,181
Valuation services	419,264	—	376,405	—
Interest and credit facility expense	4,142,013	50,214	1,016,505	138,224
Amortization of deferred financing costs	867,786	—	326,835	—
Directors’ fees	243,726	—	192,608	—
Insurance expense	272,331	—	183,882	—
Other expenses	491,953	7	212,248	159,212
Total expenses	15,619,547	834,336	6,582,352	3,541,736
Waiver of management fees by the Investment Advisor	—	—	(1,051,811)	—
Waiver of capital gains incentive fees	(1,001,467)	—	(966,059)	—
Net expenses	14,618,080	834,336	4,564,482	3,541,736
Net investment income	19,298,169	6,927,558	11,601,732	7,509,647
Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) From Portfolio Investments
Net realized gain (loss) on:
Non-controlled, non-affiliated investments	2,722,992	51,961	178,297	3,547,235
Non-controlled, affiliated investments	—	—	29,203	—
Controlled, affiliated investments	—	—	71,711	—
Net realized gain (loss) from portfolio investments	2,722,992	51,961	279,211	3,547,235

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Operations – (continued)

		BNY Mellon-Alcentra Mezzanine III, L.P.		BNY Mellon-Alcentra Mezzanine III, L.P.
	For the year ended December 31, 2015	For the period from January 1, 2014 through May 7, 2014	For the period from May 8, 2014* through December 31, 2014	For the year ended December 31, 2013
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	$230,245	$2,974,591	$1,403,565	$2,420,675
Non-controlled, affiliated investments	3,128,631	—	(311,107)	(2,491,813)
Controlled, affiliated investments	(15,000,080)	—	3,458,624	(1,333,333)
Net change in unrealized appreciation (depreciation) from portfolio investments	(11,641,204)	2,974,591	4,551,082	(1,404,471)
Benefit/(Provision) for taxes on unrealized gain on investments	2,231,817	—	(1,697,004)	—
Net realized gain (loss) and net change in unrealized appreciation (depreciation) from portfolio investments	(6,686,395)	3,026,552	3,133,289	2,142,764
Net Increase in Net Assets Resulting from Operations	$12,611,774	$9,954,110	$14,735,021	$9,652,411
Basic and diluted:
Net investment income per share	$1.43	N.A.	$0.86	N.A.
Earnings per share	$0.93	N.A.	$1.09	N.A.
Weighted Average Shares of Common Stock Outstanding	13,516,766	N.A.	13,516,766	N.A.

*	Commencement of operations of the Company.

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Changes in Net Assets

		BNY Mellon-Alcentra Mezzanine III, L.P.		BNY Mellon-Alcentra Mezzanine III, L.P.
	For the year ended December 31, 2015	For the period from January 1, 2014 through May 7, 2014	For the period from May 8, 2014* through December 31, 2014	For the year ended December 31, 2013
Beginning Balances
General Partner	N.A.	4,967,879	N.A.	3,237,056
Limited Partners	N.A.	105,671,548	N.A.	93,482,529
Total Beginning Balances	N.A.	110,639,427	N.A.	96,719,585
Capital contributions
General Partner	N.A.	—	N.A.	—
Limited Partners	N.A.	58,915,014	N.A.	29,183,860
Total	N.A.	58,915,014	N.A.	29,183,860
Distributions
General Partner	N.A.	—	N.A.	(74,140)
Limited Partners	N.A.	(3,941,341)	N.A.	(24,842,289)
Total	N.A.	(3,941,341)	N.A.	(24,916,429)
Net increase in net assets resulting from operations
General Partner	N.A.	924,600	N.A.	—
Limited Partners	N.A.	9,029,510	N.A.	9,652,411
Total	N.A.	9,954,110	N.A.	9,652,411
Carried interest allocation
General Partner	N.A.	(5,966,619)	N.A.	1,804,963
Limited Partners	N.A.	5,966,619	N.A.	(1,804,963)
Total	N.A.	—	N.A.	—
Total – General Partner	N.A.	(74,140)	N.A.	4,967,879
Total – Limited Partners	N.A.	175,641,350	N.A.	105,671,548
Ending Balance	N.A.	$175,567,210	N.A.	$110,639,427
Increase (decrease) in net assets resulting from operations
Net investment income	$19,298,169	N.A.	$11,601,732	N.A.
Net realized gain (loss) on investments	2,722,992	N.A.	279,211	N.A.
Net change in unrealized appreciation (depreciation) on investments	(11,641,204)	N.A.	4,551,082	N.A.
Benefits/(Provision) for taxes on unrealized gain on investments	2,231,817	N.A.	(1,697,004)	N.A.
Net increase (decrease) in net assets resulting from operations	12,611,774	N.A.	14,735,021	N.A.
Capital transactions
Proceeds from issuance of common stock from initial public offering (net of sales load)	—	N.A.	107,912,490	N.A.
Proceeds from issuance of common stock to Limited Partners	—	N.A.	91,500,000	N.A.
Offering costs	(186,069)	N.A.	(1,562,318)	N.A.
Net increase (decrease) in net assets resulting from capital transactions	(186,069)	N.A.	197,850,172	N.A.
Distributions to shareholders from:
Net investment income	(18,382,802)	N.A.	(11,597,385)	N.A.
Realized gains	—	N.A.	—	N.A.
Total distributions to shareholders	(18,382,802)	N.A.	(11,597,385)	N.A.
Total increase (decrease) in net assets	(5,957,097)	N.A.	200,987,808	N.A.
Net assets at beginning of period	200,989,308	N.A.	1,500	N.A.
Net assets at end of period [including Accumulated net investment income of $1,127,213 and $211,846, respectively]	$195,032,211	N.A.	$200,989,308	N.A.
Dividends declared per common share:	$1.360	N.A.	$0.858	N.A.

*	Commencement of operations of the Company.

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Cash Flows

		BNY Mellon-Alcentra Mezzanine III, L.P.		BNY Mellon-Alcentra Mezzanine III, L.P.
	For the year ended December 31, 2015	For the period from January 1, 2014 through May 7, 2014	For the period from May 8, 2014* through December 31, 2014	For the year ended December 31, 2013
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$12,611,774	$9,954,110	$14,735,021	$9,652,411
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss from portfolio investments	(2,722,992)	(51,961)	(279,211)	(3,547,235)
Net change in unrealized (appreciation) depreciation of portfolio investments	11,641,204	(2,974,591)	(4,551,082)	1,404,471
Deferred tax asset	(1,382,408)	—	—	—
Deferred tax liability	1,697,004	—	1,697,004	—
Paid in-kind interest income from portfolio investments	(5,920,504)	(1,432,808)	(2,884,534)	(1,706,034)
Accretion of discount on debt securities	(444,557)	(2,122,109)	(562,728)	(190,362)
Purchases of portfolio investments	(96,601,564)	(48,769,079)	(203,211,258)	(40,716,147)
Net proceeds from sales/return of capital of portfolio investments	56,340,657	15,780,666	44,354,959	19,707,026
Amortization of deferred financing costs	867,786	—	326,835	—
(Increase) decrease in operating assets:
Dividends and interest receivable	(1,189,705)	87,770	(1,417,500)	(434,873)
Receivable for investments sold	4,753	—	(4,753)	—
Due from Limited Partners	—	(30,023)	—	232,738
Prepaid expenses and other assets	14,658	348,518	(128,388)	—
Increase (decrease) in operating liabilities:
Payable for investments purchased	(8,717)	—	8,717	—
Other accrued expenses and liabilities	(267,616)	25,661	539,417	195,769
Due to affiliate	—	(5,940)	—	9,273
Directors' fees payable	(48,667)	—	85,692	—
Professional fees payable	71,705	—	409,628	—
Interest and credit facility expense payable	596,746	(15,614)	216,476	9,202
Management fee payable	686,545	(714,014)	615,668	715,014
Income-based incentive fees payable	1,081,797	—	—	—
Unearned structuring fee revenue	172,238	—	517,339	—
Income tax	797,540	—	45,272	—
Net cash used in operating activities	(25,396,332)	(29,919,414)	(149,487,426)	(14,488,222)

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Statements of Cash Flows – (continued)

		BNY Mellon-Alcentra Mezzanine III, L.P.		BNY Mellon-Alcentra Mezzanine III, L.P.
	For the year ended December 31, 2015	For the period from January 1, 2014 through May 7, 2014	For the period from May 8, 2014* through December 31, 2014	For the year ended December 31, 2013
Cash Flows from Financing Activities
Proceeds from issuance of common stock from initial public offering	—	—	107,912,490	—
Proceeds from bridge facility	—	—	94,154,819	—
Payment of bridge facility	—	—	(94,154,819)	—
Financing costs paid	(1,065,147)	—	(2,313,355)	—
Offering costs paid	(1,316,948)	—	(1,588,061)	—
Proceeds from credit facility payable	255,102,027	15,000,000	96,386,654	39,071,413
Repayments of credit facility payable	(254,096,443)	(30,000,000)	(33,887,500)	(29,071,413)
Proceeds from notes payable	40,000,000	—	—	—
Distributions paid to shareholders	(18,382,802)	—	(7,001,685)	—
Capital contributions received from partners	—	58,834,796	—	29,264,078
Cash distributions paid to partners	—	(3,941,341)	—	(24,916,261)
Net cash provided by (used in) financing activities	20,240,687	39,893,455	159,508,543	14,347,817
Increase (decrease) in cash and cash equivalents	(5,155,645)	9,974,041	10,021,117	(140,405)
Cash at beginning of period	10,022,617	729,431	1,500	869,836
Cash and Cash Equivalents at End of Period	$4,866,972	10,703,472	$10,022,617	729,431
Supplemental and non-cash financing activities:
Cash paid during the period for interest	$3,870,973	$65,828	$800,029	$129,022
Accrued offering costs	$2,485	$—	$31,687	$—
Accrued distributions payable	$4,595,700	$168	$4,595,700	$—
Acquisition of investments via exchange of common shares of the Company	$—	$—	$91,500,000	$—

*	Commencement of operations of the Company.

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments
As of December 31, 2015

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 113.49%
Senior Secured – First Lien — 36.58%
A2Z Wireless Holdings, Inc.(2),(3)	Telecommunications	LIBOR + 11.75%		3/31/2018	9,885,542	$9,722,622	$10,379,594	5.32%
Aphena Pharma Solutions(4)	Packaging	8.50% Cash, 2.0% PIK		3/3/2019	3,792,657	3,792,657	3,792,657	1.94%
Black Diamond Rentals	Oil & Gas Services	12% Cash, 5.0% PIK		7/8/2018	13,127,489	13,127,489	13,127,489	6.73%
HealthFusion, Inc.	High Tech Industries	13% Cash		10/7/2018	4,750,000	4,750,000	4,892,913	2.51%
IGT(3)	Industrial Services	LIBOR + 9.25% Cash	1.00%	12/10/2019	9,168,757	9,080,156	9,168,757	4.70%
NTI Holding, LLC(3)	Telecommunications	LIBOR + 8.0% Cash	1.00%	3/30/2021	7,835,625	7,757,269	7,835,625	4.02%
NWN Corporation(3)	Technology & IT	LIBOR + 9.0% Cash	1.00%	10/16/2020	4,968,750	4,869,375	4,968,750	2.55%
Response Team Holdings LLC(3)	Restoration Services	LIBOR + 8.50% Cash, 1.00% PIK	2.00%	3/28/2019	9,902,334	9,902,334	10,001,000	5.13%
Stancor, Inc.(3)	Wholesale/Distribution	LIBOR + 8.0%	0.75%	8/19/2019	5,981,818	5,981,818	5,981,818	3.07%
Triton Technologies(4)	Call Center Services	8.50% Cash, 2.0% PIK		10/23/2018	1,200,000	1,188,731	1,200,000	0.61%
Total Senior Secured – First Lien						70,172,451	71,348,603	36.58%
Senior Secured – Second Lien — 36.51%
Alpine Waste(3)	Waste Services	LIBOR + 9.0% Cash, 0.5% PIK	1.00%	12/30/2020	11,047,685	$11,047,685	$11,047,685	5.66%
Bioventus(3)	Healthcare: Orthopedic Products	LIBOR + 10.0% Cash	1.00%	4/10/2020	12,000,000	11,810,851	12,000,000	6.15%
Conisus LLC(3)	Media: Advertising, Printing & Publishing	LIBOR + 10.25% Cash	1.00%	6/23/2021	11,750,000	11,750,000	11,750,000	6.03%
Graco Supply Company	Aerospace	12% Cash		3/17/2021	4,000,000	4,000,000	4,000,000	2.05%
Medsurant Holdings, LLC	Healthcare Services	12.25% Cash		6/18/2021	6,200,000	6,138,000	6,200,000	3.18%
My Alarm Center, LLC(3)	Security	LIBOR + 11.0% Cash	1.00%	7/9/2019	9,500,000	9,500,000	9,500,000	4.87%
Nation Safe Drivers (NSD)(3)	Automotive Business Services	LIBOR + 8.0%	2.00%	9/29/2020	11,721,154	11,721,154	11,721,154	6.01%
Xpress Global Systems, LLC(3)	Transportation Logistics	LIBOR + 10.5%, 2% PIK	1.00%	4/10/2020	5,454,778	4,986,386	4,986,386	2.56%
Total Senior Secured – Second Lien						70,954,076	71,205,225	36.51%
Senior Subordinated — 26.17%
Dentistry For Children, Inc.	Healthcare Services	11% Cash, 2.25% PIK		9/1/2017	14,836,488	$14,836,488	$14,836,488	7.61%
GST Autoleather	Automotive Business Services	11% Cash, 2.0% PIK		1/11/2021	8,242,827	8,242,827	8,242,827	4.22%
Media Storm, LLC	Media & Entertainment	10% Cash		8/28/2019	2,454,545	2,454,545	2,454,545	1.26%
Pharmalogic Holdings Corp.	Healthcare Services	12% Cash		9/1/2021	15,500,000	15,500,000	15,500,000	7.95%
Radiant Logistics(3)	Transportation Logistics	LIBOR + 11% Cash	1.00%	4/2/2021	10,000,000	$10,000,000	$10,000,000	5.13%
Total Senior Subordinated						51,033,860	51,033,860	26.17%
Equity/Other — 14.23%
City Carting Holding Company, Inc., Series A Preferred Shares(5)	Waste Services	22% PIK		4/30/2016	8,542,950	$8,542,950	$8,542,950	4.38%
Series B Preferred Shares(5)		18% PIK		4/30/2016	4,152,842	4,152,841	3,152,999	1.62%
						12,695,791	11,695,949	6.00%
Dentistry For Children, Inc., Class A-1 Units(6)	Healthcare Services				2,000,000	2,203,000	4,136,000	2.12%
HealthFusion, Inc., Warrants(6)	High Tech Industries				418,000	418,000	2,115,000	1.08%
IGT, Preferred Shares(6)	Industrial Services				1,079,684	1,079,684	900,000	0.46%
Common Shares(6)					44,000	44,000	—	—
						1,123,684	900,000	0.46%

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments – (continued)
As of December 31, 2015

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Media Storm, LLC, Preferred Shares(6)	Media & Entertainment				1,216,204	2,346,964	795,999	0.41%
NTI Holding, LLC Common Shares(6)	Telecommunications				350,000	350,000	610,000	0.31%
Response Team Holdings LLC, Preferred Shares	Restoration Services	12% PIK		3/28/2019	2,928,437	2,928,437	2,928,437	1.50%
Warrants(6)					5	—	303,000	0.16%
						2,928,437	3,231,437	1.66%
Wholesome Sweeteners, Inc., Common Shares(6)	Food & Beverage				5,000	5,000,000	3,788,000	1.94%
Xpress Global Systems, LLC, Warrants(6)	Transportation Logistics				489,000	489,000	489,000	0.25%
Total Equity/Other						27,554,876	27,761,385	14.23%
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						219,715,263	221,349,073	113.49%
Investments in Non-Controlled, Affiliated Portfolio Companies — 30.38%*
Senior Secured – First Lien — 1.85%
Show Media, Inc.	Media & Entertainment	5.5% Cash, 5.5% PIK		8/10/2017	3,984,269	$3,775,048	$3,610,000	1.85%
Total Senior Secured – First Lien						3,775,048	3,610,000	1.85%
Senior Secured – Second Lien — 6.19%
Southern Technical Institute, Inc.(3)	Education	LIBOR + 9.75%	1.00%	12/2/2020	12,061,333	$12,061,333	$12,061,333	6.19%
Total Senior Secured – Second Lien		Cash, 2% PIK				12,061,333	12,061,333	6.19%
Senior Subordinated — 15.09%
ACT Lighting	Wholesale	12% Cash, 2% PIK		7/24/2019	8,506,733	$8,372,671	$8,506,733	4.36%
		8% PIK		7/24/2020	1,964,331	1,815,097	1,860,000	0.96%
						10,187,768	10,366,733	5.32%
Battery Solutions, Inc.	Environmental/ Recycling Services	6% Cash, 8% PIK		12/20/2018	2,045,181	$2,045,181	$2,045,181	1.05%
DBI Holding, LLC	Infrastructure Maintenance	12% Cash, 4% PIK		9/6/2019	9,032,780	9,032,780	9,032,780	4.63%
		16% PIK		9/6/2019	8,444,350	8,059,285	7,980,000	4.09%
						17,092,065	17,012,780	8.72%
Total Senior Subordinated						29,325,014	29,424,694	15.09%
Equity/Other — 7.25%
ACT Lighting, Warrants(6)	Wholesale			7/24/2019	143,000	$143,000	$2,387,000	1.22%
Battery Solutions, Inc., Class A Units(6)	Environmental/ Recycling Services				5,000,000	1,058,000	530,000	0.27%
Class E Units		8% PIK		12/20/2018	3,519,973	3,519,973	3,519,973	1.80%
						4,577,973	4,049,973	2.07%
DBI Holding, LLC, Warrants(6)	Infrastructure Maintenance			3/6/2024	519,412	519,412	5,882,000	3.02%
Show Media, Inc., Units(6)	Media & Entertainment				4,092,210	3,747,428	—	—
Warrants(6)					—	—	—	—
						3,747,428	—	—
Southern Technical Institute, Inc., Class A Units(6)	Education				3,164,063	2,167,000	1,828,999	0.94%
Warrants(6)					110,267	110,267	—	—
						2,277,267	1,828,999	0.94%
Total Equity/Other						11,265,080	14,147,972	7.25%
Total Investments in Non-Controlled, Affiliated Portfolio Companies						56,426,475	59,243,999	30.38%

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments – (continued)
As of December 31, 2015

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Controlled, Affiliated Portfolio Companies — 8.07%**
Senior Secured – First Lien — 6.92%
DRC Emergency Services	Disaster Recovery Services	10% Cash		1/11/2020	5,000,000	$5,000,000	$—	—
		8% Cash		6/30/2016	1,199,893	1,199,893	835,000	0.43%
						6,199,893	835,000	0.43%
FST Technical Services, LLC	Technology & Telecom	12% Cash, 5.0% PIK		11/18/2018	12,659,722	12,659,722	12,659,722	6.49%
Total Senior Secured – First Lien						18,859,615	13,494,722	6.92%
Equity/Other — 1.15%
DRC Emergency Services, Preferred Shares	Disaster Recovery Services	10% PIK			7,885,459	$6,623,838	$969,817	0.49%
FST Technical Services, LLC, Common Shares	Technology & Telecom	9% PIK			1,750,000	1,806,542	1,284,000	0.66%
Total Equity/Other						8,430,380	2,253,817	1.15%
Total Investments in Controlled, Affiliated Portfolio Companies						27,289,995	15,748,539	8.07%
Total Investments						303,431,733	296,341,611	151.94%
Liabilities In Excess Of Other Assets							(101,309,400)	(51.94)%
Net Assets							$195,032,211	100.00%

*	Denotes investments in which the Partnership is an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 5% but less than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2015 in these affiliated investments are as follows:

Name of Issuers	Fair Value at December 31, 2014	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at December 31, 2015
ACT Lighting	$10,849,399	$321,902	$—	$1,393,060	$12,753,733
Battery Solutions, Inc.	4,576,000	3,688,255	3,333,333	617,795	6,095,154
DBI Holding, LLC	16,102,785	1,677,744	—	2,866,050	22,894,780
Net Access Corporation	9,412,000	—	10,729,267	34,748	—
Show Media, Inc.	4,596,000	3,639,487	3,423,107	651,883	3,610,000
Southern Technical Institute, Inc.	15,717,008	61,333	—	1,372,069	13,890,332
	$61,253,192	$9,388,721	$17,485,707	$6,935,605	$59,243,999
**	Denotes investments in which the Partnership is an “Affiliate Person” and exceeding a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2015 in these affiliated and controlled investments are as follows:

Name of Issuers	Fair value at December 31, 2014	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at December 31, 2015
The DRC Group	$12,596,562	$533,333	$—	$564,704	$1,804,817
FST Technical Services, LLC	17,459,000	159,722	—	1,939,967	13,943,722
	$30,055,562	$693,055	$—	$2,504,671	$15,748,539
***	Pledged as collateral under the Credit Facility with ING Capital LLC.

See notes to consolidated financial statements

Alcentra Capital Corporation and Subsidiary

Consolidated Schedule of Investments – (continued)
As of December 31, 2015

(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.
(2)	The investment has an unfunded commitment as of December 31, 2015 which is excluded from the presentation (see Note 13).
(3)	The principal balance outstanding for all floating rate loans is indexed to LIBOR or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.
(4)	The investments are portfolio companies of Enhanced Equity Fund, L.P. (“EEF”). EEF has guaranteed the portfolio company's obligations to the company pursuant to this investment.
(5)	City Carting Holding Company, Inc. is in the process of exploring strategic alternatives. As a result, maturity dates of Preferred Shares have been extended to 4/30/16.
(6)	Non-income producing security.

Abbreviation Legend
PIK — Payment-In-Kind

See notes to consolidated financial statements

Alcentra Capital Corporation

Consolidated Schedule of Investments
As of December 31, 2014

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 83.25%
Senior Secured – First Lien — 36.94%
Aphena Pharma Solutions(8)	Packaging	8.50% Cash, 2.0% PIK		3/3/2019	3,716,716	$3,716,716	$3,716,716	1.85%
Black Diamond Rentals	Oil & Gas Services	12% Cash, 2.0% PIK		7/8/2018	12,767,248	12,767,248	13,044,000	6.49%
Datascan Holdings, Inc.(7)	Business Services	LIBOR + 9.75%	1.00%	12/17/2018	3,000,000	3,000,000	3,000,000	1.49%
HealthFusion, Inc.(2)	Healthcare Services	13% Cash		10/7/2018	5,750,000	5,750,000	5,980,000	2.97%
IGT(2),(7)	Industrial Services	LIBOR + 8.50% Cash	1.00%	12/10/2019	9,000,000	8,893,250	9,000,000	4.48%
North Atlantic Petroleum(3)	Retail Distribution	10.75% Cash		11/13/2017	14,625,000	14,625,000	14,625,000	7.28%
Response Team Holdings LLC(7)	Restoration Services	LIBOR + 8.50% Cash, 1.00% PIK	2.00%	3/28/2019	9,518,307	9,518,307	9,520,288	4.74%
Stancor, Inc.(7)	Wholesale/Distribution	LIBOR + 8.0%	0.75%	8/19/2019	7,000,000	7,000,000	7,000,000	3.48%
Triton Technologies(8)	Call Center Services	8.50% Cash, 2.0% PIK		10/23/2018	1,200,000	1,185,145	1,201,000	0.60%
Well Biz Brands(8)	Consumer Services	8.50% Cash, 2.0% PIK		10/23/2018	7,167,144	7,167,144	7,167,144	3.56%
Total Senior Secured – First Lien						73,622,810	74,254,148	36.94%
Senior Secured – Second Lien — 17.29%
Alpine Waste(2),(7)	Waste Services	LIBOR + 9.0% Cash, 0.5% PIK	1.00%	12/30/2020	9,000,000	$9,000,000	$9,000,000	4.48%
Bioventus(7)	Healthcare: Orthopedic Products	LIBOR + 10.0% Cash	1.00%	4/10/2020	12,000,000	11,760,000	12,000,000	5.97%
Nation Safe Drivers (NSD)(2),(7)	Automotive	LIBOR + 8.0%	2.00%	9/29/2020	6,173,798	6,173,798	6,173,798	3.07%
Puerto Rico Cable Acquisition Company d/b/a Choice Cable TV(7)	Media: Broadcasting & Subscription	LIBOR + 8.50%	1.00%	5/30/2019	7,500,000	7,397,404	7,575,000	3.77%
Total Senior Secured – Second Lien						34,331,202	34,748,798	17.29%
Senior Subordinated — 12.46%
Dentistry For Children, Inc.(2)	Healthcare Services	11% Cash, 2.25% PIK		9/1/2017	14,506,700	$14,506,700	$14,506,700	7.22%
GST Autoleather	Automotive	11% Cash, 2.0% PIK		1/11/2021	8,077,778	8,077,778	8,077,778	4.02%
Media Storm, LLC	Media & Entertainment	10% Cash		8/28/2019	2,454,545	2,454,545	2,454,545	1.22%
Total Senior Subordinated						25,039,023	25,039,023	12.46%
Equity/Other — 16.56%
American Addiction Centers, Series A Redeemable Preferred Equity(4)	Healthcare & Pharmaceuticals	12% Cash		4/15/2017	8,000,000	$8,000,000	$8,160,000	4.06%
City Carting Holding Company, Inc., Series A Preferred Shares	Waste Management	7% Cash, 15% PIK		4/30/2015	7,478,639	$7,478,639	$7,478,639	3.72%
Series B Preferred Shares		10% Cash, 8% PIK			3,876,840	3,876,840	3,876,840	1.93%
						11,355,479	11,355,479	5.65%
Dentistry For Children, Inc., Class A-1 Units(5)	Healthcare Services				1,500,000	2,203,000	2,262,000	1.13%
HealthFusion, Inc., Warrants(5)	Healthcare Services				418,000	418,000	754,000	0.38%
IGT, Preferred Shares(5)	Industrial Services				962,651	962,651	962,651	0.48%
Common Shares(5)					44,000	44,000	44,000	0.02%
						1,006,651	1,006,651	0.50%
Media Storm, LLC, Preferred Shares(5)	Media & Entertainment				1,216,204	2,346,964	2,555,000	1.27%
Response Team Holdings LLC, Preferred Shares	Restoration Services	12% PIK		3/28/2019	2,598,406	2,598,406	2,599,001	1.29%
Response Team Holdings LLC, Warrants(5)					5	—	—	—
Wholesome Sweeteners, Inc., Common Shares(5)	Food & Beverage				5,000	5,000,000	4,591,000	2.28%
Total Equity/Other						32,928,500	33,283,131	16.56%
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						165,921,535	167,325,100	83.25%

See notes to consolidated financial statement

Alcentra Capital Corporation

Consolidated Schedule of Investments – (continued)
As of December 31, 2014

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Non-Controlled, Affiliated Portfolio Companies — 30.48%*
Senior Secured – First Lien — 2.29%
Show Media, Inc.	Media & Entertainment	11.0% PIK		8/10/2017	7,535,778	$6,761,028	$4,596,000	2.29%
Total Senior Secured – First Lien						6,761,028	4,596,000	2.29%
Senior Secured – Second Lien — 5.97%
Southern Technical Institute, Inc.(7)	Education	LIBOR + 9.75%	1.00%	12/2/2020	12,000,000	$12,000,000	$12,000,000	5.97%
Total Senior Secured – Second Lien						12,000,000	12,000,000	5.97%
Senior Subordinated — 14.90%
ACT Lighting	Wholesale	12% Cash, 2% PIK		7/24/2019	8,336,399	$8,177,158	$8,336,399	4.15%
		8% PIK		7/24/2020	1,812,763	1,640,216	1,680,000	0.84%
						9,817,374	10,016,399	4.99%
Battery Solutions, Inc.	Environmental/Recycling Services	12% Cash, 2% PIK		12/20/2018	5,210,232	5,210,232	4,576,000	2.28%
DBI Holding, LLC	Infrastructure Maintenance	12% Cash, 1% PIK		9/6/2019	8,631,785	8,631,785	8,631,785	4.29%
		13% PIK		9/6/2019	7,167,600	6,709,880	6,723,000	3.34%
						15,341,665	15,354,785	7.63%
Total Senior Subordinated						30,369,271	29,947,184	14.90%
Equity/Other — 7.32%
ACT Lighting, Warrants(5)	Wholesale			7/24/2019	143,000	$143,000	$833,000	0.41%
Battery Solutions, Inc., Class A Units(5)	Environmental/Recycling Services				5,000,000	1,058,000	—	—
DBI Holding, LLC, Warrants(5)	Infrastructure Maintenance			3/6/2024	519,412	519,412	748,000	0.37%
Net Access Corporation, Class A Units(5)	Technology				3,000,000	8,112,000	9,412,000	4.68%
Show Media, Inc., Units(5),(6)	Media & Entertainment				324,321	324,321	—	—
Southern Technical Institute, Inc., Class A Units(5)	Education				3,164,063	2,167,000	3,606,741	1.80%
Warrants(5)					110,267	110,267	110,267	0.06%
						2,277,267	3,717,008	1.86%
Total Equity/Other						12,434,000	14,710,008	7.32%
Total Investments in Non-Controlled, Affiliated Portfolio Companies						61,564,299	61,253,192	30.48%
Investments in Controlled, Affiliated Portfolio Companies — 14.95%**
Senior Secured – First Lien — 9.23%
DRC Emergency Services	Disaster Recovery Services	10% Cash		1/11/2020	5,000,000	$5,000,000	$5,000,000	2.49%
		8% Cash		6/30/2016	666,560	666,560	666,560	0.33%
						5,666,560	5,666,560	2.82%
FST Technical Services, LLC	Technology & Telecom	12% Cash, 2% PIK		11/18/2018	12,500,000	12,500,000	12,879,000	6.41%
Total Senior Secured – First Lien						18,166,560	18,545,560	9.23%
Equity/Other — 5.72%
DRC Emergency Services, Preferred Shares	Disaster Recovery Services	10% PIK			7,885,459	$6,623,838	$6,930,002	3.44%
FST Technical Services, LLC, Common Shares	Technology & Telecom	9% PIK			1,750,000	1,806,540	4,580,000	2.28%
Total Equity/Other						8,430,378	11,510,002	5.72%
Total Investments in Controlled, Affiliated Portfolio Companies						26,596,938	30,055,562	14.95%
Total Investments						254,082,772	258,633,854	128.68%
Liabilities In Excess Of Other Assets							(57,644,546)	(28.68)%
Net Assets							$200,989,308	100.00%

See notes to consolidated financial statement

Alcentra Capital Corporation

Consolidated Schedule of Investments – (continued)
As of December 31, 2014

(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.
(2)	The investment has an unfunded commitment as of December 31, 2014 which is excluded from the presentation (see Note 12).
(3)	Investment is not a qualifying investment as defined under section 55 (a) of the investment Company act of 1940. Qualifying assets must represent at least 70% of total assets at the time of acquisition.
(4)	The Company provided financing to Behavioral Healthcare Realty, a wholly owned subsidiary of American Addiction Centers.
(5)	Non-income producing security.
(6)	As part of the December 2013 amendment, the senior secured notes of Show Media, Inc., contain a provision that, under certain circumstances, allow the holder to convert a portion of the notes into equity, subject to a maximum ownership of 49% of the Common Stock of the business. On December 31, 2014, we entered into an amendment whereby we elected to convert 50% of our Notes into Redeemable Convertible Preferred Stock (the “Preferred”). The Preferred has an 11% accrued dividend. The remaining note has an 11% coupon that is payable at 5.5% cash and 5.5% PIK commencing June 30, 2015.
(7)	The principal balance outstanding for all floating rate loans is indexed to LIBOR or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.
(8)	The investments are guaranteed by Enhanced Equity Fund, L.P. (“EEF”).

See notes to consolidated financial statement

Alcentra Capital Corporation

Consolidated Schedule of Investments – (continued)
As of December 31, 2014

Abbreviation Legend
PIK — Payment-In-Kind

*	Denotes investments in which the Partnership is an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 5% but less than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2014 in these affiliated investments are as follows:

Name of Issuers	Fair Value at December 31, 2013	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at December 31, 2014
ACT Lighting	$—	$11,419,162	$1,500,000	$685,229	$10,849,399
Battery Solutions, Inc.	6,075,969	68,663	—	819,578	4,576,000
DBI Holding, LLC	—	15,637,081	—	2,240,640	16,102,785
Net Access Corporation	11,964,457	—	3,920,230	359,709	9,855,000
Show Media, Inc.	6,294,000	643,862	—	818,199	4,596,000
Southern Technical Institute, Inc.	10,702,958	787,500	9,520,833	1,177,952	15,717,008
	$35,037,384	$28,556,269	$14,941,063	$6,101,307	$61,696,192

**	Denotes investments in which the Partnership is an “Affiliate Person” and exceeding a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2014 in these affiliated and controlled investments are as follows:

Name of Issuers	Fair value at December 31, 2013	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at December 31, 2014
The DRC Group	$11,906,520	$8,690,664	$8,774,638	$1,928,028	$12,596,562
FST Technical Services, LLC	14,034,723	37,779	156,873	2,306,535	17,459,000
	$25,941,243	$8,728,443	$8,931,511	$4,234,563	$30,055,562

***	Pledged as collateral under the Credit Facility with ING Capital LLC.

See notes to consolidated financial statement

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

1. Organization and Purpose

Alcentra Capital Corporation (the “Company”, “Alcentra”, “we”, “us” or “our”) was formed as a Maryland corporation on June 6, 2013 as an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is applying the guidance of Accounting Standards Codification (“ASC”) Topic 946, Financial Services Investment Companies. Alcentra is managed by Alcentra NY, LLC (the “Adviser” or “Alcentra NY”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition, for U.S. federal income tax purposes, Alcentra has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its tax year ending December 31, 2014.

The Company was formed for the purpose of acquiring certain assets held by BNY Mellon-Alcentra Mezzanine III, L.P. (the “Partnership”). The Partnership is a Delaware limited partnership, which commenced operations on May 14, 2010 (the “Commencement Date”). BNY Mellon-Alcentra Mezzanine III (GP), L.P. (the “General Partner”), a Delaware limited liability company, is the General Partner of the Partnership. BNY Mellon-Alcentra Mezzanine Partners (the “Manager”), a division of Alcentra NY and an affiliate of the General Partner, manages the investment activities of the Partnership. Alcentra NY is wholly-owned by BNY Alcentra Group Holdings, Inc. (“Alcentra Group”), which is wholly-owned by The Bank of New York Mellon Corporation.

On May 8, 2014 (commencement of operations), the Company acquired all of the assets of the Partnership other than its investment in the shares of common stock and warrants to purchase common stock of GTT Communications (the “Fund III Acquired Assets”) for $64.4 million in cash and $91.5 million in shares of Alcentra’s common stock. Concurrent with Alcentra’s acquisition of the Fund III Acquired Assets from the Partnership, Alcentra also purchased for $29 million in cash certain debt investments (the “Warehouse Portfolio”) from Alcentra Group. The Warehouse Portfolio debt investments were originated by the investment professionals of the Adviser and purchased by Alcentra Group using funds under a warehouse credit facility provided by The Bank of New York Mellon Corporation in anticipation of the initial public offering of Alcentra’s shares of common stock. Except for the $1,500 seed capital, the Company had no assets or operations prior to the acquisition of the investment portfolios of the Partnership and as a result, the Partnership is considered a predecessor entity of the Company.

On May 14, 2014, Alcentra completed its initial public offering (the “Offering”), at a price of $15.00 per share. Through its initial public offering the Company sold 6,666,666 shares for gross proceeds of approximately $100 million. Alcentra used $94.2 million of the proceeds from the Offering to fund the purchase of the warehouse portfolio, and the cash portion of the consideration paid to Fund III. On June 6, 2014, Alcentra sold 750,000 shares through the underwriters’ exercise of the overallotment option for gross proceeds of $11,250,000.

On April 8, 2014, the Company formed Alcentra BDC Equity Holdings, LLC, a wholly-owned subsidiary for tax purposes. This subsidiary allows us to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code. The financial statements of this entity are consolidated into the financial statements of Alcentra. All intercompany balances and transactions have been eliminated.

The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through debt and related equity investments in middle-market companies. The Company seeks to achieve its investment objective by originating and investing primarily in private U.S. middle-market companies (typically those with $5.0 million to $15.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization) through first lien, second lien, unitranche and mezzanine debt financing, with corresponding equity co-investments. It sources investments primarily through

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

1. Organization and Purpose  – (continued)

the network of relationships that the principals of its investment adviser have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

Upon commencement of operations, the Company also entered into an administration and custodian agreement (the “Agreement”) with State Street Bank and Trust Company (the “Administrator”).

Capitalized terms used but not defined here in, shall have the meaning assigned to them in the amended and restated Limited Partnership Agreement dated as of April 5, 2012, as amended.

2. Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements of the Partnership and the Company have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the reporting requirements of the SEC.

The accounting records of the Company and the Partnership are maintained in United States dollars.

Alcentra NY purchased the initial 100 shares for $1,500 on March 12, 2014.

Use of Estimates — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The most significant estimates relate to the valuation of the Company’s portfolio investments.

Consolidation — In accordance with Regulation S-X Article 6.03 and ASC Topic 810 — Consolidation, the Company generally will not consolidate its interest in any operating company other than in investment company subsidiaries, certain financing subsidiaries, and controlled operating companies substantially all of whose business consists of providing services to the Company.

Portfolio Investment Classification — The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation. “Non-controlled, non-affiliate investments” are defined as investments that are neither Control Investments or Affiliate Investments.

Cash — At December 31, 2015, cash balances totaling $4.9 million exceeded FDIC insurance protection levels, subjecting the Company to risk related to the uninsured balance. All of the Company’s cash deposits are held by the Administrator and management believes that the risk of loss associated with any uninsured balance is remote.

Deferred Financing Costs — Deferred financing costs consist of fees and expenses paid in connection with the credit facility (as defined in Note 11) and are capitalized at the time of payment. These costs are amortized using the straight line method, which approximate the effective interest method over the term of the Credit Facility.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

2. Summary of Significant Accounting Policies  – (continued)

Deferred Note Offering Costs — Deferred Note Offering costs consist of fees and expenses paid in connection with the series of Senior Securities issued (as defined in Note 10) and are capitalized at this time as these fees and expenses were incurred before the issuance commenced. These costs are amortized using the straight line method, which approximate the effective interest method over the term of the Notes.

Valuation of Portfolio Investments — Portfolio investments are carried at fair value as determined by the Board of Directors (the “Board”) of Alcentra and by the General Partner of the Partnership for the period ended May 8, 2015 and prior.

The methodologies used in determining these valuations include:

(1)	Preferred shares/membership units and common shares/membership units

In determining estimated fair value for common shares/membership units and preferred shares, the Company or the Partnership makes assessments of the methodologies and value measurements which market participants would use in pricing comparable investments, based on market data obtained from independent sources as well as from the Partnership’s or Company’s own assumptions and taking into account all material events and circumstance which would affect the estimated fair value of such investments. Several types of factors, circumstances and events could affect the estimated fair value of the investments. These include but are not limited to the following:

(i) Any material changes in the (a) competitive position of the portfolio investment, (b) legal and regulatory environment within which the portfolio investment operates, (c) management or key managers of the portfolio investment, (d) terms and/or cost of financing available to the portfolio investment, and (e) financial position or operating results of the investment; (ii) pending disposition by the Company or Partnership of all or a major portfolio investments; and (iii) sales prices of recent public or private transactions in identical or comparable investments.

One or a combination of the following valuation techniques are used to fair value these investments: Market Approach and Income Approach. The Market Approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Income Approach uses valuation techniques to convert future amounts to a present amount (i.e., discounting estimated future cash flows to a net present value amount).

(2)	Debt

The yield to maturity analysis is used to estimate the fair value of debt, including the unitranche facilities, which are a combination of senior and subordinated debt in one debt instrument. The calculation of yield to maturity takes into account the current market price, par value, coupon interest rate and time to maturity.

(3)	Warrants

Where warrants are considered to be in the money, their incremental value is included within the valuation of the investments.

Valuation techniques are applied consistently from period to period, except when circumstances warrant a change to a different valuation technique that will provide a better estimate of fair value. The valuation process begins with each investment being initially valued by the investment professional of the Company or its Adviser. Preliminary valuation conclusions are then documented and discussed with senior investment professionals of the Company or its Adviser. The Investment Committee reviews the valuation of the investment professionals and then determines the fair value of each investment in good faith based on the input of the investment professionals.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

2. Summary of Significant Accounting Policies  – (continued)

With respect to the Company’s valuation process, the Board undertakes a similar multi-step valuation process each quarter, as described below:

•	Alcentra’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Adviser responsible for the portfolio investment;
•	preliminary valuation conclusions will then be documented and discussed with Alcentra’s senior management and the Adviser;
•	the audit committee of the Board then reviews these preliminary valuations;
•	at least once quarterly, independent valuation firms engaged by the Board prepare preliminary valuations on a selected basis and submit the reports to the Board; and
•	the Board then discusses valuations and determine the fair value of each investment in Alcentra’s portfolio in good faith, based on the input of the Adviser, the independent valuation firms and the audit committee.

The Board has authorized the engagement of independent valuation firms to provide Alcentra with valuation assistance. Alcentra intends to have independent valuation firms provide it with valuation assistance on a portion of its portfolio on a quarterly basis and its entire portfolio will be reviewed at least annually by independent valuation firms; however, the Board is ultimately and solely responsible for the valuation of its portfolio investments at fair value as determined in good faith pursuant to its valuation policy and a consistently applied valuation process.

Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a readily available market for the securities existed or from those which will ultimately be realized.

Organizational and Offering Costs — Organization expenses, including reimbursement payments to the Adviser, are expensed on the Company’s Consolidated Statements of Operations. These expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred. Offering expenses consist principally of underwriter’s fee, legal, accounting, printing fees and other related expenses associated with the filing of a registration statement. Offering costs are offset against proceeds of the offering in paid-in capital in excess of par in the Consolidated Statements of Changes in Net Assets. $1.56 million of offering costs were incurred with the initial public offering.

The Partnership is obligated to reimburse the General Partner for 100% of the placement fee and for organizational costs of the Partnership in an amount not to exceed $1,250,000 on a cumulative basis. Organizational costs paid by the Partnership in excess of $1,250,000 (“Excess Organizational Expenses”) and all placement fees paid by the Partnership will reduce the management fee as described in Note 7. No costs were charged for the Partnership for the years ended December 31, 2015, December 31, 2014 or December 31, 2013.

Paid-In-Capital — The Company records the proceeds from the sale of its common stock on a net basis to (i) capital stock and (ii) paid in capital in excess of par value, excluding all commissions

Earnings and Net Asset Value Per Share — Earnings per share is calculated based upon the weighted average number of shares of common stock outstanding during the reported period. Net Asset Value per share is calculated using the number of shares outstanding as of the end of the period.

Investments — Investment security transactions are accounted for on a trade date basis. Cost of portfolio investments represents the actual purchase price of the securities acquired including capitalized legal, brokerage and other fees as well as the value of interest and dividends received in-kind and the accretion of

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

2. Summary of Significant Accounting Policies  – (continued)

original issue discounts. Fees may be charged to the issuer by the Company and Partnership in connection with the origination of a debt security financing. Such fees are reflected as a discount to the cost of the portfolio security and the discount is accreted into income over the life of the related debt security.

Original Issue Discount — When the Company and Partnership receive warrants with a nominal or discounted exercise price upon origination of a debt or preferred stock investment, a portion of the cost basis is allocated to the warrants. When the investment is made concurrently with the sale of a substantial amount of equity, the value of the warrants is based on the sales price. The value of the warrants is recorded as original issue discount (“OID”) to the value of the debt or preferred stock investment and the OID is amortized over the life of the investment.

Interest and Dividend Income — Interest is recorded on the accrual basis to the extent that the Company and Partnership expect to collect such amounts. The Company and Partnership accrue paid in-kind interest (“PIK”) by recording income and an increase to the cost basis of the related investments. Dividend income is recorded on ex-dividend date. Dividends in-kind are recorded as an increase in cost basis of investments and as income.

Investments that are expected to pay regularly scheduled interest in cash are generally placed on non-accrual status when principal or interest cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining principal and interest obligations. Cash interest payments received on non-accrual designated investments may be recognized as income or applied to principal depending on management’s judgment. There were no non-accrual investments as of December 31, 2015 and December 31, 2014.

Other Income — The Company may also receive structuring or closing fees in connection with its investments. Such upfront fees are accreted into income over the life of the investment.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

Income Taxes — The Company has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and to operate in a manner so as to qualify for the tax treatment applicable to RIC’s. To obtain and maintain our qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Company must distribute to our stockholders, for each taxable year, at least 90% of “investment company taxable income,” which is generally net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement. As a RIC, the Company generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that are timely distributed to stockholders as dividends.

The Partnership is structured as a partnership for U.S. Federal income tax purposes, and as such, is not subject to income taxes; each Partner (depending on its structure for tax purposes) may be individually liable for income taxes, if any, on its share of the Partnership’s taxable income.

Alcentra BDC Equity Holdings LLC has elected to be a taxable entity (the “Taxable Subsidiary”). The Taxable Subsidiary permits the Company to hold equity investments in portfolio companies which are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Taxable Subsidiary is not consolidated with the Company for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of its ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in the Company’s consolidated financial statements. For the years ended

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

2. Summary of Significant Accounting Policies  – (continued)

December 31, 2015 and December 31, 2014, we recognized a benefit/(provision) for income tax on net unrealized gain/(loss) on investments of $2.2 million and $(1.7) million, respectively, for the Taxable Subsidiaries. For the year ended December 31, 2013 we recognized no income tax or benefit related to the taxable subsidiaries. As of December 31, 2015 and December 31, 2014, $1.4 million and $(1.7) million, respectively, was included in the deferred tax asset and liability on the Consolidated Statements of Assets and Liabilities.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Partnership’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the partnership level not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. The General Partner has concluded that no provision for income tax is required in the Partnership’s financial statements. However, the General Partner’s conclusions regarding uncertain tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

The Company has analyzed such tax positions and has concluded that no unrecognized tax benefits should be recorded for uncertain tax positions for tax years that may be open for the year ended December 31, 2015 and the year ended December 31, 2014. This conclusion may be subject to review and adjustment at a later date based on factors, including but not limited to, ongoing analysis and changes to laws, regulations, and interpretations thereof.

Permanent differences between investment company taxable income and net investment income for financial reporting purposes are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the year ended December 31, 2015, the Company reclassified for book purposes amounts arising from permanent book/tax differences related to the different tax treatment of dividend reclasses, as follows:

	As of December 31, 2015	As of December 31, 2014
Accumulated undistributed net investment income	$3,114	$207,499
Accumulated net realized gains	(3,114)	(207,499)
Additional paid in capital	0	—

The tax character of distributions paid by the company for the year ended December 31, 2015 and the period ended December 31, 2014 were ordinary income of $18,382,802 and $11,597,385, respectively.

At December 31, 2015, the components of distributable earnings on a tax basis are as follows:

	As of December 31, 2015	As of December 31, 2014
Undistributed net investment income	$1,231,457	$211,846
Accumulated net realized gains (losses)	2,693,574	71,712
Unrealized appreciation (depreciation)	(6,558,423)	2,854,078
Components of tax distributable earnings at year end	$(2,633,392)	$3,137,636

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

2. Summary of Significant Accounting Policies  – (continued)

The following is the major tax jurisdiction for the Partnership and the earliest tax year subject to examination: United States — 2010.

As of December 31, 2015, Wholesome Sweeteners and Dentistry for Children were sold from Alcentra BDC Equity Holdings LLC to Alcentra Capital Corporation. This sale resulted in a tax liability which is reflected in our financial statements.

Indemnification — In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Recent Accounting Pronouncements — In April 2015, the Financial Accounting Standards Board issued Accounting Standards Update 2015-03, Interest — Imputation of Interest (Subtopic 835-30) — Simplifying the Presentation of Debt Issuance Costs. The update requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. Public companies are required to apply ASU 2015-03 retrospectively for interim and annual reporting periods beginning after December 15, 2015. Accordingly, the Company is currently evaluating the impact of the adoption of ASU 2015-03 on its consolidated financial statements and disclosures.

3. Fair Value of Portfolio Investments

The Company and Partnership account for its investments in accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value. ASC Topic 820 established a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily-available actively quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

Level 1 — Quoted prices (unadjusted) are available in active markets for identical investments that the Company and Partnership has the ability to access as of the reporting date. The type of investments which would generally be included in Level 1 includes listed equity securities and listed derivatives. As required by ASC Topic 820, the Company and Partnership, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company and Partnership holds a large position and a sale could reasonably impact the quoted price.

Level 2 — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level 1. Fair value is determined through the use of models or other valuation methodologies.

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

3. Fair Value of Portfolio Investments  – (continued)

significant judgment or estimation by the Company and Partnership. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Company and Partnership’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following tables summarize the levels in the fair value hierarchy into which the Company and Partnership’s financial instruments are categorized as of December 31, 2015 and December 31, 2014:

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2015 are as follows:

	Level 1	Level 2	Level 3	Total
Senior Secured – First Lien	$—	$—	$88,453,325	$88,453,325
Senior Secured – Second Lien	—	—	83,266,558	83,266,558
Subordinated Debt	—	—	80,458,554	80,458,554
Equity/Other	—	—	44,163,174	44,163,174
Total Investments	$—	$—	$296,341,611	$296,341,611

As of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Senior Secured – First Lien	$—	$—	$97,395,708	$97,395,708
Senior Secured – Second Lien	—	—	46,748,798	46,748,798
Subordinated Debt	—	—	54,986,207	54,986,207
Equity/Other	—	8,160,000	51,343,141	59,503,141
Total investments	$—	$8,160,000	$250,473,854	$258,633,854

During the period from May 8, 2014 to December 31, 2014, our ability to observe valuation inputs has resulted in a reclassification of $8,160,000 investment from Level 3 to Level 2 with no other reclassifications of assets between levels. This transfer was reported at the end of the reporting period in which it occurred. There were no transfers between levels for the year ended December 31, 2015.

Transfers between levels of the fair value hierarchy are reported at the end of the reporting period in which they occur.

The changes in investments classified as Level 3 are as follows for the years ended December 31, 2015 and December 31, 2014.

	Senior Secured – First Lien	Senior Secured – Second Lien	Senior Subordinated	Equity/ Other	Total
Balance as of January 1, 2015	$97,395,708	$46,748,798	$54,986,207	$51,343,141	$250,473,854
Amortized discounts/premiums	244,029	79,380	121,148	—	444,557
Paid in-kind interest	1,002,136	281,587	2,662,765	1,974,016	5,920,504
Net realized gain (loss)	11,051	94,674	—	2,617,267	2,722,992
Net change in unrealized appreciation (depreciation)	(3,199,100)	(166,447)	521,766	(8,637,423)	(11,481,204)
Purchases	26,665,951	46,946,356	25,500,001	7,595,440	106,707,748

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

3. Fair Value of Portfolio Investments  – (continued)

	Senior Secured – First Lien	Senior Secured – Second Lien	Senior Subordinated	Equity/ Other	Total
Sales/Return of capital	(33,666,450)	(10,717,790)	(3,333,333)	(10,729,267)	(58,446,840)
Balance as of December 31, 2015	$88,453,325	$83,266,558	$80,458,554	$44,163,174	$296,341,611
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$(3,330,817)	$500,149	$116,006	$(6,846,899)	$(9,561,561)

	Senior Secured – First Lien	Senior Secured – Second Lien	Senior Subordinated	Equity/ Other	Total
Balance as of May 8, 2014(*)	$68,848,668	$—	$61,151,338	$54,590,510	$184,590,516
Amortized discounts/premiums	145	9,904	552,679	—	562,728
Paid in-kind interest	836,331	—	1,142,207	905,996	2,884,534
Net realized gain (loss)	—	—	47,078	232,133	279,211
Net change in unrealized appreciation (depreciation)	(1,154,690)	417,596	(422,086)	5,710,262	4,551,082
Purchases	39,623,282	46,321,298	22,127,000	2,049,162	110,120,742
Sales/Return of capital	(10,758,028)	—	(29,612,009)	(3,984,922)	(44,354,959)
Transfers in	—	—	—	—	—
Transfers out	—	—	—	(8,160,000)	(8,160,000)
Balance as of December 31, 2014	$97,395,708	$46,748,798	$54,986,207	$51,343,141	$250,473,854
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$(1,154,690)	$417,596	$(422,086)	$7,092,583	$5,933,403

*	Investment portfolios acquired from the Partnership and the Warehouse Portfolios (see Note 1)

The following is a summary of the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of December 31, 2015 and December 31, 2014, respectively.

As of December 31, 2015:

Assets at Fair Value	Fair Value at December 31, 2015	Valuation Technique	Unobservable Input	Range of Inputs	Weighted Average
Senior Secured – First Lien	$88,453,325	Yield to Maturity	Comparable Market Rate	8.75% – 17.0%	12.29%
Senior Secured – Second Lien	$83,266,558	Yield to Maturity	Comparable Market Rate	10.0% – 13.5%	11.28%
Senior Subordinated	$80,458,554	Yield to Maturity	Comparable Market Rate	8.0% – 26.2%	13.80%
Preferred Ownership	$20,810,175	Market Approach	Enterprise Value/ LTM EBITDA Multiple	6.84x – 8.06x	7.45X
Common Ownership/Common Warrants	$23,352,999	Market Approach	Enterprise Value/ LTM EBITDA Multiple	8.97x – 9.14x	9.05X
Total	$296,341,611

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

3. Fair Value of Portfolio Investments  – (continued)

As of December 31, 2014:

Assets at Fair Value	Fair Value at December 31, 2014	Valuation Technique	Unobservable Input	Range of Inputs	Weighted Average
Senior Secured – First Lien	$97,395,708	Yield to Maturity	Comparable Market Rate	8.75% – 36.3%	11.82%
Senior Secured – Second Lien	$46,748,798	Yield to Maturity	Comparable Market Rate	9.5% – 11.0%	10.27%
Senior Subordinated	$54,986,207	Yield to Maturity	Comparable Market Rate	13.0% – 20.0%	11.23%
Preferred Ownership	$24,402,133	Market Approach	Enterprise Value/ LTM EBITDA Multiple	7.56x – 8.35x	7.95x
Common Ownership/Common Warrants	$26,941,008	Market Approach	Enterprise Value/ LTM EBITDA Multiple	10.19x – 10.99x	10.59x
Total	$250,473,854

4. Share Transactions/Partners’ Capital

For the year ended December 31, 2015, there were no shares issued or proceeds received by the Company.

The following table summarizes the total shares issued and proceeds received in connection with the Company’s Offering for the period ended December 31, 2014 (May 8, 2014 – December 31, 2014).

	Shares	Amount
Issuance of shares to Limited Partners of the Partnership	6,100,000	$91,500,000
Issuance of shares in the Offering	6,666,666	99,999,990
Overallotment	750,000	11,250,000
Total shares issued	13,516,666	202,749,990
Less:
Underwriting costs (sales load)	—	3,337,500
Offering costs	—	1,562,318
Total shares outstanding/net proceeds to Company	13,516,666	$197,850,172

The Partnership held its initial closing on May 14, 2010, accepting capital commitments amounting to $105,850,000 from Limited Partners. Seven additional closings were held subsequent to May 14, 2010. The most recent of which being the final closing, took place on August 10, 2012, bringing total commitments to $210,200,000. As of May 7, 2014 and December 31, 2013, Limited Partners have contributed $226,397,552 and $167,482,538, or 107.71% and 79.68% of their total capital commitments to the Partnership, respectively. As of May 7, 2014, the capital balances of Class A Limited Partners and Class B Limited Partners amounted to 70.02% and 30.02% of total partners’ capital, respectively. As of December 31, 2013 the capital balances of Class A Limited Partners and Class B Limited Partners amounted to 66.60% and 28.91% of total partners’ capital, respectively.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

5. Distributions

Alcentra Capital Corporation

The Company intends to make quarterly distributions of available net investment income determined on a tax basis to its stockholders. Distributions to stockholders are recorded on the record date. The amount, if any, to be distributed to stockholders is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, will be distributed at least annually, although the Company may decide to retain such capital gains for investment and pay a 4% excise tax on such excess.

The following table reflects the Company’s dividends declared and paid or to be paid on its common stock for the year ended December 31, 2015:

Date Declared	Record Date	Payment Date	Amount Per Share
March 10, 2015	March 31, 2015	April 6, 2015	$0.340
May 11, 2015	June 30, 2015	July 6, 2015	$0.340
August 10, 2015	September 30, 2015	October 6, 2015	$0.340
November 5, 2015	December 31, 2015	January 7, 2016	$0.340

The following table reflects the Company’s dividends declared and paid or to be paid on its common stock for the period ended December 31, 2014:

Date Declared	Record Date	Payment Date	Amount Per Share
June 24, 2014	June 30, 2014	July 7, 2014	$0.178
August 12, 2014	September 30, 2014	October 6, 2014	$0.340
November 4, 2014	December 30, 2014	January 6, 2015	$0.340

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the stockholders who have not “opted out” of the DRIP no later than the record date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares are valued based upon the final closing price of the common stock on the NASDAQ Global Select Market on the dividend payment date. Shares purchased in the open market to satisfy the DRIP requirements will be valued upon the average price of the applicable shares purchased by the Plan Administrator, before any associated brokerage or other costs.

BNY Mellon-Alcentra Mezzanine III, L.P.

Proceeds from portfolio investments will be distributed to the partners in proportion to their contributions to such investment until the partners have received a) first, 100% to all Limited Partners until the Limited Partners have received an amount equal to their aggregate capital contributions made to the Partnership (including, capital contributions made to the Partnership to fund the Partnership’s organizational expenses, management fees and other ongoing costs); b) second, 100% to all Limited Partners until the Limited Partners have received preferred returns of 8% and 5%, for Class A Limited Partners and Class B Limited Partners, respectively, per annum on the aggregate capital contributions made to the Partnership (including, capital contributions made to the Partnership to fund the Partnership’s organizational expenses, management fees and other ongoing costs); c) third, for Class A Limited Partners only, 100% to the General Partner as a carried interest distribution until the General Partner has received an amount equal to 20% of the aggregate amount of distributions; and d) thereafter (a) 80% to such Partner and (b) 20% to the General Partner. Income from short-term investments is distributed to all partners in proportion to such partners’ contributions to such investments.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

5. Distributions  – (continued)

For the period from January 1, 2014 to May 7, 2014 and the year ended December 31, 2013, the Partnership made distributions to the General Partner and the Limited Partners totaling $3,941,341 and $24,916,429, respectively. For the period from January 1, 2014 to May 7, 2014, distributions made to Class A Limited Partners and Class B Limited Partners amounted to 70.03% and 29.97% of total distributions, respectively. For the year ended December 31, 2013, distributions made to Class A Limited Partners and Class B Limited Partners amounted to 69.82% and 29.88% of total distributions.

Upon the termination of the Partnership, if it is determined that the General Partner has received carried interest distributions in excess of the amount it would have received had such distributions been determined on a cumulative basis, a clawback payment of such excess is required of the General Partner.

Distributions to Limited Partners during the period from January 1, 2014 to May 7, 2014 and the year ended December 31, 2013, are broken down as follows:

	For the period from January 1, 2014 to May 7, 2014	For the year ended December 31, 2013
Return of capital	$750,000	$12,826,908
Return on capital	3,191,341	12,015,381
Total	$3,941,341	$24,842,289

6. Allocation of Profits and Losses

Allocations of Partnership profits are made in a manner which is consistent with, and gives effect to, the distribution procedures outlined in Note 5 above. Partnership losses are allocated to all partners in proportion to such partners’ capital commitments or to such partners’ percentage ownership in such investment from which the losses arose, or if there is no such investment, in proportion to their capital commitment. For the period from January 1, 2014 to May 7, 2014 and the year ended December 31, 2013, the General Partner was allocated carried interest distributions of $(5,966,619) and $1,804,963, respectively. As a result of the completion of Alcentra’s initial public offering, the General Partner’s allocated carried interest as of May 7, 2014 was reallocated to the Limited Partners in accordance with the provisions of the Partnership’s Limited Partnership Agreement (December 31, 2013, as revised). Accordingly, the carried interest allocated to the General Partner through May 7, 2014 of approximately $6 million was reallocated to the Limited Partners.

7. Related Party Transactions

Management Fee

Alcentra Capital Corporation

Under the Investment Advisory Agreement, we have agreed to pay Alcentra NY an annual base management fee based on our gross assets as well as an incentive fee based on our performance. The base management fee is calculated at an annual rate as follows: 1.75% of our gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), if our gross assets are below $625 million; 1.625% if our gross assets are between $625 million and $750 million; and 1.5% if our gross assets are greater than $750 million. The various management fee percentages (i.e. 1.75%, 1.625% and 1.5%) would apply to our entire gross assets in the event our gross assets exceed the various gross asset thresholds. The base management fee will be payable quarterly in arrears and shall be calculated based on the average value of the Company’s gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarter.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

7. Related Party Transactions  – (continued)

The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate of 2% per quarter (8% annualized), and is subject to a “catch-up” feature. The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable for administrative services under the Investment Advisory Agreement, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest). Pre-incentive fee net investment income excludes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income until we have received such income in cash.

Capital Gains and Income Incentive Accrual — We accrue payment of the Capital Gains and Income Incentive distribution (the “Incentive Distribution”) to the Investment Manager based on the fair market value of the portfolio at the end of each quarter, which includes the net increase in value in the investment securities, accrued dividends and payment-in-kind interest under the assumption that those assets will be realized in full at the stated values carried on our balance sheet. As the capital gain incentive accrual is estimated quarterly, the current quarter accrual can be positive or negative. Please note however, that the actual payment of those Incentive Accruals is based on the cash proceeds collected on those investment securities. The Investment Management Agreement states that we are required to pay these Incentive Distributions based upon the receipt of cash collection in full. Incentive Distributions will be paid based on the cash collected on our investment securities, and therefore may differ in size and timing from when the accrual is reflected on the balance sheet.

For the year ended December 31, 2015, the Company recorded expenses for base management fees of $4,943,886, of which none was waived by the Adviser and $1,302,213 was payable at December 31, 2015. For the period from May 8, 2014 to December 31, 2014, the Company recorded an expense for base management fee of $2,506,937, of which $1,051,811 was waived by the Adviser and $615,668 was payable at December 31, 2014. For the period from January 1, 2014 to May 7, 2014 the Partnership recorded an expense for base management fees of $699,473, of which $0 was payable at December 31, 2014. For the year ended December 31, 2013 the Partnership recorded an expense for base management fees of $2,828,119, of which $715,014 was payable at December 31, 2013.

Our Adviser may waive its fees (base management and incentive fee), without recourse against or reimbursement by us to the extent required in order for the Company to earn a quarterly net investment income to maintain a targeted dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis). For the year ended December 31, 2015, the Company incurred income-based incentive fees of $2,270,450, of which none was waived by the Adviser. For the period from May 8, 2014 to December 31, 2014 the Company incurred incentive fees of $966,059, of which $966,059 was waived by the Adviser. For the year ended December 31, 2015, the Company incurred capital gains incentive fees of $1,001,467, of which $1,001,467 was waived by the Adviser.

For the period from May 8, 2014 to December 31, 2014, the Company recorded a waiver of management and incentive fees which totaled $2,017,870.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

7. Related Party Transactions  – (continued)

BNY Mellon-Alcentra Mezzanine III, L.P.

For the period from the Commencement Date to the fifth anniversary of the Final Closing Date, the Partnership will pay to the Manager a management fee at an annual rate equal to the product of 1.50% for each Class A Limited Partner and 1.00% – 1.25% for each Class B Limited Partner, in each case multiplied by such Limited Partner’s capital commitment. After the fifth anniversary of the Final Closing Date, the management fee will be paid at annual rates of 1.50% and 1.00% – 1.25% for Class A Limited Partners and Class B Limited Partners, respectively, in each case multiplied by the aggregate amount of such Limited Partner’s capital contributions used to fund the cost of investments that have not been the subject of a disposition less the aggregate amount of such Limited Partner’s capital contributions with respect to all investments which have not been disposed of prior to the date of such distribution and which have been permanently written off. The management fee is payable quarterly in advance. For the period from January 1, 2014 to May 7, 2014, Class A Limited Partners were charged $528,719 and Class B Limited Partners were charged $170,754 in management fees. For the year ended December 31, 2013, Class A Limited Partners were charged $2,118,358 and Class B Limited Partners were charged $709,761 in management fees.

The management fee is reduced by the placement fees and Excess Organization Expenses paid by the Partnership. The management fee is further reduced by 100% of all transaction fees, investment fees, monitoring fees, management fees and directors’ fees received by the General Partner or any affiliate thereof, net of unreimbursed out-of-pocket expenses. For the period from January 1, 2014 to May 7, 2014 and the year ended December 31, 2013 there were no placement fees, Excess Organizational Expenses, or fees received by the Manager that reduced management fee expense in the reporting period.

Certain employees of the Manager are Limited Partners of the Partnership. As of May 7, 2014, an affiliate of the Partnership also had a $50.0 million commitment to the Partnership as a Limited Partner. For the period from January 1, 2014 through May 7, 2014 and the year ended December 31, 2013, this Limited Partner has contributed $56,602,997 and $40,136,386, respectively, or 113.21% and 80.27%, respectively, of its total capital commitments to the Partnership.

As of December 31, 2013, the amounts due from Limited Partners, amounts due to affiliates and distributions payable amounting to $6,635, $10,989 and $168, respectively, relate to capital activity during the period. Additionally, the Partnership incurred $699,473 in management fees, for the period from January 1, 2014 to May 7, 2014 and $2,828,119 for the year ended December 31, 2013. The base management fee payable at May 7, 2014 and December 31, 2013 were $0 and $715,014, respectively.

8. Directors Fees

The independent directors of the Company each receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person each board of directors meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairman of the audit committee, the nominating and corporate governance committee and the compensation committee will receive an annual fee of $10,000, $5,000 and $5,000, respectively. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

For the years ended December 31, 2015 the Company recorded directors' fee expense of $243,726, of which $37,025 was payable at December 31, 2015. For the period from May 8, 2014 to December 31, 2014 the Company recorded directors' fee expense of $192,608, of which $85,692 was payable at December 31, 2014. For the year ended December 31, 2013 the Company did not record any directors' fees expense.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

9. Purchases and Sales (Investment Transactions)

Investment purchases, sales and principal payments/paydowns are summarized below for the year ended December 31, 2015, the period from January 1, 2014 through May 7, 2014, the period from May 8, 2014 through December 31, 2014, and for the year ended December 31, 2013.

	For the year ended December 31, 2015	For the period from January 1, 2014 through May 7, 2014	For the period from May 8, 2014* through December 31, 2014		For the year ended December 31, 2013
Investment purchases, at cost (including PIK interest)	$112,628,252	$50,201,887	$113,005,276	**	$42,422,181
Investment sales, proceeds (including Principal payments/paydown proceeds)	66,446,840	15,780,666	44,354,959		19,707,026

*	Commencement of operations of the Company
**	Excludes $185 million of investment portfolios acquired by the Company from the Partnership and the Warehouse Portfolios (see Note 1)

10. Alcentra Capital InterNotes®

On January 30, 2015, we entered into a Selling Agent Agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance of $40 million of Alcentra Capital InterNotes® (the “InterNotes® Offering”).

These notes are direct unsecured obligations and each series of notes will be issued by a separate trust (administered by U.S. Bank). These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

During the year ended December 31, 2015, we issued $40.0 million in aggregate principal amount of our Alcentra Capital InterNotes for net proceeds of $39.2 million. These notes were issued with stated interest rates of 6.25%, 6.375%, 6.5%, and 6.75%. These notes mature between February 15, 2020 and January 15, 2022. For the year ended December 31, 2015, the Company borrowed an average of $29.6 million with a weighted average interest rate of 6.35%.

The following table summarizes the Alcentra Capital InterNotes® issued and outstanding during the year ended December 31, 2015.

Tenor at Origination (in years)	Principal Amount (000’s omitted)	Interest Rate Range	Maturity Date Range
7	$1,331	6.500%	January 15, 2022
5	2,055	6.375%	February 15, 2020
5	1,000	6.375%	February 15, 2020
5	1,050	6.375%	February 15, 2020
5	500	6.375%	March 15, 2020
5	124	6.375%	April 15, 2020
7	87	6.750%	April 15, 2022
5	17,000	6.250%	April 15, 2020
5	16,853	6.500%	April 15, 2020
	$40,000

During the year ended December 31, 2015, we redeemed $0 aggregate principal amount of our Alcentra Capital InterNotes®. The net proceeds of this offering were used to repay outstanding indebtedness under the Credit Facility.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

10. Alcentra Capital InterNotes®  – (continued)

In connection with the issuance of the Alcentra Capital InterNotes®, we incurred $0.78 million of fees which are being amortized over the term of the notes and are included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of December 31, 2015. During the year ended December 31, 2015 we recorded $1.9 million of interest costs and amortization of financing costs on the Alcentra Capital InterNotes® as interest expense.

11. Credit Facility/Line of Credit

On May 8, 2014, the Company entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital LLC (“ING”), as administrative agent, collateral agent and lender to provide liquidity in support of its investment and operational activities. The Credit Facility has an initial commitment of $80 million with an accordion feature that allows for an increase in the total commitments up to $160 million, subject to certain conditions and the satisfaction of specified financial covenants. The Credit Facility was amended on August 11, 2015 to increase the accordion feature to allow for a future increase of the total commitments up to $250,000,000, subject to satisfaction of certain conditions at the time of any such future increase. As amended, the Credit Facility has a maturity date of August 11, 2020 and bears interest, at our election, at a rate per annum equal to (i) 2.25% plus the highest of a prime rate, the Federal Funds rate plus 0.5%, three month LIBOR plus 1%, and zero or (ii) 3.25% plus the one, three or six month LIBOR rate, as applicable.

Amendment to the Revolving Credit Facility

On March 2, 2016, we amended certain provisions of the Credit Facility relating to the treatment of approximately $38.6 million in aggregate principal amount of outstanding InterNotes that mature prior to the Credit Facility. Among other things, the amendments to the Credit Facility provide that, in the nine-month period prior to the maturity of these particular InterNotes, which mature between February 15 and April 15, 2020, our ability to borrow under the Credit Facility will be reduced by and in the amount of such InterNotes still outstanding during such time. The Credit Facility is secured primarily by the Company’s assets. Costs of $2,313,355 were incurred in connection with obtaining and amending the Credit Facility, which have been recorded as deferred financing costs on the Consolidated Statements of Assets and Liabilities and are being amortized over the life of the Credit Facility.

Amounts available to borrow under the Credit Facility are subject to a minimum borrowing/collateral base that applies an advance rate to certain investments held by the Company. The Company is subject to limitations with respect to the investments securing the Credit Facility, including, but not limited to, restrictions on sector concentrations, loan size, portfolio company leverage which may affect the borrowing base and therefore amounts available to borrow.

The Company pays a commitment fee between 0.5% and 1.0% per annum based on the size of the unused portion of the Credit Facility. This fee is included in interest expense on the Company’s Consolidated Statements of Operations.

The Company has made customary representations and warranties and is required to comply with various covenants and reporting requirements. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of December 31, 2015, the Company was in compliance in all material respects with the terms of the Credit Facility.

As of December 31, 2015 and December 31, 2014, the Company had United States dollar borrowings of $63.5 million and $62.5 million outstanding under the Credit Facility, respectively. For the year ended December 31, 2015, the Company borrowed an average of $48.8 million with a weighted average interest rate of 3.55%.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

11. Credit Facility/Line of Credit  – (continued)

The Partnership entered into a credit agreement with the Administrator under which the Partnership can borrow an aggregate principal amount of $15 million for the financing of portfolio investments. Interest is charged at the LIBOR Rate plus 1.00%. The credit agreement terminated on April 24, 2014.

Alcentra’s weighted average interest rate for the period May 8, 2014 through December 31, 2014 is 3.78%. For the period May 8, 2014 through December 31, 2014, Alcentra borrowed an average of $28,678,508. For the period January 1, 2014 through May 7, 2014 and the year ended December 31, 2013, the Partnership borrowed an average of $21,953,080 and $9,484,749, respectively. The Partnership’s weighted average interest rate for the period January 1, 2014 through May 7, 2014 and the year ended December 31, 2013 is 1.76% and 1.46%, respectively.

12. Market and Other Risk Factors

At December 31, 2015, the Company’s portfolio investments are comprised of non-publicly-traded securities. The non-publicly-traded securities trade in an illiquid marketplace. The portfolio is concentrated in the twenty-five industries listed in Note 14. Risks affecting these industries include, but are not limited to, increasing competition, rapid changes in technology, government actions and changes in economic conditions. These risk factors could have a material effect on the ultimate realizable value of the Company’s investments.

Economic conditions in 2015 continued to impact revenues and operating cash flows for most businesses and continued to impact the lending markets, leaving many businesses unable to borrow or refinance debt obligations. These restrictions on obtaining available financing, coupled with the continuing economic slowdown, have resulted in a low volume of purchase and sale transactions across all industries, which have limited the amount of observable inputs available to the Company in estimating the fair value of the Company’s investments. The Company estimates the fair value of investments for which observable market prices in active markets do not exist based on the best information available, which may differ significantly from values that would have otherwise been used had a ready market for the investments existed and the differences could be material.

Market conditions may deteriorate, which may negatively impact the estimated fair value of the Company’s investments or the amounts which are ultimately realized for such investments.

The above events are beyond the control of the Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to significant limitations and uncertainties. There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

13. Commitments and Contingencies

In the normal course of business, the Company and the Partnership enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, the Company has agreed to indemnify its officers, directors, employees, agents or any person who serves on behalf of the Company from any loss, claim, damage, or liability which such person incurs by reason of his performance of activities of the Company, provided they acted in good faith. The Company expects the risk of loss related to its indemnifications to be remote.

On October 13, 2015, Cahaba Disaster Recovery, LLC (“Cahaba”) filed a lawsuit in state court in Jefferson County, Alabama, against DRC Emergency Services, LLC (“DRC”) and Alcentra Capital Corporation (“ACC”), relating to disaster recovery services allegedly provided in the wake of the tornado that struck Joplin, MO in 2011. The complaint alleges that DRC was retained as a first-tier subcontractor on two disaster recovery engagements, and that DRC in turn brought in Cahaba as a second-tier subcontractor for those jobs. The complaint alleges that Cahaba has received only partial payment from DRC and is owed a total of $2,471,680. The complaint alleges that ACC is also liable to Cahaba for those amounts because it was

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

13. Commitments and Contingencies  – (continued)

the “alter ego” of DRC, due to what the complaint alleges to be ACC’s “indicia of control” of DRC by Alcentra. Cahaba has agreed to dismiss the case without prejudice (by agreement of parties), subject to its being reinstituted at a later date.

The Company’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2015 and December 31, 2014, the Company had $1.0 million and $12.3 million in unfunded commitments under loan and financing agreements, respectively. As of December 31, 2015 and December 31, 2014, the Company’s unfunded commitment under loan and financing agreements are presented below.

	As of
	December 31, 2015	December 31, 2014
A2Z Wireless Holdings, Inc.	$1,004,270	$—
Alpine Waste	—	5,000,000
Dentistry For Children, Inc.	—	3,500,000
HealthFusion, Inc.	—	2,500,000
IGT	—	500,000
Nation Safe Drivers (NSD)	—	826,202
Total	$1,004,270	$12,326,202

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

14. Classification of Portfolio Investments

As of December 31, 2015, the Company’s portfolio investments were categorized as follows:

Industry	Cost	Fair Value	% of Net Assets*
Healthcare Services	$38,677,488	$40,672,488	20.85%
Infrastructure Maintenance	17,611,477	22,894,780	11.74%
Waste Services	23,743,476	22,743,634	11.66%
Automotive Business Services	19,963,981	19,963,981	10.24%
Telecommunications	17,829,891	18,825,219	9.65%
Transportation Logistics	15,475,386	15,475,386	7.93%
Technology & Telecom	14,466,264	13,943,722	7.15%
Education	14,338,600	13,890,332	7.12%
Restoration Services	12,830,771	13,232,437	6.78%
Oil & Gas Services	13,127,489	13,127,489	6.73%
Wholesale	10,330,768	12,753,733	6.54%
Healthcare: Orthopedic Products	11,810,851	12,000,000	6.15%
Media: Advertising, Printing & Publishing	11,750,000	11,750,000	6.02%
Industrial Services	10,203,840	10,068,757	5.16%
Security	9,500,000	9,500,000	4.87%
High Tech Industries	5,168,000	7,007,913	3.59%
Media & Entertainment	12,323,985	6,860,544	3.53%
Environmental/Recycling Services	6,623,154	6,095,154	3.13%
Wholesale/Distribution	5,981,818	5,981,818	3.07%
Technology & IT	4,869,375	4,968,750	2.55%
Aerospace	4,000,000	4,000,000	2.05%
Packaging	3,792,657	3,792,657	1.94%
Food & Beverage	5,000,000	3,788,000	1.94%
Disaster Recovery Services	12,823,731	1,804,817	0.93%
Call Center Services	1,188,731	1,200,000	0.62%
Total	$303,431,733	$296,341,611	151.94%
Geographic Region
South East	$78,199,153	$80,722,968	41.39%
Eastern	51,779,326	54,523,091	27.95%
South	67,214,814	54,400,549	27.89%
West	34,068,929	34,419,331	17.65%
Mid West	32,695,872	33,163,200	17.00%
South West	18,466,264	17,943,722	9.20%
North East	11,007,375	11,168,750	5.73%
North West	10,000,000	10,000,000	5.13%
Total	$303,431,733	$296,341,611	151.94%
Investment Type
Senior Secured – First Lien	$92,807,114	$88,453,325	45.35%
Senior Secured – Second Lien	83,015,409	83,266,558	42.69%
Senior Subordinated	80,358,874	80,458,554	41.26%
Equity/Other	47,250,336	44,163,174	22.64%
Total	$303,431,733	$296,341,611	151.94%

*	Fair value as a percentage of Net Assets

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

14. Classification of Portfolio Investments  – (continued)

As of December 31, 2014, the Company’s portfolio investments were categorized as follows:

Industry	Cost	Fair Value	% of Net Assets*
Healthcare Services	$22,877,700	$23,502,700	11.69%
Technology & Telecom	14,306,541	17,459,000	8.69%
Infrastructure Maintenance	15,861,076	16,102,785	8.01%
Education	14,277,267	15,717,008	7.82%
Retail Distributions	14,625,000	14,625,000	7.28%
Automotive	14,251,576	14,251,576	7.09%
Oil & Gas Services	12,767,248	13,044,000	6.49%
Disaster Recovery Services	12,290,398	12,596,562	6.26%
Restoration Services	12,116,713	12,119,289	6.03%
Healthcare: Orthopedic Products	11,760,000	12,000,000	5.97%
Waste Management	11,355,479	11,355,479	5.65%
Wholesale	9,960,374	10,849,399	5.40%
Industrial Services	9,899,901	10,006,651	4.98%
Media & Entertainment	11,886,858	9,605,545	4.78%
Technology	8,112,000	9,412,000	4.68%
Waste Services	9,000,000	9,000,000	4.48%
Healthcare & Pharmaceuticals	8,000,000	8,160,000	4.06%
Media: Broadcasting & Subscription	7,397,404	7,575,000	3.77%
Consumer Services	7,167,144	7,167,144	3.57%
Wholesale/Distribution	7,000,000	7,000,000	3.48%
Food & Beverage	5,000,000	4,591,000	2.28%
Environmental/Recycling Services	6,268,232	4,576,000	2.28%
Packaging	3,716,716	3,716,716	1.85%
Business Services	3,000,000	3,000,000	1.49%
Call Center Services	1,185,145	1,201,000	0.60%
Total	$254,082,772	$258,633,854	128.68%
Geographic Region
South	$63,408,612	$65,129,019	32.39%
South East	52,303,129	52,764,705	26.25%
Eastern	48,315,209	50,080,809	24.92%
West	39,380,867	38,346,543	19.08%
South West	14,306,541	17,459,000	8.69%
Canada	14,625,000	14,625,000	7.28%
Mid West	14,346,010	12,653,778	6.30%
Puerto Rico	7,397,404	7,575,000	3.77%
Total	$254,082,772	$258,633,854	128.68%
Investment Type
Senior Secured – First Lien	$98,550,397	$97,395,708	48.46%
Equity/Other	53,792,879	59,503,141	29.60%
Senior Subordinated	55,408,294	54,986,207	27.36%
Senior Secured – Second Lien	46,331,202	46,748,798	23.26%
Total	$254,082,772	$258,633,854	128.68%

*	Fair value as a percentage of Net Assets

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

15. Financial Highlights

The following per share data and financial ratios have been derived from information provided in the consolidated financial statements of the Company. The following is a schedule of financial highlights for one share of common stock for the year ended December 31, 2015 and for the period May 8, 2014 through December 31, 2014.

	For the year ended December 31, 2015		For the period May 8, 2014* through December 31, 2014
Per share data(1)
Net asset value, beginning of period	$14.87		$14.55
Net investment income (loss)	1.43		0.86
Net realized and unrealized gains (losses)	(0.68)		0.57
Benefit/(Provision) for taxes on unrealized appreciation on investments	0.17		(0.13)
Net increase (decrease) in net assets resulting from operations	0.92		1.30
Distributions to shareholders:(2)
From net investment income	(1.36)		(0.86)
Offering costs	—		(0.12)
Net asset value, end of period	$14.43		$14.87
Market value per share, end of period	$11.60		$12.50
Total return based on net asset value(3)	6.2%		4.9	%(4)(5)
Total return based on market value(3)	3.7%		(10.9	)%(4)(5)
Shares outstanding at end of period	13,516,766		13,516,766
Ratio/Supplemental Data:
Net assets, at end of period	$195,032,211		$200,989,308
Ratio of total expenses before waiver to average net assets	7.79%		5.12	%(6)
Ratio of interest expenses to average net assets	2.50%		1.04	%(6)
Ratio of incentive fees to average net assets	1.63%		0.75	%(6)
Ratio of waiver of management and incentive fees to average net assets	0.50%		1.57	%(6)
Ratio of net expenses to average net assets	7.29%		3.55	%(6)
Ratio of net investment income (loss) before waiver to average net assets	9.13%		7.45	%(6)
Ratio of net investment income (loss) after waiver to average net assets	9.63%		9.02	%(6)
Total Credit Facility payable outstanding	$63,504,738		$62,499,154
Total Notes payable outstanding	$40,000,000		$—
Asset coverage ratio(7)	2.9		4.2
Portfolio turnover rate	24	%(8)	20	%(4)(9)

*	Commencement of operations of the Company.
(1)	The per share data was derived by using the average shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(4)	Not Annualized.
(5)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

15. Financial Highlights  – (continued)

calculated assuming a purchase at the offering price of $15.00 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.
(6)	Annualized.
(7)	Asset coverage ratio is equal to (i) the sum of (A) net assets at the end of the period and (B) debt outstanding at the end of the period, divided by (ii) total debt outstanding at the end of the period.
(8)	For the year ended December 31, 2015.
(9)	For the period from May 8, 2014 to December 31, 2014.

The following performance ratios and internal rate of return (“IRR”) (since inception) are presented for the Limited Partners as a single class, taken as a whole. The actual ratios of each individual investor may vary and are dependent upon the specific allocations of income and expense to such investor and the timing of capital transactions for such investor.

The net investment income (loss) ratio and the expense ratio are computed using the weighted average capital of the Limited Partners during the periods. The net investment income (loss) ratio does not include the effects of the carried interest allocation. The weighted average capital calculation reflects a measure of capital after each capital contribution, distribution or other significant change in capital at the end of each quarterly accounting period. The IRR was computed based on the actual dates of Limited Partners’ cash inflows (capital contributions) and outflows (cash and stock distributions), and the residual value of the Limited Partners’ capital accounts from January 1, 2014 through May 7, 2014 and the years ended December 31, 2013, December 31, 2012, and December 31, 2011.

	January 1, 2014 to May 7, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net investment income (loss) ratio before carried interest allocation	15.06%	7.50%	8.94%	6.88%
Expense ratio before carried interest allocation	1.81%	3.54%	5.92%	6.86%
Carried interest allocation	(4.51)%	1.80%	3.79%	—
Expense ratio after carried interest allocation	(2.70)%	5.34%	9.71%	6.86%
Cumulative IRR after carried interest allocation	13.69%	10.03%	11.30%	4.40%

These financial highlights may not be indicative of future performance.

16. Tax Information

As of December 31, 2015, the Company's aggregate investment unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$303,187,733
Gross unrealized appreciation	12,834,854
Gross unrealized depreciation	(19,680,976)
Net unrealized investment depreciation	$(6,846,122)

The tax cost of the Company's investments as of December 31, 2015, approximates their amortized cost.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

17. Unconsolidated Significant Subsidiaries

In accordance with the SEC’s Regulation S-X and GAAP, we have subsidiaries that are not required to be consolidated. We have certain unconsolidated significant subsidiaries that pursuant to Rule 4-08(g) of Regulation S-X, summarized financial information is presented below in aggregate as of and for the year ended December 31, 2015 and as of and for the year ended December 31, 2014.

Balance Sheet	As of December 31, 2015
Current Assets	9,799,192
Noncurrent Assets	25,016,525
Current Liabilities	3,982,975
Noncurrent Liabilities	20,000,000

Balance Sheet	As of December 31, 2014
Current Assets	21,752,296
Noncurrent Assets	26,765,177
Current Liabilities	5,827,408
Noncurrent Liabilities	20,000,000

Income Statement	For the year ended December 31, 2015
Net Sales	26,808,399
Gross Profit	4,817,956
Net Income (Loss)	(8,829,955)

Income Statement	For the year ended December 31, 2014
Net Sales	73,379,709
Gross Profit	26,108,240
Net Income (Loss)	9,166,096

In addition to the risks associated with our investments in general, there are unique risks associated with our investments in each of these entities. In this regard, DRC Emergency Services LLC (“DRC ES”) derives significantly all of its revenue from contracts with federal, state and local governments and governmental agencies. As a result, if it does not comply with the terms of a contract or with regulations or statutes, it could be subject to downward contract price adjustments or refund obligations or could in extreme circumstances be assessed penalties or be debarred or suspended from obtaining future contracts for a specified period of time. Any such suspension or debarment or other sanction could have an adverse effect on its business.

Similarly, the business and growth of FST Technical Services, LLC (“FST”) depends in large part on the continued trend toward outsourcing of certain services in the semiconductor and biopharmaceutical industries. There can be no assurance that this trend in outsourcing will continue, as companies may elect to perform such services internally. A significant change in the direction of this trend generally, or a trend in the semiconductor and biopharmaceutical industry not to use, or to reduce the use of, outsourced services such as those provided by it, could significantly decrease its revenues and such decreased revenues could have a material adverse effect on it or its results operations or financial condition.

On August 29, 2014, DRC ES was suspended from Federal Government contracting and from directly or indirectly receiving the benefits of federal assistance programs. In DRC ES’s opinion the suspension primarily resulted from alleged actions taken by former employees and subcontractors related to two particular contracts. None of the employees in question work for DRC ES or any of its affiliates. DRC ES fully cooperated with all Government investigations. The suspension was terminated on October 1, 2014. DRC ES’s contracts and customer relationships were not materially impacted by the suspension.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

17. Unconsolidated Significant Subsidiaries  – (continued)

On October 13, 2015, Cahaba Disaster Recovery, LLC (“Cahaba”) filed a lawsuit in state court in Jefferson County, Alabama, against DRC Emergency Services, LLC (“DRC”) and Alcentra Capital Corporation (“ACC”), relating to disaster recovery services allegedly provided in the wake of the tornado that struck Joplin, MO in 2011. The complaint alleges that DRC was retained as a first-tier subcontractor on two disaster recovery engagements, and that DRC in turn brought in Cahaba as a second-tier subcontractor for those jobs. The complaint alleges that Cahaba has received only partial payment from DRC and is owed a total of $2,471,680. The complaint alleges that ACC is also liable to Cahaba for those amounts because it was the “alter ego” of DRC, due to what the complaint alleges to be ACC’s “indicia of control” of DRC by Alcentra. Cahaba has agreed to dismiss the case without prejudice (by agreement of parties), subject to its being reinstituted at a later date.

18. Selected Quarterly Financial Data (Unaudited)

	2015
	For the quarter ended December 31	For the quarter ended September 30	For the quarter ended June 30	For the quarter ended March 31
Total investment income	$8,676,914	$8,507,142	$8,507,540	$8,224,653
Total investment income per common share	0.64	0.63	0.63	0.61
Net investment income	4,529,602	5,142,044	4,649,349	4,977,174
Net investment income per common share	0.34	0.38	0.34	0.37
Net realized and unrealized (loss) gain	(6,577,824)	(1,887,595)	1,764,307	14,717
Net realized and unrealized (loss) gain per common share	(0.49)	(0.14)	0.13	0.00
Net (decrease) increase in net assets resulting from operations	(2,048,222)	3,254,449	6,413,656	4,991,891
Basic and diluted earnings per common share	(0.15)	0.24	0.47	0.37
Net asset value per common share at the end of quarter	14.43	14.92	15.03	14.90

	2014
	For the quarter ended December 31	For the quarter ended September 30	For the period from May 8, 2014 through June 30	For the period from April 1, 2014 through May 7	For the quarter ended March 31
Total investment income	$6,670,403	$5,861,187	$3,634,624	$3,766,431	$3,995,463
Total investment income per common share	0.49	0.43	0.27	N.A.	N.A.
Net investment income	4,551,406	4,595,699	2,454,627	3,751,842	3,175,716
Net investment income per common share	0.34	0.34	0.18	N.A.	N.A.
Net realized and unrealized (loss) gain	(1,505,337)	3,306,153	1,332,473	(264,414)	3,290,966
Net realized and unrealized (loss) gain per common share	(0.11)	0.24	0.10	N.A.	N.A.
Net (decrease) increase in net assets resulting from operations	3,046,069	7,901,852	3,787,100	3,487,428	6,466,682
Basic and diluted earnings per common share	0.23	0.58	0.28	N.A.	N.A.
Net asset value per common share at the end of quarter	14.87	15.00	14.76	N.A.	N.A.

ALCENTRA CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

19. Subsequent Events

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Subsequent to December 31, 2015, the following activity occurred:

On January 4, 2016, Health Fusion was acquired by a third party and, in connection with the acquisition, repaid our $4.8 million 1st lien investment in full, resulting in a realized gain of approximately $1.8 million on the warrants.

On January 7, 2016, a $0.34 per share dividend was paid to shareholders of record as of December 31, 2015.

On January 15, 2016, A2Z Wireless was acquired by a third party and, in connection with the acquisition, repaid approximately $9.8 million of the debt owed to us pursuant to our 1st lien investment, which bore interest at a rate of 12% per annum, and paid a pre-payment premium of $507,207. Subsequently, we funded a $11.2 million investment in A2Z Wireless (10.00% first lien) and committed to fund up to an additional $3.8 million.

On January 18, 2016, the Board of Directors approved a $5.0 million open market stock repurchase program. Pursuant to the program, we are authorized to repurchase up to $5.0 million in the aggregate of our outstanding common stock in the open market. The timing, manner, price and amount of any share repurchases will be determined by our management, in its discretion, based upon the evaluation of economic conditions, stock price, applicable legal and regulatory requirements and other factors. The open market stock repurchase program will be in effect until the approved dollar amount has been used to repurchase shares. The program does not require us to repurchase any specific number of shares and we cannot assure that any shares will be repurchased under the program. The program may be suspended, extended, modified or discontinued at any time.

On January 19, 2016, DRC Emergency Services, LLC (“DRC”) was sold to a third-party. Total proceeds from the disposition, including a related tax benefit, were approximately $2 million. We had previously disclosed various matters relating to DRC, including a since-lifted suspension against DRC from doing federal government contracting work as well as litigation filed against DRC and the Company by Cahaba Disaster Recovery, LLC (“Cahaba”) alleging that DRC failed to make certain payments due to Cahaba in connection with its provision of certain sub-contracting services to DRC. More recently, a lawsuit was filed in late December 2015 relating to DRC which alleges that certain parties entered into an oral agreement to transfer a 10% equity interest in DRC’s parent company to the plaintiff. The sale also provides that the third-party purchaser will indemnify us (and related parties) from any liability in connection with the Cahaba lawsuit, including litigation expenses.

On February 11, 2016, Alcentra funded and additional $2.4 million to A2Z Wireless.

Through February 19, 2016, we have sold approximately $5.4 million aggregate principal amount of Alcentra Capital InterNotes® 6.50% notes due 2021.

On March 7, 2016, the Board of Directors approved the 2016 first quarter dividend of $0.34 per share for shareholders of record date March 31, 2016 and payable April 7, 2016.

$250,000,000

Alcentra Capital Corporation

Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

PROSPECTUS

           , 2017

ALCENTRA CAPITAL CORPORATION
PART C
OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial statements

Page No.
Unaudited Financial Statements
Consolidated Statements of Assets and Liabilities as of September 30, 2016 (unaudited) and December 31, 2015	F-2
Consolidated Statements of Operations for the Nine Months Ended September 30, 2016 (unaudited) and 2015 (unaudited)	F-3
Consolidated Statements of Changes in Net Assets for the Nine Months Ended September 30, 2016 (unaudited) and 2015 (unaudited)	F-5
Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2016 (unaudited) and 2015 (unaudited)	F-6
Consolidated Schedule of Investments as of September 30, 2016 (unaudited) and December 31, 2015	F-7
Notes to Unaudited Consolidated Financial Statements	F-15
Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F-34
Consolidated Financial Statements of Alcentra Capital Corporation:
Consolidated Statements of Assets and Liabilities as of December 31, 2015 and December 31, 2014	F-36
Consolidated Statements of Operations for the year ended December 31, 2015 and the period from May 8, 2014 (commencement of operations) to December 31, 2014	F-37
Consolidated Statements of Changes in Net Assets for the year ended December 31, 2015 and the period from May 8, 2014 (commencement of operations) to December 31, 2014	F-39
Consolidated Statements of Cash Flows for the year ended December 31, 2015 and the period from May 8, 2014 (commencement of operations) to December 31, 2014	F-40
Consolidated Schedule of Investments as of December 31, 2015 and December 31, 2014	F-42
Notes to the Consolidated Financial Statements	F-50
Financial Statements of BNY Mellon-Alcentra Mezzanine III, L.P.
Consolidated Statements of Operations for the period from January 1, 2014 to May 7, 2014 and for the year ended December 31, 2013	F-37
Consolidated Statements of Changes in Net Assets for the period from January 1, 2014 to May 7, 2014 and for the year ended December 31, 2013	F-40

(2) Exhibits

(a)(1)	Articles of Amendment and Restatement(1)
(b)(1)	Bylaws(1)
(c)	Not applicable
(d)(1)	Form of Base Indenture(7)
(d)(2)	Form of First Supplemental Indenture(7)
(d)(3)	Form of Global Note (included as Exhibit A to the Form of First Supplemental Indenture)(7)
(d)(4)	Statement of Eligibility of Trustee on Form T-1(15)
(d)(5)	Form of Supplemental Indenture(7)
(d)(6)	Form of Second Supplemental Indenture relating to the Alcentra Capital Internotes® 6.375% Notes due 2020(8)
(d)(7)	Form of Global Note relating to the Alcentra Capital Internotes® 6.375% Notes due 2020 (included as Exhibit A to the Form of Second Supplemental Indenture)(8)
(d)(8)	Form of Third Supplemental Indenture relating to the Alcentra Capital Internotes® 6.375% Notes due 2020(9)
(d)(9)	Form of Global Note relating to the Alcentra Capital Internotes® 6.375% Notes due 2020 (included as Exhibit A to the Form of Third Supplemental Indenture)(9)
(d)(10)	Form of Fourth Supplemental Indenture relating to the Alcentra Capital Internotes® 6.375% Notes due 2020(10)
(d)(11)	Form of Global Note relating to the Alcentra Capital Internotes® 6.375% Notes due 2020 (included as Exhibit A to the Form of Fourth Supplemental Indenture)(10)
(d)(12)	Form of Fifth Supplemental Indenture relating to the Alcentra Capital Internotes® 6.375% Notes due 2020(11)
(d)(13)	Form of Global Note relating to the Alcentra Capital Internotes® 6.375% Notes due 2020 (included as Exhibit A to the Form of Fifth Supplemental Indenture)(11)
(d)(14)	Form of Sixth Supplemental Indenture relating to the Alcentra Capital Internotes® 6.375% Notes due 2020(12)
(d)(15)	Form of Global Note relating to the Alcentra Capital Internotes® 6.375% Notes due 2020 (included as Exhibit A to the Form of Sixth Supplemental Indenture)(12)
(d)(16)	Form of Seventh Supplemental Indenture relating to the Alcentra Capital Internotes® 6.750% Notes due 2022(12)
(d)(17)	Form of Global Note relating to the Alcentra Capital Internotes® 6.750% Notes due 2022 (included as Exhibit A to the Form of Seventh Supplemental Indenture)(12)
(d)(18)	Form of Eighth Supplemental Indenture relating to the Alcentra Capital Internotes® 6.25% Notes due 2020(13)
(d)(19)	Form of Global Note relating to the Alcentra Capital Internotes® 6.25% Notes due 2020 (included as Exhibit A to the Form of Eighth Supplemental Indenture)(13)
(d)(20)	Form of Ninth Supplemental Indenture relating to the Alcentra Capital Internotes® 6.50% Notes due 2020(13)
(d)(21)	Form of Global Note relating to the Alcentra Capital Internotes® 6.50% Notes due 2020 (included as Exhibit A to the Form of Ninth Supplemental Indenture)(13)
(d)(22)	Form of Tenth Supplemental Indenture relating to the Alcentra Capital Internotes® 6.50% Notes due 2021(17)
(d)(23)	Form of Global Note relating to the Alcentra Capital Internotes® 6.50% Notes due 2021 (included as Exhibit A to the Form of Tenth Supplemental Indenture)(17)
(d)(24)	Form of Eleventh Supplemental Indenture relating to the Alcentra Capital Internotes® 6.50% Notes due 2021(18)

(d)(25)	Form of Global Note relating to the Alcentra Capital Internotes® 6.50% Notes due 2021 (included as Exhibit A to the Form of Eleventh Supplemental Indenture)(18)
(d)(26)	Form of Twelfth Supplemental Indenture relating to the Alcentra Capital Internotes® 6.50% Notes due 2021(20)
(d)(27)	Form of Global Note relating to the Alcentra Capital Internotes® 6.50% Notes due 2021 (included as Exhibit A to the Form of Twelfth Supplemental Indenture)(20)
(d)(28)	Form of Thirteenth Supplemental Indenture relating to the Alcentra Capital Internotes® 6.375% Notes due 2021(21)
(d)(29)	Form of Global Note relating to the Alcentra Capital Internotes® 6.375% Notes due 2021 (included as Exhibit A to the Form of Thirteenth Supplemental Indenture)(21)
(d)(30)	Form of Fourteenth Supplemental Indenture relating to the Alcentra Capital Internotes® 6.375% Notes due 2021(22)
(d)(31)	Form of Global Note relating to the Alcentra Capital Internotes® 6.375% Notes due 2021 (included as Exhibit A to the Form of Fourteenth Supplemental Indenture)(22)
(d)(32)	Form of Fifteenth Supplemental Indenture relating to the Alcentra Capital Internotes® 6.375% Notes due 2021(23)
(d)(33)	Form of Global Note relating to the Alcentra Capital Internotes® 6.375% Notes due 2021 (included as Exhibit A to the Form of Fifteenth Supplemental Indenture)(23)
(d)(34)	Form of Sixteenth Supplemental Indenture relating to the Alcentra Capital® Internotes 6.375% Notes due 2021(24)
(d)(35)	Form of Global Note relating to the Alcentra Capital Internotes® 6.375% Notes due 2021 (included as Exhibit A to the Form of Sixteenth Supplemental Indenture)(24)
(d)(36)	Form of Seventeenth Supplemental Indenture relating to the Alcentra Capital® Internotes 6.25% Notes due 2021(25)
(d)(37)	Form of Global Note relating to the Alcentra Capital Internotes® 6.25% Notes due 2021 (included as Exhibit A to the Form of Seventeenth Supplemental Indenture)(25)
(d)(38)	Form of Eighteenth Supplemental Indenture relating to the Alcentra Capital® Internotes 6.25% Notes due 2021(26)
(d)(39)	Form of Global Note relating to the Alcentra Capital Internotes® 6.25% Notes due 2021 (included as Exhibit A to the Form of Eighteenth Supplemental Indenture)(26)
(d)(40)	Form of Warrant Certificate and Warrant Agreement(16)
(d)(41)	Form of Articles Supplementary Establishing and Fixing the Rights and Preferences of Preferred Stock(16)
(e)	Form of Dividend Reinvestment Plan(3)
(f)	Not applicable
(g)(1)	Form of Investment Advisory Agreement between Registrant and our Adviser(3)
(g)(2)	Form of Letter Agreement between the Registrant and Alcentra NY, LLC(3)
(h)	Form of Underwriting Agreement**
(i)	Not applicable
(j)	Form of Custody Agreement with State Street Bank and Trust Company(4)
(k)(1)	Form of Master Administration and Accounting Agreement between Registrant and State Street Bank and Trust Company(4)
(k)(2)	Form of License Agreement between the Registrant and Alcentra NY, LLC(2)
(k)(3)	Form of Registration Rights Agreement(2)
(k)(4)	Form of Senior Secured Revolving Credit Agreement among the Registrant and ING Capital LLC(4)

(k)(5)	Form of Guarantee and Security Agreement among the Registrant and ING Capital LLC(4)
(k)(6)	Amendment No. 1 to the Senior Revolving Credit Agreement, dated December 19, 2014, by and among the Company as borrower, the Lenders party thereto and ING Capital LLC, as Administrative Agent, Arranger and Bookrunner(5)
(k)(7)	Incremental Commitment Agreement, dated as of December 19, 2014, by and among the Company, as borrower, the Increasing Lenders party thereto and ING Capital LLC as Administrative Agent and Collateral Agent(5)
(k)(8)	Form of Amendment No. 2 to the Senior Revolving Credit Agreement, to be entered into by and among the Company as borrower, the Lenders party thereto and ING Capital LLC, as Administrative Agent, Arranger and Bookrunner(7)
(k)(9)	Amendment No. 3 to the Senior Secured Revolving Credit Agreement, dated as of August 11, 2015, by and among the Company as borrower, the Lenders party thereto and ING Capital LLC, as Administrative Agent, Arranger and Bookrunner(14)
(k)(10)	Incremental Commitment Agreement, dated as of August 11, 2015, by and among the Company, as borrower, the Increasing Lenders party thereto and ING Capital LLC, as Administrative Agent and Collateral Agent(14)
(k)(11)	Amendment No. 4 to the Senior Secured Revolving Credit Agreement, dated as of March 2, 2016 by and among the Company, as borrower, the Lenders party thereto and ING Capital LLC, as Administrative Agent, Arranger and Bookrunner(19)
(l)(1)	Opinion and Consent of Eversheds Sutherland (US) LLP, counsel for Registrant*
(m)	Not applicable
(n)(1)	Consent of Independent Registered Public Accounting Firm*
(n)(2)	Report of Independent Registered Public Accounting Firm, including the senior securities table(21)
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(1)	Code of Ethics of the Registrant(6)
99.1	Statement of Computation of Ratios of Earnings to Fixed Charges*
99.2	Form of Prospectus Supplement for Common Stock Offerings(16)
99.3	Form of Prospectus Supplement for Preferred Stock Offerings(16)
99.4	Form of Prospectus Supplement for At-the-Market Offerings(16)
99.5	Form of Prospectus Supplement for Rights Offerings(16)
99.6	Form of Prospectus Supplement for Warrants Offerings(16)
99.7	Form of Prospectus Supplement for Retail Note Offerings(16)
99.8	Form of Prospectus Supplement for Institutional Note Offerings(16)

*	Filed herewith.
**	To be filed by amendment.
(1)	Previously filed in connection with the Registrant’s Registration Statement on Form N-2 (File No. 333-194521) filed on March 12, 2014, and incorporated by reference herein.
(2)	Previously filed in connection with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-194521) filed on April 9, 2014, and incorporated herein by reference.
(3)	Previously filed in connection with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-194521) filed on April 22, 2014, and incorporated herein by reference.

(4)	Previously filed in connection with Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File No. 333-194521) filed on May 8, 2014, and incorporated herein by reference.
(5)	Previously filed in connection with the Registrant’s Current Report on Form 8-K, filed on December 29, 2014, and incorporated herein by reference.
(6)	Previously filed in connection with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-199622) filed on January 14, 2015 and incorporated herein by reference.
(7)	Previously filed in connection with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-199622) filed on January 28, 2015 and incorporated herein by reference.
(8)	Previously filed in connection with Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-199622) filed on February 12, 2015 and incorporated by reference herein.
(9)	Previously filed in connection with Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-199622) filed on February 20, 2015 and incorporated by reference herein.
(10)	Previously filed in connection with Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File No. 333-199622) filed on February 26, 2015 and incorporated by reference herein.
(11)	Previously filed in connection with Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 (File No. 333-199622) filed on March 5, 2015 and incorporated by reference herein.
(12)	Previously filed in connection with Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-2 (File No. 333-199622) filed on April 2, 2015 and incorporated by reference herein.
(13)	Previously filed in connection with Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-2 (File No. 333-199622) filed on April 15, 2015 and incorporated by reference herein.
(14)	Previously filed in connection with the Registrant’s Current Report on Form 8-K, filed on August 12, 2015, and incorporated herein by reference.
(15)	Previously filed in connection with the Registrant’s Registration Statement on Form N-2 (File No. 333-205154) filed on June 23, 2015 and incorporated herein by reference.
(16)	Previously filed in connection with the Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-205154) filed on December 21, 2015 and incorporated herein by reference.
(17)	Previously filed in connection with the Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-205154) filed on February 4, 2016 and incorporated herein by reference.
(18)	Previously filed in connection with the Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-205154) filed on February 11, 2016 and incorporated herein by reference.
(19)	Previously filed in connection with the Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-205154) filed on February 19, 2016 and incorporated herein by reference.
(20)	Previously filed in connection with the Registrant’s quarterly report on Form 10-Q for the year ended December 31, 2015, filed on May 6, 2016, and incorporated herein by reference.
(21)	Previously filed in connection with the Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File No. 333-205154) filed on June 9, 2016 and incorporated herein by reference.
(22)	Previously filed in connection with the Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 (File No. 333-205154) filed on June 16, 2016 and incorporated herein by reference.

(23)	Previously filed in connection with the Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-2 (File No. 333-205154) filed on June 23, 2016 and incorporated herein by reference.
(24)	Previously filed in connection with the Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-2 (File No. 333-205154) filed on June 30, 2016 and incorporated herein by reference.
(25)	Previously filed in connection with the Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-2 (File No. 333-205154) filed on July 8, 2016 and incorporated herein by reference.
(26)	Previously filed in connection with the Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-2 (File No. 333-205154) filed on July 14, 2016 and incorporated herein by reference.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$32,938.04
FINRA filing fee	$43,125.16
NASDAQ listing fee	$40,000
Printing expenses	$50,000
Accounting fees and expenses	$80,000
Legal fees and expenses	$100,000
Miscellaneous	$25,000
Total	$371,063.21

Note: All listed amounts are estimates except for the Securities and Exchange Commission registration fee and FINRA filing fee.

Item 28. Persons Controlled by or Under Common Control

Alcentra Capital Corporation, directly or indirectly, owns 100% of the following consolidated subsidiary:

•	Alcentra BDC Equity Holdings LLC, a Delaware limited liability company.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock as of March 2, 2017.

Title of Class	Number of Record Holders
Common Stock, $0.001 par value	19

Item 30. Indemnification

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended, or the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Alcentra NY, LLC, our Adviser, and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV as filed with the Securities and Exchange Commission (SEC file number 801-62417) and incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166;
(2)	the Transfer Agent, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170;
(3)	the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; and
(4)	the Adviser, Alcentra NY, LLC, 200 Park Avenue, 7th Floor, New York, New York 10166.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1)	The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.
(2)	Not applicable.
(3)	Registrant undertakes in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.
(4)	The Registrant hereby undertakes:
(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(i)	to include any prospectus required by Section 10(a)(3) of the 1933 Act;
(ii)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
(b)	That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and
(c)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and
(d)	That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
(e)	That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;
(ii)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(f)	To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of the Registrant is trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.
(5)

(a)

for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act [17 CFR 230.497(h)] shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in New York City, in the State of New York, on this 6th day of March, 2017.

ALCENTRA CAPITAL CORPORATION

By:	/s/ Paul J. Echausse Name: Paul J. Echausse Title: President and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Paul J. Echausse and Ellida McMillan, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Paul J. Echausse Paul J. Echausse	President, Chief Executive Officer and Director (Principal Executive Officer)	March 6, 2017
Paul Hatfield	Chairman of the Board of Directors
/s/ Ellida McMillan Ellida McMillan	Chief Accounting Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)	March 6, 2017
* T. Ulrich Brechbühl	Director	March 6, 2017
* Edward Grebow	Director	March 6, 2017
* Douglas J. Greenlaw	Director	March 6, 2017
Rudolph L. Hertlein	Director
/s/ Steven H. Reiff Steven H. Reiff	Director	March 6, 2017
*	Signed by Paul J. Echausse pursuant to a power of attorney signed by each director as part of the Registration Statement on Form N-2 filed on February 23, 2017